UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2017

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2017
Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX	HNACX
Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX	HNMGX
Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX	HNSGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX	HNSOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX	HNLVX
Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX	HNMVX
Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX	HNVRX
Harbor Small Cap Value Opportunities Fund	HSOVX	HSAVX	HSIVX	HSRVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2017. Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower than what is shown here and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices shown in this report assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.
	Total Return Year Ended October 31, 2017
GROWTH FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Capital Appreciation Fund	32.52%	32.20%	32.04%	32.62%
Harbor Mid Cap Growth Fund	31.00	30.71	30.61	31.12
Harbor Small Cap Growth Fund	26.72	26.02	26.29	26.78
Harbor Small Cap Growth Opportunities Fund	23.07	22.70	22.63	23.14
VALUE FUNDS
Harbor Large Cap Value Fund	26.00	25.77	25.52	26.08
Harbor Mid Cap Value Fund	19.16	18.84	18.71	19.22
Harbor Small Cap Value Fund	33.00	32.67	32.49	33.06
Harbor Small Cap Value Opportunities Fund	0.70 [a]	0.60 [a]	0.60 [a]	0.70 [a]

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2017
S&P 500 (large cap, domestic equity)	23.63%
Russell 1000® Growth (large cap, domestic equity)	29.71
Russell 1000® Value (large cap, domestic equity)	17.78
Russell Midcap® Growth (mid cap, domestic equity)	26.25
Russell Midcap® Value (mid cap, domestic equity)	17.12
Russell 2000® Growth (small cap, domestic equity)	31.00
Russell 2000® Value (small cap, domestic equity)	24.81

a	For the period August 1, 2017 (inception) through October 31, 2017.
1

Harbor Domestic Equity Funds
Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2]
DOMESTIC EQUITY FUNDS	2013	2014	2015	2016	2017
Harbor Capital Appreciation Fund
Institutional Class	0.65%	0.65%	0.64%	0.64%	0.65%	0.87%
Administrative Class	0.90	0.90	0.89	0.89	0.90	1.16
Investor Class	1.02	1.02	1.01	1.01	1.02	1.25
Retirement Class	N/A	N/A	N/A	0.59 [a]	0.59	0.80
Harbor Mid Cap Growth Fund
Institutional Class	0.84%	0.83%	0.84%	0.85%	0.87%	1.00%
Administrative Class	1.09	1.08	1.09	1.10	1.12	1.29
Investor Class	1.21	1.20	1.21	1.22	1.24	1.33
Retirement Class	N/A	N/A	N/A	0.80 [a]	0.81	0.93
Harbor Small Cap Growth Fund
Institutional Class	0.83%	0.83%	0.83%	0.85%	0.85%	1.06%
Administrative Class	1.08	1.08	1.08	1.10	1.10	1.32
Investor Class	1.20	1.20	1.20	1.22	1.22	1.39
Retirement Class	N/A	N/A	N/A	0.80 [a]	0.79	1.02
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	0.90% [b]	0.90%	0.89%	0.88%	1.06%
Administrative Class	N/A	1.15 [b]	1.15	1.13	1.13	1.32
Investor Class	N/A	1.27 [b]	1.27	1.26	1.25	1.39
Retirement Class	N/A	N/A	N/A	0.84 [a]	0.81	1.02
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.83%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.14
Investor Class	1.05	1.05	1.05	1.05	1.05	1.19
Retirement Class	N/A	N/A	N/A	0.63 [a]	0.60	0.78
Harbor Mid Cap Value Fund
Institutional Class	0.93%	0.89%	0.86%	0.84%	0.84%	0.92%
Administrative Class	1.18	1.14	1.11	1.09	1.09	1.27
Investor Class	1.30	1.26	1.23	1.21	1.21	1.28
Retirement Class	N/A	N/A	N/A	0.79 [a]	0.77	0.86
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.84%	0.85%	0.86%	0.87%	1.07%
Administrative Class	1.09	1.09	1.10	1.11	1.12	1.47
Investor Class	1.21	1.21	1.22	1.23	1.24	1.51
Retirement Class	N/A	N/A	N/A	0.81 [a]	0.81	1.01
Harbor Small Cap Value Opportunities Fund
Institutional Class	N/A	N/A	N/A	N/A	0.88% [c]	1.07%
Administrative Class	N/A	N/A	N/A	N/A	1.13 [c]	1.47
Investor Class	N/A	N/A	N/A	N/A	1.25 [c]	1.51
Retirement Class	N/A	N/A	N/A	N/A	0.80 [c]	1.01

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2017 Morningstar Universe with the same investment style as the comparable Harbor Funds portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016
b	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014
c	Annualized figures for the period August 1, 2017 (inception) through October 31, 2017
2

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
I am honored to be writing my first shareholder letter to you as Chairman of the Board of Trustees of Harbor Funds. David Van Hooser, our long-standing Chairman, retired from the Board of Trustees on September 22, 2017 after 17 years of distinguished service. Over that 17 year tenure, I have admired how Dave has maintained a singular focus on serving the best interests of Harbor Funds and its shareholders. He has served as an example to me and the other men and women who work diligently to support Harbor Funds. I remain committed to carrying on the responsibility that Dave so fully embraced to place the interests of Harbor Funds and its shareholders first.
We have also had other changes on the Board of Trustees over the past year. Rodger Smith, our long-standing Lead Independent Trustee, retired from the Board on December 31, 2016 after a 29 year tenure. He was replaced as Lead Independent Trustee by Randy Hack, who has served on the Board since 2010. Shareholders also elected two new independent Trustees to the Board on September 22, 2017 in Katie Quirk and Joe Dowling. With their election, eight of the nine members of the Board are independent of Harbor Capital Advisors, the investment adviser to Harbor Funds.
Market Review
U.S. equities generally had strong returns for the fiscal year ended October 31, 2017. The period began with a U.S. election that fueled a market rally based upon optimism that promises of tax cuts, infrastructure spending and a business-friendly approach to regulation could lead to improved economic growth and higher corporate earnings.
As the fiscal year continued, U.S. stocks advanced despite rising interest rates, falling oil prices and political uncertainty, as corporate earnings exceeded expectations. Better-than-expected economic growth and job gains drove U.S. equity indexes to record levels toward the end of the period, while oil prices stabilized and the Federal Reserve stayed on track to continue raising short-term interest rates while laying the groundwork for gradually reducing its U.S. Treasury bond balance sheet holdings.
The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 23.98% for the fiscal year. Growth stocks outperformed value stocks by a significant margin, and small cap stocks outperformed both large cap and mid cap stocks.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2017
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
International & Global
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
Stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
3

We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman
4

Harbor Capital Appreciation Fund
Managers' Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
Equity returns were strong in the 12-month period ended October 31, 2017, as global GDP advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the U.S., solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, and accumulating cash on company balance sheets.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 32.52% (Institutional Class), 32.20% (Administrative Class), 32.04% (Investor Class), and 32.62% (Retirement Class) for the fiscal year, outperforming the Russell 1000® Growth Index, which rose 29.71%, and the broader equity market, as represented by the S&P 500 Index, which climbed 23.63%.
Most of the benchmark’s sectors, especially Information Technology, posted significant positive returns. Early strength in Industrials and Financials reflected the prospect of a less onerous regulatory environment and increased spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations for these sectors moderated. Energy was the lone sector to decline, as commodities prices were generally weak.
Information Technology positions were impressive contributors to Fund outperformance. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continued to grow. Nowhere is this more dramatic than China. Alibaba reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what is broadly expected to be long-term growth.
Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.
The technology of social media has clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. The company’s opportunities to monetize its businesses remain substantial.
Both Nvidia and Adobe Systems continued to benefit from technological advances beyond the Internet and mobile. Nvidia has transformed itself from a personal computer-centric graphics provider to the driver of high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced and standardized around its architecture and platform. Adobe Systems, while historically best known for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital media, document, creative, marketing, and analytics services.
Apple’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products.
Technological and behavioral changes are transforming industries well beyond Information Technology. Within the Consumer Discretionary sector, notable holdings include Amazon in retail, Netflix in media and entertainment, and Tesla in autos and replaceable power. Amazon’s scale dominance allows an advantageous cost structure and the ability to aggressively invest
5

Harbor Capital Appreciation Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	6.3%
Amazon.com Inc.	4.5%
Facebook Inc.	4.4%
Alibaba Group Holding Ltd. ADR	4.2%
Microsoft Corp.	4.1%
MasterCard Inc.	3.3%
Visa Inc.	3.3%
Netflix Inc.	3.1%
Tencent Holdings Ltd.	3.1%
Adobe Systems Inc.	2.7%
in its businesses. The long-term positioning of Netflix has been strengthened by exclusive deals and original content, international expansion, and scale advantage, which enabled the company to fund content costs with a global subscriber base. Tesla continued to be positioned to drive rapid growth in the adoption of electric autos, and with its Model 3, target the mainstream automotive market.
However, technological change affected other Consumer Discretionary holdings negatively, with the incursion of online competition weighing on the stocks of both O’Reilly Automotive and Ulta Beauty.
The Fund’s Health Care positions lagged the benchmark sector. Notable detractors included Alexion Pharmaceuticals, which makes drugs for rare genetic diseases; it declined on material and unanticipated management changes and on an investigation into sales practices. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.
In Information Technology, cellular phone chipmaker Qualcomm fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks declined on weaker than projected product revenue and a lowered outlook.
The Fund’s positions in O’Reilly Automotive, Ulta, Allergan, Qualcomm, and Palo Alto were eliminated during the year.
OUTLOOK & STRATEGY
Robust equity market returns have been fueled by strong corporate earnings gains. There have been exceptions, though, as illustrated by the ongoing shift in the retail sector, where investors have reacted to growing online disruption of traditional brick-and-mortar franchises. Large technology companies with data-centric and highly scalable business models are beginning to attract greater regulatory scrutiny. Fines and less flexibility in acquiring adjacent businesses seem likely to us and could affect longer-term valuation parameters despite continued above-average sales and earnings growth. Other risks include geopolitical uncertainty, threats to free trade, and any shift in monetary policy away from central bank gradualism. That said, we believe the fundamental outlook for companies in the Fund remains strong as of the end of the reporting period. Recent valuation gains reflect strong earnings and cash flow growth, as well as a modest upward move in valuations accorded these future cash flows. Longer-term valuation measures appear to be appropriate in our view.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Capital Appreciation Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012
Cusip	411511504
Ticker	HACAX
Inception Date	12/29/1987
Net Expense Ratio	0.65% [a]
Total Net Assets (000s)	$23,896,840

ADMINISTRATIVE CLASS

Fund #	2212
Cusip	411511827
Ticker	HRCAX
Inception Date	11/01/2002
Net Expense Ratio	0.90% [a]
Total Net Assets (000s)	$493,860

INVESTOR CLASS

Fund #	2412
Cusip	411511819
Ticker	HCAIX
Inception Date	11/01/2002
Net Expense Ratio	1.02% [a]
Total Net Assets (000s)	$1,531,809

RETIREMENT CLASS

Fund #	2512
Cusip	411512528
Ticker	HNACX
Inception Date	03/01/2016
Net Expense Ratio	0.59% [a]
Total Net Assets (000s)	$2,892,484

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$261,451	$225,048
Price/Earning Ratio (P/E)	40.9x	31.8x
Price/Book Ratio (P/B)	8.6x	7.9x
Beta vs. Russell 1000® Growth Index	1.11	N/A
Portfolio Turnover (Year Ended 10/31/2017)	52%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflects a contractual management fee waiver effective through February 28, 2018
7

Harbor Capital Appreciation Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	32.52%	17.88%	9.42%	12/29/1987	$123,034
Administrative Class	32.20	17.59	9.15	11/01/2002	119,992
Investor Class	32.04	17.44	9.02	11/01/2002	118,575
Retirement Class[1]	32.62	17.90	9.43	03/01/2016	123,147
Comparative Indices
Russell 1000® Growth	29.71%	16.83%	9.13%	—	$119,819
S&P 500	23.63	15.18	7.51	—	103,191
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.70% (Gross) (Institutional Class); 0.90% (Net) and 0.95% (Gross) (Administrative Class); 1.02% (Net) and 1.07% (Gross) (Investor Class); and 0.57% (Net) and 0.62% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.0%)
COMMON STOCKS—100.0%
Shares		Value
AEROSPACE & DEFENSE—2.3%
2,592,309	Boeing Co.	$ 668,764
AIR FREIGHT & LOGISTICS—1.4%
1,854,834	FedEx Corp.	418,840
AUTOMOBILES—1.4%
1,210,270	Tesla Inc.*	401,241
BANKS—1.8%
5,231,476	JPMorgan Chase & Co.	526,339
BEVERAGES—1.1%
5,525,650	Monster Beverage Corp.*	320,101
BIOTECHNOLOGY—6.1%
4,322,319	AbbVie Inc.	390,089
1,963,519	Alexion Pharmaceuticals Inc.*	234,955
3,712,767	BioMarin Pharmaceutical Inc.*	304,781
3,207,054	Celgene Corp.*	323,816
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—Continued
560,227	Regeneron Pharmaceuticals Inc.*	$ 225,559
1,987,290	Vertex Pharmaceuticals Inc.*	290,601
		1,769,801
CAPITAL MARKETS—1.5%
1,835,256	Goldman Sachs Group Inc.	445,013
CHEMICALS—1.5%
3,031,505	Albemarle Corp.	427,109
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
5,514,769	Corning Inc.	172,667
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
3,573,644	Crown Castle International Corp.	382,666
FOOD & STAPLES RETAILING—0.8%
1,366,274	Costco Wholesale Corp.	220,079
HEALTH CARE PROVIDERS & SERVICES—1.6%
2,149,092	UnitedHealth Group Inc.	451,782
HOTELS, RESTAURANTS & LEISURE—4.0%
4,881,198	Marriott International Inc.	583,206
3,408,006	McDonald's Corp.	568,830
		1,152,036
INTERNET & DIRECT MARKETING RETAIL—9.8%
1,172,299	Amazon.com Inc.*	1,295,719
4,527,896	Netflix Inc.*	889,414
331,623	Priceline Group Inc.*	634,050
		2,819,183
INTERNET SOFTWARE & SERVICES—16.5%
6,534,317	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,208,130
666,946	Alphabet Inc. Class A*	688,982
680,098	Alphabet Inc. Class C*	691,415
6,991,786	Facebook Inc.*	1,258,941
19,765,390	Tencent Holdings Ltd. (CHN)	888,357
		4,735,825
IT SERVICES—9.1%
1,912,977	FleetCor Technologies Inc.*	316,158
6,476,577	MasterCard Inc.	963,520
5,552,725	PayPal Holdings Inc.*	402,906
8,775,055	Visa Inc.	965,080
		2,647,664
LIFE SCIENCES TOOLS & SERVICES—1.0%
1,410,258	Illumina Inc.*	289,371
MACHINERY—2.6%
2,458,950	Catepillar Inc.	333,926
2,191,288	Parker-Hannifin Corp.	400,151
		734,077
MEDIA—1.5%
1,265,926	Charter Communications Inc.*	423,035
OIL, GAS & CONSUMABLE FUELS—1.1%
2,328,303	Concho Resources Inc.*	312,482
PERSONAL PRODUCTS—1.2%
3,042,378	Estée Lauder Companies Inc.	340,168

9

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.8%
8,520,616	Bristol-Myers Squibb Co.	$ 525,381
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
2,070,262	Broadcom Ltd.	546,363
3,131,835	NVIDIA Corp.	647,695
4,085,803	Texas Instruments Inc.	395,056
		1,589,114
SOFTWARE—14.2%
6,782,320	Activision Blizzard Inc.	444,174
4,378,307	Adobe Systems Inc.*	766,904
14,149,007	Microsoft Corp.	1,176,915
3,268,608	Red Hat Inc.*	394,946
7,212,213	Salesforce.com Inc.*	738,098
3,256,393	Splunk Inc.*	219,155
2,972,595	Workday Inc.*	329,928
		4,070,120
SPECIALTY RETAIL—1.7%
2,217,425	Home Depot Inc.	367,605
3,074,603	Industria de Diseno Textil SA (SP)[2]	114,922
		482,527
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.3%
10,823,610	Apple Inc.	1,829,623
TEXTILES, APPAREL & LUXURY GOODS—2.3%
1,777,375	adidas AG (GER)	395,613
554,108	Kering SA (FR)	254,117
		649,730
TOTAL COMMON STOCKS
(Cost $16,395,679)		28,804,738

SHORT-TERM INVESTMENTS—0.3%
Principal Amount		Value
REPURCHASE AGREEMENTS—0.0%
$8,240	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $8,407)	$ 8,240
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.3%
90,739,211	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 1.000%)[3]	90,739
TOTAL SHORT-TERM INVESTMENTS
(Cost $98,979)		98,979
TOTAL INVESTMENTS—100.3%
(Cost $16,494,658)		28,903,717
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(88,724)
TOTAL NET ASSETS—100.0%		$28,814,993

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 668,764	$ —	$—	$ 668,764
Air Freight & Logistics	418,840	—	—	418,840
Automobiles	401,241	—	—	401,241
Banks	526,339	—	—	526,339
Beverages	320,101	—	—	320,101
Biotechnology	1,769,801	—	—	1,769,801
Capital Markets	445,013	—	—	445,013
Chemicals	427,109	—	—	427,109
Electronic Equipment, Instruments & Components	172,667	—	—	172,667
Equity Real Estate Investment Trusts (REITs)	382,666	—	—	382,666
Food & Staples Retailing	220,079	—	—	220,079
Health Care Providers & Services	451,782	—	—	451,782
Hotels, Restaurants & Leisure	1,152,036	—	—	1,152,036
Internet & Direct Marketing Retail	2,819,183	—	—	2,819,183
Internet Software & Services	3,847,468	888,357	—	4,735,825
IT Services	2,647,664	—	—	2,647,664
Life Sciences Tools & Services	289,371	—	—	289,371
10

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Machinery	$ 734,077	$ —	$—	$ 734,077
Media	423,035	—	—	423,035
Oil, Gas & Consumable Fuels	312,482	—	—	312,482
Personal Products	340,168	—	—	340,168
Pharmaceuticals	525,381	—	—	525,381
Semiconductors & Semiconductor Equipment	1,589,114	—	—	1,589,114
Software	4,070,120	—	—	4,070,120
Specialty Retail	367,605	114,922	—	482,527
Technology Hardware, Storage & Peripherals	1,829,623	—	—	1,829,623
Textiles, Apparel & Luxury Goods	—	649,730	—	649,730
Short-Term Investments
Repurchase Agreements	—	8,240	—	8,240
Investment Company-Securities Lending Investment Fund	90,739	—	—	90,739
Total Investments in Securities	$27,242,468	$1,661,249	$—	$28,903,717
There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	All or a portion of this security was out on loan as of October 31, 2017.
3	Represents the investment of collateral received from securities lending activities.
CHN	China
FR	France
GER	Germany
SP	Spain
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen Mortimer

Michael T. Carmen

Mario E. Abularach

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rose during the 12-month period ended October 31, 2017, building on a strong finish to 2016. Despite a common perception that markets preferred Hillary Clinton, stocks soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Market strength continued into the new calendar year, despite rising concern about stretched valuations and overly optimistic policy expectations. However, risk-on sentiment ground to a halt in March after the Republicans' failure to repeal and replace the Affordable Care Act cast a cloud over the Trump administration’s pro-growth agenda. As the year continued, plunging oil prices, heightened political risk, and two rate hikes from the U.S. Federal Reserve (Fed) were not enough to derail the eight-year-old market rally. Controversy surrounding President Donald Trump continued to mount, however strong employment data and corporate earnings propelled U.S. equities to a series of new highs. The persistently low rate of inflation growth was a concern for the Fed even though the economic landscape has remained largely positive. Core consumer price inflation (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing some relief for the Fed and increasing expectations for interest-rate increases at the end of the year and in 2018. U.S. equities finished the period with strong momentum, as corporate earnings season got off to a positive start. Returns varied by market-cap for the period, as small-cap stocks, measured by the Russell 2000® Index, outperformed mid- and large-cap stocks, measured by the S&P Midcap® 400 Index and S&P 500 Index, respectively.
Performance
For the one-year period ended October 31, 2017, the Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 31.00% (Institutional Class), 30.71% (Administrative Class), 30.61% (Investor Class), and 31.12% (Retirement Class) for the period, while the index finished up 26.25%.
Relative outperformance was driven by positive security selection, most notably within the Information Technology, Consumer Discretionary, and Health Care sectors. Sector allocation, a residual of the bottom-up stock selection process, also proved favorable, with the most significant contributions from relative overweight exposure to Information Technology and a relative underweight exposure to Consumer Discretionary. In contrast, overweight exposure to the poor performing Energy sector and weak security selection within Financials partially offset positive relative returns.
Information Technology holding Arista, a U.S.-based data center switching company, was the largest relative contributor during the period. Arista had strong performance throughout the trailing 12 months and announced that it beat revenues and also raised guidance during its earnings announcement in early August. The company continued to benefit from the shifting of workloads to the cloud and market share gains from Cisco, a multinational technology conglomerate, which have driven Arista’s accelerating revenue growth. We trimmed our position throughout the period to control the position size. Consumer Discretionary holding Panera Bread was another top contributor. Early in the period, Panera reported solid fourth quarter results along with strong earnings. The company demonstrated an expanded sales gap compared to peers and revised 2017 guidance upward. During the second quarter, the company agreed
12

Harbor Mid Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
ServiceNow Inc.	4.1%
Workday Inc.	3.7%
Guidewire Software Inc.	3.2%
Arista Networks Inc.	3.1%
Microchip Technology Inc.	3.1%
Align Technology Inc.	3.0%
Autodesk Inc.	2.7%
Hilton Worldwide Holdings Inc.	2.7%
TD Ameritrade Holding Corp.	2.7%
CoStar Group Inc.	2.6%
to be acquired by JAB Holdings, a European investment firm with a growing presence in café brands. We eliminated the stock after it rallied on this news. Other notable contributors on a relative basis were Health Care company Align Technology and Information Technology holdings Micron Technology and Mobileye.
Consumer Discretionary company Ulta Beauty, a U.S. beauty and cosmetics retailer, was the largest detractor from relative performance over the period. Ulta’s stock price declined after reaching its year to date peak early in June on concerns of retail trends. Investors worried that Amazon’s encroachment in the beauty and cosmetics industry would negatively affect Ulta, and the stock sold off as a result. We eliminated our position late in the period as we felt growth prospects for the company had diminished. Health Care holding DexCom, a medical device manufacturer specializing in glucose monitoring, was the second largest detractor from relative results over the period. DexCom’s stock plummeted at the end of September after key competitor Abbott’s Libre device, used for advanced glucose monitoring for adults with diabetes, was approved by the FDA. While we believe that overall market dynamics may see accelerated penetration of glucose monitoring as a result, we trimmed our position over the period. Other notable detractors from relative performance included Information Technology companies Advanced Micro Devices and Ultimate Software Group, as well as Consumer Discretionary holding Dave & Busters.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Information Technology sector, becoming the Fund’s largest overweight sector by the end of the period. Despite trimming our exposure over the period, the Fund’s second largest overweight was Health Care. The Fund ended the period most underweight the Industrials, Real Estate, and Financials sectors relative to the Fund’s benchmark.
OUTLOOK & STRATEGY
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenant of our philosophy and recognize growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with accelerating operating momentum and earnings growth combined with an upside potential at least two times the downside case. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019
Cusip	411511876
Ticker	HAMGX
Inception Date	11/01/2000
Net Expense Ratio	0.87%
Total Net Assets (000s)	$145,914

ADMINISTRATIVE CLASS

Fund #	2219
Cusip	411511793
Ticker	HRMGX
Inception Date	11/01/2002
Net Expense Ratio	1.12%
Total Net Assets (000s)	$110,114

INVESTOR CLASS

Fund #	2419
Cusip	411511785
Ticker	HIMGX
Inception Date	11/01/2002
Net Expense Ratio	1.24%
Total Net Assets (000s)	$20,121

RETIREMENT CLASS

Fund #	2519
Cusip	411512510
Ticker	HNMGX
Inception Date	03/01/2016
Net Expense Ratio	0.81%
Total Net Assets (000s)	$127,446

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$17,664	$15,466
Price/Earning Ratio (P/E)	54.9x	33.1x
Price/Book Ratio (P/B)	10.5x	6.8x
Beta vs. Russell Midcap® Growth Index	1.11	N/A
Portfolio Turnover (Year Ended 10/31/2017)	87%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	31.00%	14.51%	6.51%	11/01/2000	$ 93,910
Administrative Class	30.71	14.20	6.24	11/01/2002	91,602
Investor Class	30.61	14.09	6.12	11/01/2002	90,600
Retirement Class[1]	31.12	14.54	6.52	03/01/2016	93,994
Comparative Index
Russell Midcap® Growth	26.25%	15.34%	8.23%	—	$110,231
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.79% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 5.9%)
COMMON STOCKS—94.1%
Shares		Value
AIRLINES—1.0%
214,336	JetBlue Airways Corp.*	$ 4,104
AUTOMOBILES—0.9%
10,645	Tesla Inc.*	3,529
BEVERAGES—1.1%
75,449	Monster Beverage Corp.*	4,371
BIOTECHNOLOGY—4.2%
143,920	Exact Sciences Corp.*	7,914
19,499	Incyte Corp.*	2,209
94,100	Ionis Pharmaceuticals Inc.*	5,374
11,093	Tesaro Inc.*	1,284
		16,781
CAPITAL MARKETS—2.7%
217,136	TD Ameritrade Holding Corp.	10,855
CHEMICALS—0.9%
354,141	Platform Specialty Products Corp.*	3,789
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—2.2%
65,727	Brink's Co.	$ 5,002
75,581	Clean Harbors Inc.*	4,044
		9,046
COMMUNICATIONS EQUIPMENT—4.3%
62,626	Arista Networks Inc.*	12,518
33,799	Harris Corp.	4,709
		17,227
CONTAINERS & PACKAGING—2.6%
106,068	International Paper Co.	6,074
38,419	Packaging Corp. of America	4,467
		10,541
DIVERSIFIED FINANCIAL SERVICES—0.9%
326,045	Double Eagle Acquisition Corp. (CYM)*	3,482
ELECTRICAL EQUIPMENT—1.3%
27,042	Rockwell Automation Inc.	5,431
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
92,109	Trimble Inc.*	3,765
21,400	Universal Display Corp.	3,135
39,535	Zebra Technologies Corp.*	4,586
		11,486
ENERGY EQUIPMENT & SERVICES—0.5%
68,101	Baker Hughes A GE Co.	2,140
FOOD PRODUCTS—1.7%
240,946	Blue Buffalo Pet Products Inc.*	6,971
HEALTH CARE EQUIPMENT & SUPPLIES—9.6%
50,204	Align Technology Inc.*	11,998
86,703	DexCom Inc.*	3,899
60,666	Edwards Lifesciences Corp.*	6,202
174,270	Hologic Inc.*	6,596
171,510	Insulet Corp.*	10,086
		38,781
HEALTH CARE TECHNOLOGY—1.0%
67,109	Veeva Systems Inc.*	4,090
HOTELS, RESTAURANTS & LEISURE—9.6%
79,957	Dave & Buster's Entertainment Inc.*	3,854
38,267	Domino's Pizza Inc.	7,003
151,834	Hilton Worldwide Holdings Inc.	10,974
27,259	Marriott Vacations Worldwide Corp.	3,588
330,168	Melco Resorts & Entertainment Ltd. ADR (HK)[1]	8,347
32,655	Wynn Resorts Ltd.	4,816
		38,582
INTERNET & DIRECT MARKETING RETAIL—3.1%
18,970	Netflix Inc.*	3,726
127,077	Wayfair Inc.*	8,883
		12,609
INTERNET SOFTWARE & SERVICES—5.7%
35,670	CoStar Group Inc.*	10,550
137,477	Godaddy Inc.*	6,420
144,649	Zillow Group Inc. Class C*	5,971
		22,941

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—1.3%
50,761	Global Payments Inc.	$ 5,277
MACHINERY—3.5%
57,147	IDEX Corp.	7,327
60,258	Middleby Corp.*	6,984
		14,311
OIL, GAS & CONSUMABLE FUELS—0.9%
119,184	Newfield Exploration Co.*	3,670
PHARMACEUTICALS—1.4%
49,400	Eisai Co. Ltd. (JP)	2,749
127,100	Ono Pharmaceutical Co. Ltd. (JP)	2,913
		5,662
PROFESSIONAL SERVICES—1.7%
129,775	TransUnion*	6,812
ROAD & RAIL—1.1%
108,807	Knight-Swift Transportation Holdings Inc.*	4,510
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.2%
745,287	Advanced Micro Devices Inc.*	8,187
55,952	Cavium Inc.*	3,860
133,943	Microchip Technology Inc.	12,698
135,904	Micron Technology Inc.*	6,022
47,901	NVIDIA Corp.	9,906
90,308	Teradyne Inc.	3,873
		44,546
SOFTWARE—15.9%
87,177	Autodesk Inc.*	10,894
159,756	Guidewire Software Inc.*	12,777
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
76,320	PTC Inc.*	$ 5,071
132,000	ServiceNow Inc.*	16,681
136,338	Workday Inc.*	15,132
838,221	Zynga Inc.*	3,269
		63,824
TRADING COMPANIES & DISTRIBUTORS—1.0%
79,114	AerCap Holdings NV (NET)*	4,165
TOTAL COMMON STOCKS
(Cost $292,275)		379,533

SHORT-TERM INVESTMENTS—5.8%
(Cost $23,512)
Principal Amount
REPURCHASE AGREEMENTS
$23,512	Repurchase Agreement with Bank of America dated October 31, 2017 due November 01, 2017 at 1.040% collateralized by U.S. Treasury Notes (value $23,991)	23,512
TOTAL INVESTMENTS—99.9%
(Cost $315,787)		403,045
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		550
TOTAL NET ASSETS—100.0%		$403,595

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Airlines	$ 4,104	$—	$—	$ 4,104
Automobiles	3,529	—	—	3,529
Beverages	4,371	—	—	4,371
Biotechnology	16,781	—	—	16,781
Capital Markets	10,855	—	—	10,855
Chemicals	3,789	—	—	3,789
Commercial Services & Supplies	9,046	—	—	9,046
Communications Equipment	17,227	—	—	17,227
Containers & Packaging	10,541	—	—	10,541
Diversified Financial Services	3,482	—	—	3,482
Electrical Equipment	5,431	—	—	5,431
Electronic Equipment, Instruments & Components	11,486	—	—	11,486
Energy Equipment & Services	2,140	—	—	2,140
Food Products	6,971	—	—	6,971
Health Care Equipment & Supplies	38,781	—	—	38,781
Health Care Technology	4,090	—	—	4,090
Hotels, Restaurants & Leisure	38,582	—	—	38,582
Internet & Direct Marketing Retail	12,609	—	—	12,609
Internet Software & Services	22,941	—	—	22,941
17

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
IT Services	$ 5,277	$ —	$—	$ 5,277
Machinery	14,311	—	—	14,311
Oil, Gas & Consumable Fuels	3,670	—	—	3,670
Pharmaceuticals	—	5,662	—	5,662
Professional Services	6,812	—	—	6,812
Road & Rail	4,510	—	—	4,510
Semiconductors & Semiconductor Equipment	44,546	—	—	44,546
Software	63,824	—	—	63,824
Trading Companies & Distributors	4,165	—	—	4,165
Short-Term Investments
Repurchase Agreements	—	23,512	—	23,512
Total Investments in Securities	$373,871	$29,174	$—	$403,045
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017 (000s)
Common Stocks
Life Sciences Tools & Services	$180	$—	$(182)	$—	$—	$2	$—	$—	$—
There were no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Common Stocks	$2
CYM	Cayman Islands
HK	Hong Kong
JP	Japan
NET	Netherlands
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Small Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William Muggia
Lead Portfolio Manager
Since 2000
Ethan Meyers, CFA
Since 2000
John Montgomery
Since 2011
Bruce Jacobs, CFA
Since 2011
Hamlen Thompson
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of
Fund Performance
Market Review
Domestic equities posted broad gains in the twelve months ended October 31, 2017, rising across all market capitalizations. The rally, which was catalyzed by the U.S. presidential election last November, carried over into 2017. Positive economic data at home and signs of improvements in the Eurozone and emerging economies powered the advance, overshadowing investor concerns about geopolitical tension and a lack of momentum on domestic policy initiatives. Most economic indicators continued pointing to strength in the U.S. economy in 2017 – by the end of summer unemployment levels dropped to a 16-year low, consumer confidence remained strong, and the ISM Manufacturing PMI reading climbed above 60, a level last seen in 2004. The U.S. Federal Reserve’s (Fed) commitment to unwinding some of the monetary stimulus, along with the White House’s tax reform proposals also supported the advance in risk assets.
Performance
The Harbor Small Cap Growth Fund rose 26.72% (Institutional Class), 26.02% (Administrative Class), 26.29% (Investor Class), and 26.78% (Retirement Class) in the twelve-month period ended October 31, 2017, underperforming the Russell 2000® Growth Index (the “Index”), which advanced 31.00%. Investments in Industrials and Information Technology were the Fund’s biggest source of relative weakness, overshadowing relative outperformance within Consumer Discretionary, Energy, and Financials.
The Industrials sector detracted 365 basis points (bps) from relative returns. This economically-sensitive segment followed an extremely volatile trading pattern during the period, surging after the U.S. presidential election, underperforming through the first half of 2017, and regaining momentum early in the Fall. We remained constructive on the group, searching for investment opportunities within both cyclical and steady growth categories. While the Fund’s overweight of the sector helped, stock specific weakness across a number of sub-industries held back performance results. The airline industry was a meaningful area of relative losses. Industry-wide pricing softened in July and August, putting pressure on all airline operators. Low cost airline operator Spirit Airlines, Inc., the Fund’s sole investment in the segment, was caught in the downdraft and had to lower its earnings guidance for the second quarter of 2017. Rising jet fuel prices and lingering operational issues related to pilot negotiations were additional headwinds that Spirit was facing. While our longer-term investment thesis on the airline industry remains intact, our analysis of Spirit’s fundamental characteristics and industry standing prompted us to sell our investment in the stock. Also underperforming, but maintained in the Fund were shares of Matson, Inc., a provider of multimodal transportation services between the continental U.S. and ports in Hawaii and China. The stock retreated in August, following the news of new transportation operators looking to enter the highly concentrated Hawaiian markets. Our review revealed no immediate competitive threat to Matson’s earnings prospects. The new entrants have not yet secured terminal access or financing and we estimate 2020 as the earliest possible date for their operations launch.
The Fund’s positions in the Information Technology sector also underperformed, detracting 106 bps from relative results. Generally speaking, Information Technology companies outperformed the market during the period, driven by strength in the high growth industries, such as internet software & services and electronic equipment, instruments & components. Although the Fund’s Information Technology holdings delivered incremental gains across
19

Harbor Small Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
ICON plc	2.7%
John Bean Technologies Corp.	2.7%
Installed Building Products Inc.	2.6%
Berry Global Group Inc.	2.5%
Eldorado Resorts Inc.	2.0%
Ryder System Inc.	2.0%
Integra LifeSciences Holdings Corp.	1.8%
Nektar Therapeutics	1.8%
Rush Enterprises Inc.	1.8%
BMC Stock Holdings Inc.	1.7%
half of the sub-industries where we are invested, isolated weakness within application software and lack of exposure to the electronic components sub-industry led to the relative performance shortfall. Shares of The Ultimate Software Group, Inc., a provider of web-based payroll and workforce management software, declined following the company’s quarterly report in August. The earnings were better than expected, but revenues missed consensus estimates, held back by timing related delays. Management called out continued positive bookings momentum, with sales exceeding internal targets, but cited increased complexity associated with significantly larger new clients as a reason for extending backlog conversion. We trimmed our investment following the report, but remained invested in the stock at October 31, 2017. We think The Ultimate Software is a high-quality company with a seasoned management team, which can address implementation delays and backlog conversion rates.
The Consumer Discretionary sector contributed 263 bps to relative performance. We have been selective with our positioning in Consumer Discretionary, overweighting areas of secular strength, such as leisure, gaming and lodging, and avoiding traditional brick and mortar retail categories. We also continued to like, and have had success with, investments within homebuilding. The U.S. housing industry has seen a steady recovery, driven by an improving job market. Single family housing starts continued to be below their long-term average, suggesting further room for growth. Insulation installer Installed Building Products, Inc. was the sector’s top driver of relative strength and we believe the company should continue to benefit from the rebound in single-family housing starts and housing completions in the U.S. Eldorado Resorts Inc., an operator of hotels, resorts, and casinos, also augmented relative returns. Recent quarterly results suggest that the company is on its way to achieving synergy targets stemming from its acquisition of Isle of Capri Casinos, Inc. earlier this year. We think the combined entity, which represents one of the largest regional gaming assets in the market, should realize further synergies from the deal while also benefitting from the strong consumer and economic backdrop.
Outlook & Strategy
The U.S. stock market continues to grind higher as earnings are starting to accelerate across many different economic sectors. We continue to see exciting innovation across Health Care and Technology. With global growth picking up speed and some signs of wage inflation in the U.S., interest rates finally look to us to be poised to edge higher. U.S. manufacturing and transportation are accelerating and we have recently added exposure to more economically and rate sensitive areas like Financials, Energy and Industrials. Given overall low interest rates and inflation versus history, coupled with a stronger earnings outlook, specific stock valuations look attractive and new idea generation remains robust. With the Fed slowly increasing interest rates we believe stocks are finally following earnings growth instead of macroeconomic factors that drove outperformance of expensive low volatility stocks over much of the last seven years. Equity correlations have dropped to 10-year lows, which bodes well for active stock picking going forward.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
20

Harbor Small Cap Growth Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010
Cusip	411511868
Ticker	HASGX
Inception Date	11/01/2000
Net Expense Ratio	0.85%
Total Net Assets (000s)	$509,889

ADMINISTRATIVE CLASS

Fund #	2210
Cusip	411511769
Ticker	HRSGX
Inception Date	11/01/2002
Net Expense Ratio	1.10%
Total Net Assets (000s)	$719

INVESTOR CLASS

Fund #	2410
Cusip	411511777
Ticker	HISGX
Inception Date	11/01/2002
Net Expense Ratio	1.22%
Total Net Assets (000s)	$7,913

RETIREMENT CLASS

Fund #	2510
Cusip	411512494
Ticker	HNSGX
Inception Date	03/01/2016
Net Expense Ratio	0.79%
Total Net Assets (000s)	$189,516

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,833	$2,483
Price/Earning Ratio (P/E)	39.5x	32.7x
Price/Book Ratio (P/B)	4.6x	5.0x
Beta vs. Russell 2000® Growth Index	0.95	N/A
Portfolio Turnover (Year Ended 10/31/2017)	83%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

21

Harbor Small Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	26.72%	15.42%	8.13%	11/01/2000	$109,291
Administrative Class	26.02	15.08	7.84	11/01/2002	106,390
Investor Class	26.29	15.01	7.74	11/01/2002	105,350
Retirement Class[1]	26.78	15.46	8.15	03/01/2016	109,436
Comparative Index
Russell 2000® Growth	31.00%	15.36%	8.16%	—	$109,558
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class); and 0.78% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
22

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.9%)
COMMON STOCKS—97.1%
Shares		Value
AEROSPACE & DEFENSE—2.2%
199,292	KLX Inc.*	$ 10,933
100,030	Mercury Systems Inc.*	5,049
		15,982
BANKS—3.7%
268,340	Bank of NT Butterfield & Son Ltd. (BM)	10,023
105,483	FCB Financial Holdings Inc.*	4,926
142,239	Pacific Premier Bancorp Inc.*	5,746
84,608	Pinnacle Financial Partners Inc.	5,601
		26,296
BIOTECHNOLOGY—5.7%
267,510	Acceleron Pharma Inc.*	10,433
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—Continued
79,250	Avexis Inc.*	$ 8,283
101,100	Clovis Oncology Inc.*	7,620
58,725	Neurocrine Biosciences Inc.*	3,647
166,070	Prothena Corp. plc (IE)*	9,640
		39,623
CHEMICALS—2.3%
193,310	H.B. Fuller Co.	10,994
69,767	Trinseo SA (LUX)	4,953
		15,947
COMMUNICATIONS EQUIPMENT—1.3%
425,090	Ciena Corp.*	9,042
CONSTRUCTION MATERIALS—1.6%
359,830	Summit Materials Inc.*	11,299
CONSUMER FINANCE—1.0%
654,390	SLM Corp.*	6,930
CONTAINERS & PACKAGING—2.5%
293,690	Berry Global Group Inc.*	17,460
DIVERSIFIED CONSUMER SERVICES—2.2%
128,340	Bright Horizons Family Solutions Inc.*	11,076
291,295	Chegg Inc.*	4,518
		15,594
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
314,503	Orbcomm Inc.*	3,557
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
172,484	Orbotech Ltd. (IL)*	7,714
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
99,110	Camden Property Trust	9,043
125,113	Community Healthcare Trust Inc.	3,432
133,440	QTS Realty Trust Inc.	7,719
		20,194
HEALTH CARE EQUIPMENT & SUPPLIES—6.5%
65,848	Cantel Medical Corp.	6,458
278,250	Integra LifeSciences Holdings Corp.*	13,017
97,072	Masimo Corp.*	8,519
84,200	Nevro Corp.*	7,374
438,460	Wright Medical Group NV (NET)*	11,492
		46,860
HEALTH CARE TECHNOLOGY—1.4%
196,744	Omnicell Inc.*	9,798
HOTELS, RESTAURANTS & LEISURE—4.8%
560,747	Eldorado Resorts Inc.*	14,411
360,700	Sonic Corp.	9,162
45,515	Vail Resorts Inc.	10,424
		33,997
HOUSEHOLD DURABLES—2.6%
261,052	Installed Building Products Inc.*	18,195
INTERNET SOFTWARE & SERVICES—1.6%
39,419	CoStar Group Inc.*	11,658
IT SERVICES—4.2%
80,595	Euronet Worldwide Inc.*	7,789

23

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
210,470	Interxion Holding NV (NET)*	$ 11,237
285,825	WNS Holdings Ltd. ADR (JE)*,1	10,838
		29,864
LIFE SCIENCES TOOLS & SERVICES—2.7%
159,664	ICON plc (IE)*	18,978
MACHINERY—4.6%
100,320	Flowserve Corp.	4,421
175,110	John Bean Technologies Corp.	18,719
559,990	Milacron Holdings Corp.*	10,052
		33,192
MARINE—0.6%
144,030	Matson Inc.	3,922
MEDIA—4.5%
411,751	Lions Gate Entertainment Corp. Class B (CAN)*	11,389
52,295	Madison Square Garden Co.*	11,645
143,554	Nexstar Media Group Inc.	9,159
		32,193
OIL, GAS & CONSUMABLE FUELS—2.0%
105,310	Resolute Energy Corp.*	3,163
309,080	RSP Permian Inc.*	10,635
		13,798
PAPER & FOREST PRODUCTS—1.0%
307,670	KapStone Paper and Packaging Corp.	6,910
PHARMACEUTICALS—5.1%
263,231	Aclaris Therapeutics Inc.*	6,636
1,712,565	Cardiome Pharma Corp. (CAN)*	3,014
255,520	Medicines Co.*	7,343
539,883	Nektar Therapeutics*	13,006
226,234	Pacira Pharmaceuticals Inc.*	7,251
		37,250
PROFESSIONAL SERVICES—1.1%
123,495	WageWorks Inc.*	7,873
ROAD & RAIL—2.0%
175,690	Ryder System Inc.	14,245
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.3%
162,810	Cavium Inc.*	11,232
266,970	Integrated Device Technology Inc.*	8,295
157,040	Microsemi Corp.*	8,381
50,991	MKS Instruments Inc.	5,540
88,574	Monolithic Power Systems Inc.	10,777
		44,225
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—10.2%
219,102	Bottomline Technologies de Inc.*	$ 7,134
100,373	BroadSoft Inc.*	5,505
164,911	Commvault Systems Inc.*	8,584
205,117	Fortinet Inc.*	8,084
90,610	Nice Ltd. ADR (IL)[1]	7,549
131,109	Proofpoint Inc.*	12,116
120,560	Tableau Software Inc.*	9,776
25,115	Ultimate Software Group Inc.*	5,088
284,659	Zendesk Inc.*	8,824
		72,660
SPECIALTY RETAIL—1.2%
47,090	Lithia Motors Inc.	5,330
86,630	National Vision Holdings Inc.*	2,495
		7,825
THRIFTS & MORTGAGE FINANCE—1.5%
756,531	MGIC Investment Corp.*	10,818
TRADING COMPANIES & DISTRIBUTORS—6.2%
569,891	BMC Stock Holdings Inc.*	12,224
251,146	Rush Enterprises Inc.*	12,753
384,300	Univar Inc.*	11,433
46,905	Watsco Inc.	7,813
		44,223
TOTAL COMMON STOCKS
(Cost $539,007)		688,122

SHORT-TERM INVESTMENTS—3.9%
(Cost $27,333)
Principal Amount
REPURCHASE AGREEMENTS
$27,333	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $27,883)	27,333
TOTAL INVESTMENTS—101.0%
(Cost $566,340)		715,455
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.0)%		(7,418)
TOTAL NET ASSETS—100.0%		$708,037

24

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $27,333 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the year ended October 31, 2017. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2017 (000s)
Cardiome Pharma Corp. (CAN)*	$4,880	$–	$(192)	$(341)	$(1,333)	$–	$3,014

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IE	Ireland
IL	Israel
JE	Jersey
LUX	Luxembourg
NET	Netherlands
The accompanying notes are an integral part of the Financial Statements.
25

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
Lance Marx, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of
Fund Performance
Market REVIEW
Domestic equity markets have posted strong, positive absolute returns for the fiscal year ended October 31, 2017, with all of the major indices ending up green. While the strength of positive market sentiment has fluctuated, we surmise that the performance of equities reflects a generally optimistic outlook based on a Republican led initiative to cut taxes and regulations and stimulate growth.
It has appeared to us that throughout the year, investor sentiment has swung through several distinct moods based on strong corporate earnings reports, increasing equity valuations and hope for policy initiatives that continue to prove evasive without news of tangible progress out of Washington. Industrial stock returns have been representative of these moods with strong returns early in the year based on earnings results, followed by a lackluster period in late summer as policy initiatives stalled, and increased volatility due to concerns about the prospect of future growth in light of current multiples.
Our investment strategy employs a bottom-up process that focuses on finding companies that we believe can grow revenues and earnings faster than peers and above investor expectations. While we are subject to the market’s short-term movements based on macroeconomic concerns, we believe that stocks ultimately reflect the fundamentals of their businesses over time. We believe that our proven ability to identify businesses with strong fundamentals should lead to long-term outperformance through a full market cycle.
Performance
Small cap stocks have outperformed large cap stocks over the twelve months ended October 31, 2017, as represented by the Russell 2000® Index return of 27.85%. Within small cap stocks, growth has outperformed value with the Russell 2000® Growth Index posting a return of 31.00% vs. the Russell 2000® Value Index return of 24.81%, in the same period. For the period, the Harbor Small Cap Growth Opportunities Fund returned 23.07% (Institutional Class), 22.70% (Administrative Class), 22.63% (Investor Class), and 23.14% (Retirement Class) underperforming its benchmark, the Russell 2000® Growth Index.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. The sector in which stock selection most helped the Fund was Consumer Discretionary. Stock selection in the Information Technology and Health Care sectors detracted from performance over the last fiscal year. Sector allocation is not a primary focus of our investment strategy.
Exact Sciences Corp., a molecular diagnostics company focused on cancer detection, was a primary contributor for the Fund through the fiscal year as the company’s sales of Cologuard exceeded expectations. The company continued to make inroads into the colon cancer test market as more insurance companies cover this test, and doctors used the test for more patients. While patient compliance with colonoscopy recommendations is improving, roughly one of three patients do not comply with recommendations for the procedure, and we believe that Cologuard’s more patient-friendly profile will continue to make inroads with all patients, especially the many who are not getting tested currently.
26

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Maxlinear Inc.	2.9%
Interxion Holding NV	2.8%
WNS Holdings Ltd. ADR	2.1%
Sarepta Therapeutics Inc.	2.0%
ICU Medical Inc.	1.9%
Chegg Inc.	1.8%
WageWorks Inc.	1.8%
Evolent Health Inc.	1.7%
Exact Sciences Corp.	1.7%
Synchronoss Technologies Inc.	1.7%
Chegg, Inc., a leading digital education company, was another top contributor for the Fund as operating results have been ahead of forecasts. Beyond its core business of digital textbooks, the company is offering additional student services in areas like tutoring, studying, and test prep. Recently, Chegg aligned with Stanley Kaplan to offer standardized test courses, and we highlight this as an example of how Chegg is developing multiple areas of growth.
Synchronoss Technologies, Inc., a mobile solutions software company, was the leading detractor after an activist investor disclosed that it was no longer interested in discussing a potential acquisition of the entire company, though the investor did express that it was prepared to consider other forms of a potential transaction. Although the company issued a press release indicating its commitment to enhancing shareholder value and continuing to explore strategic options, the stock sold off significantly. In early October, the company issued several press releases regarding their strategic process, including resuming negotiations with the activist investor. We maintained our position in these shares at October 31, 2017.
Endologix Inc., a medical device company, was a weak stock for the Fund during this period when the company ran into regulatory issues for its new aortic stent. We viewed this product as a key addition to the company’s existing offerings, and the regulatory delay lowered our estimates of anticipated growth rates, which was a central component of our investment thesis. We sold this position entirely.
Outlook & StRategy
Even though the equity markets have had strong absolute returns, in some respects, investor sentiment seems more fragile than performance would suggest. For example, investors have seen the carnage in retail stocks and many have attributed that largely to Amazon’s success. Accordingly, they have developed hypersensitivity to potential disruption risks across most industries rather than just retail, being quick to sell on news that they perceive to be a threat to growth rates. Further, we have seen investors swiftly and severely selling individual stocks that report negative news. Selling off on negative news is not surprising; rather, the magnitude of the downward moves is what is surprising to us. Relative to previous periods that we have observed, the market seems to quickly presume a negative scenario with higher certainty than has been typically warranted. This behavior often leads to more volatility, and often, share prices take longer to recover, even when the market’s fears are shown to be unfounded. We saw this several times during this past period.
We strongly believe, and our historical results show, that over time stocks will track to their underlying businesses. It is our task to get the businesses right, and we are unwavering in our efforts in that regard. Nonetheless, in our view we are in a market that seems to be reacting negatively to headlines, with less attention to underlying fundamentals. We believe these pessimistic narratives can dictate a stock’s direction in the short-term, but it is our assessment that underlying businesses, rather than short-term passions, are the ultimate arbiter of stocks’ values. Ultimately, the compounding of successful execution over time accrues to long-term shareholders. We are steadfast in our commitment to our longstanding investment process where stock selection is based on identifying individual companies that we believe have sustainable growth opportunities and attractive valuations.

This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
27

Harbor Small Cap Growth Opportunities Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037
Cusip	411512668
Ticker	HASOX
Inception Date	02/01/2014
Net Expense Ratio	0.88%
Total Net Assets (000s)	$254,925

ADMINISTRATIVE CLASS

Fund #	2237
Cusip	411512650
Ticker	HRSOX
Inception Date	02/01/2014
Net Expense Ratio	1.13%
Total Net Assets (000s)	$1,308

INVESTOR CLASS

Fund #	2437
Cusip	411512643
Ticker	HISOX
Inception Date	02/01/2014
Net Expense Ratio	1.25%
Total Net Assets (000s)	$1,167

RETIREMENT CLASS

Fund #	2537
Cusip	411512486
Ticker	HNSOX
Inception Date	03/01/2016
Net Expense Ratio	0.81%
Total Net Assets (000s)	$47,569

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$1,871	$2,483
Price/Earning Ratio (P/E)	40.4x	32.7x
Price/Book Ratio (P/B)	3.5x	5.0x
Beta vs. Russell 2000® Growth Index	1.07	N/A
Portfolio Turnover (Year Ended 10/31/2017)	67%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

28

Harbor Small Cap Growth Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2014 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class	23.07%	N/A	7.44%	02/01/2014	$65,438
Administrative Class	22.70	N/A	7.33	02/01/2014	65,190
Investor Class	22.63	N/A	7.04	02/01/2014	64,521
Retirement Class[1]	23.14	N/A	7.49	03/01/2016	65,542
Comparative Index
Russell 2000® Growth[2]	31.00%	N/A	9.38%	—	$69,968
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); 1.27% (Investor Class); and 0.82% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2	The “Life of Fund” return and “Final Value of a $50,000 Investment” as shown reflect the period 02/01/2014 through 10/31/2017.
29

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.6%)
COMMON STOCKS—96.4%
Shares		Value
AEROSPACE & DEFENSE—1.2%
223,610	KeyW Holding Corp.*	$ 1,689
33,336	Maxar Technologies Ltd. (CAN)	2,110
		3,799
AIR FREIGHT & LOGISTICS—2.0%
41,003	Atlas Air Worldwide Holdings Inc.*	2,516
148,490	Echo Global Logistics Inc.*	3,571
		6,087
BANKS—2.2%
49,075	Chemical Financial Corp.	2,586
57,257	FB Financial Corp.*	2,340
84,295	Tristate Capital Holdings Inc.*	1,909
		6,835
BEVERAGES—0.8%
210,256	Primo Water Corp.*	2,315
BIOTECHNOLOGY—5.6%
43,914	BioSpecifics Technologies Corp.*	2,010
92,059	Exact Sciences Corp.*	5,062
24,498	Ligand Pharmaceuticals Inc.*	3,561
125,767	Sarepta Therapeutics Inc.*	6,202
		16,835
BUILDING PRODUCTS—1.3%
69,676	Caesarstone Ltd. (IL)*	1,972
132,082	NCI Building Systems Inc.*	2,107
		4,079
CAPITAL MARKETS—0.6%
48,531	Financial Engines Inc.	1,752
COMMERCIAL SERVICES & SUPPLIES—2.3%
213,662	Hudson Technologies Inc.*	1,265
311,252	InnerWorkings Inc.*	3,386
49,818	TETRA Tech Inc.	2,454
		7,105
COMMUNICATIONS EQUIPMENT—0.9%
336,350	Infinera Corp.*	2,815
CONSTRUCTION & ENGINEERING—1.2%
40,327	Dycom Industries Inc.*	3,542
CONSUMER FINANCE—0.9%
50,708	Green Dot Corp.*	2,871
DIVERSIFIED CONSUMER SERVICES—1.8%
347,001	Chegg Inc.*	5,382
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
272,522	Iridium Communications Inc.*	3,270
ELECTRICAL EQUIPMENT—0.4%
125,571	Power Solutions International Inc.*	1,224
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
62,822	Methode Electronics Inc.	2,946
47,624	MTS Systems Corp.	2,479
		5,425
FOOD PRODUCTS—0.5%
107,036	Freshpet Inc.*	1,664
HEALTH CARE EQUIPMENT & SUPPLIES—7.2%
1,146,051	Cerus Corp.*	3,289

30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
135,766	Cryolife Inc.*	$ 2,641
30,004	ICU Medical Inc.*	5,734
236,353	Invacare Corp.	3,663
28,610	Nuvasive Inc.*	1,623
191,518	Wright Medical Group NV (NET)*	5,020
		21,970
HEALTH CARE PROVIDERS & SERVICES—1.5%
120,382	Surgery Partners Inc.*	1,113
100,719	Teladoc Inc.*	3,329
		4,442
HEALTH CARE TECHNOLOGY—3.1%
320,409	Evolent Health Inc.*	5,207
147,313	Vocera Communications Inc.*	4,157
		9,364
HOTELS, RESTAURANTS & LEISURE—4.8%
19,266	Churchill Downs Inc.	4,018
174,491	Habit Restaurants Inc.*	2,146
160,626	Planet Fitness Inc.	4,279
225,684	Playa Hotels & Resorts NV (NET)*	2,332
52,297	Wingstop Inc.	1,771
		14,546
HOUSEHOLD DURABLES—1.0%
109,807	Century Communities Inc.*	3,135
INSURANCE—2.1%
55,269	Kinsale Capital Group Inc.	2,397
202,169	National General Holdings Corp.	4,080
		6,477
INTERNET & DIRECT MARKETING RETAIL—0.8%
46,787	NutriSystem Inc.	2,337
INTERNET SOFTWARE & SERVICES—4.7%
29,391	2U Inc.*	1,870
92,353	Carbonite Inc.*	2,097
56,329	Cloudera Inc.*	852
314,091	Gogo Inc.*	3,122
48,100	Hortonworks Inc.*	794
239,308	Quotient Technology Inc.*	3,745
55,992	Twilio Inc.*	1,789
		14,269
IT SERVICES—6.5%
146,373	Blackhawk Network Holdings Inc.*	4,969
162,310	Interxion Holding NV (NET)*	8,666
168,883	WNS Holdings Ltd. ADR (IND)*,1	6,404
		20,039
LIFE SCIENCES TOOLS & SERVICES—1.1%
152,782	Luminex Corp.	3,262
MACHINERY—5.3%
77,540	Actuant Corp.	1,977
29,941	Barnes Group Inc.	1,949
52,542	CIRCOR International Inc.	2,309
101,431	Kornit Digital Ltd. (IL)*	1,577
131,667	NN Inc.	3,891
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
71,064	REV Group Inc.	$ 1,834
113,653	Rexnord Corp.*	2,900
		16,437
MEDIA—1.3%
78,531	AMC Entertainment Holdings Inc.	1,091
107,569	World Wrestling Entertainment Inc.	2,854
		3,945
OIL, GAS & CONSUMABLE FUELS—2.2%
182,893	Callon Petroleum Co.*	2,028
111,087	SM Energy Co.	2,370
227,178	SRC Energy Inc.*	2,167
		6,565
PERSONAL PRODUCTS—0.6%
89,697	Elf Beauty Inc.*	1,901
PHARMACEUTICALS—3.0%
128,109	Medicines Co.*	3,682
117,699	Pacira Pharmaceuticals Inc.*	3,772
321,002	Teligent Inc.*	1,823
		9,277
PROFESSIONAL SERVICES—4.2%
102,049	Korn/Ferry International	4,269
50,976	On Assignment Inc.*	3,121
84,085	WageWorks Inc.*	5,360
		12,750
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
43,683	Marcus & Millichap Inc.*	1,242
ROAD & RAIL—1.7%
123,207	Daseke Inc.*	1,704
52,161	Saia Inc.*	3,380
		5,084
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.1%
92,094	Inphi Corp.*	3,774
365,442	Maxlinear Inc.*	8,942
		12,716
SOFTWARE—6.8%
71,652	BroadSoft Inc.*	3,930
152,035	Callidus Software Inc.*	3,854
50,507	Imperva Inc.*	2,157
22,798	Proofpoint Inc.*	2,107
450,146	Synchronoss Technologies Inc.*	5,100
248,984	Vasco Data Security International Inc.*	3,386
		20,534
SPECIALTY RETAIL—2.4%
72,396	Camping World Holdings Inc.	3,042
76,191	J. Jill Inc.*	389
45,472	National Vision Holdings Inc.*	1,310
123,299	Party City Holdco Inc.*	1,375
171,814	Tile Shop Holdings Inc.	1,469
		7,585
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.2%
115,821	Electronics for Imaging Inc.*	3,574

31

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—0.9%
127,984	Canada Goose Holdings Inc. (CAN)*	$ 2,749
THRIFTS & MORTGAGE FINANCE—1.7%
12,042	LendingTree Inc.*	3,228
21,961	Meta Financial Group Inc.	1,916
		5,144
TRADING COMPANIES & DISTRIBUTORS—2.0%
68,981	Beacon Roofing Supply Inc.*	3,822
176,389	Foundation Building Materials Inc.*	2,373
		6,195
WATER UTILITIES—0.6%
141,111	Aquaventure Holdings Ltd. (VG)*	1,717
WIRELESS TELECOMMUNICATION SERVICES—0.6%
49,832	Shenandoah Telecommunications Co.	1,894
TOTAL COMMON STOCKS
(Cost $264,353)		294,150

SHORT-TERM INVESTMENTS—3.1%
(Cost $9,354)
Principal Amount		Value
REPURCHASE AGREEMENTS
$9,354	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $9,545)	$ 9,354
TOTAL INVESTMENTS—99.5%
(Cost $273,707)		303,504
CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		1,465
TOTAL NET ASSETS—100.0%		$304,969

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $9,354 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
CAN	Canada
IL	Israel
IND	India
NET	Netherlands
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher

Management’s Discussion of
Fund Performance
Markets Review
In the face of continued U.S. Federal Reserve (Fed) tightening, falling oil prices, a major global cyber-attack, a dysfunctional political environment and three major hurricanes that caused devastation across several states, U.S. territories and Caribbean islands., U.S. equity markets continued to march happily upward. Recent earnings reported by many U.S. businesses exceeded expectations and continued to be the focal point of investors.  Overall, macroeconomic data reported during the period was generally positive, including U.S. GDP growth of 3.1%—the strongest in two years.   On June 14, 2017 the Federal Open Market Committee (FOMC) announced the much anticipated, and for some investors, rather worrying decision to begin reducing the size of its balance sheet. The Policy Normalization Principles and Plans outlines a process that is intended to be gradual and, the Fed hopes, easily digestible by financial markets.
Performance
In this environment, the Harbor Large Cap Value Fund performed well, generating a return of 26.00% (Institutional Class), 25.77% (Administrative Class), 25.52% (Investor Class), and 26.08% (Retirement Class) over the year ended October 31, 2017. This return exceeded the 17.78% return of the Russell 1000® Value Index and the 23.63% return of the S&P 500 Index. The vast majority of the outperformance was attributable to security selection, but sector allocation was also additive to performance.
The primary contributors to outperformance were security selection in Information Technology, Industrials and Consumer Discretionary, as well as an underweight to Telecom, Energy and Real Estate.
Meanwhile, the primary detractors from relative return were stock selection in the Consumer Staples sector and an underweight in Financials relative to the Fund’s benchmark. Overall, the positive factors outweighed the negative in the year, yielding significant outperformance relative to the Russell 1000® Value Index.
Diversified financial services company, Ameriprise Financial, Inc. was a primary contributor to performance. The company reported better-than-expected quarterly results, amidst declining expenses, strong net inflows into investment advisory accounts and improved advisor productivity.  Spun off from American Express in 2005, Ameriprise continued to transform itself from what was originally an insurance company into what is now a major player in the asset management industry, in our view.
National grocer Kroger was a primary detractor from performance. We believe Kroger is facing two main headwinds. First, their string of same store sales growth has come to an end. Even though same store sales growth has leveled, the company continues to garner market share. Second, Amazon announced its intention to acquire Whole Foods. While certainly a factor to monitor going forward, Whole Foods competes with Kroger in a fraction of their markets and in a fraction of total products.
Outlook & Strategy
Our work at Aristotle Capital is focused on individual companies. Where broader issues are relevant, we take a long-term view, attempting to minimize the distractions of what may be on others’ minds. While the headlines focus on short-term news, in our view, the fundamentals of a business are the most important determinants of its long-term stock price performance. Consequently, we believe the best way for an investment manager to consistently add value is to maintain a long-term perspective and focus on understanding a company’s key attributes and value drivers, or catalysts. We will persist in our quest to add value through in-depth
33

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Adobe Systems Inc.	4.1%
Baxter International Inc.	3.5%
Bank of America Corp.	3.3%
Microsoft Corp.	3.3%
Home Depot Inc.	3.2%
Microchip Technology Inc.	3.2%
AbbVie Inc.	3.1%
Danaher Corp.	2.9%
Oshkosh Corp.	2.9%
Ameriprise Financial Inc.	2.8%
company research, focusing on what we perceive to be high-quality businesses with an attractive valuation and catalysts we believe will materialize in a three- to five-year time horizon.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor Large Cap Value Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013
Cusip	411511603
Ticker	HAVLX
Inception Date	12/29/1987
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$498,360

ADMINISTRATIVE CLASS

Fund #	2213
Cusip	411511751
Ticker	HRLVX
Inception Date	11/01/2002
Net Expense Ratio	0.93% [a]
Total Net Assets (000s)	$53,006

INVESTOR CLASS

Fund #	2413
Cusip	411511744
Ticker	HILVX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a]
Total Net Assets (000s)	$71,374

RETIREMENT CLASS

Fund #	2513
Cusip	411512478
Ticker	HNLVX
Inception Date	03/01/2016
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$143,966

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$96,823	$120,800
Price/Earning Ratio (P/E)	26.5x	22.8x
Price/Book Ratio (P/B)	3.4x	2.2x
Beta vs. Russell 1000® Value Index	1.01	N/A
Portfolio Turnover (Year Ended 10/31/2017)	16%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
35

Harbor Large Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	26.00%	16.36%	7.31%	12/29/1987	$101,242
Administrative Class	25.77	16.06	7.03	11/01/2002	98,673
Investor Class	25.52	15.91	6.90	11/01/2002	97,481
Retirement Class[1]	26.08	16.38	7.32	03/01/2016	101,334
Comparative Index
Russell 1000® Value	17.78%	13.48%	5.99%	—	$ 89,464
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.73% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); 1.05% (Net) and 1.10% (Gross) (Investor Class); and 0.60% (Net) and 0.65% (Gross) (Retirement Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
36

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.0%)
COMMON STOCKS—97.0%
Shares		Value
AEROSPACE & DEFENSE—2.8%
105,000	General Dynamics Corp.	$ 21,313
BANKS—13.8%
2,350,000	Banco Bilbao Vizcaya SA ADR (SP)[1]	20,539
912,000	Bank of America Corp.	24,980
115,000	BOK Financial Corp.	9,944
110,000	Cullen/Frost Bankers Inc.	10,835
124,578	East West Bancorp Inc.	7,455
43,898	First Republic Bank	4,275
147,000	JPMorgan Chase & Co.	14,790
1,860,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	12,629
		105,447
BEVERAGES—1.9%
324,000	Coca-Cola Co.	14,897
BIOTECHNOLOGY—5.2%
260,000	AbbVie Inc.	23,465
94,000	Amgen Inc.	16,471
		39,936
CAPITAL MARKETS—2.8%
139,000	Ameriprise Financial Inc.	21,759
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—5.2%
266,000	Dowdupont Inc.	$ 19,235
181,000	PPG Industries Inc.	21,039
		40,274
CONSTRUCTION MATERIALS—2.7%
96,000	Martin Marietta Materials Inc.	20,818
CONSUMER FINANCE—2.4%
199,000	Capital One Financial Corp.	18,344
ENERGY EQUIPMENT & SERVICES—1.5%
270,000	Halliburton Co.	11,540
FOOD & STAPLES RETAILING—3.9%
616,000	Kroger Co.	12,751
260,000	Walgreens Boots Alliance Inc.	17,230
		29,981
FOOD PRODUCTS—3.7%
320,000	Archer Daniels Midland Co.	13,078
367,000	Mondelez International Inc.	15,205
		28,283
GAS UTILITIES—2.2%
287,000	National Fuel Gas Co.	16,660
HEALTH CARE EQUIPMENT & SUPPLIES—9.1%
414,000	Baxter International Inc.	26,691
240,000	Danaher Corp.	22,145
258,000	Medtronic plc (IE)	20,774
		69,610
HEALTH CARE PROVIDERS & SERVICES—1.6%
393,000	Acadia Healthcare Co. Inc.*	12,324
HOUSEHOLD DURABLES—2.6%
356,000	Lennar Corp.	19,818
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.3%
946,000	AES Corp.	10,056
INSURANCE—2.3%
119,000	Chubb Ltd. (SWS)	17,948
IT SERVICES—2.5%
261,000	PayPal Holdings Inc.*	18,938
MACHINERY—2.9%
246,000	Oshkosh Corp.	22,524
OIL, GAS & CONSUMABLE FUELS—5.7%
215,000	EQT Corp.	13,446
200,000	Phillips 66	18,216
84,000	Pioneer Natural Resources Co.	12,572
		44,234
PERSONAL PRODUCTS—2.4%
320,000	Unilever NV (UK)	18,547
PHARMACEUTICALS—2.2%
200,000	Novartis AG ADR (SWS)[1]	16,516
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
257,000	Microchip Technology Inc.	24,364

37

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—9.9%
178,000	Adobe Systems Inc.*	$ 31,178
135,000	ANSYS Inc.*	18,456
310,000	Microsoft Corp.	25,786
		75,420
SPECIALTY RETAIL—3.2%
147,000	Home Depot Inc.	24,370
TOTAL COMMON STOCKS
(Cost $593,286)		743,921

SHORT-TERM INVESTMENTS—3.9%
(Cost $29,522)
Principal Amount		Value
REPURCHASE AGREEMENTS
$29,522	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $30,112)	$ 29,522
TOTAL INVESTMENTS—100.9%
(Cost $622,808)		773,443
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(6,737)
TOTAL NET ASSETS—100.0%		$766,706

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $29,522 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
IE	Ireland
JP	Japan
SP	Spain
SWS	Switzerland
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Mid Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2015
Guy Lakonishok, CFA
Since 2015
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of
Fund Performance
Market Review
The U.S equity market as measured by the Russell 3000® Index finished up 23.98% for the twelve months ended October 31, 2017. Small cap stocks led the way with particularly strong returns immediately following the 2016 Presidential election. Large cap stocks as measured by the Russell 1000® Index returned 23.67%, while small cap stocks as measured by the Russell 2000® Index gained 27.85%. The Russell Midcap® Index finished up 21.09% for the twelve months ended October 31, 2017. Growth stocks significantly outperformed across all market capitalization segments based on the Russell Indices—The Russell Midcap® Growth Index gained 26.25% while the Russell Midcap® Value Index was up 17.12%.
Equity markets surged following the elections in November 2016, particularly small cap stocks, as the Russell 2000® Index returned over 11% in November alone. Markets have been broadly supported by strong economic data and improved corporate earnings. In 2017, U.S. GDP growth advanced 3.1% in the second quarter and 3.0% (preliminary) in the third quarter, both exceeding market expectations after advancing just 1.4% in the first quarter. In monetary policy news, the U.S. Federal Reserve (Fed) raised interest rates in December, March and June.
From a sector perspective, Technology and Financial stocks led the way among mid cap stocks over the period, each advancing over 30%. Financial stocks rallied in late 2016 and have largely benefitted from both the Fed interest rate hikes and positive economic data. Cyclical sectors, including Materials and Industrials, outperformed while more defensive segments of the market, namely Consumer Staples and Real Estate, lagged over the period. Energy stocks were also down 1.2% during the period.
Performance
The Harbor Mid Cap Value Fund returned 19.16% (Institutional Class), 18.84% (Administrative Class), 18.71% (Investor Class), and 19.22% (Retirement Class) compared to 17.12% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2017. While value stocks as measured by the Russell Indices lagged over the period, the Fund outperformed its benchmark. Our comprehensive definition of value contributed to the strong results relative to the Russell Midcap® Value Index. We define value stocks as those that are cheap on multiple measures of valuation including cash flow, earnings, book value and dividend yield. While stocks that were cheap on book value lagged over the period, stocks that were cheap on cash flow and earnings, which we favor, performed well among mid cap stocks.
The Fund’s Energy exposure contributed to the strong relative performance in the period. The Fund was underweight Energy stocks which, were down 1.3%. The Fund was overweight refiners, which advanced over 30% and underweight oil & gas exploration and production stocks, which declined 10%. Holdings that performed particularly well included Valero Energy, PBF Energy and Tesoro Corp.
The Fund’s holdings in the Industrials sector also contributed to the relative outperformance, as names in the construction machinery, and aerospace and defense industries performed particularly well—top individual contributors included Wabash National Corp., Meritor, and Spirit Aerosystems. Industrials was also one of the top returning sectors over the period and the Fund’s overweight to the sector had a positive impact on relative returns. The Fund’s
39

Harbor Mid Cap Value Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Ameriprise Financial Inc.	1.8%
Public Service Enterprise Group Inc.	1.7%
Lam Research Corp.	1.6%
Valero Energy Corp.	1.5%
Entergy Corp.	1.4%
FirstEnergy Corp.	1.4%
Lincoln National Corp.	1.4%
Regions Financial Corp.	1.4%
SunTrust Banks Inc.	1.4%
Spirit AeroSystems Holdings Inc.	1.3%
overweight to Financials and Information Technology, the two best performing sectors, also contributed positively over the period. Additional stocks that added value included LAM Research and Applied Materials in the Technology sector, Ameriprise Financial, and chemical company Huntsman Corp.
Stock selection in the Consumer Discretionary sector was weak over the period as the Fund’s exposure to retail and restaurant stocks detracted. Holdings that struggled included Brinker International, Dick’s Sporting Goods, Foot Locker and Finish Line Inc. Other stocks that detracted included Chicago Bridge & Iron in the Industrial sector, grocery store Kroger and, Scana in the Utilities sector.
Outlook & Strategy
Our portfolio decision making process is quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials, Information Technology, and Consumer Discretionary stocks. Relative to its benchmark, the Fund is overweight Technology, Industrials, and Financial stocks. The Fund is underweight the Utilities, Real Estate, and Energy sectors.
The most significant change in sector weights was an increase in the Fund’s weight to Industrials. We initiated positions in American Airlines and added to current airline holdings United Continental Holdings and JetBlue Airways. We also initiated positions in highly ranked companies Manpower Group, Orbital ATK, Owens Corning and Snap-On Inc. in the Industrials sector. We reduced the Fund’s exposure to the Utilities sector as many Utilities are trading at what we consider to be relatively high valuations. We sold Ameren Corp, Centerpoint Energy and PPL Corp and reduced the Fund’s weight to AES Corp., American Electric Power, and Public Service Energy Group.
Even though equity markets continue to hit new highs, we believe the Fund trades at attractive valuations and we are still able to find attractively priced stocks across many sectors and industries to build the portfolio. The companies the Fund holds are generating strong cash flows and good earnings that we believe are attractively valued which is reflected in the Fund’s portfolio characteristics.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Mid Cap Value Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023
Cusip	411511835
Ticker	HAMVX
Inception Date	03/01/2002
Net Expense Ratio	0.84% [a]
Total Net Assets (000s)	$739,122

ADMINISTRATIVE CLASS

Fund #	2223
Cusip	411511728
Ticker	HRMVX
Inception Date	11/01/2002
Net Expense Ratio	1.09% [a]
Total Net Assets (000s)	$48,809

INVESTOR CLASS

Fund #	2423
Cusip	411511736
Ticker	HIMVX
Inception Date	11/01/2002
Net Expense Ratio	1.21% [a]
Total Net Assets (000s)	$110,094

RETIREMENT CLASS

Fund #	2523
Cusip	411512460
Ticker	HNMVX
Inception Date	03/01/2016
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$89,942

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$12,134	$13,729
Price/Earning Ratio (P/E)	17.3x	24.3x
Price/Book Ratio (P/B)	2.1x	2.1x
Beta vs. Russell Midcap® Value Index	1.09	N/A
Portfolio Turnover (Year Ended 10/31/2017)	22%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflects a contractual management fee waiver effective through February 28, 2018
41

Harbor Mid Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	19.16%	15.57%	8.36%	03/01/2002	$111,596
Administrative Class	18.84	15.29	8.09	11/01/2002	108,860
Investor Class	18.71	15.15	7.96	11/01/2002	107,519
Retirement Class[1]	19.22	15.58	8.36	03/01/2016	111,648
Comparative Index
Russell Midcap® Value	17.12%	14.49%	7.90%	—	$106,911
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Net) and 0.87% (Gross) (Institutional Class); 1.11% (Net) and 1.12% (Gross) (Administrative Class); 1.23% (Net) and 1.24% (Gross) (Investor Class); and 0.78% (Net) and 0.79% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
42

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.0%)

COMMON STOCKS—99.0%
Shares		Value
AEROSPACE & DEFENSE—4.3%
35,500	Huntington Ingalls Industries Inc.	$ 8,266
53,100	Moog Inc.*	4,660
52,800	Orbital ATK Inc.	7,019
161,102	Spirit AeroSystems Holdings Inc.	12,904
124,900	Textron Inc.	6,587
85,800	Triumph Group Inc.	2,664
		42,100
AIR FREIGHT & LOGISTICS—0.5%
74,217	Atlas Air Worldwide Holdings Inc.*	4,553
AIRLINES—2.6%
79,057	Alaska Air Group Inc.	5,220
153,800	American Airlines Group Inc.	7,201
315,600	JetBlue Airways Corp.*	6,044
139,300	United Continental Holdings Inc.*	8,146
		26,611
AUTO COMPONENTS—2.2%
118,200	American Axle & Manufacturing Holdings Inc.*	2,103
29,600	Cooper-Standard Holdings Inc.*	3,300
277,200	Goodyear Tire & Rubber Co.	8,479
46,300	Lear Corp.	8,130
		22,012
AUTOMOBILES—0.4%
91,600	Harley-Davidson Inc.	4,336
BANKS—6.6%
120,000	Banco Latinoamericano de Comercio Exterior SA (PA)	3,364
134,800	CIT Group Inc.	6,284
138,500	Citizens Financial Group Inc.	5,264
327,900	Fifth Third Bancorp	9,476
495,200	KeyCorp	9,038
905,300	Regions Financial Corp.	14,014
225,100	SunTrust Banks Inc.	13,553
113,400	Zions Bancorporation	5,269
		66,262
BUILDING PRODUCTS—0.6%
76,600	Owens Corning Inc.	6,334
CAPITAL MARKETS—3.0%
111,000	Ameriprise Financial Inc.	17,376
144,135	Lazard Ltd. (BM)	6,852
121,300	Legg Mason Inc.	4,631
		28,859
CHEMICALS—4.4%
90,300	A. Schulman Inc.	3,549
86,000	Cabot Corp.	5,243
72,800	Celanese Corp.	7,594
141,100	Eastman Chemical Co.	12,813

43

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
289,700	Huntsman Corp.	$ 9,276
70,400	Trinseo SA (LUX)	4,998
		43,473
COMMERCIAL SERVICES & SUPPLIES—0.4%
20,712	LSC Communications Inc.	335
228,100	Pitney Bowes Inc.	3,134
55,233	RR Donnelley & Sons Co.	508
		3,977
COMMUNICATIONS EQUIPMENT—1.1%
232,600	Juniper Networks Inc.	5,776
49,300	NETGEAR Inc.*	2,300
64,600	Plantronics Inc.	2,930
		11,006
CONSTRUCTION & ENGINEERING—0.2%
86,400	Tutor Perini Corp.*	2,436
CONSUMER FINANCE—1.6%
144,400	Discover Financial Services	9,607
225,200	Navient Corp.	2,806
56,500	Nelnet Inc.	3,307
		15,720
CONTAINERS & PACKAGING—1.6%
201,198	Owens-Illinois Inc.*	4,807
64,200	Packaging Corp. of America	7,464
51,800	WestRock Co.	3,177
		15,448
DIVERSIFIED FINANCIAL SERVICES—0.5%
120,200	Voya Financial Inc.	4,827
ELECTRIC UTILITIES—3.8%
44,200	American Electric Power Co. Inc.	3,289
82,400	Edison International	6,588
162,200	Entergy Corp.	13,991
409,500	FirstEnergy Corp.	13,493
		37,361
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
76,400	Avnet Inc.	3,041
235,500	Corning Inc.	7,373
480,500	Flex Ltd. (SGP)*	8,553
41,800	Tech Data Corp.*	3,878
196,236	TTM Technologies Inc.*	3,096
154,200	Vishay Intertechnology Inc.	3,431
		29,372
ENERGY EQUIPMENT & SERVICES—1.1%
190,000	Diamond Offshore Drilling Inc.*	3,179
629,600	McDermott International Inc. (PA)*	4,168
74,800	Oceaneering International Inc.*	1,512
131,800	Rowan Cos. plc (UK)*	1,889
		10,748
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—10.1%
181,700	Brandywine Realty Trust	3,178
286,300	CBL & Associates Properties Inc.	2,245
472,900	DDR Corp.	3,627
507,836	Franklin Street Properties Corp.	5,078
211,000	Government Properties Income Trust	3,834
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
188,700	Hersha Hospitality Trust	$ 3,338
229,600	Hospitality Properties Trust	6,562
512,200	Host Hotels & Resorts Inc.	10,019
733,500	Lexington Realty Trust	7,423
243,500	Mack-Cali Realty Corp.	5,545
263,000	Medical Properties Trust Inc.	3,479
209,300	OMEGA Healthcare Investors Inc.	6,040
320,900	Piedmont Office Realty Trust Inc.	6,206
234,300	Sabra Health Care REIT Inc.	4,667
209,812	Select Income REIT	5,069
411,114	Senior Housing Properties Trust	7,565
334,600	Summit Hotel Properties Inc.	5,290
565,400	Vereit Inc.	4,461
244,700	Xenia Hotels & Resorts Inc.	5,325
		98,951
FOOD & STAPLES RETAILING—0.7%
62,200	Ingles Markets Inc.	1,449
240,200	Kroger Co.	4,972
73,814	Supervalu Inc.*	1,203
		7,624
FOOD PRODUCTS—1.6%
67,500	Archer Daniels Midland Co.	2,759
43,785	Bunge Ltd. (BM)	3,011
32,700	JM Smucker Co.	3,468
86,900	Tyson Foods Inc.	6,336
		15,574
HEALTH CARE PROVIDERS & SERVICES—3.4%
126,800	Cardinal Health Inc.	7,849
35,000	CIGNA Corp.	6,903
116,600	HCA Holdings Inc.*	8,821
61,286	LifePoint Health Inc.*	2,951
57,348	Magellan Health Inc.*	4,892
73,000	Owens & Minor Inc.	1,793
		33,209
HOTELS, RESTAURANTS & LEISURE—1.4%
171,600	Brinker International Inc.	5,272
87,500	Wyndham Worldwide Corp.	9,349
		14,621
HOUSEHOLD DURABLES—2.4%
99,700	CalAtlantic Group Inc.	4,919
101,478	Ethan Allen Interiors Inc.	3,019
65,200	Meritage Homes Corp.*	3,175
183,453	Pulte Group Inc.	5,546
40,100	Whirlpool Corp.	6,574
		23,233
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.3%
283,200	AES Corp.	3,010
INSURANCE—8.5%
65,100	Aflac Inc.	5,461
38,100	Allstate Corp.	3,576
47,574	American Financial Group Inc.	5,019
83,000	AmTrust Financial Services Inc.	1,042
40,100	Assurant Inc.	4,036
88,400	Assured Guaranty Ltd. (BM)	3,280
51,900	Axis Capital Holdings Ltd. (BM)	2,823
44,900	Everest Re Group Ltd. (BM)	10,661

44

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
150,800	Hartford Financial Services Group Inc.	$ 8,301
179,800	Lincoln National Corp.	13,625
186,500	Maiden Holdings Ltd. (BM)	1,539
60,800	Principal Financial Group Inc.	4,004
134,600	Universal Insurance Holdings Inc.	3,210
139,000	Unum Group	7,234
77,600	Validus Holdings Ltd. (BM)	4,041
156,600	XL Group Ltd. (BM)	6,338
		84,190
INTERNET SOFTWARE & SERVICES—0.0%
190,700	DHI Group Inc.*	420
IT SERVICES—0.8%
110,756	Convergys Corp.	2,850
228,100	Western Union Co.	4,530
		7,380
LEISURE PRODUCTS—0.3%
184,500	American Outdoor Brands Corp.*	2,644
MACHINERY—4.9%
42,500	AGCO Corp.	2,914
170,200	Briggs & Stratton Corp.	4,289
61,457	Cummins Inc.	10,871
161,900	Meritor Inc.*	4,211
86,200	Oshkosh Corp.	7,892
29,300	Snap-on Inc.	4,623
64,700	Timken Co.	3,051
111,200	Trinity Industries Inc.	3,616
327,400	Wabash National Corp.	7,367
		48,834
MEDIA—0.9%
76,200	AMC Networks Inc.*	3,877
164,900	Gannett Co. Inc.	1,435
98,500	TEGNA Inc.	1,205
108,800	Viacom Inc.	2,614
		9,131
METALS & MINING—0.6%
78,500	Reliance Steel & Aluminum Co.	6,032
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
624,000	Annaly Capital Management Inc.	7,151
171,000	Invesco Mortgage Capital Inc.	2,945
298,300	MFA Financial Inc.	2,458
191,300	PennyMac Mortgage Investment Trust	3,072
316,100	Two Harbors Investment Corp.	3,098
		18,724
MULTILINE RETAIL—0.9%
33,600	Dillard's Inc.	1,707
124,800	Kohl's Corp.	5,212
102,800	Macy's Inc.	1,928
		8,847
MULTI-UTILITIES—2.3%
340,300	Public Service Enterprise Group Inc.	16,743
136,840	SCANA Corp.	5,903
		22,646
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—3.6%
47,100	Andeavor Corp.	$ 5,004
89,800	Marathon Petroleum Corp.	5,365
192,400	Murphy Oil Corp.	5,147
163,700	PBF Energy Inc.	4,742
66,300	Ship Finance International Ltd. (BM)	988
183,400	Valero Energy Corp.	14,468
		35,714
PAPER & FOREST PRODUCTS—0.5%
98,600	Domtar Corp.	4,666
PHARMACEUTICALS—1.1%
41,200	Jazz Pharmaceuticals plc (IE)*	5,831
110,150	Lannett Co. Inc.*	2,192
84,495	Mylan NV (NET)*	3,017
		11,040
PROFESSIONAL SERVICES—0.6%
47,700	ManpowerGroup Inc.	5,880
ROAD & RAIL—0.7%
74,200	ArcBest Corp.	2,419
62,800	Ryder System Inc.	5,092
		7,511
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.2%
475,000	Amkor Technology Inc.*	5,496
178,800	Applied Materials Inc.	10,090
84,900	Cirrus Logic Inc.*	4,754
74,800	Lam Research Corp.	15,601
409,900	On Semiconductor Corp.*	8,739
141,100	Teradyne Inc.	6,052
		50,732
SOFTWARE—0.3%
87,700	CA Inc.	2,840
SPECIALTY RETAIL—3.3%
92,800	Bed Bath & Beyond Inc.	1,847
68,800	Dick's Sporting Goods Inc.	1,683
123,900	Finish Line Inc.	1,149
53,600	Foot Locker Inc.	1,612
89,100	GameStop Corp.	1,665
138,900	Gap Inc.	3,610
73,700	Group 1 Automotive Inc.	5,791
61,063	Murphy USA Inc.*	4,541
677,800	Office Depot Inc.	2,101
76,700	Penske Automotive Group Inc.	3,576
26,700	The Children's Place Retail Stores Inc.	2,905
		30,480
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.3%
242,314	HP Inc.	5,222
197,600	NCR Corp.*	6,341
112,600	NetApp Inc.	5,002
143,800	Seagate Technology plc (IE)	5,316
65,200	Western Digital Corp.	5,820
189,900	Xerox Corp.	5,756
		33,457
TEXTILES, APPAREL & LUXURY GOODS—0.4%
38,500	Carter's Inc.	3,724

45

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
THRIFTS & MORTGAGE FINANCE—0.8%
249,400	MGIC Investment Corp.*	$ 3,566
185,900	Radian Group Inc.	3,897
		7,463
TOBACCO—0.1%
15,991	Universal Corp.	917
TRADING COMPANIES & DISTRIBUTORS—0.3%
113,600	Aircastle Ltd. (BM)	2,642
TOTAL COMMON STOCKS
(Cost $844,404)		977,571

SHORT-TERM INVESTMENTS—0.9%
(Cost $9,351)
Principal Amount		Value
REPURCHASE AGREEMENTS
$9,351	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $9,540)	$ 9,351
TOTAL INVESTMENTS—99.9%
(Cost $853,755)		986,922
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		1,045
TOTAL NET ASSETS—100.0%		$987,967

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $9,351 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
BM	Bermuda
IE	Ireland
LUX	Luxembourg
NET	Netherlands
PA	Panama
SGP	Singapore
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets were strongly positive during the 12-month period ended October 31, 2017. The U.S. small cap market, represented by the Russell 2000® Index, ended the period up 27.85% while the U.S. large cap Russell 1000® Index gained 23.67%. The international equity markets were also higher as developed countries, represented by the MSCI EAFE Index, finished the period up 23.44%, while the MSCI Emerging Markets Index advanced by 26.45% during the same period.
Investors paid close attention to the U.S. Federal Reserve (Fed) most recently in anticipation of rate changes and reduction of the Fed’s balance sheet. While the Fed unanimously voted to maintain the current target range for the federal funds rate at 1.00% to 1.25%, it did suggest that a further hike is possible by the end of the calendar year. Additionally, it noted that it would begin to reduce its $4.5 trillion balance sheet beginning in October, another step in its efforts to increase interest rates from historically low levels. The Fed noted that while higher prices in the aftermath of the hurricanes will likely boost inflation in the short-term, inflation on a 12-month basis is expected to remain below its target of 2%. The 2017 GDP growth pierced 3.0% in the back half of the period and the unemployment rate remained around 4%. During the trailing 12-month period ended October 31, 2017, the U.S. 10-year treasury rate climbed from 1.9 to 2.4%. Most interestingly, 2017 marks the first year in history the Dow Jones Industrial Average reached four 1,000-point milestones in a year. The domestic equity markets continue to grind higher on the back of positive earnings and stronger than expected economic growth.
Performance
The Harbor Small Cap Value Fund posted a return of 33.00% (Institutional Class), 32.67% (Administrative Class), 32.49% (Investor Class), and 33.06% (Retirement Class) for the period ended October 31, 2017. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 24.81% during the period. Stock selection was positive during the period and was particularly strong in Information Technology. The Fund also maintained a relative overweight to the sector which contributed to performance during the period.
Contributing to performance, Coherent designs, manufactures, and markets lasers, precision optics, and related accessories used in a diverse range of commercial and scientific research applications. Coherent is thought of as the industry’s high-quality, high-priced supplier of laser systems. Coherent outperformed in the period on the back of strong revenues and earnings as demand for its excimer lasers used in the manufacture of flat panel displays continued to ramp up. Coherent is the only viable supplier of such laser annealing systems and we believe should continue to enjoy healthy growth and margin prospects as high-quality displays continue to penetrate the market. The stock was up 152% during the period.
Detracting from performance, MEDNAX, Inc. is a national medical group comprising the nation’s leading providers of neonatal, anesthesia, maternal-fetal and pediatric medical and surgical subspecialty services. MEDNAX physician practices care for roughly 25% of all neonatal intensive care units (NICUs) in the United States. The company continued to be very active in the mergers & acquisitions space, consolidating the companies under a single company umbrella leveraging administrative services and best practices. MEDNAX traded down 28% during the period due to weaker than expected results. Within the company’s anesthesiology segment the payor-mix shifted towards more Medicaid and uninsured which reimburses at a lower rate differential than third party or Medicare. Looking forward, we believe MEDNAX’s core business of neonatology is in a relatively stable reimbursement environment, providing strong cash flow for expansion into anesthesia. Recent expansion into anesthesia will diversify the company’s payer mix away from Medicaid (which pays for many NICU stays) into Medicare (which covers most surgeries in the U.S.).
47

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Coherent Inc.	4.3%
Entegris Inc.	3.9%
Advanced Energy Industries Inc.	3.3%
Monolithic Power Systems Inc.	3.3%
Global Payments Inc.	3.1%
Hexcel Corp.	3.1%
Littelfuse Inc.	2.7%
Cabot Microelectronics Corp.	2.5%
Catalent Inc.	2.5%
Raymond James Financial Inc.	2.2%
Outlook & Strategy
As of October 31, 2017, the Fund had an overweight in the Industrials, Health Care, and Information Technology sectors and an underweight in Financials, Real Estate, Consumer Discretionary, and Utilities. The Fund had a market weight to Energy, Materials, Telecommunications, and Consumer Staples. The Fund’s relative overweight and underweight positions are an outgrowth of where we believe we are finding good individual investment opportunities.
In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Small Cap Value Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022
Cusip	411511843
Ticker	HASCX
Inception Date	12/14/2001
Net Expense Ratio	0.87%
Total Net Assets (000s)	$1,081,412

ADMINISTRATIVE CLASS

Fund #	2222
Cusip	411511710
Ticker	HSVRX
Inception Date	11/01/2002
Net Expense Ratio	1.12%
Total Net Assets (000s)	$4,462

INVESTOR CLASS

Fund #	2422
Cusip	411511694
Ticker	HISVX
Inception Date	11/01/2002
Net Expense Ratio	1.24%
Total Net Assets (000s)	$37,548

RETIREMENT CLASS

Fund #	2522
Cusip	411512452
Ticker	HNVRX
Inception Date	03/01/2016
Net Expense Ratio	0.81%
Total Net Assets (000s)	$57,196

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$4,983	$2,035
Price/Earning Ratio (P/E)	27.6x	24.3x
Price/Book Ratio (P/B)	3.2x	1.7x
Beta vs. Russell 2000® Value Index	0.84	N/A
Portfolio Turnover (Year Ended 10/31/2017)	8%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

49

Harbor Small Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	33.00%	17.12%	8.52%	12/14/2001	$113,269
Administrative Class	32.67	16.81	8.25	11/01/2002	110,473
Investor Class	32.49	16.68	8.12	11/01/2002	109,148
Retirement Class[1]	33.06	17.14	8.53	03/01/2016	113,399
Comparative Index
Russell 2000® Value	24.81%	13.58%	7.04%	—	$ 98,723
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.79% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
50

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.8%)
COMMON STOCKS—97.2%
Shares		Value
AEROSPACE & DEFENSE—6.9%
611,994	Hexcel Corp.	$ 37,142
201,189	Moog Inc.*	17,656
153,380	Teledyne Technologies Inc.*	26,069
		80,867
BANKS—4.2%
432,051	Sterling Bancorp	10,823
483,887	Trustmark Corp.	15,939
289,323	United Bankshares Inc.	10,401
300,831	WesBanco Inc.	12,154
		49,317
CAPITAL MARKETS—4.6%
276,936	Eaton Vance Corp.	13,977
310,076	Raymond James Financial Inc.	26,288
276,753	Stifel Financial Corp.	14,676
		54,941
CHEMICALS—3.6%
303,513	Cabot Corp.	18,502
239,624	Scotts Miracle-Gro Co.	23,872
		42,374
CONSUMER FINANCE—1.8%
328,775	Firstcash Inc.	20,992
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—2.1%
356,040	EnerSys	$ 24,699
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—11.9%
193,080	Coherent Inc.*	50,724
445,582	FLIR Systems Inc.	20,862
152,397	Littelfuse Inc.	31,851
248,281	OSI Systems Inc.*	21,943
449,125	Sanmina Corp.*	14,698
		140,078
ENERGY EQUIPMENT & SERVICES—2.5%
167,806	Core Laboratories NV	16,764
544,369	Oil States International Inc.*	12,548
		29,312
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.8%
128,298	EastGroup Properties Inc.	11,622
917,203	Medical Properties Trust Inc.	12,135
131,295	SBA Communications Corp.*	20,637
		44,394
FOOD & STAPLES RETAILING—0.8%
238,414	United Natural Foods Inc.*	9,243
FOOD PRODUCTS—1.5%
944,120	Darling Ingredients Inc.*	17,230
GAS UTILITIES—3.6%
503,453	South Jersey Industries Inc.	17,102
291,798	WGL Holdings Inc.	25,007
		42,109
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
196,396	Cantel Medical Corp.	19,263
HEALTH CARE PROVIDERS & SERVICES—3.5%
193,551	Centene Corp.*	18,130
301,079	MEDNAX Inc.*	13,184
159,289	Molina Healthcare Inc.*	10,805
		42,119
HOTELS, RESTAURANTS & LEISURE—2.3%
872,489	Bloomin' Brands Inc.	15,513
470,856	Penn National Gaming Inc.*	12,284
		27,797
HOUSEHOLD DURABLES—1.7%
401,865	Meritage Homes Corp.*	19,571
INSURANCE—6.6%
560,037	American Equity Investment Life Holding Co.	16,527
330,312	Horace Mann Educators Corp.	14,468
171,436	Reinsurance Group of America Inc.	25,609
192,142	State Auto Financial Corp.	4,926
366,919	United Fire Group Inc.	16,911
		78,441
IT SERVICES—4.6%
354,479	Global Payments Inc.	36,848
373,487	ManTech International Corp.	17,334
		54,182
MACHINERY—11.2%
265,920	Albany International Corp.	16,048

51

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
401,464	Altra Industrial Motion Corp.	$ 19,230
538,579	Franklin Electric Co. Inc.	24,505
1,942,816	Mueller Water Products Inc.	23,197
166,177	Snap-on Inc.	26,220
474,078	Timken Co.	22,353
		131,553
OIL, GAS & CONSUMABLE FUELS—1.5%
373,555	Gulfport Energy Corp.*	5,117
245,253	PDC Energy Inc.*	12,491
		17,608
PHARMACEUTICALS—2.4%
677,256	Catalent Inc.*	28,844
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—13.0%
459,739	Advanced Energy Industries Inc.*	38,949
309,029	Cabot Microelectronics Corp.	29,874
1,416,631	Entegris Inc.	46,394
319,164	Monolithic Power Systems Inc.	38,833
		154,050
TRADING COMPANIES & DISTRIBUTORS—1.5%
300,301	GATX Corp.	17,841
TOTAL COMMON STOCKS
(Cost $629,944)		1,146,825

SHORT-TERM INVESTMENTS—2.8%
(Cost $33,578)
Principal Amount		Value
REPURCHASE AGREEMENTS
$33,578	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $34,254)	$ 33,578
TOTAL INVESTMENTS—100.0%
(Cost $663,522)		1,180,403
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		215
TOTAL NET ASSETS—100.0%		$1,180,618

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $33,578 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
52

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Sapience Investments, LLC
520 Newport Center Dr.
Suite 650
Newport Beach, CA
92660
Portfolio Manager
Samir Sikka
Since 2017
Sapience Investments, LLC has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term total return.
Samir Sikka

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets moved higher during the period August 1, 2017, the Fund’s inception, through October 31, 2017 and volatility, as measured by the CBOE Volatility Index, dropped below levels last experienced in December 2006. Strong consumer confidence, respectable corporate earnings growth, and solid economic data appear to be driving the momentum and calm in U.S. equity markets. Among U.S. small caps, growth stocks outpaced their value counterparts during the period. Small-cap stocks outperformed large- and mid-cap equities over this same period.
The strength in economic data as well as rising inflation has also provided more comfort to the U.S. Federal Reserve (Fed). In September, Chair Janet Yellen announced the Fed would initiate its balance sheet normalization program. The Fed also reaffirmed its intention to raise interest rates one more time in 2017 and three times in 2018. In October, the Fed was set to allow approximately six billion dollars of government bond interest to mature with the expectation that this amount would increase over time.
Performance
For the period August 1, 2017 through October 31, 2017, the Harbor Small Cap Value Opportunities Fund underperformed its benchmark, the Russell 2000® Value Index. The Fund returned 0.70% (Institutional Class), 0.60% (Administrative Class), 0.60% (Investor Class), 0.70% (Retirement Class) while the Russell 2000® Value Index rose 4.59%. In a momentum-driven market, we expect the Fund to underperform, as was the case for this period.
From a relative perspective, stock selection caused the performance shortfall between the Fund and the Russell 2000® Value Index. More specifically, compared with benchmark, security selection hindered performance in the Health Care, Consumer Discretionary, and Consumer Staples sectors. In the Health Care sector, Envision Healthcare Corp. was the largest detractor. Declining hospital volumes coupled with lowered guidance and concerns regarding Envision’s exposure to Florida post-hurricane Irma hindered the company’s stock price during the period. These concerns overshadowed Envision’s announcement regarding its definitive agreement to sell its American Medical Response (AMR) subsidiary. Although we believe this sale is a positive for Envision, we also believe the market is not allocating full credit to the company for the value of this asset sale. Further exacerbating the situation is the temporary imbalance in Envision’s financials. Envision’s management team has proactively excluded the ambulance subsidiary from its EBITDA, while simultaneously not reporting the cash that it expects to receive for this transaction (approximately $2.4 billion in cash). Within Consumer Discretionary, Party City Holdco Inc. detracted the most value from relative return. Party City’s stock price declined after rumors concerning a potential takeout did not materialize. Party City’s shares rebounded slightly after reporting results that were arguably better than expectation given the current retail backdrop. We believe Party City is somewhat misunderstood in the marketplace as it is viewed as a challenged retailer. However, Party City operates as a leader in a niche industry—party goods—with dominant share in both retail and wholesale segments in the U.S. and with a smaller footprint internationally that we believe should grow over time. TreeHouse Foods, Inc. was the worst performer in the Consumer Staples sector. The company’s shares declined during the period after the company posted weak earnings results and lowered its guidance for the year. Despite this revision in guidance, we believe TreeHouse’s experienced management team will deliver on the anticipated Ralcorp acquisition synergies and may implement additional cost cuts. Additionally, as a supplier to Amazon, TreeHouse is poised to benefit if Amazon’s grocery business continues to expand. This was the primary factor behind the company adjusting its margins lower but increasing the revenue growth rate in its long-term model.
53

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Signet Jewelers Ltd.	4.5%
Michaels Cos Inc.	3.9%
Sterling Bancorp	3.1%
Envision Healthcare Corp.	2.6%
Evertec Inc.	2.6%
Forum Energy Technologies Inc.	2.6%
Aspen Insurance Holdings Ltd.	2.5%
RSP Permian Inc.	2.4%
TreeHouse Foods Inc.	2.4%
WPX Energy Inc.	2.3%
On the positive side, an overweight and security selection in the Industrials sector enhanced relative performance. Additionally, stock selection in Energy augmented return relative to the benchmark. In Industrials, Continental Building Products, Inc. added the most value to relative performance. Continental’s shares advanced after hurricane season shifted into full force with hurricane Irma pummeling the southeast. The company generates a portion of its sales in this region and it is anticipated that Continental will benefit from the post-hurricane repair and restoration construction activity. Within the Energy sector, Oasis Petroleum Inc. was the top performer. During the period, shares of Oasis rebounded from lows experienced in the second quarter of 2017 after declining in commiseration with the overall Energy sector. In September, the company publicly offered its master limited partnership, Oasis Midstream Partners LP. This partnership represents approximately one third of Oasis’ midstream assets, and this offering has created tangible valuation in the public market for Oasis’ remaining midstream assets, which also benefited the company’s stock price during the period.
Outlook & Strategy
After several years of positive returns, investors appear to have become either fearless or complacent. The synchronized global economic recovery is taking shape against a backdrop of subdued market volatility. Markets have not only priced in an economic improvement but have also assumed that the recovery will be durable. While the current economic picture appears promising, we must not overlook the risks associated with high levels of debt in the global financial system and over dependence on accommodative central banks. As the Fed embarked on its unwinding of Quantitative Easing in October, we entered unfamiliar territory. Although well telegraphed by the Fed, the market’s reaction to these events is still unknown. We believe the current state of inertia in the financial markets requires an event to trigger a shift in investor mindset. A market pullback should result in increased volatility and a widening opportunity set. As fundamental value investors, facing a market that is starved of attractive investment opportunities, we would welcome such a development.

This report contains the current opinions of Sapience Investments, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
54

Harbor Small Cap Value Opportunities Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2041
Cusip	411512320
Ticker	HSOVX
Inception Date	08/01/2017
Net Expense Ratio	0.88% [a,b]
Total Net Assets (000s)	$24,655

ADMINISTRATIVE CLASS

Fund #	2241
Cusip	411512312
Ticker	HSAVX
Inception Date	08/01/2017
Net Expense Ratio	1.13% [a,b]
Total Net Assets (000s)	$252

INVESTOR CLASS

Fund #	2441
Cusip	411512296
Ticker	HSIVX
Inception Date	08/01/2017
Net Expense Ratio	1.25% [a,b]
Total Net Assets (000s)	$254

RETIREMENT CLASS

Fund #	2541
Cusip	411512288
Ticker	HSRVX
Inception Date	08/01/2017
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$30

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,152	$2,035
Price/Earning Ratio (P/E)	21.6x	24.3x
Price/Book Ratio (P/B)	1.8x	1.7x
Beta vs. Russell 2000® Value Index	0.95	N/A
Portfolio Turnover (Period Ended 10/31/2017)	9% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2019
c	Unannualized
55

Harbor Small Cap Value Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 08/01/2017 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Unannualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Small Cap Value Opportunities Fund
Institutional Class	N/A	N/A	0.70%	08/01/2017	$50,350
Administrative Class	N/A	N/A	0.60	08/01/2017	50,300
Investor Class	N/A	N/A	0.60	08/01/2017	50,300
Retirement Class	N/A	N/A	0.70	08/01/2017	50,350
Comparative Index
Russell 2000® Value	N/A	N/A	4.59%	—	$52,293
As stated in the Fund’s current prospectus, the expense ratios were 0.88% (Net) and 1.59% (Gross) (Institutional Class); 1.13% (Net) and 1.84% (Gross) (Administrative Class); 1.25% (Net) and 1.96% (Gross) (Investor Class); and 0.80% (Net) and 1.51% (Gross) (Retirement Class).  The net expense ratios reflect an expense limitation agreement effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
56

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.1%)
COMMON STOCKS—97.9%
Shares		Value
BANKS—15.7%
12,850	Bank of NT Butterfield & Son Ltd. (BM)	$ 480
9,850	Bankunited Inc.	343
7,700	Cathay General Bancorp	322
18,800	First Hawaiian Inc.	550
4,650	Hancock Holding Co.	227
30,750	Sterling Bancorp	770
5,250	Texas Capital Bancshares Inc.*	452
4,600	UMB Financial Corp.	338
5,650	Wintrust Financial Corp.	459
		3,941
BUILDING PRODUCTS—1.3%
11,950	Continental Building Products Inc.*	319
CAPITAL MARKETS—1.5%
11,030	Artisan Partners Asset Management Inc.	380
COMMERCIAL SERVICES & SUPPLIES—4.0%
9,650	Kar Auction Services Inc.	457
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
12,200	Ritchie Bros Auctioneers Inc. (CAN)	$ 342
14,200	Steelcase Inc.	206
		1,005
CONSUMER FINANCE—1.5%
11,930	Onemain Holdings Inc.*	379
CONTAINERS & PACKAGING—1.2%
10,500	Silgan Holdings Inc.	307
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.1%
14,750	VeriFone Holdings Inc.*	282
ENERGY EQUIPMENT & SERVICES—4.0%
46,510	Forum Energy Technologies Inc.*	670
92,700	Weatherford International plc (IE)*	321
		991
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—6.0%
11,800	Corecivic Inc.	291
9,900	Education Realty Trust Inc.	346
23,150	Outfront Media Inc.	543
20,450	Physicians Realty Trust	355
		1,535
FOOD PRODUCTS—5.7%
9,600	Hain Celestial Group Inc.*	346
5,700	Post Holdings Inc.*	472
9,050	TreeHouse Foods Inc.*	601
		1,419
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
5,200	Integer Holdings Corp.*	253
HEALTH CARE PROVIDERS & SERVICES—5.3%
6,450	Amedisys Inc.*	310
15,250	Envision Healthcare Corp.*	650
8,450	MEDNAX Inc.*	370
		1,330
INSURANCE—5.6%
7,990	Argo Group International Holdings Ltd. (BM)	503
14,500	Aspen Insurance Holdings Ltd. (BM)	622
4,950	First American Financial Corp.	269
		1,394
INTERNET SOFTWARE & SERVICES—1.9%
20,300	Cars.com Inc.*	484
IT SERVICES—2.6%
43,300	Evertec Inc. (PRI)	650
LIFE SCIENCES TOOLS & SERVICES—1.0%
1,120	BIO-RAD Laboratories Inc.*	246
MACHINERY—4.3%
9,750	Actuant Corp.	249
3,697	Altra Industrial Motion Corp.	177
4,230	EnPro Industries Inc.	354
6,280	Terex Corp.	296
		1,076
MARINE—1.2%
4,300	Kirby Corp.*	305

57

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—0.1%
979	Liberty Global plc LiLAC Class A (UK)*	$ 21
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.5%
24,300	Redwood Trust Inc.	382
MULTI-UTILITIES—1.4%
6,160	Northwestern Corp.	365
OIL, GAS & CONSUMABLE FUELS—6.5%
47,250	Oasis Petroleum Inc.*	446
17,520	RSP Permian Inc.*	603
51,950	WPX Energy Inc.*	586
		1,635
PROFESSIONAL SERVICES—2.5%
7,250	Korn/Ferry International	304
21,350	Resources Connection Inc.	336
		640
ROAD & RAIL—2.6%
5,570	Genesee & Wyoming Inc.*	400
6,300	Knight-Swift Transportation Holdings Inc.*	261
		661
SPECIALTY RETAIL—14.1%
204,200	Ascena Retail Group Inc.*	396
50,900	Michaels Cos Inc.*	988
47,700	Party City Holdco Inc.*	532
29,400	Sally Beauty Holdings Inc.*	509
17,400	Signet Jewelers Ltd.	1,141
		3,566
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
21,200	Diebold Nixdorf Inc.	$ 409
THRIFTS & MORTGAGE FINANCE—1.5%
11,130	Washington Federal Inc.	387
TRADING COMPANIES & DISTRIBUTORS—1.2%
7,190	Air Lease Corp.	312
TOTAL COMMON STOCKS
(Cost $24,624)		24,674

SHORT-TERM INVESTMENTS—2.0%
(Cost $498)
Principal Amount
REPURCHASE AGREEMENTS
$498	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $510)	498
TOTAL INVESTMENTS—99.9%
(Cost $25,122)		25,172
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		19
TOTAL NET ASSETS—100.0%		$25,191

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $498 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at August 1, 2017 (inception) or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
BM	Bermuda
CAN	Canada
IE	Ireland
PRI	Puerto Rico
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
58

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
ASSETS
Investments, at identified cost*	$16,494,658	$315,787	$566,340	$273,707	$622,808	$853,755	$ 663,522	$25,122
Investments, at value(Including securities loaned of $86,225, $0, $0, $0, $0, $0, $0 and $0)	$28,895,477	$379,533	$688,122	$294,150	$743,921	$977,571	$1,146,825	$24,674
Repurchase agreements	8,240	23,512	27,333	9,354	29,522	9,351	33,578	498
Cash	—	—	—	—	1	1	—	1
Receivables for:
Investments sold	25,843	1,106	2,329	2,033	—	263	—	—
Capital shares sold	31,169	212	262	390	1,896	1,171	1,934	—
Dividends	11,799	58	29	18	386	1,030	500	9
Interest	—	1	—	—	—	—	—	—
Securities lending income	3	—	—	—	—	—	—	—
Withholding tax	1,812	—	—	—	55	—	—	—
Prepaid registration fees	45	33	31	9	36	23	40	2
Other assets	1,553	49	48	7	68	29	70	86
Total Assets	28,975,941	404,504	718,154	305,961	775,885	989,439	1,182,947	25,270
LIABILITIES
Payables for:
Investments purchased	32,012	374	9,130	652	8,376	—	—	21
Foreign currency spot contracts	7	—	—	—	—	—	—	—
Capital shares reacquired	17,518	133	389	94	294	563	1,136	—
Collateral for securities loaned	90,739	—	—	—	—	—	—	—
Accrued expenses:
Management fees	13,273	254	449	195	363	613	735	16
12b-1 fees	430	28	2	—	26	34	9	—
Transfer agent fees	1,917	22	38	18	48	74	79	2
Trustees' fees and expenses	184	4	4	1	2	4	5	—
Other	4,868	94	105	32	70	184	365	40
Total Liabilities	160,948	909	10,117	992	9,179	1,472	2,329	79
NET ASSETS	$28,814,993	$403,595	$708,037	$304,969	$766,706	$987,967	$1,180,618	$25,191
Net Assets Consist of:
Paid-in capital	$13,477,919	$284,686	$497,327	$261,996	$595,013	$819,321	$ 640,191	$25,028
Accumulated undistributed net investment income/(loss)	35,329	(318)	(35)	(6)	863	7,117	(8)	37
Accumulated net realized gain/(loss)	2,892,647	31,969	61,630	13,182	20,195	28,362	23,554	76
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	12,409,098	87,258	149,115	29,797	150,635	133,167	516,881	50
	$28,814,993	$403,595	$708,037	$304,969	$766,706	$987,967	$1,180,618	$25,191

The accompanying notes are an integral part of the Financial Statements.

59

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$23,896,840	$145,914	$509,889	$254,925	$498,360	$739,122	$1,081,412	$24,655
Shares of beneficial interest[1]	317,259	12,985	33,858	20,242	33,509	31,685	29,926	2,449
Net asset value per share[2]	$ 75.32	$ 11.24	$ 15.06	$ 12.59	$ 14.87	$ 23.33	$ 36.14	$ 10.07
Administrative Class
Net assets	$ 493,860	$110,114	$ 719	$ 1,308	$ 53,006	$ 48,809	$ 4,462	$ 252
Shares of beneficial interest[1]	6,667	10,185	50	104	3,573	2,079	124	25
Net asset value per share[2]	$ 74.08	$ 10.81	$ 14.17	$ 12.54	$ 14.84	$ 23.47	$ 35.97	$ 10.06
Investor Class
Net assets	$ 1,531,809	$ 20,121	$ 7,913	$ 1,167	$ 71,374	$110,094	$ 37,548	$ 254
Shares of beneficial interest[1]	21,018	1,909	581	94	4,762	4,739	1,064	25
Net asset value per share[2]	$ 72.88	$ 10.54	$ 13.62	$ 12.41	$ 14.99	$ 23.23	$ 35.29	$ 10.06
Retirement Class
Net assets	$ 2,892,484	$127,446	$189,516	$ 47,569	$143,966	$ 89,942	$ 57,196	$ 30
Shares of beneficial interest[1]	38,393	11,328	12,566	3,773	9,681	3,854	1,582	3
Net asset value per share[2]	$ 75.34	$ 11.25	$ 15.08	$ 12.61	$ 14.87	$ 23.33	$ 36.16	$ 10.07

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
60

Harbor Domestic Equity Funds
StatementS of Operations—Year Ended October 31, 2017

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund[a]
Investment Income
Dividends	$ 222,839	$ 2,657	$ 3,641	$ 631	$ 9,621	$ 24,248	$ 10,539	$ 93
Interest	185	85	19	8	18	8	33	—
Net securities lending income	23	—	—	—	—	—	—	—
Foreign taxes withheld	(1,700)	(12)	(2)	—	(167)	(4)	(38)	—
Total Investment Income	221,347	2,730	3,658	639	9,472	24,252	10,534	93
Operating Expenses
Management fees	157,071	2,745	5,011	1,857	3,246	7,008	7,138	47
12b-1 fees:
Administrative Class	1,165	298	1	3	71	119	6	—
Investor Class	3,790	50	20	3	193	359	76	—
Shareholder communications	2,193	23	28	7	26	124	229	11
Custodian fees	1,126	46	36	27	25	35	32	7
Transfer agent fees:
Institutional Class	19,199	127	449	185	349	603	782	6
Administrative Class	403	101	—	1	25	41	2	—
Investor Class	3,134	42	17	3	160	296	63	—
Retirement Class	292	8	20	5	4	7	2	—
Professional fees	748	12	19	7	13	29	26	63
Trustees' fees and expenses	760	12	19	6	13	26	25	—
Registration fees	198	66	64	58	91	83	95	72
Miscellaneous	251	13	16	12	14	19	19	8
Total expenses	190,330	3,543	5,700	2,174	4,230	8,749	8,495	214
Management fees waived	(12,325)	—	—	—	—	(217)	—	—
Transfer agent fees waived	(2,250)	(26)	(50)	(21)	(47)	(82)	(86)	—
Other expenses reimbursed	—	—	—	—	(176)	—	—	(158)
Net expenses	175,755	3,517	5,650	2,153	4,007	8,450	8,409	56
Net Investment Income/(Loss)	45,592	(787)	(1,992)	(1,514)	5,465	15,802	2,125	37
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	3,441,569	49,750	88,078	24,181	26,388	27,835	29,319	76
Foreign currency transactions	(382)	(12)	—	—	—	—	—	—
Redemption in-kind	58,783	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,868,155	50,803	68,228	22,607	86,165	112,584	234,567	50
Translations of assets and liabilities in foreign currencies	93	4	—	—	—	—	—	—
Net gain/(loss) on investment transactions	7,368,218	100,545	156,306	46,788	112,553	140,419	263,886	126
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,413,810	$ 99,758	$154,314	$45,274	$118,018	$156,221	$266,011	$ 163

a	For the period August 1, 2017 (inception) through October 31, 2017.
The accompanying notes are an integral part of the Financial Statements.

61

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62

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 45,592	$ 29,114	$ (787)	$ (2,419)	$ (1,992)	$ (1,245)
Net realized gain/(loss) on investments	3,499,970	1,533,430	49,738	1,228	88,078	(2,281)
Change in net unrealized appreciation/(depreciation) of investments	3,868,248	(1,946,895)	50,807	(3,958)	68,228	928
Net increase/(decrease) in assets resulting from operations	7,413,810	(384,351)	99,758	(5,149)	154,314	(2,598)
Distributions to Shareholders
Net investment income:
Institutional Class	(21,322)	(18,442)	—	(1,218)	—	—
Administrative Class	—	—	—	(1,470)	—	—
Investor Class	—	—	—	(49)	—	—
Retirement Class	(1,881)	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,220,935)	(1,555,558)	—	(20,507)	(2,458)	(67,517)
Administrative Class	(30,286)	(40,125)	—	(40,876)	(3)	(95)
Investor Class	(88,361)	(142,031)	—	(2,859)	(45)	(1,414)
Retirement Class	(65,872)	—	—	—	(418)	—
Total distributions to shareholders	(1,428,657)	(1,756,156)	—	(66,979)	(2,924)	(69,026)
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,897,442)	(637,379)	(195,061)	(14,050)	(30,962)	58,935
Net increase/(decrease) in net assets	4,087,711	(2,777,886)	(95,303)	(86,178)	120,428	(12,689)
Net Assets
Beginning of period	24,727,282	27,505,168	498,898	585,076	587,609	600,298
End of period*	$28,814,993	$24,727,282	$ 403,595	$498,898	$708,037	$587,609
* Includes accumulated undistributed net investment income/(loss) of:	$ 35,329	$ 19,425	$ (318)	$ (4,017)	$ (35)	$ (1,048)

a	Inception
The accompanying notes are an integral part of the Financial Statements.

63

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	August 1, 2017[a] through October 31, 2017

$ (1,514)	$ (1,015)	$ 5,465	$ 3,969	$ 15,802	$ 16,390	$ 2,125	$ 3,936	$ 37
24,181	(4,313)	26,388	15,132	27,835	12,864	29,319	(5,052)	76
22,607	14,268	86,165	4,837	112,584	153	234,567	69,284	50
45,274	8,940	118,018	23,938	156,221	29,407	266,011	68,168	163

—	—	(3,694)	(2,884)	(10,454)	(6,586)	(2,998)	(2,908)	—
—	—	(277)	(143)	(625)	(315)	(3)	—	—
—	—	(460)	(257)	(2,058)	(1,677)	(10)	—	—
—	—	(259)	(19)	(270)	—	(12)	—	—

—	(6,945)	(10,933)	(9,776)	(9,256)	(8,684)	—	(27,732)	—
—	(103)	(318)	(1,072)	(636)	(503)	—	(37)	—
—	(21)	(2,114)	(1,298)	(2,358)	(2,946)	—	(590)	—
—	—	(134)	—	(232)	—	—	—	—
—	(7,069)	(18,189)	(15,449)	(25,889)	(20,711)	(3,023)	(31,267)	—
68,733	(19,521)	285,851	87,069	48,486	121,804	157,261	(121,896)	25,028
114,007	(17,650)	385,680	95,558	178,818	130,500	420,249	(84,995)	25,191

190,962	208,612	381,026	285,468	809,149	678,649	760,369	845,364	—
$304,969	$190,962	$766,706	$381,026	$987,967	$809,149	$1,180,618	$ 760,369	$25,191
$ (6)	$ (913)	$ 863	$ 1,062	$ 7,117	$ 9,598	$ (8)	$ 2,050	$ 37
64

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 3,276,589	$ 4,324,920	$ 34,285	$ 205,012	$ 63,756	$ 128,476
Reinvested distributions	1,106,036	1,408,137	—	18,634	2,405	65,160
Cost of shares reacquired	(7,001,496)	(6,847,149)	(233,261)	(99,889)	(199,752)	(183,722)
Cost of shares reacquired through redemption in-kind	(107,830)	—	—	—	—	—
Net increase/(decrease) in net assets	$(2,726,701)	$(1,114,092)	$(198,976)	$ 123,757	$(133,591)	$ 9,914
Administrative Class
Net proceeds from sale of shares	$ 98,518	$ 162,947	$ 55,699	$ 41,024	$ 986	$ 199
Reinvested distributions	29,735	39,492	—	42,343	3	95
Cost of shares reacquired	(285,429)	(217,037)	(153,126)	(219,131)	(1,097)	(387)
Net increase/(decrease) in net assets	$ (157,176)	$ (14,598)	$ (97,427)	$(135,764)	$ (108)	$ (93)
Investor Class
Net proceeds from sale of shares	$ 250,072	$ 399,155	$ 8,536	$ 6,204	$ 804	$ 1,050
Reinvested distributions	86,039	138,997	—	2,892	44	1,411
Cost of shares reacquired	(676,775)	(1,022,417)	(10,864)	(13,658)	(3,211)	(4,062)
Net increase/(decrease) in net assets	$ (340,664)	$ (484,265)	$ (2,328)	$ (4,562)	$ (2,363)	$ (1,601)
Retirement Class
Net proceeds from sale of shares	$ 2,162,111	$ 1,062,582	$ 119,909	$ 2,588	$ 139,351	$ 53,839
Reinvested distributions	66,899	—	—	—	418	—
Cost of shares reacquired	(901,911)	(87,006)	(16,239)	(69)	(34,669)	(3,124)
Net increase/(decrease) in net assets	$ 1,327,099	$ 975,576	$ 103,670	$ 2,519	$ 105,100	$ 50,715

a	Inception
The accompanying notes are an integral part of the Financial Statements.

65

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	August 1, 2017[a] through October 31, 2017

$ 91,607	$ 61,682	$ 292,174	$135,414	$ 239,318	$ 250,615	$ 345,325	$ 213,448	$24,494
—	6,942	14,027	12,187	19,313	14,725	2,418	25,802	—
(46,086)	(107,425)	(191,931)	(76,749)	(216,527)	(156,502)	(253,759)	(363,914)	—
—	—	—	—	—	—	—	—	—
$ 45,521	$ (38,801)	$ 114,270	$ 70,852	$ 42,104	$ 108,838	$ 93,984	$(124,664)	$24,494

$ 1,411	$ 853	$ 43,445	$ 3,581	$ 16,625	$ 20,937	$ 2,733	$ 235	$ 250
—	103	594	1,215	1,259	817	3	37	—
(408)	(3,582)	(5,086)	(18,742)	(16,615)	(10,516)	(280)	(121)	—
$ 1,003	$ (2,626)	$ 38,953	$ (13,946)	$ 1,269	$ 11,238	$ 2,456	$ 151	$ 250

$ 387	$ 424	$ 56,096	$ 51,121	$ 48,514	$ 64,185	$ 42,084	$ 5,036	$ 253
—	21	2,403	1,367	4,335	4,553	10	585	—
(312)	(171)	(59,100)	(25,830)	(116,100)	(81,262)	(29,939)	(5,330)	—
$ 75	$ 274	$ (601)	$ 26,658	$ (63,251)	$ (12,524)	$ 12,155	$ 291	$ 253

$ 27,035	$ 21,950	$ 135,337	$ 3,590	$ 78,013	$ 15,590	$ 51,537	$ 2,355	$ 31
—	—	393	19	501	—	12	—	—
(4,901)	(318)	(2,501)	(104)	(10,150)	(1,338)	(2,883)	(29)	—
$ 22,134	$ 21,632	$ 133,229	$ 3,505	$ 68,364	$ 14,252	$ 48,666	$ 2,326	$ 31
66

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
SHARES
Institutional Class
Shares sold	50,273	73,643	3,495	25,045	4,659	11,230
Shares issued due to reinvestment of distributions	19,319	23,073	—	2,167	186	5,430
Shares reacquired	(108,725)	(116,665)	(25,934)	(11,696)	(14,867)	(15,829)
Shares reacquired through redemption in-kind	(1,623)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(40,756)	(19,949)	(22,439)	15,516	(10,022)	831
Beginning of period	358,015	377,964	35,424	19,908	43,880	43,049
End of period	317,259	358,015	12,985	35,424	33,858	43,880
Administrative Class
Shares sold	1,555	2,791	5,811	5,026	73	19
Shares issued due to reinvestment of distributions	527	655	—	5,096	—	8
Shares reacquired	(4,754)	(3,733)	(16,802)	(27,691)	(83)	(34)
Net increase/(decrease) in shares outstanding	(2,672)	(287)	(10,991)	(17,569)	(10)	(7)
Beginning of period	9,339	9,626	21,176	38,745	60	67
End of period	6,667	9,339	10,185	21,176	50	60
Investor Class
Shares sold	3,962	6,993	905	770	64	100
Shares issued due to reinvestment of distributions	1,548	2,336	—	356	4	129
Shares reacquired	(10,756)	(17,816)	(1,123)	(1,667)	(262)	(381)
Net increase/(decrease) in shares outstanding	(5,246)	(8,487)	(218)	(541)	(194)	(152)
Beginning of period	26,264	34,751	2,127	2,668	775	927
End of period	21,018	26,264	1,909	2,127	581	775
Retirement Class
Shares sold	33,211	18,414	12,594	325	10,446	4,829
Shares issued due to reinvestment of distributions	1,169	—	—	—	32	—
Shares reacquired	(12,930)	(1,471)	(1,583)	(8)	(2,485)	(256)
Net increase/(decrease) in shares outstanding	21,450	16,943	11,011	317	7,993	4,573
Beginning of period	16,943	—	317	—	4,573	—
End of period	38,393	16,943	11,328	317	12,566	4,573

a	Inception
The accompanying notes are an integral part of the Financial Statements.

67

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	August 1, 2017[a] through October 31, 2017

7,471	6,437	21,074	11,516	10,728	13,268	10,669	8,291	2,449
—	684	1,088	1,079	875	784	79	1,041	—
(3,816)	(10,416)	(13,823)	(6,429)	(9,705)	(8,146)	(7,907)	(13,820)	—
—	—	—	—	—	—	—	—	—
3,655	(3,295)	8,339	6,166	1,898	5,906	2,841	(4,488)	2,449
16,587	19,882	25,170	19,004	29,787	23,881	27,085	31,573	—
20,242	16,587	33,509	25,170	31,685	29,787	29,926	27,085	2,449

125	89	3,133	303	739	1,095	83	9	25
—	10	45	108	56	43	—	2	—
(35)	(378)	(366)	(1,683)	(735)	(537)	(9)	(5)	—
90	(279)	2,812	(1,272)	60	601	74	6	25
14	293	761	2,033	2,019	1,418	50	44	—
104	14	3,573	761	2,079	2,019	124	50	25

34	43	4,142	4,261	2,188	3,364	1,323	198	25
—	2	185	120	196	243	—	24	—
(26)	(17)	(4,213)	(2,161)	(5,230)	(4,225)	(926)	(211)	—
8	28	114	2,220	(2,846)	(618)	397	11	25
86	58	4,648	2,428	7,585	8,203	667	656	—
94	86	4,762	4,648	4,739	7,585	1,064	667	25

2,211	2,006	9,515	317	3,539	811	1,572	94	3
—	—	30	2	23	—	—	—	—
(414)	(30)	(174)	(9)	(451)	(68)	(83)	(1)	—
1,797	1,976	9,371	310	3,111	743	1,489	93	3
1,976	—	310	—	743	—	93	—	—
3,773	1,976	9,681	310	3,854	743	1,582	93	3
68

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 60.36	$ 65.27	$ 61.97	$ 54.71	$ 41.44
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.09 [e]	0.07 [e]	0.06	0.16
Net realized and unrealized gains/(losses) on investments	18.38	(0.84)	7.05	8.98	13.28
Total from investment operations	18.51	(0.75)	7.12	9.04	13.44
Less Distributions
Dividends from net investment income	(0.06)	(0.05)	(0.05)	(0.05)	(0.17)
Distributions from net realized capital gains[1]	(3.49)	(4.11)	(3.77)	(1.73)	—
Total distributions	(3.55)	(4.16)	(3.82)	(1.78)	(0.17)
Net asset value end of period	75.32	60.36	65.27	61.97	54.71
Net assets end of period (000s)	$23,896,840	$21,608,221	$24,669,740	$22,531,379	$19,366,148
Ratios and Supplemental Data (%)
Total return[b]	32.52%	(1.23)%	12.16%	16.95%	32.55%
Ratio of total expenses to average net assets[2]	0.71	0.69	0.68	0.67	0.68
Ratio of net expenses to average net assets[a]	0.65	0.64	0.64	0.65	0.65
Ratio of net investment income to average net assets[a]	0.20	0.15	0.12	0.11	0.35
Portfolio turnover	52	34	37	34	48

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 58.66	$ 63.73	$ 60.76	$ 53.82	$ 40.79
Income from Investment Operations
Net investment income/(loss)[a]	(0.11) [e]	(0.13) [e]	(0.16) [e]	(0.17)	(0.01)
Net realized and unrealized gains/(losses) on investments	17.82	(0.83)	6.90	8.84	13.07
Total from investment operations	17.71	(0.96)	6.74	8.67	13.06
Less Distributions
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from net realized capital gains[1]	(3.49)	(4.11)	(3.77)	(1.73)	—
Total distributions	(3.49)	(4.11)	(3.77)	(1.73)	(0.03)
Net asset value end of period	72.88	58.66	63.73	60.76	53.82
Net assets end of period (000s)	$ 1,531,809	$ 1,540,557	$ 2,214,518	$ 1,910,930	$ 1,780,774
Ratios and Supplemental Data (%)
Total return[b]	32.04%	(1.60)%	11.75%	16.53%	32.04%
Ratio of total expenses to average net assets[2]	1.08	1.06	1.05	1.04	1.05
Ratio of net expenses to average net assets[a]	1.02	1.01	1.01	1.02	1.02
Ratio of net investment income to average net assets[a]	(0.17)	(0.22)	(0.25)	(0.26)	(0.03)
Portfolio turnover	52	34	37	34	48
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class
2017	2016	2015	2014	2013
$ 59.50	$ 64.51	$ 61.39	$ 54.29	$ 41.12

(0.04) [e]	(0.06) [e]	(0.08) [e]	(0.11)	0.02
18.11	(0.84)	6.97	8.94	13.21
18.07	(0.90)	6.89	8.83	13.23

—	—	—	—	(0.06)
(3.49)	(4.11)	(3.77)	(1.73)	—
(3.49)	(4.11)	(3.77)	(1.73)	(0.06)
74.08	59.50	64.51	61.39	54.29
$493,860	$555,665	$620,910	$582,430	$613,413

32.20%	(1.48)%	11.88%	16.69%	32.21%
0.96	0.94	0.93	0.92	0.93
0.90	0.89	0.89	0.90	0.90
(0.06)	(0.11)	(0.13)	(0.14)	0.11
52	34	37	34	48

Retirement Class
2017	2016 [f]
$ 60.37	$ 55.79

0.16 [e]	0.05 [e]
18.40	4.53
18.56	4.58

(0.10)	—
(3.49)	—
(3.59)	—
75.34	60.37
$2,892,484	$1,022,839

32.62%	8.21% [c]
0.63	0.65 [d]
0.59	0.59 [d]
0.23	0.13 [d]
52	34
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 8.58	$ 9.76	$ 11.43	$ 11.76	$ 9.22
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	(0.03) [e]	(0.04) [e]	(0.04)	(0.03)
Net realized and unrealized gains/(losses) on investments	2.67	(0.03)	0.20	1.55	2.76
Total from investment operations	2.66	(0.06)	0.16	1.51	2.73
Less Distributions
Dividends from net investment income	—	(0.06)	—	—	—
Distributions from net realized capital gains[1]	—	(1.06)	(1.83)	(1.84)	(0.19)
Total distributions	—	(1.12)	(1.83)	(1.84)	(0.19)
Net asset value end of period	11.24	8.58	9.76	11.43	11.76
Net assets end of period (000s)	$145,914	$303,802	$194,308	$306,371	$323,666
Ratios and Supplemental Data (%)
Total return[b]	31.00%	(0.60)%	1.55%	14.45%	30.13%
Ratio of total expenses to average net assets[2]	0.88	0.86	0.84	0.84	0.84
Ratio of net expenses to average net assets[a]	0.87	0.85	0.84	0.83	0.84
Ratio of net investment income to average net assets[a]	(0.14)	(0.31)	(0.35)	(0.34)	(0.27)
Portfolio turnover	87	84	82	95	111

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 8.07	$ 9.24	$ 10.95	$ 11.37	$ 8.96
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.05) [e]	(0.07) [e]	(0.05)	(0.12)
Net realized and unrealized gains/(losses) on investments	2.51	(0.04)	0.19	1.47	2.72
Total from investment operations	2.47	(0.09)	0.12	1.42	2.60
Less Distributions
Dividends from net investment income	—	(0.02)	—	—	—
Distributions from net realized capital gains[1]	—	(1.06)	(1.83)	(1.84)	(0.19)
Total distributions	—	(1.08)	(1.83)	(1.84)	(0.19)
Net asset value end of period	10.54	8.07	9.24	10.95	11.37
Net assets end of period (000s)	$ 20,121	$ 17,167	$ 24,647	$ 37,887	$ 35,501
Ratios and Supplemental Data (%)
Total return[b]	30.61%	(1.05)%	1.21%	14.09%	29.54%
Ratio of total expenses to average net assets[2]	1.25	1.22	1.21	1.21	1.21
Ratio of net expenses to average net assets[a]	1.24	1.22	1.21	1.20	1.21
Ratio of net investment income to average net assets[a]	(0.48)	(0.68)	(0.71)	(0.71)	(0.63)
Portfolio turnover	87	84	82	95	111
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
2017	2016	2015	2014	2013
$ 8.27	$ 9.45	$ 11.15	$ 11.54	$ 9.08

(0.04) [e]	(0.05) [e]	(0.06) [e]	(0.07)	(0.05)
2.58	(0.03)	0.19	1.52	2.70
2.54	(0.08)	0.13	1.45	2.65

—	(0.04)	—	—	—
—	(1.06)	(1.83)	(1.84)	(0.19)
—	(1.10)	(1.83)	(1.84)	(0.19)
10.81	8.27	9.45	11.15	11.54
$110,114	$175,211	$366,121	$384,511	$408,494

30.71%	(0.91)%	1.29%	14.16%	29.70%
1.13	1.10	1.09	1.09	1.09
1.12	1.10	1.09	1.08	1.09
(0.45)	(0.57)	(0.58)	(0.59)	(0.52)
87	84	82	95	111

Retirement Class
2017	2016 [f]
$ 8.58	$ 7.76

0.01 [e]	(0.03) [e]
2.66	0.85
2.67	0.82

—	—
—	—
—	—
11.25	8.58
$127,446	$2,718

31.12%	10.57% [c]
0.81	0.81 [d]
0.81	0.80 [d]
0.07	(0.45) [d]
87	84
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 11.94	$ 13.65	$ 15.45	$ 15.72	$ 11.81
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.02) [e]	(0.03) [e]	(0.05)	0.03
Net realized and unrealized gains/(losses) on investments	3.22	(0.11)	0.55	1.91	4.48
Total from investment operations	3.18	(0.13)	0.52	1.86	4.51
Less Distributions
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized capital gains[1]	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Total distributions	(0.06)	(1.58)	(2.32)	(2.13)	(0.60)
Net asset value end of period	15.06	11.94	13.65	15.45	15.72
Net assets end of period (000s)	$509,889	$523,888	$587,761	$603,476	$601,255
Ratios and Supplemental Data (%)
Total return[b]	26.72%	(0.99)%	3.35%	12.94%	39.90%
Ratio of total expenses to average net assets[2]	0.86	0.85	0.84	0.83	0.83
Ratio of net expenses to average net assets[a]	0.85	0.85	0.83	0.83	0.83
Ratio of net investment income to average net assets[a]	(0.30)	(0.21)	(0.22)	(0.29)	0.22
Portfolio turnover	83	89	78	76	73

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 10.84	$ 12.59	$ 14.47	$ 14.90	$ 11.22
Income from Investment Operations
Net investment income/(loss)[a]	(0.08) [e]	(0.06) [e]	(0.08) [e]	(0.51)	(0.06)
Net realized and unrealized gains/(losses) on investments	2.92	(0.11)	0.52	2.21	4.30
Total from investment operations	2.84	(0.17)	0.44	1.70	4.24
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Total distributions	(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
Net asset value end of period	13.62	10.84	12.59	14.47	14.90
Net assets end of period (000s)	$ 7,913	$ 8,401	$ 11,660	$ 14,266	$ 24,249
Ratios and Supplemental Data (%)
Total return[b]	26.29%	(1.44)%	2.98%	12.53%	39.50%
Ratio of total expenses to average net assets[2]	1.23	1.22	1.21	1.20	1.20
Ratio of net expenses to average net assets[a]	1.22	1.22	1.20	1.20	1.20
Ratio of net investment income to average net assets[a]	(0.67)	(0.58)	(0.59)	(0.66)	(0.16)
Portfolio turnover	83	89	78	76	73
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
2017	2016	2015	2014	2013
$11.30	$13.04	$14.89	$15.26	$11.46

(0.07) [e]	(0.05) [e]	(0.07) [e]	0.54 [i]	(7.68) [i]
3.00	(0.11)	0.54	1.22	12.04
2.93	(0.16)	0.47	1.76	4.36

—	—	—	—	—
(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
(0.06)	(1.58)	(2.32)	(2.13)	(0.56)
14.17	11.30	13.04	14.89	15.26
$ 719	$ 686	$ 877	$ 650	$ 636

26.02%	(1.29)%	3.12%	12.65%	39.72%
1.11	1.10	1.09	1.08	1.08
1.10	1.10	1.08	1.08	1.08
(0.56)	(0.46)	(0.47)	(0.54)	0.19
83	89	78	76	73

Retirement Class
2017	2016 [f]
$ 11.95	$ 10.72

(0.04) [e]	(0.02) [e]
3.23	1.25
3.19	1.23

—	—
(0.06)	—
(0.06)	—
15.08	11.95
$189,516	$54,634

26.78%	11.47% [c]
0.79	0.81 [d]
0.79	0.80 [d]
(0.26)	(0.27) [d]
83	89
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014 [g]
Net asset value beginning of period	$ 10.23	$ 10.31	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.07) [e]	(0.05) [e]	(0.06) [e]	(0.02)
Net realized and unrealized gains/(losses) on investments	2.43	0.32	(0.35)	0.79
Total from investment operations	2.36	0.27	(0.41)	0.77
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	(0.35)	(0.05)	—
Total distributions	—	(0.35)	(0.05)	—
Net asset value end of period	12.59	10.23	10.31	10.77
Net assets end of period (000s)	$254,925	$169,718	$205,007	$57,779
Ratios and Supplemental Data (%)
Total return[b]	23.07%	2.62%	(3.78)%	7.70% [c]
Ratio of total expenses to average net assets[2]	0.88	0.89	0.90	1.60 [d]
Ratio of net expenses to average net assets[a]	0.88	0.89	0.90	0.90 [d]
Ratio of net investment income to average net assets[a]	(0.61)	(0.48)	(0.55)	(0.67) [d]
Portfolio turnover	67	85	103	55 [c]

	Investor Class
Year Ended October 31,	2017	2016	2015	2014 [g]
Net asset value beginning of period	$ 10.12	$ 10.24	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.11) [e]	(0.09) [e]	(0.09) [e]	(0.05)
Net realized and unrealized gains/(losses) on investments	2.40	0.32	(0.36)	0.79
Total from investment operations	2.29	0.23	(0.45)	0.74
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	(0.35)	(0.05)	—
Total distributions	—	(0.35)	(0.05)	—
Net asset value end of period	12.41	10.12	10.24	10.74
Net assets end of period (000s)	$ 1,167	$ 871	$ 599	$ 1,809
Ratios and Supplemental Data (%)
Total return[b]	22.63%	2.24%	(4.17)%	7.40% [c]
Ratio of total expenses to average net assets[2]	1.25	1.26	1.27	1.97 [d]
Ratio of net expenses to average net assets[a]	1.25	1.26	1.27	1.27 [d]
Ratio of net investment income to average net assets[a]	(0.99)	(0.87)	(0.86)	(1.03) [d]
Portfolio turnover	67	85	103	55 [c]
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class
2017	2016	2015	2014 [g]
$10.22	$10.27	$10.75	$10.00

(0.12) [e]	(0.07) [e]	(0.09) [e]	(0.09)
2.44	0.37	(0.34)	0.84
2.32	0.30	(0.43)	0.75

—	—	—	—
—	(0.35)	(0.05)	—
—	(0.35)	(0.05)	—
12.54	10.22	10.27	10.75
$1,308	$ 143	$3,006	$ 269

22.70%	2.94%	(3.98)%	7.50% [c]
1.13	1.14	1.15	1.85 [d]
1.13	1.13	1.15	1.15 [d]
(0.96)	(0.69)	(0.80)	(0.90) [d]
67	85	103	55 [c]

Retirement Class
2017	2016 [f]
$ 10.24	$ 9.04

(0.07) [e]	(0.04) [e]
2.44	1.24
2.37	1.20

—	—
—	—
—	—
12.61	10.24
$47,569	$20,230

23.14%	13.27% [c]
0.81	0.85 [d]
0.81	0.84 [d]
(0.57)	(0.60) [d]
67	85
76

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 12.32	$ 12.16	$ 12.24	$ 10.85	$ 8.52
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.16 [e]	0.15 [e]	0.15	0.14
Net realized and unrealized gains/(losses) on investments	2.97	0.64	0.70	1.37	2.31
Total from investment operations	3.12	0.80	0.85	1.52	2.45
Less Distributions
Dividends from net investment income	(0.14)	(0.13)	(0.14)	(0.13)	(0.12)
Distributions from net realized capital gains[1]	(0.43)	(0.51)	(0.79)	—	—
Total distributions	(0.57)	(0.64)	(0.93)	(0.13)	(0.12)
Net asset value end of period	14.87	12.32	12.16	12.24	10.85
Net assets end of period (000s)	$498,360	$310,127	$231,033	$202,596	$179,382
Ratios and Supplemental Data (%)
Total return[b]	26.00%	7.14%	7.29%	14.13%	29.06%
Ratio of total expenses to average net assets[2]	0.72	0.72	0.70	0.70	0.71
Ratio of net expenses to average net assets[a]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.10	1.32	1.25	1.26	1.43
Portfolio turnover	16	34	24	32	26

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 12.42	$ 12.25	$ 12.33	$ 10.94	$ 8.59
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.11 [e]	0.11 [e]	0.13	0.09
Net realized and unrealized gains/(losses) on investments	2.99	0.66	0.70	1.35	2.34
Total from investment operations	3.09	0.77	0.81	1.48	2.43
Less Distributions
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.09)	(0.08)
Distributions from net realized capital gains[1]	(0.43)	(0.51)	(0.79)	—	—
Total distributions	(0.52)	(0.60)	(0.89)	(0.09)	(0.08)
Net asset value end of period	14.99	12.42	12.25	12.33	10.94
Net assets end of period (000s)	$ 71,374	$ 57,716	$ 29,745	$ 20,189	$ 11,934
Ratios and Supplemental Data (%)
Total return[b]	25.52%	6.80%	6.87%	13.62%	28.52%
Ratio of total expenses to average net assets[2]	1.09	1.09	1.07	1.07	1.08
Ratio of net expenses to average net assets[a]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets[a]	0.75	0.94	0.89	0.88	1.04
Portfolio turnover	16	34	24	32	26
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

77

Administrative Class
2017	2016	2015	2014	2013
$ 12.30	$12.15	$ 12.23	$ 10.85	$ 8.51

0.10 [e]	0.13 [e]	0.12 [e]	0.15	0.16
2.99	0.63	0.70	1.34	2.27
3.09	0.76	0.82	1.49	2.43

(0.12)	(0.10)	(0.11)	(0.11)	(0.09)
(0.43)	(0.51)	(0.79)	—	—
(0.55)	(0.61)	(0.90)	(0.11)	(0.09)
14.84	12.30	12.15	12.23	10.85
$53,006	$9,361	$24,690	$20,927	$13,453

25.77%	6.77%	7.02%	13.78%	28.76%
0.97	0.96	0.95	0.95	0.96
0.93	0.93	0.93	0.93	0.93
0.70	1.09	1.00	1.02	1.16
16	34	24	32	26

Retirement Class
2017	2016 [f]
$ 12.32	$10.94

0.12 [e]	0.12 [e]
3.00	1.33
3.12	1.45

(0.14)	(0.07)
(0.43)	—
(0.57)	(0.07)
14.87	12.32
$143,966	$3,822

26.08%	13.24% [c]
0.64	0.67 [d]
0.60	0.63 [d]
0.83	1.46 [d]
16	34
78

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 20.17	$ 20.27	$ 20.32	$ 17.50	$ 12.64
Income from Investment Operations
Net investment income/(loss)[a]	0.39 [e]	0.44 [e]	0.34 [e]	0.18	0.28
Net realized and unrealized gains/(losses) on investments	3.43	0.08	(0.07)	2.84	4.86
Total from investment operations	3.82	0.52	0.27	3.02	5.14
Less Distributions
Dividends from net investment income	(0.35)	(0.27)	(0.19)	(0.20)	(0.28)
Distributions from net realized capital gains[1]	(0.31)	(0.35)	(0.13)	—	—
Total distributions	(0.66)	(0.62)	(0.32)	(0.20)	(0.28)
Net asset value end of period	23.33	20.17	20.27	20.32	17.50
Net assets end of period (000s)	$739,122	$600,800	$484,078	$195,247	$82,231
Ratios and Supplemental Data (%)
Total return[b]	19.16%	2.81%	1.32%	17.39%	41.48%
Ratio of total expenses to average net assets[2]	0.87	0.86	0.86	0.89	0.93
Ratio of net expenses to average net assets[a]	0.84	0.84	0.86	0.89	0.93
Ratio of net investment income to average net assets[a]	1.76	2.28	1.66	1.40	1.87
Portfolio turnover	22	18	12	13	18

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 20.09	$ 20.19	$ 20.27	$ 17.49	$ 12.63
Income from Investment Operations
Net investment income/(loss)[a]	0.31 [e]	0.37 [e]	0.27 [e]	0.17	0.13
Net realized and unrealized gains/(losses) on investments	3.41	0.08	(0.08)	2.78	4.96
Total from investment operations	3.72	0.45	0.19	2.95	5.09
Less Distributions
Dividends from net investment income	(0.27)	(0.20)	(0.14)	(0.17)	(0.23)
Distributions from net realized capital gains[1]	(0.31)	(0.35)	(0.13)	—	—
Total distributions	(0.58)	(0.55)	(0.27)	(0.17)	(0.23)
Net asset value end of period	23.23	20.09	20.19	20.27	17.49
Net assets end of period (000s)	$110,094	$152,358	$165,642	$ 91,724	$19,260
Ratios and Supplemental Data (%)
Total return[b]	18.71%	2.45%	0.93%	16.97%	40.99%
Ratio of total expenses to average net assets[2]	1.24	1.23	1.23	1.26	1.31
Ratio of net expenses to average net assets[a]	1.21	1.21	1.23	1.26	1.30
Ratio of net investment income to average net assets[a]	1.40	1.92	1.29	1.01	1.21
Portfolio turnover	22	18	12	13	18
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

79

Administrative Class
2017	2016	2015	2014	2013
$ 20.30	$ 20.40	$ 20.47	$ 17.64	$12.74

0.34 [e]	0.40 [e]	0.29 [e]	0.25	0.23
3.45	0.07	(0.07)	2.75	4.92
3.79	0.47	0.22	3.00	5.15

(0.31)	(0.22)	(0.16)	(0.17)	(0.25)
(0.31)	(0.35)	(0.13)	—	—
(0.62)	(0.57)	(0.29)	(0.17)	(0.25)
23.47	20.30	20.40	20.47	17.64
$48,809	$40,992	$28,929	$14,775	$3,479

18.84%	2.54%	1.05%	17.15%	41.17%
1.12	1.11	1.11	1.14	1.19
1.09	1.09	1.11	1.14	1.18
1.51	2.03	1.41	1.13	1.58
22	18	12	13	18

Retirement Class
2017	2016 [f]
$ 20.17	$ 18.36

0.40 [e]	0.28 [e]
3.43	1.53
3.83	1.81

(0.36)	—
(0.31)	—
(0.67)	—
23.33	20.17
$89,942	$14,999

19.22%	9.86% [c]
0.80	0.82 [d]
0.77	0.79 [d]
1.79	2.11 [d]
22	18
80

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 27.27	$ 26.21	$ 27.17	$ 28.89	$ 21.41
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.12 [e]	0.10 [e]	0.06	0.13
Net realized and unrealized gains/(losses) on investments	8.90	1.92	(0.09)	2.68	7.84
Total from investment operations	8.98	2.04	0.01	2.74	7.97
Less Distributions
Dividends from net investment income	(0.11)	(0.09)	(0.06)	(0.05)	(0.22)
Distributions from net realized capital gains[1]	—	(0.89)	(0.91)	(4.41)	(0.27)
Total distributions	(0.11)	(0.98)	(0.97)	(4.46)	(0.49)
Net asset value end of period	36.14	27.27	26.21	27.17	28.89
Net assets end of period (000s)	$1,081,412	$738,705	$827,423	$709,251	$519,607
Ratios and Supplemental Data (%)
Total return[b]	33.00%	8.18%	0.01%	11.03%	37.91%
Ratio of total expenses to average net assets[2]	0.88	0.86	0.85	0.84	0.84
Ratio of net expenses to average net assets[a]	0.87	0.86	0.85	0.84	0.84
Ratio of net investment income to average net assets[a]	0.24	0.48	0.38	0.33	0.45
Portfolio turnover	8	10	17	13	22

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 26.65	$ 25.63	$ 26.63	$ 28.45	$ 21.08
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	0.03 [e]	0.01 [e]	0.09	(0.09)
Net realized and unrealized gains/(losses) on investments	8.71	1.88	(0.10)	2.50	7.86
Total from investment operations	8.66	1.91	(0.09)	2.59	7.77
Less Distributions
Dividends from net investment income	(0.02)	—	—	—	(0.13)
Distributions from net realized capital gains[1]	—	(0.89)	(0.91)	(4.41)	(0.27)
Total distributions	(0.02)	(0.89)	(0.91)	(4.41)	(0.40)
Net asset value end of period	35.29	26.65	25.63	26.63	28.45
Net assets end of period (000s)	$ 37,548	$ 17,775	$ 16,797	$ 17,265	$ 17,330
Ratios and Supplemental Data (%)
Total return[b]	32.49%	7.79%	(0.37)%	10.61%	37.41%
Ratio of total expenses to average net assets[2]	1.25	1.23	1.22	1.21	1.21
Ratio of net expenses to average net assets[a]	1.24	1.23	1.22	1.21	1.21
Ratio of net investment income to average net assets[a]	(0.16)	0.10	0.02	(0.04)	0.07
Portfolio turnover	8	10	17	13	22
See page 83 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

81

Administrative Class
2017	2016	2015	2014	2013
$27.16	$26.07	$27.05	$28.80	$ 21.34

(0.02) [e]	0.05 [e]	0.06 [e]	(0.12)	0.01
8.88	1.93	(0.13)	2.78	7.87
8.86	1.98	(0.07)	2.66	7.88

(0.05)	—	—	—	(0.15)
—	(0.89)	(0.91)	(4.41)	(0.27)
(0.05)	(0.89)	(0.91)	(4.41)	(0.42)
35.97	27.16	26.07	27.05	28.80
$4,462	$1,360	$1,144	$5,690	$12,171

32.67%	7.93%	(0.28)%	10.74%	37.54%
1.13	1.11	1.10	1.09	1.09
1.12	1.11	1.10	1.09	1.09
(0.05)	0.21	0.21	0.10	0.20
8	10	17	13	22

Retirement Class
2017	2016 [f]
$ 27.29	$23.91

0.06 [e]	0.05 [e]
8.94	3.33
9.00	3.38

(0.13)	—
—	—
(0.13)	—
36.16	27.29
$57,196	$2,529

33.06%	14.14% [c]
0.81	0.82 [d]
0.81	0.81 [d]
0.17	0.27 [d]
8	10
82

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
	Institutional Class	Administrative Class	Investor Class	Retirement Class
	Period Ended October 31, 2017[h]	Period Ended October 31, 2017[h]	Period Ended October 31, 2017[h]	Period Ended October 31, 2017[h]
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.01 [e]	0.01 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	0.05	0.05	0.05	0.06
Total from investment operations	0.07	0.06	0.06	0.07
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	—	—	—	—
Net asset value end of period	10.07	10.06	10.06	10.07
Net assets end of period (000s)	$24,655	$ 252	$ 254	$ 30
Ratios and Supplemental Data (%)
Total return[b]	0.70% [c]	0.60% [c]	0.60% [c]	0.70% [c]
Ratio of total expenses to average net assets[2]	3.41 [d]	3.66 [d]	3.78 [d]	3.33 [d]
Ratio of net expenses to average net assets[a]	0.88 [d]	1.13 [d]	1.25 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	0.60 [d]	0.35 [d]	0.23 [d]	0.48 [d]
Portfolio turnover	9 [c]	9 [c]	9 [c]	9 [c]

1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period February 1, 2014 (inception) through October 31, 2014
h	For the period August 1, 2017 (inception) through October 31, 2017
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
The accompanying notes are an integral part of the Financial Statements.

83

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84

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, and Harbor Small Cap Value Opportunities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation
85

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
86

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
87

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
88

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2017 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$13,859,602	$17,168,202*
Harbor Mid Cap Growth Fund	312,536	528,439
Harbor Small Cap Growth Fund	533,746	560,647
Harbor Small Cap Growth Opportunities Fund	221,189	159,866
VALUE FUNDS
Harbor Large Cap Value Fund	$ 344,187	$ 85,683
Harbor Mid Cap Value Fund	238,010	204,061
Harbor Small Cap Value Fund	216,556	69,155
Harbor Small Cap Value Opportunities Fund	26,769	2,221

*	Sales for this Fund include $107,715 in connection with an in-kind redemption of the Fund’s capital shares.
In-Kind Redemption Transaction
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2017, Harbor Capital Appreciation Fund realized gains of $58,783,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
89

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and the Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, the Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities.
During the year, Harbor Capital Appreciation Fund engaged in securities lending. The value at October 31, 2017 of equity securities loaned and related cash collateral for Harbor Capital Appreciation Fund was $86,225,000 and $90,739,000, respectively.  As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
90

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.73
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Cap Value Opportunities Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2018.
b	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets over $500 million through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Large Cap Value Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.93%, 1.05% and 0.60% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.93%, 1.05% and 0.63% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Small Cap Value Opportunities Fund. For the period August 1, 2016 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.88%, 1.13%, 1.25% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2019.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
91

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	—	—	—	35,203	35,203	0.0%
Harbor Mid Cap Growth Fund	—	—	—	111,933	111,933	0.3
Harbor Small Cap Growth Fund	—	—	—	61,568	61,568	0.1
Harbor Small Cap Growth Opportunities Fund	—	—	—	39,812	39,812	0.2
VALUE FUNDS
Harbor Large Cap Value Fund	—	—	—	85,132	85,132	0.2
Harbor Mid Cap Value Fund	—	—	—	50,470	50,470	0.1
Harbor Small Cap Value Fund	—	—	—	27,469	27,469	0.1
Harbor Small Cap Value Opportunities Fund	2,449,000	25,000	25,000	1,012	2,500,012	99.9
92

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $787,000 for the year ended October 31, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Accrued Expenses” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, disposition of passive foreign investment companies' securities, tax treatment of redemption in-kind distribution, use of equalization and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(6,485)	$(523,877)	$530,362
Harbor Mid Cap Growth Fund	4,486	(15,350)	10,864
Harbor Small Cap Growth Fund	3,005	(20,198)	17,193
Harbor Small Cap Growth Opportunities Fund	2,421	(3,047)	626
VALUE FUNDS
Harbor Large Cap Value Fund	$ (974)	$ (4,740)	$ 5,714
Harbor Mid Cap Value Fund	(4,876)	(1,466)	6,342
Harbor Small Cap Value Fund	(1,160)	(1,492)	2,652
Harbor Small Cap Value Opportunities Fund	—	—	—
The tax composition of each Fund’s distributions is as follows:
93

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	As of October 31, 2017			As of October 31, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$23,203	$1,405,454	$1,428,657	$18,442	$1,737,714	$1,756,156
Harbor Mid Cap Growth Fund	—	—	—	2,712	64,267	66,979
Harbor Small Cap Growth Fund	—	2,924	2,924	1,813	67,213	69,026
Harbor Small Cap Growth Opportunities Fund	—	—	—	4,587	2,482	7,069
VALUE FUNDS
Harbor Large Cap Value Fund	$ 4,885	$ 13,304	$ 18,189	$ 7,430	$ 8,019	$ 15,449
Harbor Mid Cap Value Fund	16,082	9,807	25,889	13,063	7,648	20,711
Harbor Small Cap Value Fund	3,023	—	3,023	6,240	25,027	31,267
Harbor Small Cap Value Opportunities Fund	—	—	—	N/A	N/A	N/A
As of October 31, 2017, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$36,525	$3,005,814	$12,295,931
Harbor Mid Cap Growth Fund	9,833	25,409	83,700
Harbor Small Cap Growth Fund	10,089	57,274	143,383
Harbor Small Cap Growth Opportunities Fund	2,422	14,702	25,855
VALUE FUNDS
Harbor Large Cap Value Fund	$ 1,600	$ 21,200	$ 148,912
Harbor Mid Cap Value Fund	15,152	17,327	136,187
Harbor Small Cap Value Fund	44	23,200	517,231
Harbor Small Cap Value Opportunities Fund	114	—	50
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$16,607,825	$12,381,067	$(85,136)	$12,295,931
Harbor Mid Cap Growth Fund	319,345	91,409	(7,709)	83,700
Harbor Small Cap Growth Fund	572,072	162,997	(19,614)	143,383
Harbor Small Cap Growth Opportunities Fund	277,649	51,656	(25,801)	25,855
VALUE FUNDS
Harbor Large Cap Value Fund	$ 624,531	$ 161,062	$(12,150)	$ 148,912
Harbor Mid Cap Value Fund	850,735	204,827	(68,640)	136,187
Harbor Small Cap Value Fund	663,173	530,601	(13,370)	517,231
Harbor Small Cap Value Opportunities Fund	25,122	1,148	(1,098)	50

Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No.
94

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed.  The Supreme Court has not yet granted or denied the petition for certiorari.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
95

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities (eight of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities of the Harbor Funds at October 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017
96

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.56	$1,000	$1,168.10
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.90%
Actual		$4.92	$1,000	$1,166.60
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.02%
Actual		$5.57	$1,000	$1,165.90
Hypothetical (5% return)		5.19	1,000	1,019.93
Retirement Class	0.59%
Actual		$3.22	$1,000	$1,168.40
Hypothetical (5% return)		3.01	1,000	1,022.16
97

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Mid Cap Growth Fund
Institutional Class	0.87%
Actual		$4.72	$1,000	$1,148.10
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$6.06	$1,000	$1,146.30
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.71	$1,000	$1,145.70
Hypothetical (5% return)		6.31	1,000	1,018.80
Retirement Class	0.81%
Actual		$4.38	$1,000	$1,149.10
Hypothetical (5% return)		4.13	1,000	1,021.02
Harbor Small Cap Growth Fund
Institutional Class	0.85%
Actual		$4.46	$1,000	$1,082.70
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.77	$1,000	$1,077.60
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.40	$1,000	$1,081.00
Hypothetical (5% return)		6.21	1,000	1,018.90
Retirement Class	0.79%
Actual		$4.14	$1,000	$1,082.60
Hypothetical (5% return)		4.02	1,000	1,021.12
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.88%
Actual		$4.52	$1,000	$1,037.10
Hypothetical (5% return)		4.48	1,000	1,020.66
Administrative Class	1.13%
Actual		$5.80	$1,000	$1,036.40
Hypothetical (5% return)		5.75	1,000	1,019.37
Investor Class	1.25%
Actual		$6.41	$1,000	$1,035.90
Hypothetical (5% return)		6.36	1,000	1,018.75
Retirement Class	0.81%
Actual		$4.16	$1,000	$1,037.90
Hypothetical (5% return)		4.13	1,000	1,021.02
98

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.59	$1,000	$1,091.40
Hypothetical (5% return)		3.47	1,000	1,021.69
Administrative Class	0.93%
Actual		$4.90	$1,000	$1,090.60
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.53	$1,000	$1,090.00
Hypothetical (5% return)		5.35	1,000	1,019.78
Retirement Class	0.60%
Actual		$3.16	$1,000	$1,092.60
Hypothetical (5% return)		3.06	1,000	1,022.10
Harbor Mid Cap Value Fund
Institutional Class	0.84%
Actual		$4.30	$1,000	$1,034.60
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.58	$1,000	$1,033.00
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$6.20	$1,000	$1,032.40
Hypothetical (5% return)		6.16	1,000	1,018.95
Retirement Class	0.77%
Actual		$3.95	$1,000	$1,034.60
Hypothetical (5% return)		3.92	1,000	1,021.23
Harbor Small Cap Value Fund
Institutional Class	0.87%
Actual		$4.65	$1,000	$1,117.80
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.12%
Actual		$5.98	$1,000	$1,116.40
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.61	$1,000	$1,115.70
Hypothetical (5% return)		6.31	1,000	1,018.80
Retirement Class	0.81%
Actual		$4.32	$1,000	$1,118.10
Hypothetical (5% return)		4.13	1,000	1,021.02
99

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Small Cap Value Opportunities Fund
Institutional Class	0.88%
Actual***		$2.23	$1,000	$1,007.00
Hypothetical (5% return)		4.48	1,000	1,020.66
Administrative Class	1.13%
Actual***		$2.86	$1,000	$1,006.00
Hypothetical (5% return)		5.75	1,000	1,019.37
Investor Class	1.25%
Actual***		$3.16	$1,000	$1,006.00
Hypothetical (5% return)		6.36	1,000	1,018.75
Retirement Class	0.80%
Actual***		$2.03	$1,000	$1,007.00
Hypothetical (5% return)		4.08	1,000	1,021.07

*	Reflective of all fee waivers and expense reimbursements (excluding interest expense, if any)
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
***	Fund has less than six months of operating history. Expenses are equal to the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the commencement of operations). The expense amounts reported under Hypothetical (5% return) are not comparable to the amounts reported using actual fund return.
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Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Mid Cap Growth Fund	18
Harbor Small Cap Growth Fund	19
Harbor Small Cap Growth Opportunities Fund	100
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	64
Harbor Small Cap Value Fund	100
Harbor Small Cap Value Opportunities Fund	37
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2017:
Amount (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$1,870,930
Harbor Mid Cap Growth Fund	10,864
Harbor Small Cap Growth Fund	20,116
Harbor Small Cap Growth Opportunities Fund	626
VALUE FUNDS
Harbor Large Cap Value Fund	$ 18,240
Harbor Mid Cap Value Fund	16,761
Harbor Small Cap Value Fund	2,549
For the fiscal year ended October 31, 2017, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2017 will receive a Form 1099-DIV in January 2018 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
101

Harbor Domestic Equity Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF THE Harbor small cap value opportunities fund
The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of the Fund be approved initially, and following an initial two-year term, at least annually, by the Board of Trustees, including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board of Trustees held on May 7 and 8, 2017 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds, and a Subadvisory Agreement with Sapience Investments, LLC (“Sapience” or the “Subadviser”) with respect to Harbor Small Cap Value Opportunities Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined that, in the exercise of their business judgment, the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Small Cap Value Opportunities Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and Sapience, including the background, education, expertise and experience of the investment professionals of the Adviser and Sapience to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and Sapience, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and Sapience for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of Sapience’s fee, for the investment advisory and related services the Adviser would provide, including but not limited to, subadviser oversight, administration and manager of managers services;
•	the proposed fee and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	the investment performance of Sapience in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group and Harbor Funds Harbor Funds Distributors in consideration of the services each will provide to the Fund;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.
Nature, Extent, and Quality of Services
In discussing the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager of managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered the Adviser’s history as a manager of managers, including its history of replacing subadvisers for particular Harbor Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Harbor Funds generally, including the breadth and depth of experience and expertise of the investment, accounting, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.
In discussing the nature, extent, and quality of the services to be provided by Sapience, the Trustees considered the collective expertise and experience of the professionals who had formed Sapience and the favorable record they had generated in the small cap value equity asset class both at Sapience and at prior firms. The Trustees also noted the experience of the proposed portfolio manager of the Fund in this asset class and the favorable record generated by him both at Sapience and at prior firms. In considering Sapience’s performance, the Trustees noted that Sapience’s record in its small cap value equity strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was below the median and average management fees of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee to be paid to the Adviser and the subadvisory fee to be paid to Sapience and specifically the net advisory fee to be retained by the Adviser at various asset levels.
It was further noted that the Fund’s proposed Institutional Class net expense ratio was below the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the incremental expenses of the Administrative Class and Investor Class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately, while the lower expenses of the Retirement Class would be comprised solely of lower transfer agent service fees given the more limited shareholder base that can invest in this share class and the fact that this share class only permits shareholders to invest through an individual account with a value of $1 million or greater or through an omnibus account maintained by a financial intermediary.
103

Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying Sapience its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward looking approach to setting the contractual flat fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying Sapience its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Harbor Funds.
Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Capital Appreciation Fund	142,353,929	2,957,892	1,689,674	52,704,661
Harbor Mid Cap Growth Fund	16,799,131	101,416	126,561	2,643,556
Harbor Small Cap Growth Fund	24,028,401	1,237,054	1,259,855	4,414,467
Harbor Small Cap Growth Opportunities Fund[a]	8,633,141	88,030	3,263	5,103,486
Harbor Large Cap Value Fund	19,495,478	211,707	134,246	6,067,830
Harbor Mid Cap Value Fund[b]	8,355,328	2,110,563	624,123	2,643,556
Harbor Small Cap Value Fund	17,167,909	75,221	100,517	6,359,775
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Capital Appreciation Fund	142,284,847	2,976,773	1,739,879	52,704,661
Harbor Mid Cap Growth Fund	16,780,264	103,545	143,299	2,643,556
Harbor Small Cap Growth Fund	23,959,954	1,308,364	1,256,993	4,414,467
Harbor Small Cap Growth Opportunities Fund[a]	8,631,453	89,718	3,263	5,103,486
Harbor Large Cap Value Fund	19,502,706	211,025	127,703	6,067,830
Harbor Mid Cap Value Fund[b]	8,335,279	2,129,914	624,824	2,643,556
Harbor Small Cap Value Fund	17,158,984	83,086	101,574	6,359,775

a	Meeting held on October 18, 2017
b	Meeting held on November 15, 2017
104

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
105

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
106

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
107

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
108

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
109

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
110

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
111

Glossary—Continued

Financial Terms—Continued
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
112

Glossary—Continued

Financial Terms—Continued
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
113

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.DE.1017

Annual Report
October 31, 2017
Harbor Strategic Growth  Fund

Institutional Class	Administrative Class	Investor Class	Retirement Class
MVSGX	HSRGX	HISWX	HNGSX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
I am honored to be writing my first shareholder letter to you as Chairman of the Board of Trustees of Harbor Funds. David Van Hooser, our long-standing Chairman, retired from the Board of Trustees on September 22, 2017 after 17 years of distinguished service. Over that 17 year tenure, I have admired how Dave has maintained a singular focus on serving the best interests of Harbor Funds and its shareholders. He has served as an example to me and the other women and men who work diligently to support Harbor Funds. I remain committed to carrying on the responsibility that Dave so fully embraced to place the interests of Harbor Funds and its shareholders first.
We have also had other changes on the Board of Trustees over the past year. Rodger Smith, our long-standing Lead Independent Trustee, retired from the Board on December 31, 2016 after a 29 year tenure. He was replaced as Lead Independent Trustee by Randy Hack, who has served on the Board since 2010. Shareholders also elected two new independent Trustees to the Board on September 22, 2017 in Katie Quirk and Joe Dowling. With their election, eight of the nine members of the Board are independent of Harbor Capital Advisors, the investment adviser to Harbor Funds.
Market review
U.S. equities generally had strong returns for the fiscal year ended October 31, 2017. The period began with a U.S. election that fueled a market rally based upon optimism that promises of tax cuts, infrastructure spending and a business-friendly approach to regulation could lead to improved economic growth and higher corporate earnings.
As the fiscal year continued, U.S. stocks advanced despite rising interest rates, falling oil prices and political uncertainty, as corporate earnings exceeded expectations. Better-than-expected economic growth and job gains drove U.S. equity indexes to record levels toward the end of the period, while oil prices stabilized and the Federal Reserve stayed on track to continue raising short-term interest rates while laying the groundwork for gradually reducing its U.S. Treasury bond balance sheet holdings.
The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 23.98% for the fiscal year. Growth stocks outperformed value stocks by a significant margin, and small cap stocks outperformed both large cap and mid cap stocks.
Comments by the portfolio managers of the Harbor Strategic Growth Fund can be found in the pages preceding the Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2017
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
International & Global
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
Stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
1

We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman
2

Harbor Strategic Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the 12-month period ended October 31, 2017, the Russell 1000® Growth Index was up 29.71%. The favorable macro environment is fostering incessant stock appreciation that is largely outpacing the growth of underlying business values and, in our estimate, these elevated expectations leave little room for disappointment. A broad swath of economic data continues to support a synchronized global economic recovery. Job growth, industrial production and inflation statistics generally remain in the “Goldilocks” -not too hot, not too cold - zone helping interest rates, credit spreads and volatility remain remarkably subdued and creating a favorable environment for most risk assets.
Besides the growing labor shortages, uncertainties over U.S. trade policies, firing of North Korean missiles and low market volatility, the market seems to be comfortable with accelerating global growth and low interest rates justifying elevated valuations. The most recent U.S. GDP report showed a sequential acceleration of growth to 3% with the consumer being the main driver.  Inflation measured by the GDP price index remains below 2% but has been steadily rising over the past two years. The most recent unemployment report showed the unemployment rate at 4.1% with a gain of 261,000 jobs. The rising probability of U.S. corporate tax reform has also added momentum to the markets.
PERFORMANCE
For the 12-month period ended October 31, 2017**, the Harbor Strategic Growth Fund (Institutional Class) returned 22.90%. The Institutional Class returns prior to March 6, 2017 are that of the Predecessor Fund. The Fund’s Administrative Class, Investor Class, and Retirement Class shares commenced operations on March 6, 2017 and returned 12.29%, 12.23%, and 12.53%, respectively, for the period March 6, 2017 through October 31, 2017. Stock selection within the Financials, Consumer Discretionary, Industrials, and Health Care sectors drove the Fund’s underperformance relative to the benchmark. The Fund’s sector overweight in Energy, underweight in Information Technology and cash position also detracted from performance.
Allergan, a global pharmaceutical company, struggled with concerns over cash flows falling short of expectations, aggressive capital allocation, pipeline vitality and patent risks for key products. The Fund’s Energy holdings, Core Laboratories and Schlumberger, declined due to weaker oil prices, concerns over the Organization of Petroleum Exporting Countries’ (OPEC) compliance and the growing supply from U.S. shale. O’Reilly Automotive, an automotive supply retailer, fell on a report that Amazon may enter the auto parts market and that new and used auto prices have peaked. Concerns over general weakness in global consumer goods brands and the negative impact of private label offerings led to Mondelez’s underperformance.
Strong contributors to performance included Mettler-Toledo, whose revenue and operating profit growth exceeded expectations. We believe that the company’s durable competitive position across an array of measurement tool segments and nearly flawless execution should continue to drive growth. Unilever’s improvements in business mix, margins and capital allocation also drove favorable stock returns. Dollar Tree’s stock rose after reporting improved store economics for both the Dollar Tree and Family Dollar platforms.

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
**	Effective July 1, 2017, the Fund changed its fiscal year end date from June 30 to October 31.
3

Harbor Strategic Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Oracle Corp.	5.0%
Berkshire Hathaway Inc. Class B	4.9%
Markel Corp.	4.8%
American Tower Corp.	4.7%
Honeywell International Inc.	4.4%
Alphabet Inc. Class C	4.1%
Dollar Tree Inc.	3.8%
Intuit Inc.	3.5%
Unilever NV	3.3%
Apple Inc.	3.2%
OUTLOOK & STRATEGY
From an absolute viewpoint, current market conditions are, in our view, favorable for our approach. The combination of low and stable interest rates with modest global economic growth typically bodes well for higher quality businesses. From a relative viewpoint, the Fund’s more conservative positioning compared to the mega-cap high-growth areas of the benchmark hurt performance. Three traditional growth sectors account for nearly 70% of the Russell 1000® Growth Index: Information Technology (37%), Consumer Discretionary (18%) and Health Care (14%). However, they represent only 41% of the Fund. Mar Vista’s portfolio construction process focuses on bottom-up factors independent of benchmark weights. The resulting sector exposures represent the areas in which we are finding more favorable risk-reward opportunities in from sustained growth companies, and are not an expressed opinion on the sectors from a macro level.
Over time, the expected returns of the Fund should reflect two components: (1) the compounding nature of the Fund’s businesses and (2) the discount we are paying relative to fair value. There will be times when the sentiment pendulum swings towards optimism; leading to higher valuations that exceeded the underlying intrinsic value growth, and margins of safety contract. Conversely, fear and skepticism often drive down stock prices more than expected, providing opportunities for both higher expected returns and less risk. Judged by the Fund’s relatively narrow average margin of safety, or discount to intrinsic value, we think the pendulum sits on the more optimistic side of the scale. The 7% portfolio average discount continues to be at the extreme low end of the last decade in our opinion and the number of stocks that are trading below our estimate of fair value is smaller than is typical.
We claim no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction portfolio comprised of competitively advantaged serial compounders with stock prices that represent an appropriate margin of safety should generate excess risk-adjusted returns. In an environment with growing optimism, we remain diligent, conservative and patient as we deploy capital.

This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
4

Harbor Strategic Growth Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2040
Cusip	411512353
Ticker	MVSGX
Inception Date	11/01/2011
Net Expense Ratio	0.70% [a,b]
Total Net Assets (000s)	$56,026

ADMINISTRATIVE CLASS

Fund #	2240
Cusip	411512338
Ticker	HSRGX
Inception Date	03/06/2017
Net Expense Ratio	0.95% [a,b]
Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2440
Cusip	411512361
Ticker	HISWX
Inception Date	03/06/2017
Net Expense Ratio	1.07% [a,b]
Total Net Assets (000s)	$75

RETIREMENT CLASS

Fund #	2540
Cusip	411512346
Ticker	HNGSX
Inception Date	03/06/2017
Net Expense Ratio	0.62% [a,b]
Total Net Assets (000s)	$435

Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$169,318	$225,048
Price/Earning Ratio (P/E)	36.1x	31.8x
Price/Book Ratio (P/B)	5.4x	7.9x
Beta vs. Russell 1000® Growth Index	0.85	N/A
Portfolio Turnover (Period Ended 10/31/2017)	9% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding acquired fund fees and expenses and interest expense, if any) effective through February 28, 2019
c	Unannualized
5

Harbor Strategic Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Class
Harbor Strategic Growth Fund
Institutional Class	22.90%	14.98%	14.92%	11/01/2011	$115,154
Administrative Class[1]	N/A	N/A	12.29	03/06/2017	56,146
Investor Class[1]	N/A	N/A	12.23	03/06/2017	56,116
Retirement Class[1]	N/A	N/A	12.53	03/06/2017	56,265
Comparative Index
Russell 1000® Growth[2]	29.71%	16.83%	16.18%	—	$122,977
As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Net) and 0.91% (Gross) (Institutional Class); 0.95% (Net) and 1.16% (Gross) (Administrative Class); 1.07% (Net) and 1.28% (Gross) (Investor Class); and 0.62% (Net) and 0.83% (Gross) (Retirement Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund acquired the assets and assumed the known liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) on March 6, 2017.  The Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of reorganization. In the reorganization, former shareholders of the Predecessor Fund received Institutional Class shares of the Fund. Accordingly, the performance of the Institutional Class of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund. The performance of the Predecessor Fund has not been restated to reflect the estimated annual operating expenses of the Institutional Class shares of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.

1	The “Life of Class” return represents unannualized values.
2	The “Life of Class” return and “Final Value of a $50,000 Investment” as shown reflects the period 11/01/2011 through 10/31/2017.
6

Harbor Strategic Growth Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.4%)
COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—3.1%
6,272	TransDigm Group Inc.	$ 1,741
AIR FREIGHT & LOGISTICS—2.6%
20,843	XPO Logistics Inc.*	1,446
BANKS—4.4%
8,924	First Republic Bank	869
29,604	U.S. Bancorp.	1,610
		2,479
BEVERAGES—2.2%
11,291	PepsiCo Inc.	1,245
CAPITAL MARKETS—2.5%
9,897	Moody's Corp.	1,410
CHEMICALS—4.6%
12,449	Ecolab Inc.	1,626
6,719	Praxair Inc.	982
		2,608
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—4.9%
14,851	Berkshire Hathaway Inc. Class B*	$ 2,776
ELECTRICAL EQUIPMENT—2.9%
33,481	Sensata Technologies Holding NV*	1,638
ENERGY EQUIPMENT & SERVICES—4.3%
11,716	Core Laboratories NV	1,171
19,970	Schlumberger Ltd.	1,278
		2,449
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.7%
18,590	American Tower Corp.	2,671
FOOD PRODUCTS—1.9%
26,556	Mondelez International Inc.	1,100
HOTELS, RESTAURANTS & LEISURE—2.6%
26,864	Starbucks Corp.	1,473
INDUSTRIAL CONGLOMERATES—7.3%
17,226	Honeywell International Inc.	2,483
6,438	Roper Technologies Inc.	1,662
		4,145
INSURANCE—4.8%
2,506	Markel Corp.*	2,717
INTERNET & DIRECT MARKETING RETAIL—2.0%
1,029	Amazon.com Inc.*	1,137
INTERNET SOFTWARE & SERVICES—6.3%
2,299	Alphabet Inc. Class C*	2,337
6,804	Facebook Inc.*	1,225
		3,562
IT SERVICES—2.6%
13,134	Visa Inc.	1,445
LIFE SCIENCES TOOLS & SERVICES—2.2%
1,855	Mettler-Toledo International Inc. (SWS)*	1,266
MACHINERY—2.3%
18,203	Fortive Corp.	1,315
MEDIA—1.8%
10,338	Walt Disney Co.	1,011
MULTILINE RETAIL—3.8%
23,351	Dollar Tree Inc.*	2,131
PERSONAL PRODUCTS—3.3%
32,180	Unilever NV (NET)	1,865
PHARMACEUTICALS—4.2%
3,857	Allergan plc (IE)	683
11,933	Johnson & Johnson	1,664
		2,347
ROAD & RAIL—1.3%
6,980	Kansas City Southern	728
SOFTWARE—10.7%
7,296	Adobe Systems Inc.*	1,278
13,048	Intuit Inc.	1,970
55,283	Oracle Corp.	2,814
		6,062

7

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.1%
2,827	O'Reilly Automotive Inc.*	$ 596
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.2%
10,560	Apple Inc.	1,785
TOTAL COMMON STOCKS
(Cost $45,156)		55,148

SHORT-TERM INVESTMENTS—3.2%
(Cost $1,826)
Principal Amount
REPURCHASE AGREEMENTS
$1,826	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,863)	1,826
TOTAL INVESTMENTS—100.8%
(Cost $46,982)		56,974
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(426)
TOTAL NET ASSETS—100.0%		$56,548
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $1,826 are classified as Level 2. All other holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at June 30, 2017 or October 31, 2017 and no transfers between levels during the period.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
IE	Ireland
NET	Netherlands
SWS	Switzerland
The accompanying notes are an integral part of the Financial Statements.
8

[THIS PAGE INTENTIONALLY LEFT BLANK]
9

Harbor Strategic Growth Fund
Statement of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost*	$46,982
Investments, at value	$55,148
Repurchase agreements	1,826
Cash	1
Receivables for:
Capital shares sold	38
Dividends	8
Withholding tax	1
Prepaid registration fees	9
Other assets	26
Total Assets	57,057
LIABILITIES
Payables for:
Investments purchased	369
Capital shares reacquired	41
Accrued expenses:
Administrative fees	7
Management fees	28
Transfer agent fees	1
Trustees' fees and expenses	1
Other	62
Total Liabilities	509
NET ASSETS	$56,548
Net Assets Consist of:
Paid-in capital	45,701
Accumulated undistributed net investment income/(loss)	77
Accumulated net realized gain/(loss)	778
Unrealized appreciation/(depreciation) of investments	9,992
56,548
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$56,026
Shares of beneficial interest[1]	2,972
Net asset value per share[2]	$ 18.85
Administrative Class
Net assets	$ 12
Shares of beneficial interest[1]	1
Net asset value per share[2]	$ 18.82
Investor Class
Net assets	$ 75
Shares of beneficial interest[1]	4
Net asset value per share[2]	$ 18.81
Retirement Class
Net assets	$ 435
Shares of beneficial interest[1]	23
Net asset value per share[2]	$ 18.86

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

10

Harbor Strategic Growth Fund
StatementS of Operations

(All amounts in thousands)
	Harbor Strategic Growth Fund
	July 1, 2017 through October 31, 2017	July 1, 2015 through June 30, 2016
Investment Income
Dividends	$ 143	$ 449
Interest.	1	—
Foreign taxes withheld	(3)	(6)
Total Investment Income	141	443
Operating Expenses
Management fees	85	200
12b-1 fees:
Administrative Class	—	—
Investor Class	—	—
Administrative fees	—	24
Compliance fees	—	8
Shareholder communications	3	3
Custodian fees	3	10
Transfer agent fees:
Institutional Class	13	30
Administrative Class	—	—
Investor Class	—	—
Retirement Class	—	—
Professional fees	1	68
Trustees' fees and expenses	—	7
Registration fees	57	62
Miscellaneous	5	12
Total expenses	167	424
Transfer agent fees waived	(1)	(1)
Other expenses reimbursed	(67)	(185)
Net expenses	99	238
Net Investment Income/(Loss)	42	205
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	144	773
Change in net unrealized appreciation/(depreciation) on:
Investments	2,754	3,139
Net gain/(loss) on investment transactions	2,898	3,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,940	$4,117
The accompanying notes are an integral part of the Financial Statements.

11

Harbor Strategic Growth Fund
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Strategic Growth Fund
	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	July 1, 2015 through June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 42	$ 205	$ 44
Net realized gain/(loss) on investments	144	773	283
Change in net unrealized appreciation/(depreciation) of investments	2,754	3,139	874
Net increase/(decrease) in assets resulting from operations	2,940	4,117	1,201
Distributions to Shareholders
Net investment income:
Institutional Class	—	(193)	(16)
Administrative Class	—	—	N/A
Investor Class	—	—	N/A
Retirement Class	—	—	N/A
Net realized gain on investments:
Institutional Class	—	(205)	(737)
Administrative Class	—	—	N/A
Investor Class	—	—	N/A
Retirement Class	—	—	N/A
Total distributions to shareholders	—	(398)	(753)
Net Increase/(Decrease) Derived from Capital Share Transactions	21,393	3,108	4,400
Net increase/(decrease) in net assets	24,333	6,827	4,848
Net Assets
Beginning of period	32,215	25,388	20,540
End of period*	$56,548	$32,215	$25,388
* Includes accumulated undistributed net investment income/(loss) of:	$ 77	$ 39	$ 28
The accompanying notes are an integral part of the Financial Statements.

12

Harbor Strategic Growth Fund
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Strategic Growth Fund
	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	July 1, 2016 through June 30, 2017
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$22,972	$ 8,515	$10,211
Net proceeds from redemption fees	—	—	—
Reinvested distributions	—	346	591
Cost of shares reacquired	(1,724)	(6,094)	(6,402)
Net increase/(decrease) in net assets	$21,248	$ 2,767	$ 4,400
Administrative Class
Net proceeds from sale of shares	$ 1	$ 11*	N/A
Cost of shares reacquired	—	(1)*	N/A
Net increase/(decrease) in net assets	$ 1	$ 10*	N/A
Investor Class
Net proceeds from sale of shares	$ 56	$ 22*	N/A
Cost of shares reacquired	(7)	—*	N/A
Net increase/(decrease) in net assets	$ 49	$ 22*	N/A
Retirement Class
Net proceeds from sale of shares	$ 96	$ 311*	N/A
Cost of shares reacquired	(1)	(2)*	N/A
Net increase/(decrease) in net assets	$ 95	$ 309*	N/A

*	For the period March 6, 2017 (commencement of operations) through June 30, 2017
The accompanying notes are an integral part of the Financial Statements.

13

	Harbor Strategic Growth Fund
	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	July 1, 2015 through June 30, 2016
SHARES
Institutional Class
Shares sold	1,263	525	693
Shares issued due to reinvestment of distributions	—	22	39
Shares reacquired	(95)	(377)	(433)
Net increase/(decrease) in shares outstanding	1,168	170	299
Beginning of period	1,804	1,634	1,335
End of period	2,972	1,804	1,634
Administrative Class
Shares sold	—	1*	N/A
Shares issued due to reinvestment of distributions	—	—	N/A
Shares reacquired	—	—	N/A
Net increase/(decrease) in shares outstanding	—	1*	N/A
Beginning of period	1	—	N/A
End of period	1	1*	N/A
Investor Class
Shares sold	3	1*	N/A
Shares issued due to reinvestment of distributions	—	—	N/A
Shares reacquired	—	—	N/A
Net increase/(decrease) in shares outstanding	3	1*	N/A
Beginning of period	1	—	N/A
End of period	4	1*	N/A
Retirement Class
Shares sold	5	18*	N/A
Shares issued due to reinvestment of distributions	—	—	N/A
Shares reacquired	—	—	N/A
Net increase/(decrease) in shares outstanding	5	18*	N/A
Beginning of period	18	—	N/A
End of period	23	18*	N/A

*	For the period March 6, 2017 (commencement of operations) through June 30, 2017
14

Harbor Strategic Growth Fund Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Institutional Class
	4-Month Period Ended October 31, 2017[g]	Year Ended June 30,
		2017	2016	2015	2014	2013
Net asset value beginning of period	$ 17.66	$ 15.54	$ 15.39	$ 15.41	$ 12.80	$11.00
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.12 [e]	0.03 [e]	0.04 [e]	0.08 [e]	0.10 [e]
Net realized and unrealized gains/(losses) on investments	1.16	2.22	0.63	1.11	3.35	1.92
Total from investment operations	1.19	2.34	0.66	1.15	3.43	2.02
Less Distributions
Dividends from net investment income	—	(0.11)	(0.01)	(0.06)	(0.15)	(0.13)
Distributions from net realized capital gains[1]	—	(0.11)	(0.50)	(1.11)	(0.67)	(0.09)
Total distributions	—	(0.22)	(0.51)	(1.17)	(0.82)	(0.22)
Proceeds from redemption fees	N/A	— *	— *	— *	— *	— *
Net asset value end of period	18.85	17.66	15.54	15.39	15.41	12.80
Net assets end of period (000s)	$56,026	$31,866	$25,388	$20,540	$13,678	$8,665
Ratios and Supplemental Data (%)
Total return[b]	6.74% [c]	15.21%	4.44%	7.67%	27.71%	18.55%
Ratio of total expenses to average net assets[2]	1.18 [d]	1.48	1.74	2.23	2.79	3.99
Ratio of net expenses to average net assets[a]	0.70 [d]	0.83	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.29 [d]	0.71	0.19	0.18	0.58	0.82
Portfolio turnover	9 [c]	21	40	33	31	59

Investor Class
	4-Month Period Ended October 31, 2017[g]	Period Ended June 30, 2017[f]
Net asset value beginning of period	$17.64	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	1.15	0.87
Total from investment operations	1.17	0.88
Less Distributions
Dividends from net investment income	—	—
Distributions from net realized capital gains[1]	—	—
Total distributions	—	—
Net asset value end of period	18.81	17.64
Net assets end of period (000s)	$ 75	$ 22
Ratios and Supplemental Data (%)
Total return[b]	6.63% [c]	5.25% [c]
Ratio of total expenses to average net assets[2]	1.55 [d]	2.03 [d]
Ratio of net expenses to average net assets[a]	1.07 [d]	1.07 [d]
Ratio of net investment income to average net assets[a]	0.05 [d]	0.13 [d]
Portfolio turnover	9 [c]	21 [c]
See page 17 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

15

Administrative Class
4-Month Period Ended October 31, 2017[g]	Period Ended June 30, 2017[f]
$17.65	$16.76

0.01 [e]	0.01 [e]
1.16	0.88
1.17	0.89

—	—
—	—
—	—
—	—
18.82	17.65
$ 12	$ 11

6.63% [c]	5.31% [c]
1.43 [d]	1.93 [d]
0.95 [d]	0.95 [d]
0.10 [d]	0.19 [d]
9 [c]	21 [c]

Retirement Class
4-Month Period Ended October 31, 2017[g]	Period Ended June 30, 2017[f]
$17.67	$16.76

0.05 [e]	0.03 [e]
1.14	0.88
1.19	0.91

—	—
—	—
—	—
18.86	17.67
$ 435	$ 316

6.73% [c]	5.43% [c]
1.10 [d]	1.52 [d]
0.62 [d]	0.62 [d]
0.42 [d]	0.58 [d]
9 [c]	21 [c]
16

Harbor Strategic Growth Fund Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 6, 2017 (commencement of operations) through June 30, 2017
g	For the period July 1, 2017 through October 31, 2017
The accompanying notes are an integral part of the Financial Statements.

17

Harbor Strategic Growth Fund
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolio covered by this report is Harbor Strategic Growth Fund (referred to as the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.
The Fund currently offers four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Effective July 1, 2017, the Harbor Strategic Growth Fund began operating on an October 31 fiscal year end.
Reorganization
On March 6, 2017 (the “Reorganization Date”), the Fund, a newly organized series of the Trust with no investment operations prior to the Reorganization Date, acquired all of the assets of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”) in exchange for Institutional Class shares of the Fund and assumption by the Fund of substantially all of the Predecessor Fund’s liabilities. The exchange was accomplished as a tax-free reorganization (the “Reorganization”) in accordance with the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which was approved by the shareholders of the Predecessor Fund on February 24, 2017. Under the Reorganization, all outstanding shares of the Predecessor Fund were exchanged for Institutional Class shares of the Fund. The exchange was based on values of the Predecessor Fund as of the close of business on the immediately preceding business day, March 3, 2017 (the “Valuation Date”). For financial reporting purposes, assets received were recorded at fair value; however, the cost basis of investments received were carried forward to align ongoing reporting from the Predecessor Fund’s unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund has substantially similar investment objectives, principal investment strategies, and risks as the Predecessor Fund, and the investment adviser and portfolio management team of the Predecessor Fund serves as subadviser to the Fund.
The Fund is the surviving legal entity, but has adopted the performance and financial history of the Predecessor Fund, which is included in these financial statements. The following is a summary of the shares issued to the Predecessor Fund in the Reorganization and the net unrealized gains as of the Valuation Date:
Predecessor Fund’s Shares Outstanding at Valuation Date (000s)	Predecessor Fund’s Net Assets at Valuation Date (000s)	Institutional Class Shares’ Net Asset Value Per Share Issued	Institutional Class Shares Issued in the Reorganization (000s)	Net Unrealized Appreciation (000s)
1,753	$29,486	$16.82	1,753	$6,499
Because the Fund was a newly organized series with no investment operations prior to the Reorganization Date, it is not practicable to present pro forma results of operations of the combined entity for the entire period ended June 30, 2017 as though the acquisition had occurred as of the beginning of the period (rather than on the actual Reorganization Date) or separate the amounts of revenue and earnings of the Predecessor Fund that have been included in the Fund’s accompanying Statement of Operations for the period from the Reorganization Date through June 30, 2017.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
18

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Security Valuation
The Trust’s valuation procedures permit the Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by the Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by the Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or the Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, the Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
19

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of the Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.
The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.
20

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements
In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, the Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. The Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at period end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by the Fund, or in unrealized gain/(loss) if the security is still held by the Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
21

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
The U.S. federal income tax returns for the tax years ended June 30, 2014, 2015, 2016 and the period ended March 3, 2017 remain subject to examination by the Internal Revenue Service. Management has analyzed the Fund’s tax positions expected to be taken upon filing the October 31, 2017 tax return, in all material jurisdictions where the Fund operates, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for the Fund for the period ended October 31, 2017 are as follows:
	Purchases (000s)	Sales (000s)
Harbor Strategic Growth Fund	$25,120	$3,560

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Fund’s investment adviser and is also responsible for administrative and other services.
22

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
The Fund has an advisory agreement with Harbor Capital. The agreement provides for management fees based on an annual percentage rate of average daily net assets as follows:
Contractual Rate
Harbor Strategic Growth Fund	0.60% [a]

a	Reflects the period March 6, 2017 (date of Reorganization) through October 31, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of the Fund in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. For the period March 1, 2017 through February 28, 2019, Harbor Capital has contractually agreed to limit the operating expenses of the Fund (excluding acquired fund fees and expenses and interest expense, if any), to 0.70%, 0.95%, 1.07% and 0.62% for the Institutional Class, Administrative Class, Investor Class, and Retirement Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Prior to the Reorganization, pursuant to a separate investment advisory agreement, Mar Vista Investment Partners, LLC (“Mar Vista”) served as investment adviser to the Predecessor Fund and earned a fee for such services based on 0.75% of average daily net assets of the Predecessor Fund.
Prior to the Reorganization, Mar Vista had contractually agreed to waive its fees and/or absorb expenses of the Predecessor Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, brokerage commissions, interest, and extraordinary expenses) did not exceed 0.90% of average daily net assets of the Predecessor Fund. Pursuant to this agreement, $92,000 of expenses were waived and/or reimbursed by Mar Vista during the period July 1, 2016 through March 3, 2017.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative and Investor Class shares (the “12b-1 Plan”), the Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by the Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each respective class of the Fund are shown on the accompanying Statements of Operations.
Prior to the Reorganization, Quasar Distributors, LLC (“Quasar”) served as the Predecessor Fund’s principal underwriter. Quasar is an affiliate of the Predecessor Fund’s Administrator.
23

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Fund. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of the Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares

a	For the period March 6, 2017 (date of Reorganization) through October 31, 2017.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the periods ended June 30, and October 31, 2017. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Prior to the Reorganization, U.S. Bancorp Fund Services, LLC (the “Prior Administrator”) served as the Predecessor Fund’s Administrator under an Administration Agreement. The Prior Administrator prepared various federal and state regulatory filings, reports and returns for the Predecessor Fund; prepared reports and materials to be supplied to the Predecessor Fund’s Trustees; monitored the activities of the Predecessor Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Predecessor Fund’s expenses and reviewed the Predecessor Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also served as the fund accountant and transfer agent to the Predecessor Fund. Vigilant Compliance, LLC served as the Chief Compliance Officer to the Predecessor Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, served as the Predecessor Fund’s custodian. For the period July 1, 2016 through March 3, 2017, the Predecessor Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:
Amount (000s)
Administration & Fund Accounting	$24
Custody	4
Transfer Agency[a]	25
Chief Compliance Officer	8

a	Does not include out-of-pocket expenses
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the period, the Fund did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Strategic Growth Fund	1,099,721	603	603	10,133	1,111,060	37.0%
24

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the independent trustees are shown on the Fund’s Statements of Operations. Prior to the Reorganization, the Predecessor Fund incurred Independent Trustees’ remuneration of $7,000 for the period ended March 3, 2017. The Independent Trustees' remuneration for the Fund totaled $1,000 for the period ended October 31, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, the Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Accrued Expenses” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected Funds. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on the Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
The Fund does not charge a redemption fee, however the Predecessor Fund charged a 0.75% redemption fee on shares of the Predecessor Fund that were redeemed within 60 days from their date of purchase. Redemption fees were recorded as paid-in capital. For the period July 1, 2016 through March 3, 2017, redemption fee proceeds for the Predecessor Fund totaled $100.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
25

Harbor Strategic Growth Fund
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The Reorganization is intended to be treated for tax purposes as a reorganization described in Section 368(a)(1)(D) of the Internal Revenue Code. Accordingly, the Predecessor Fund made a final ordinary income dividend and capital gain distribution prior to the Reorganization Date and has filed its final tax return. The Fund has an October 31, tax year end. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of wash sales from the Predecessor Fund and use of equalization. Reclassifications are made to the Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the period ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
Harbor Strategic Growth Fund	$(4)	$(67)	$71
The tax composition of the Fund’s distributions is as follows:
	As of October 31, 2017			As of June 30, 2017
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Strategic Growth Fund	$—	$—	$—	$193	$205	$398
As of October 31, 2017, the components of the Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Net Unrealized Appreciation/ (Depreciation) (000s)
Harbor Strategic Growth Fund	$132	$1,034	$9,682
The identified cost for federal income tax purposes of investments owned by the Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Strategic Growth Fund	$47,292	$10,099	$(417)	$9,682

Note 6—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
26

Harbor Strategic Growth Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statement of assets and liabilities of Harbor Strategic Growth Fund (one of the portfolios constituting the Harbor Funds (the Trust)), including the portfolio of investments, as of October 31, 2017, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights for the periods presented through June 30, 2016, were audited by other auditors whose report dated August 26, 2016, expressed an unqualified opinion on that statement and those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Strategic Growth Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017
27

Harbor Strategic Growth Fund
Fees and Expenses Example (Unaudited)

Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Strategic Growth Fund
Institutional Class	0.70%
Actual		$3.70	1,000	$1,095.90
Hypothetical (5% return)		3.57	1,000	1,021.59
Administrative Class	0.95%
Actual		$5.02	1,000	$1,094.20
Hypothetical (5% return)		4.84	1,000	1,020.30
Investor Class	1.07%
Actual		$5.64	1,000	$1,094.20
Hypothetical (5% return)		5.45	1,000	1,019.68
Retirement Class	0.62%
Actual		$3.28	1,000	$1,096.50
Hypothetical (5% return)		3.16	1,000	1,022.00

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
28

Harbor Strategic Growth Fund
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal period as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Strategic Growth Fund	100%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the period ended October 31, 2017:
Amount (000s)
Harbor Strategic Growth Fund	$63

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
29

Harbor Strategic Growth Fund
Additional Information—Continued

Special meeting of shareholders—Continued
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Strategic Growth Fund[a]	910,417	12,112	6,367	630,438
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Strategic Growth Fund[a]	909,963	12,566	6,367	630,438

a	Meeting held on October 18, 2017
30

Harbor Strategic Growth Fund
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
31

Harbor Strategic Growth Fund
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
32

Harbor Strategic Growth Fund
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
33

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
34

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
35

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
36

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
37

Glossary—Continued

Financial Terms—Continued
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
38

Glossary—Continued

Financial Terms—Continued
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
39

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.HSGF.1017

Annual Report
October 31, 2017
International & Global  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	HAINX	HRINX	HIINX	HNINX
Harbor Diversified International All Cap Fund	HAIDX	HRIDX	HIIDX	HNIDX
Harbor International Growth Fund	HAIGX	HRIGX	HIIGX	HNGFX
Harbor International Small Cap Fund	HAISX	HRISX	HIISX	HNISX
Harbor Global Leaders Fund	HGGAX	HRGAX	HGGIX	HNGIX
Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX	HNEMX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2017. Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower than what is shown here and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices shown in this report assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.
	Total Return Year Ended October 31, 2017
HARBOR INTERNATIONAL & GLOBAL FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	18.24%	17.93%	17.79%	18.30%
Harbor Diversified International All Cap Fund	22.29	21.91	21.82	22.35
Harbor International Growth Fund	23.38	23.08	22.89	23.52
Harbor International Small Cap Fund	30.59	30.25	30.10	30.67
Harbor Global Leaders Fund	24.74	24.48	24.28	24.84
Harbor Emerging Markets Equity Fund	27.54	27.04	27.00	27.62

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2017
MSCI EAFE (ND) (foreign stocks)	23.44%
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51
MSCI All Country World (ND) (global equity)	23.20
MSCI Emerging Markets (ND) (emerging market stocks)	26.45
1

Harbor International & Global Funds
Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2]
INTERNATIONAL AND GLOBAL FUNDS	2013	2014	2015	2016	2017
Harbor International Fund
Institutional Class	0.74%	0.73%	0.74%	0.77%	0.80%	0.95%
Administrative Class	0.99	0.98	0.99	1.02	1.05	1.35
Investor Class	1.11	1.10	1.11	1.14	1.17	1.36
Retirement Class	N/A	N/A	N/A	0.72 [a]	0.73	0.88
Harbor Diversified International All Cap Fund
Institutional Class	N/A	N/A	N/A	0.85% [b]	0.85%	0.95%
Administrative Class	N/A	N/A	N/A	1.10 [b]	1.10	1.35
Investor Class	N/A	N/A	N/A	1.22 [b]	1.22	1.36
Retirement Class	N/A	N/A	N/A	0.80 [a]	0.77	0.88
Harbor International Growth Fund
Institutional Class	0.89%	0.85%	0.85%	0.85%	0.85%	0.96%
Administrative Class	1.14	1.10	1.10	1.10	1.10	1.34
Investor Class	1.26	1.22	1.22	1.22	1.22	1.37
Retirement Class	N/A	N/A	N/A	0.80 [a]	0.77	0.90
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	N/A	0.95% [c]	0.95%	1.26%
Administrative Class	N/A	N/A	N/A	1.20 [c]	1.20	1.58
Investor Class	N/A	N/A	N/A	1.32 [c]	1.32	1.60
Retirement Class	N/A	N/A	N/A	0.90 [c]	0.87	1.22
Harbor Global Leaders Fund
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%	0.97%
Administrative Class	1.15	1.15	1.15	1.15	1.15	1.25
Investor Class	1.27	1.27	1.27	1.27	1.27	1.31
Retirement Class	N/A	N/A	N/A	0.85 [a]	0.83	0.91
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	1.25%	1.17%	1.15%	1.15%	1.23%
Administrative Class	N/A	1.50	1.43	1.40	1.40	1.62
Investor Class	N/A	1.62	1.55	1.52	1.52	1.62
Retirement Class	N/A	N/A	N/A	1.10 [a]	1.08	1.20

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2017 Morningstar Universe with the same investment style as the comparable Harbor Funds portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016
b	Annualized figures for the period November 2, 2015 (inception) through October 31, 2016
c	Annualized figures for the period February 1, 2016 (inception) through October 31, 2016
2

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
I am honored to be writing my first shareholder letter to you as Chairman of the Board of Trustees of Harbor Funds. David Van Hooser, our long-standing Chairman, retired from the Board of Trustees on September 22, 2017 after 17 years of distinguished service. Over that 17 year tenure, I have admired how Dave has maintained a singular focus on serving the best interests of Harbor Funds and its shareholders. He has served as an example to me and the other women and men who work diligently to support Harbor Funds. I remain committed to carrying on the responsibility that Dave so fully embraced to place the interests of Harbor Funds and its shareholders first.
We have also had other changes on the Board of Trustees over the past year. Rodger Smith, our long-standing Lead Independent Trustee, retired from the Board on December 31, 2016 after a 29 year tenure. He was replaced as Lead Independent Trustee by Randy Hack, who has served on the Board since 2010. Shareholders also elected two new independent Trustees to the Board on September 22, 2017 in Katie Quirk and Joe Dowling. With their election, eight of the nine members of the Board are independent of Harbor Capital Advisors, the investment adviser to Harbor Funds.
market review
International equities in the aggregate posted double digit returns in the fiscal year ended October 31, 2017. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 23.64%.
Early in the fiscal year, the U.S. election raised investors’ hopes for increased infrastructure spending, tax cuts and reduced regulation, sparking a global market rally. International markets continued their expansion in the second and third quarters of 2017 amid strong forecasts for global economic growth and improved business confidence. Emerging-market equities outgained their developed-market peers on the strength of a resurgence in growth-oriented sectors, including Information Technology and Consumer Discretionary.
Global equities benefited from a rosy macroeconomic picture during the fiscal year, with the United States posting its strongest quarterly Gross Domestic Product (GDP) growth in more than two years, consumer confidence and unemployment numbers in Europe moving in positive directions, and growth expectations improving in emerging markets. The MSCI World (ND) Index, a measure of the global equity markets, posted a gain of 22.77%.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2017
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
Stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
3

With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
We always encourage shareholders to take a long term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman
4

Harbor International Fund
Managers' Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets posted strong gains in fiscal 2017, as the MSCI EAFE (ND) Index recorded a return of 23.44% for the 12 months ended October 31, 2017. (All international and global returns are in U.S. dollars.)
In the first half of the fiscal year, the U.S. elections brought the hope of increased infrastructure spending, possibly lower tax rates and reduced regulation, sparking investor optimism worldwide. Strong European equity returns led international equities, while Japanese equity returns lagged. Emerging markets advanced on improved economic growth.
International markets continued their expansion in the second and third quarters of 2017 against a supportive backdrop of an ongoing industrial recovery in China and improving economic activity in Europe. Chinese economic growth boosted returns in market segments globally, from European and Japanese industrial exporters to hard commodities.
The fiscal year finished out with another monthly gain for international equities in October, underpinned by robust global growth. The Eurozone’s improving economic measures – including falling unemployment and rising consumer confidence – propelled equity gains for European markets. In addition, the European Central Bank (ECB) announced a nine-month extension of its quantitative easing program at its October meeting.
For U.S.-based investors, the performance of international equities was enhanced by a weakening of the U.S. dollar versus the Euro and other major currencies in the second half of the fiscal year, which had a positive impact on MSCI EAFE (ND) Index returns.
In this environment, all sectors in the benchmark gained for the fiscal year, with Information Technology, Materials and Financials outperforming their peers. Telecommunication Services was the weakest performer and the only sector in the index that did not have a double-digit return.
PERFORMANCE
Harbor International Fund returned 18.24% (Institutional Class), 17.93% (Administrative Class), 17.79% (Investor Class), and 18.30% (Retirement Class) for fiscal 2017, lagging the 23.44% return of the MSCI EAFE (ND) Index.
Both stock selection and sector allocations weighed on relative results overall in fiscal 2017. Health Care detracted the most from relative returns, due to the combination of a substantial overweight allocation to one of the weaker performing sectors in the benchmark and steep losses by two holdings. Shares of Israeli generic drug producer Teva Pharmaceutical Industries declined along with its earnings expectations. Weakness in the company’s U.S. generics business raised concerns over the need for additional capital. Also declining in the sector, was United Kingdom-based pharmaceutical holding Shire.
Stock selection made Energy a detractor as well. While Energy stocks in the benchmark posted strong gains, the Fund only had two holdings in the sector, one of which – U.S.-based oilfield services company Schlumberger – had a negative return for the fiscal year.
5

Harbor International Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Las Vegas Sands Corp.	6.4%
Schlumberger Ltd.	3.7%
Alibaba Group Holding Ltd. ADR	3.4%
Wynn Resorts Ltd.	3.2%
Vivendi SA	3.0%
Bayer AG	2.8%
Fanuc Corp.	2.7%
Reckitt Benckiser Group plc	2.3%
Atlas Copco AB Class A	2.2%
Heineken NV	2.2%
The largest positive contribution to relative returns came from stock selection in Information Technology, as Chinese e-commerce company Alibaba Group Holdings and Netherlands-based semiconductor equipment producer ASML Holding both gained on strong results. An underweight allocation to Telecommunication Services contributed to relative returns. Stock selection in Industrials was also positive as Atlas Copco, a maker of industrial compressors, rose during the year.
Country weightings had a positive effect on relative returns. Notably, an out-of-benchmark allocation to China contributed, as did a lack of exposure to Australia and an underweight to Japan, as both of those countries underperformed the benchmark overall. Stock selection had the greatest negative impact in the United Kingdom and Israel, due to the Health Care holdings Shire and Teva Pharmaceutical Industries, respectively. Stock selection in Sweden and the Netherlands was positive.
OUTLOOK & STRATEGY
As of October 31, 2017, the Fund’s largest overweights relative to the MSCI EAFE (ND) Index were in the Consumer Discretionary, Health Care, and Consumer Staples sectors. Relative to the benchmark MSCI EAFE (ND) Index, the biggest underweights were in Financials, Industrials, Telecommunication Services, and Materials. The Fund’s largest country overweights were in the U.S., France, and Colombia, while the biggest underweights were in Japan, Australia, and the United Kingdom. Sector and country exposures are primarily a reflection of our bottom-up stock selection process rather than a major element of investment strategy.
A key element of our investment philosophy is the belief that thorough and patient due diligence provides the best opportunities to invest in companies that will deliver long-term profit-margin expansion. We continue to focus on seeking companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance.
As of the end of the fiscal year, we did not consider equity valuations to be attractive across the board; in our view, this skepticism justifies a selective and idiosyncratic approach to new ideas in the Fund.

This report contains the current opinions of Northern Cross, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor International Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011
Cusip	411511306
Ticker	HAINX
Inception Date	12/29/1987
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$27,401,853

ADMINISTRATIVE CLASS

Fund #	2211
Cusip	411511652
Ticker	HRINX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a]
Total Net Assets (000s)	$398,584

INVESTOR CLASS

Fund #	2411
Cusip	411511645
Ticker	HIINX
Inception Date	11/01/2002
Net Expense Ratio	1.17% [a]
Total Net Assets (000s)	$1,798,228

RETIREMENT CLASS

Fund #	2511
Cusip	411512445
Ticker	HNINX
Inception Date	03/01/2016
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$2,657,442

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	20	24
Weighted Average Market Cap (MM)	$73,780	$62,944
Price/Earning Ratio (P/E)	27.4x	19.6x
Price/Book Ratio (P/B)	3.0x	2.3x
Beta vs. MSCI EAFE (ND) Index	0.99	N/A
Portfolio Turnover (Year Ended 10/31/2017)	13%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects a contractual management fee waiver effective through February 28, 2018
7

Harbor International Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor International Fund
Institutional Class	18.24%	6.14%	1.34%	12/29/1987	$57,100
Administrative Class	17.93	5.87	1.08	11/01/2002	55,681
Investor Class	17.79	5.75	0.96	11/01/2002	55,023
Retirement Class[1]	18.30	6.16	1.35	03/01/2016	57,148
Comparative Index
MSCI EAFE (ND)	23.44%	8.53%	1.10%	—	$55,795
As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Net) and 0.80% (Gross) (Institutional Class); 1.04% (Net) and 1.05% (Gross) (Administrative Class); 1.16% (Net) and 1.17% (Gross) (Investor Class); and 0.71% (Net) and 0.72% (Gross). The net expense ratios reflect a contractual management fee waiver through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor International Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.7%)
COMMON STOCKS—96.9%
Shares		Value
AEROSPACE & DEFENSE—2.0%
50,948,148	Rolls-Royce Holdings plc (UK)*	$ 658,402
AUTO COMPONENTS—2.0%
4,533,489	Cie Generale des Etablissements Michelin (FR)	656,206
BANKS—6.3%
60,827,865	Banco Bilbao Vizcaya Argentaria SA (SP)	531,907
12,909,237	Bancolombia SA ADR (COL)[1]	487,324
4,157,416	Bawag Group AG (AUT)*,2	220,346
3,455,732	Erste Group Bank AG (AUT)	148,337
63,585,684	Standard Chartered plc (UK)*	633,305
		2,021,219
BEVERAGES—8.4%
8,761,000	AmBev SA (BR)	55,973
8,799,909	AmBev SA ADR (BR)[1]	55,703
4,922,119	Anheuser-Busch InBev SA (BEL)	603,556
2,893,028	Becle SAB de CV (MEX)*	4,621
17,616,700	Diageo plc (UK)	601,589
7,393,357	Heineken NV (NET)	720,355
4,358,853	Pernod Ricard SA (FR)[3]	653,584
436,900	Sapporo Holdings Ltd. (JP)	13,845
		2,709,226
BIOTECHNOLOGY—2.2%
14,339,753	Shire plc (UK)	706,313
CAPITAL MARKETS—2.3%
2,600,182	Deutsche Boerse AG (GER)	269,287
27,121,382	UBS Group AG (SWS)*	461,419
		730,706
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—4.3%
6,871,396	Bayer AG (GER)	$ 893,823
2,264,319	Linde AG (GER)*	487,823
		1,381,646
CONSTRUCTION MATERIALS—2.5%
85,152,553	Cementos Argos SA (COL)	310,709
24,495,290	Grupo Argos SA (COL)	159,756
5,777,146	LafargeHolcim Ltd. (SWS)*	326,206
		796,671
DIVERSIFIED FINANCIAL SERVICES—2.1%
14,847,660	Grupo Aval Acciones y Valores SA ADR (COL)[1]	123,532
20,169,521	Grupo de Inversiones Suramericana SA (COL)	256,060
6,028,372	Investor AB (SW)	298,686
		678,278
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
45,597,960	Telecom Italia RSP (IT)	32,396
142,499,491	Telecom Italia SpA (IT)*	123,302
		155,698
ELECTRICAL EQUIPMENT—1.9%
6,977,072	Schneider Electric SE (FR)	613,014
ENERGY EQUIPMENT & SERVICES—3.7%
18,813,393	Schlumberger Ltd. (US)	1,204,057
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.2%
157,838,892	Fibra Uno Administracion SA de CV (MEX)	247,645
10,528,928	Great Portland Estates plc (UK)	86,976
12,682,720	Land Securities Group plc (UK)	162,894
2,174,795	Unibail-Rodamco SE (FR)	544,367
		1,041,882
FOOD PRODUCTS—1.5%
5,805,086	Nestlé SA (SWS)	488,431
HEALTH CARE EQUIPMENT & SUPPLIES—5.6%
62,421,940	ConvaTec Group plc (UK)[2]	162,410
4,699,353	Essilor International SA (FR)	594,951
9,409,750	Hoya Corp. (JP)	511,238
14,126,498	Olympus Corp. (JP)	525,713
		1,794,312
HEALTH CARE PROVIDERS & SERVICES—1.4%
5,205,927	Fresenius SE & Co. KGaA (GER)	435,820
HOTELS, RESTAURANTS & LEISURE—9.7%
32,666,210	Las Vegas Sands Corp. (US)	2,070,384
10,654,156	MGM China Holdings Ltd. (CHN)	24,035
7,003,897	Wynn Resorts Ltd. (US)	1,033,005
		3,127,424
HOUSEHOLD PRODUCTS—2.3%
8,462,572	Reckitt Benckiser Group plc (UK)	757,118
INSURANCE—5.5%
2,487,519	Allianz SE (GER)	580,733
17,617,919	AXA SA (FR)	531,857
15,468,091	Tokio Marine Holdings Inc. (JP)	666,786
		1,779,376
INTERNET SOFTWARE & SERVICES—3.4%
5,940,375	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,098,316

9

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—6.2%
16,355,184	Atlas Copco AB Class A (SW)[3]	$ 717,199
3,668,292	Fanuc Corp. (JP)	857,734
561,316	SMC Corp. (JP)	214,737
8,626,450	Weir Group plc (UK)	223,638
		2,013,308
MEDIA—6.3%
6,535,977	Dentsu Inc. (JP)	279,569
10,271,955	Grupo Televisa SAB ADR (MEX)[1]	224,853
5,096,534	JCDecaux SA (FR)	194,964
5,723,576	Liberty Global plc Class A (UK)*	176,572
5,234,688	Liberty Global plc Class C (UK)*	156,465
605,323	Liberty Global plc LiLAC Class A (UK)*	13,148
715,996	Liberty Global plc LiLAC Class C (UK)*	15,752
39,171,744	Vivendi SA (FR)	972,704
		2,034,027
METALS & MINING—0.3%
6,329,002	Barrick Gold Corp. (CAN)	91,454
OIL, GAS & CONSUMABLE FUELS—0.7%
10,933,700	Statoil ASA (NOR)[3]	222,146
PERSONAL PRODUCTS—1.8%
2,534,330	L'Oreal SA (FR)	564,049
PHARMACEUTICALS—4.5%
7,514,882	Novartis AG (SWS)	619,822
10,913,942	Novo Nordisk AS (DEN)	543,392
21,049,470	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	290,483
		1,453,697
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
3,448,719	ASML Holding NV (NET)	622,250
SOFTWARE—1.6%
4,540,541	SAP SE (GER)	518,813
TEXTILES, APPAREL & LUXURY GOODS—1.8%
5,525,582	Cie Financiere Richemont SA (SWS)	509,383
124,717	Hermes International (FR)	64,741
		574,124
TOBACCO—1.0%
9,978,010	Japan Tobacco Inc. (JP)	330,274
TOTAL COMMON STOCKS
(Cost $21,990,554)		31,258,257

PREFERRED STOCKS—0.4%
Shares		Value
AEROSPACE & DEFENSE—0.0%
2,403,609,204	Rolls-Royce Holdings plc (UK)*	$ 3,192[x]
CONSTRUCTION MATERIALS—0.2%
12,490,019	Grupo Argos SA (COL)	75,547
DIVERSIFIED FINANCIAL SERVICES—0.2%
4,581,621	Grupo de Inversiones Suramericana SA (COL)	56,569
TOTAL PREFERRED STOCKS
(Cost $135,952)		135,308

SHORT-TERM INVESTMENTS—4.0%
Principal Amount
COMMERCIAL PAPER—1.7%
	Exxon Mobil Corp.
$100,000	1.060%—11/06/2017	100,000
	General Electric Co.
300,000	1.080%—11/01/2017	300,000
	Toyota Motor Credit
150,000	1.110%—11/03/2017	150,000
		550,000
REPURCHASE AGREEMENTS—0.9%
279,781	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $285,379)	279,781
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.4%
450,732,932	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 1.000%)[4]	450,733
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,280,514)		1,280,514
TOTAL INVESTMENTS—101.3%
(Cost $23,407,020)		32,674,079
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.3)%		(417,972)
TOTAL NET ASSETS—100.0%		$32,256,107

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2017
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Genting Bhd	30,633,782	MYR$ 9.05	12/18/2018	$ 14,434	$10,999
10

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$1,070,105	$19,050,344		$20,120,449
Latin America	1,926,177	—	$ —	1,926,177
Middle East/Central Asia	290,483	—	—	290,483
North America	4,398,900	—	—	4,398,900
Pacific Basin	1,098,316	3,423,932	—	4,522,248
Preferred Stocks
Europe	—		3,192	3,192
Latin America	132,116	—	—	132,116
Short-Term Investments
Commercial Paper	—	550,000	—	550,000
Repurchase Agreements	—	279,781	—	279,781
Investment Company-Securities Lending Investment Fund	450,733	—	—	450,733
Total Investments in Securities	$9,366,830	$23,304,057	$3,192	$32,674,079
Financial Derivative Instruments - Assets
Rights/Warrants	$ 10,999	$ —	$ —	$ 10,999
Total Investments	$9,377,829	$23,304,057	$3,192	$32,685,078
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Preferred Stocks	$4,508	$3,185	$(4,521)	$—	$—	$20	$—	$—	$3,192
Of the Level 2 investments presented above, certain Common Stocks valued at $603,556,000 were catorgized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$3,192	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the year ended October 31, 2017. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2017 (000s)
Wynn Resorts Ltd. (US)	$1,015,042	$ –	$(423,323)	$35,270	$406,016	$188,528	$1,033,005
Cementos Argos SA (COL)	314,001	24,166	–	–	(27,458)	6,029	310,709
	$1,329,043	$24,166	$(423,323)	$35,270	$378,558	$194,557	$1,343,714
11

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $382,756,000 or 1% of net assets.
3	All or a portion of this security was out on loan as of October 31, 2017.
4	Represents the investment of collateral received from securities lending activities.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Preferred Stocks	$7
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input
£	British Pound
€	Euro
MYR$	Malaysian Ringgit
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Diversified International All Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
William J. Arah
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
Michael Godfrey
Since 2015
David Cull
Since 2015
Robert Anstey
Since 2015
Simon Somerville
Since 2016
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets rallied sharply over the twelve-month period ended October 31, 2017, with the MSCI All Country World Ex. U.S. (ND) Index returning 23.64% (all international and global returns are in U.S. dollars). European markets, which constituted 44.15% of the Index on average over the period, led the broad rally (returning 27.01% during the period), followed closely by global emerging markets, which constituted 23.66% of the Index on average over the period and returned 26.45%. The Japanese equity market lagged the overall index (in U.S. dollar terms) due to a weaker Japanese Yen but nonetheless appreciated notably over the period (returning 17.80%). Broadly speaking, improving economic indicators (particularly in Europe) coupled with continued accommodative monetary policy helped propel markets higher. More acutely, progress with respect to supply-side reforms in China along with positive earnings momentum across several key developing and developed markets are examples of more tangible factors driving equity markets higher over the period.
Performance
Harbor Diversified International All Cap Fund returned 22.29% (Institutional Class), 21.91% (Administrative Class), 21.82% (Investor Class), and 22.35% (Retirement Class), underperforming the 23.64% return of the MSCI All Country World Ex. U.S. (ND) Index over the twelve-month period, with a positive contribution from stock selection more than offset by the combined negative influence due to currency exposure and (to a lesser extent) regional allocation. More specifically, the Fund’s residual cash and overweight exposure to the weaker Japanese Yen were two of the largest negative influences on relative performance, while stock selection within Europe also contributed negatively (mainly due to not owning large benchmark constituents in the Financials and Industrial sectors). Conversely, stock selection within emerging markets (particularly in Russia and Brazil) was the largest positive contribution to relative performance. The Fund’s underweight exposure to the Pacific ex-Japan region and stock selection within that region also added value over the period.
From a sector standpoint, the Fund’s aggregate overweight to the outperforming Industrial sector and stock selection within both the Consumer Staples and Telecommunication Services were all positive contributors. Conversely, the Fund’s notable underweight to the outperforming Financials sector and stock selection within that sector contributed negatively during the twelve-month period. Not owning a few of the larger Information Technology sector constituents (particularly in China) also exerted a negative influence on relative performance.
The regional positioning of the Fund was moved broadly in line with the benchmark during the course of the second and third quarters of 2017 to reflect our focus on bottom-up stock selection and the lack of severe dislocations across international equity markets of which we could otherwise, in our view, take advantage. Nevertheless, the Fund’s turnover remained low (with an implied average holding period of over 6 years) and consistent with the long-term, supply-side orientation of the investment philosophy and process that we employ.
Outlook & Strategy
We continue to believe that accommodative monetary policy and access to cheap credit continues to propel equity markets broadly, with somewhat limited regard to underlying fundamentals at an individual company level and arguably less regard to the legitimacy of forecasted expectations and the degree to which they are being properly discounted. As such the market rally has been accompanied by an equally pronounced expansion of the price-to-earnings ratio valuation of the market. We believe that this multiple expansion is likely to continue so long as those macro monetary policies remain in place. Nevertheless, rather than attempt to predict macro geopolitical and economic forces and their influence on market conditions (which are shorter term in nature), we remain focused on bottom-up stock selection with an aim to invest in

13

Harbor Diversified International All Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	1.5%
Fairfax Financial Holdings Ltd.	1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.1%
Intertek Group plc	1.0%
Brookfield Asset Management Inc.	0.8%
Nippon Telegraph & Telephone Corp.	0.8%
Sampo OYJ	0.8%
Vestas Wind Systems AS	0.8%
Compass Group plc	0.7%
Fresenius Medical Care AG & Co. KGaA	0.7%
businesses where we believe the capital cycle dynamics and capital allocation decisions by management remain favorable for the creation of sustainable intrinsic value within the business over the longer term.

This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
14

Harbor Diversified International All Cap Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2038
Cusip	411512593
Ticker	HAIDX
Inception Date	11/02/2015
Net Expense Ratio	0.85% [a]
Total Net Assets (000s)	$225,473

ADMINISTRATIVE CLASS

Fund #	2238
Cusip	411512585
Ticker	HRIDX
Inception Date	11/02/2015
Net Expense Ratio	1.10% [a]
Total Net Assets (000s)	$310

INVESTOR CLASS

Fund #	2438
Cusip	411512577
Ticker	HIIDX
Inception Date	11/02/2015
Net Expense Ratio	1.22% [a]
Total Net Assets (000s)	$5,195

RETIREMENT CLASS

Fund #	2538
Cusip	411512437
Ticker	HNIDX
Inception Date	03/01/2016
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$92,442

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	38	48
Weighted Average Market Cap (MM)	$37,944	$70,182
Price/Earning Ratio (P/E)	22.2x	19.3x
Price/Book Ratio (P/B)	2.6x	2.4x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.81	N/A
Portfolio Turnover (Year Ended 10/31/2017)	46%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
15

Harbor Diversified International All Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class	22.29%	N/A	9.35%	11/02/2015	$59,771
Administrative Class	21.91	N/A	9.05	11/02/2015	59,441
Investor Class	21.82	N/A	8.94	11/02/2015	59,325
Retirement Class[1]	22.35	N/A	9.38	03/01/2016	59,801
Comparative Index
MSCI All Country World Ex. U.S. (ND)[2]	23.64%	N/A	11.33%	—	$61,958
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.23% (Gross) (Institutional Class); 1.10% (Net) and 1.48% (Gross) (Administrative Class); 1.22% (Net) and 1.60% (Gross) (Investor Class); and 0.77% (Net) and 1.15% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2	The “Life of Fund” return and “Final Value of a $50,000 Investment” as shown reflects the period 11/02/2015 through 10/31/2017.
16

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 3.0%)
COMMON STOCKS—95.7%
Shares		Value
AEROSPACE & DEFENSE—1.6%
14,004	Airbus SE (FR)	$ 1,437
136,052	BAE Systems plc (UK)	1,072
52,378	Embraer SA (BR)*	251
87,327	Rolls-Royce Holdings plc (UK)*	1,128
COMMON STOCKS—Continued
Shares		Value
AEROSPACE & DEFENSE—Continued
5,256	Thales SA (FR)	$ 548
31,166	Zodiac Aerospace (FR)	891
		5,327
AIR FREIGHT & LOGISTICS—0.3%
7,770	Oesterreichische Post AG (AUT)	345
26,100	Yamato Holdings Co. Ltd. (JP)	534
		879
AIRLINES—0.2%
27,093	EasyJet plc (UK)	482
3,000	Japan Airlines Co. Ltd. (JP)	103
		585
AUTO COMPONENTS—0.7%
12,910	Magna International Inc. (CAN)	704
421,788	Nemak SAB de CV (MEX)[1]	318
16,890	Nokian Renkaat OYJ (FIN)	774
18,100	Sumitomo Electric Industries Ltd. (JP)	308
500	Toyota Industries Corp. (JP)	31
		2,135
AUTOMOBILES—1.4%
11,590	Bayerische Motoren Werke AG (GER)	1,189
6,681	Hyundai Motor Co. (S. KOR)	961
12,700	Nissan Motor Co. Ltd. (JP)	124
329,657	Piaggio & C. SpA (IT)	1,078
5,100	Subaru Corp. (JP)	176
17,500	Toyota Motor Corp. (JP)	1,085
		4,613
BANKS—9.5%
116,507	Alpha Bank AE (GRC)*	232
134,045	Axis Bank Ltd. (IND)	1,088
13,364	Banco Santander SA (SP)	91
19,666	Bancolombia SA ADR (COL)	742
190,300	Bangkok Bank PCL (THA)	1,106
132,459	Bank of Ireland Group plc (IE)*	1,038
140,219	Bankia SA (SP)	669
402,200	Barclays plc (UK)	992
8,646	BGEO Group plc (UK)	408
20,336	BNP Paribas SA (FR)	1,587
5,916	Danske Bank AS (DEN)	226
16,317	DBS Group Holdings Ltd. (SGP)	272
24,897	DNB ASA (NOR)	480
254,900	Equity Group Holdings Ltd. (KEN)	94
22,000	Fukuoka Financial Group Inc. (JP)	113
18,403	Hana Financial Group Inc. (S. KOR)	788
196,442	HSBC Holdings plc (HK)	1,919
75,862	Intesa Sanpaolo SpA (IT)	255
60,200	Kasikornbank PCL (THA)	399
13,792	Komercni Banka AS (CZ)	593
1,171,103	Lloyds Banking Group plc (UK)	1,061
28,400	Mitsubishi UFJ Financial Group Inc. (JP)	193
469,000	Mizuho Financial Group Inc. (JP)	852
41,677	Nordea Bank AB (SW)	504
243,400	Resona Holdings Inc. (JP)	1,316
11,008	Royal Bank of Canada (CAN)	861
31,143	Sberbank of Russia PJSC ADR (RUS)	447
51,958	Shinhan Financial Group Co. Ltd. (S. KOR)	2,334
78,075	Standard Bank Group Ltd. (S. AFR)	907
112,585	Standard Chartered plc (UK)*	1,121
41,400	Sumitomo Mitsui Financial Group Inc. (JP)	1,659

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
12,100	Sumitomo Mitsui Trust Holdings Inc. (JP)	$ 478
103,600	Svenska Handelsbanken AB (SW)	1,485
15,902	Toronto-Dominion Bank (CAN)	904
440,767	Turkiye Garanti Bankasi AS (TUR)	1,214
77,378	Unicredit SpA (IT)*	1,479
40,415	United Overseas Bank Ltd. (SGP)	730
		30,637
BEVERAGES—3.9%
14,414	Anheuser-Busch InBev SA (BEL)	1,767
7,229	Carlsberg AS (DEN)	826
412,666	China Resources Beer Holdings Co. Ltd. (CHN)*	1,191
77,518	Cia Cervecerias Unidas SA (CL)	1,104
126,805	Coca-Cola Amatil Ltd. (AUS)	792
36,907	Davide Campari-Milano SpA (IT)	295
48,723	Diageo plc (UK)	1,664
41,400	East African Breweries Ltd. (KEN)	98
17,891	Heineken NV (NET)	1,743
17,867	Hite Jinro Co. Ltd. (S. KOR)	425
87,300	Kirin Holdings Co. Ltd. (JP)	2,096
3,000	Suntory Beverage & Food Ltd. (JP)	138
128,000	Tsingtao Brewery Co. Ltd. (CHN)	536
		12,675
BUILDING PRODUCTS—1.6%
103,291	Assa Abloy AB Class B (SW)	2,178
4,773	Geberit AG (SWS)	2,161
33,800	LIXIL Group Corp. (JP)	931
		5,270
CAPITAL MARKETS—2.7%
118,697	3i Group plc (UK)	1,515
39,743	Banco Btg Pactual SA (BR)*	267
63,531	Brookfield Asset Management Inc. (CAN)	2,665
8,039	Close Brothers Group plc (UK)	148
66,702	IG Group Holdings plc (UK)	579
58,574	Jupiter Fund Management plc (UK)	462
103,337	Nex Group plc (UK)	870
126,100	Nomura Holdings Inc. (JP)	722
34,493	St. James's Place plc (UK)	539
62,656	UBS Group AG (SWS)*	1,066
		8,833
CHEMICALS—3.0%
15,514	Akzo Nobel NV (NET)	1,401
16,630	BASF SE (GER)	1,818
99,638	DuluxGroup Ltd. (AUS)	563
19,556	Enaex SA (CL)	260
6,500	Nissan Chemical Industries Ltd. (JP)*	242
58,417	Orica Ltd. (AUS)	936
40,212	PhosAgro PJSC GDR (RUS)[2]	553
60,000	Sumitomo Chemical Co. Ltd. (JP)	422
6,647	Symrise AG (GER)	518
119,160	Tikkurila OYJ (FIN)	2,355
74,900	Toray Industries Inc. (JP)	758
		9,826
COMMERCIAL SERVICES & SUPPLIES—2.3%
1,300	AEON Delight Co. Ltd. (JP)	49
774,444	Cleanaway Waste Management Ltd. (AUS)	891
23,078	Edenred (FR)	665
14,678	Elis SA (FR)	383
302,460	G4S plc (UK)	1,129
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
122,433	HomeServe plc (UK)	$ 1,392
5,599	ISS AS (DEN)	237
36,185	Ritchie Bros Auctioneers Inc. (CAN)	1,015
5,690	S-1 Corp. (S. KOR)	466
6,200	Secom Co. Ltd. (JP)	472
435,428	Serco Group plc (UK)*	674
		7,373
COMMUNICATIONS EQUIPMENT—0.1%
47,435	Telefonaktiebolaget LM Ericsson (SW)	298
CONSTRUCTION & ENGINEERING—0.9%
18,793	Boskalis Westminster NV (NET)	672
17,500	Maeda Corp. (JP)	219
95,400	Obayashi Corp. (JP)	1,249
52,300	Shimizu Corp. (JP)	616
1,800	SHO-BOND Holdings Co. Ltd. (JP)	111
		2,867
CONSTRUCTION MATERIALS—0.4%
4,331	CRH plc (IE)	163
1,327	Imerys SA (FR)	121
3,048	Vicat SA (FR)	236
26,523	Wienerberger AG (AUT)	680
		1,200
CONSUMER FINANCE—0.4%
7,700	AEON Financial Service Co. Ltd. (JP)	166
106,038	International Personal Finance plc (UK)	284
121,887	Non-Standard Finance plc (UK)[1]	123
31,761	Provident Financial plc (UK)	393
16,143	Shriram Transport Finance Co. Ltd. (IND)	292
		1,258
CONTAINERS & PACKAGING—0.2%
16,285	Amcor Ltd. (AUS)	198
31,539	Orora Ltd. (AUS)	82
24,500	Toyo Seikan Group Holdings Ltd. (JP)	433
		713
DISTRIBUTORS—0.1%
16,739	Inchcape plc (UK)	174
DIVERSIFIED FINANCIAL SERVICES—0.1%
518,000	First Pacific Co. Ltd. (HK)	395
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
17,766	BCE Inc. (CAN)	820
68,444	Deutsche Telekom AG (GER)	1,239
270,243	Koninklijke KPN NV (NET)	930
52,100	Nippon Telegraph & Telephone Corp. (JP)	2,519
73,035	Spark New Zealand Ltd. (NZ)	184
72,486	Telkom SA SOC Ltd. (S. AFR)	272
		5,964
ELECTRIC UTILITIES—0.2%
59,700	Tohoku Electric Power Co. Inc. (JP)	783
ELECTRICAL EQUIPMENT—1.8%
27,807	Legrand SA (FR)	2,064
950,850	TECO Electric and Machinery Co. Ltd. (TW)	888

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—Continued
6,600	Ushio Inc. (JP)	$ 92
29,613	Vestas Wind Systems AS (DEN)	2,614
		5,658
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
8,500	Azbil Corp. (JP)	371
284,000	Chroma ATE Inc. (TW)	1,385
132,735	Delta Electronics Inc. (TW)	639
251,000	Hitachi Ltd. (JP)	1,999
15,000	Kyocera Corp. (JP)	1,003
4,200	Nippon Signal Co. Ltd. (JP)	46
3,800	Omron Corp. (JP)	213
21,454	Spectris plc (UK)	729
2,300	TDK Corp. (JP)	177
		6,562
ENERGY EQUIPMENT & SERVICES—0.4%
27,017	John Wood Group plc (UK)	255
5,639	Petrofac Ltd. (UK)	31
178,309	Saipem SpA (IT)*	750
4,295	Technipfmc plc (FR)	117
14,863	Vallourec SA (FR)*	81
		1,234
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
110,963	Grivalia Properties REIC AE (GRC)	1,158
FOOD & STAPLES RETAILING—2.0%
24,157	Alimentation Couche-Tard Inc. (CAN)	1,133
54,491	Almacenes Exito SA (COL)	293
20,200	Dairy Farm International Holdings Ltd. (HK)	165
42,360	Koninklijke Ahold Delhaize NV (NET)	797
28,911	Loblaw Cos. Ltd. (CAN)	1,492
2,400	Matsumotokiyoshi Holdings Co. Ltd. (JP)	173
149,650	Metcash Ltd. (AUS)*	309
74,703	O'Key Group SA GDR (RUS)*,2	179
35,000	Seven & I Holdings Co. Ltd. (JP)	1,411
159,191	Tesco plc (UK)	383
		6,335
FOOD PRODUCTS—2.0%
403,000	China Mengniu Dairy Co. Ltd. (CHN)	1,117
69,845	Devro plc (UK)	226
75,620	Industrias Bachoco SAB de CV (MEX)	372
3,140	Lotte Confectionery Co. Ltd. (S. KOR)	209
7,000	NH Foods Ltd. (JP)	201
59,300	Nippon Suisan Kaisha Ltd. (JP)	363
12,189	PGG Wrightson Ltd. (NZ)	5
678,255	Tingyi Cayman Islands Holding Corp. (CHN)	1,069
8,700	Toyo Suisan Kaisha Ltd. (JP)	335
66,938	Ulker Biskuvi Sanayi AS (TUR)	357
12,634	Viscofan SA (SP)	765
1,750,000	Want Want China Holdings Ltd. (CHN)	1,433
		6,452
GAS UTILITIES—0.1%
6,500	Tokyo Gas Co. Ltd. (JP)	162
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
25,555	Coloplast AS (DEN)	2,249
366,845	ConvaTec Group plc (UK)*,1	955
46,191	GN Store Nord AS (DEN)	1,529
174,693	Sigma Healthcare Ltd. (AUS)	101
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
10,977	Smith & Nephew plc (UK)	$ 207
3,780	Sonova Holding AG (SWS)	682
155,400	Top Glove Corp. Bhd (MAL)	235
45,039	William Demant Holding AS (DEN)*	1,300
		7,258
HEALTH CARE PROVIDERS & SERVICES—1.0%
36,900	Alfresa Holdings Corp. (JP)	705
24,551	Fresenius Medical Care AG & Co. KGaA (GER)	2,377
		3,082
HOTELS, RESTAURANTS & LEISURE—3.7%
628,000	Ajisen China Holdings Ltd. (CHN)	295
15,046	Carnival plc (UK)	992
109,094	Compass Group plc (UK)	2,395
240,900	GL Ltd. (SGP)	164
48,178	GVC Holdings plc (UK)*	600
244,712	Hongkong & Shanghai Hotels Ltd. (HK)	397
194,104	Merlin Entertainments plc (UK)[1]	976
15,755	OPAP SA (GRC)	177
12,923	Paddy Power Betfair plc (UK)	1,323
157,720	SSP Group plc (UK)	1,225
619,940	Thomas Cook Group plc (UK)	986
147,513	Tsogo Sun Holdings Ltd. (S. AFR)	217
69,099	TUI AG (US)	1,249
21,717	Yum China Holdings Inc. (US)	876
		11,872
HOUSEHOLD DURABLES—0.9%
23,986	Barratt Developments plc (UK)	209
11,000	Casio Computer Co. Ltd. (JP)	162
72,086	GUD Holdings Ltd. (AUS)	659
42,327	McCarthy & Stone plc (UK)*,1	90
241,000	MRV Engenharia e Participacoes SA (BR)	932
42,200	Nikon Corp. (JP)	801
8,300	Sekisui Chemical Co. Ltd. (JP)	168
		3,021
HOUSEHOLD PRODUCTS—0.7%
24,416	Reckitt Benckiser Group plc (UK)	2,184
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.1%
355,707	Energy Development Corp. (PHIL)	40
1,203,300	Lopez Holdings Corp. (PHIL)	135
		175
INDUSTRIAL CONGLOMERATES—2.6%
175,000	CK Hutchison Holdings Ltd. (HK)	2,223
11,274	DCC plc (UK)	1,069
30,600	Jardine Matheson Holdings Ltd. (HK)	1,960
29,564	Koninklijke Philips NV (NET)	1,205
9,705	LG Corp. (S. KOR)	746
392,306	Quinenco SA (CL)	1,214
		8,417
INSURANCE—4.9%
32,486	Admiral Group plc (UK)	830
27,945	AXA SA (FR)	844
94,300	Dai-ichi Life Holdings Inc. (JP)	1,801
6,602	Fairfax Financial Holdings Ltd. (CAN)	3,477
49,900	Great Eastern Holdings Ltd. (SGP)	960
1,450	Hannover Rueck SE (GER)	182
278	Helvetia Holding AG (SWS)	149

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
47,500	Japan Post Holdings Co. Ltd. (JP)	$ 550
39,200	MS&AD Insurance Group Holdings Inc. (JP)	1,332
150,806	Old Mutual plc (S. AFR)	380
116,477	Porto Seguro SA (BR)*	1,271
37,205	QBE Insurance Group Ltd. (AUS)	305
46,718	Sampo OYJ (FIN)	2,445
1,630	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	398
17,900	Sompo Holdings Inc. (JP)	719
6,100	Tokio Marine Holdings Inc. (JP)	263
		15,906
INTERNET & CATALOG RETAIL—0.0%
452	Zooplus AG (GER)*	75
INTERNET & DIRECT MARKETING RETAIL—0.3%
71,440	B2W Cia Digital (BR)*	464
1,739	CJ O Shopping Co. Ltd. (S. KOR)	307
1,844	GS Home Shopping Inc. (S. KOR)	346
		1,117
INTERNET SOFTWARE & SERVICES—2.7%
35,013	Auto Trader Group plc (UK)[1]	159
8,949	Baidu Inc. ADR (CHN)*	2,183
60,375	Carsales.Com Ltd. (AUS)	634
58,465	Just Eat plc (UK)*	606
78,640	Moneysupermarket.com Group plc (UK)	339
90,520	Pchome Online Inc. (TW)	524
36,989	Rightmove plc (UK)	2,041
63,917	Yandex NV (RUS)*	2,162
		8,648
IT SERVICES—1.0%
15,945	Genpact Ltd. (US)	486
114,500	NTT Data Corp. (JP)	1,334
2,500	OBIC Co. Ltd. (JP)	165
4,400	SCSK Corp. (JP)	190
117,755	Wipro Ltd. (IND)	536
121,926	Worldpay Group plc (UK)[1]	657
		3,368
LEISURE PRODUCTS—0.6%
13,247	Amer Sports OYJ (FIN)	330
35,200	Bandai Namco Holdings Inc. (JP)	1,206
308,000	Goodbaby International Holdings Ltd. (HK)	168
2,679	Spin Master Corp. (CAN)*,1	99
		1,803
LIFE SCIENCES TOOLS & SERVICES—0.4%
2,017	Eurofins Scientific SE (FR)	1,262
1,880	Gerresheimer AG (GER)	150
		1,412
MACHINERY—2.5%
4,299	Andritz AG (AUT)	243
149,175	CNH Industrial NV (IT)	1,903
3,200	Daifuku Co. Ltd. (JP)	156
3,776	GEA Group AG (GER)	183
600	Hoshizaki Corp. (JP)	57
8,338	Hyundai Elevator Co. Ltd. (S. KOR)*	408
4,600	IMI plc (UK)	75
10,900	Kubota Corp. (JP)	205
16,500	Mitsubishi Heavy Industries Ltd. (JP)	646
26,723	Rotork plc (UK)	93
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
67,132	Sandvik AB (SW)	$ 1,225
12,860	Stabilus SA (GER)*	1,175
7,524	Wartsila OYJ Abp (FIN)	484
609,000	Yungtay Engineering Co. Ltd. (TW)	1,211
		8,064
MARINE—0.3%
4,293,272	Cia Sud Americana de Vapores SA (CL)*	244
176,078	Grindrod Ltd. (S. AFR)*	194
64,088	Irish Continental Group plc (IE)	427
		865
MEDIA—3.1%
12,351	Axel Springer SE (GER)	832
595,900	Bec World PCL (THA)	312
12,336	CTS Eventim AG & Co. KGaA (GER)	510
43,687	Daily Mail & General Trust plc (UK)	402
701,177	Fairfax Media Ltd. (AUS)	591
49,600	Fuji Media Holdings Inc. (JP)	765
23,470	Grupo Televisa SAB ADR (MEX)	514
70,322	Informa plc (UK)	651
456,344	ITV plc (UK)	997
9,356	JCDecaux SA (FR)	358
4,188,421	Media Nusantara Citra TBK PT (IDR)	482
34,911	Mediaset Espana Comunicacion SA (SP)	379
12,153	Modern Times Group Mortgage AB Class B (SW)	464
39,820	Nippon Television Holdings Inc. (JP)	719
10,082	Schibsted ASA Class A (NOR)	260
10,082	Schibsted ASA Class B (NOR)	237
23,236	Sky plc (UK)*	291
148,100	Television Broadcasts Ltd. (HK)	560
40,785	WPP plc (UK)	721
		10,045
METALS & MINING—3.6%
44,395	Acerinox SA (SP)	638
561,281	Alumina Ltd. (AUS)	1,007
16,618	Anglo American Platinum Ltd. (S. AFR)*	462
39,034	Anglo American plc (S. AFR)	731
52,147	Antofagasta plc (UK)	661
21,211	ArcelorMittal SA (FR)*	607
47,344	Barrick Gold Corp. (CAN)	684
17,495	BHP Billiton Ltd. (AUS)	360
33,029	BHP Billiton plc (UK)	598
121,229	BlueScope Steel Ltd. (AUS)	1,194
31,834	Cia de Minas Buenaventura SAA ADR (PER)	439
8,752	Franco-Nevada Corp. (CAN)	696
237,954	Glencore plc (UK)*	1,148
32,791	Iluka Resources Ltd. (AUS)	236
24,600	JFE Holdings Inc. (JP)	529
45,981	Newcrest Mining Ltd. (AUS)	786
16,373	Rio Tinto plc (UK)	774
		11,550
MULTILINE RETAIL—0.4%
40,400	Isetan Mitsukoshi Holdings Ltd. (JP)	440
2,450	Lotte Shopping Co. Ltd. (S. KOR)	492
8,400	Marui Group Co. Ltd. (JP)	129
400	Ryohin Keikaku Co. Ltd. (JP)	118
		1,179

20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MULTI-UTILITIES—0.1%
15,244	Centrica plc (UK)	$ 34
27,792	National Grid plc (UK)	335
		369
OIL, GAS & CONSUMABLE FUELS—2.8%
307,967	BP plc (UK)	2,089
17,903	Caltex Australia Ltd. (AUS)	470
67,917	Canadian Natural Resources Ltd. (CAN)	2,370
8,700	Lukoil PJSC ADR (RUS)	461
25,278	PrairieSky Royalty Ltd. (CAN)	673
55,603	Royal Dutch Shell plc (UK)	1,769
29,291	Santos Ltd. (AUS)*	101
31,409	Statoil ASA (NOR)	638
7,313	Total SA (FR)	408
		8,979
PERSONAL PRODUCTS—1.9%
260,608	Asaleo Care Ltd. (AUS)	296
93,467	Hengan International Group Co. Ltd. (CHN)	922
17,400	Kao Corp. (JP)	1,052
146,768	Natura Cosmeticos SA (BR)	1,389
9,600	Shiseido Co. Ltd. (JP)	396
36,742	Unilever plc (UK)	2,082
		6,137
PHARMACEUTICALS—2.0%
38,907	Haw Par Corp. Ltd. (SGP)	348
19,438	Novartis AG (SWS)	1,603
32,539	Novo Nordisk AS (DEN)	1,620
6,600	Otsuka Holdings Co. Ltd. (JP)	276
8,454	Roche Holding AG (SWS)	1,954
3,324	Sanofi SA (FR)	315
2,500	Sawai Pharmaceutical Co. Ltd. (JP)	142
15,000	Sumitomo Dainippon Pharma Co. Ltd. (JP)	214
211	Virbac SA (FR)*	27
		6,499
PROFESSIONAL SERVICES—3.7%
17,968	Adecco Group AG (SWS)	1,426
147,832	ALS Ltd. (AUS)	888
101,980	Capita plc (UK)	710
4,721	DKSH Holding AG (SWS)	396
51,876	Experian plc (UK)	1,093
417,105	Hays plc (UK)	1,032
44,548	Intertek Group plc (UK)	3,209
42,167	IPH Ltd. (AUS)	189
5,800	Nomura Co. Ltd. (JP)	121
25,691	Pagegroup plc (UK)	160
7,600	Persol Holdings Co Ltd. (JP)	188
2,956	Randstad Holding NV (NET)	182
72,206	RELX plc (UK)	1,662
2,300	TechnoPro Holdings Inc. (JP)	105
3,459	Teleperformance (FR)	505
		11,866
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
9,500	CK Asset Holdings Ltd. (HK)	78
4,100	Daiwa House Industry Co. Ltd. (JP)	150
155,115	LPS Brasil Consultoria de Imoveis SA (BR)*	268
35,000	Mitsubishi Estate Co. Ltd. (JP)	635
19,283	New World Development Co. Ltd. (HK)	29
COMMON STOCKS—Continued
Shares		Value
REAL ESTATE MANAGEMENT & DEVELOPMENT—Continued
43,700	NTT Urban Development Corp. (JP)	$ 452
31,476	United Industrial Corp. Ltd. (SGP)	76
		1,688
ROAD & RAIL—1.6%
6,490	Canadian Pacific Railway Ltd. (CAN)	1,125
13,700	East Japan Railway Co. (JP)	1,329
50,661	Globaltrans Investment plc GDR (RUS)[2]	468
24,932	National Express Group plc (UK)	122
9,900	Senko Co. Ltd. (JP)	72
129,186	Stagecoach Group plc (UK)	286
26,300	West Japan Railway Co. (JP)	1,854
		5,256
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
1,913	ASML Holding NV (NET)	345
38,000	Renesas Electronics Corp. (JP)*	491
17,698	SK Hynix Inc. (S. KOR)	1,305
447,000	Taiwan Semiconductor Manufacturing Co. Ltd. (TW)	3,614
1,200	Tokyo Electron Ltd. (JP)	211
		5,966
SOFTWARE—0.7%
1,877	Constellation Software Inc. (CAN)	1,068
23,565	Playtech plc (UK)	308
104,100	TOTVS SA (BR)	1,037
		2,413
SPECIALTY RETAIL—1.2%
1,861,300	Esprit Holdings Ltd. (HK)*	1,126
3,158	Fielmann AG (GER)	278
68,746	Fourlis Holdings SA (GRC)*	446
26,302	JUMBO SA (GRC)*	423
97,183	Pets at Home Group plc (UK)	227
33,737	WH Smith plc (UK)	917
108,100	Yamada Denki Co. Ltd. (JP)	575
		3,992
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
42,600	FUJIFILM Holdings Corp. (JP)	1,743
28,821	Logitech International SA (SWS)	1,030
22,400	NEC Corp. (JP)	615
9,580	Neopost SA (FR)	353
1,916	Samsung Electronics Co. Ltd. (S. KOR)	4,723
		8,464
TEXTILES, APPAREL & LUXURY GOODS—2.5%
5,227	adidas AG (GER)	1,163
16,873	Cie Financiere Richemont SA (SWS)	1,555
54,253	Cie Financiere Richemont SA ADR (S. AFR)	500
13,569	Gildan Activewear Inc. (CAN)	415
1,348,500	Li Ning Co. Ltd. (CHN)*	1,178
29,010	Luxottica Group SpA (IT)	1,663
33,000	Onward Holdings Co. Ltd. (JP)	278
278,954	Ruentex Industries Ltd. (TW)*	447
71,000	Shenzhou International Group Holdings Ltd. (CHN)	607
236,246	Stella International Holdings Ltd. (HK)	385
34,000	Texwinca Holdings Ltd. (HK)	21
		8,212
TOBACCO—0.2%
1,719	British American Tobacco plc (UK)	111

21

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TOBACCO—Continued
1,700	Japan Tobacco Inc. (JP)	$ 56
9,224	Swedish Match AB (SW)	348
		515
TRADING COMPANIES & DISTRIBUTORS—1.1%
17,688	Brenntag AG (GER)	1,003
61,536	Bunzl plc (UK)	1,917
10,100	ITOCHU Corp. (JP)	177
25,100	Mitsubishi Corp. (JP)	588
		3,685
TRANSPORTATION INFRASTRUCTURE—0.6%
100,144	China Merchants Port Holdings Co. Ltd. (CHN)	313
170,950	Global Ports Investments plc GDR (RUS)*,2	650
53,385	Groupe Eurotunnel SE (FR)	671
12,300	Mitsubishi Logistics Corp. (JP)	318
		1,952
WIRELESS TELECOMMUNICATION SERVICES—1.3%
130,733	Bharti Airtel Ltd. (IND)	1,006
6,623	Millicom International Cellular SA SDR (SW)[2]	424
60,310	MTN Group Ltd. (S. AFR)	524
15,887	Rogers Communications Inc. (CAN)	824
64,248	SmarTone Telecommunications Holdings Ltd. (HK)	80
9,100	SoftBank Group Corp. (JP)	806
141,151	Vodafone Group plc (UK)	404
		4,068
TOTAL COMMON STOCKS
(Cost $274,641)		309,468

PREFERRED STOCKS—1.3%
AEROSPACE & DEFENSE—0.0%
4,017,042	Rolls-Royce Holdings plc (UK)*	5 [x]
PREFERRED STOCKS—Continued
Shares		Value
AUTOMOBILES—0.4%
6,297	Volkswagen AG (GER)	$ 1,153
BANKS—0.4%
56,738	Banco Bradesco SA (BR)*	602
234,870	Itausa - Investimentos Itau SA (BR)	752
		1,354
TEXTILES, APPAREL & LUXURY GOODS—0.5%
337,554	Alpargatas SA (BR)*	1,785
TOTAL PREFERRED STOCKS
(Cost $3,393)		4,297

SHORT-TERM INVESTMENTS—2.4%
(Cost $7,782)
Principal Amount
REPURCHASE AGREEMENTS
$7,782	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $7,939)	7,782
TOTAL INVESTMENTS—99.4%
(Cost $285,816)		321,547
CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		1,873
TOTAL NET ASSETS—100.0%		$323,420

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2017
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Banco Santander SA	13,364	€ 4.85	11/3/2017	$ 1	$ 1
Compania Sudamericana de Vapores SA	824,513	CLP$ —[3]	11/8/2017	—	7
Total Rights/Warrants					$ 8

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 4,378	$—	$ 4,378
Europe	4,920	152,035	—	156,955
Latin America	8,802	2,578	—	11,380
Middle East/Central Asia	—	2,922	—	2,922
North America	22,387	—	—	22,387
22

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Pacific Basin	$ 2,183	$109,263	$—	$111,446
Preferred Stocks
Europe	—	1,153	5	1,158
Latin America	3,139	—	—	3,139
Short-Term Investments
Repurchase Agreements	—	7,782	—	7,782
Total Investments in Securities	$41,431	$280,111	$ 5	$321,547
Financial Derivative Instruments - Assets
Rights/Warrants	$ 1	$ 7	$—	$ 8
Total Financial Derivative Instruments - Assets	$ 1	$ 7	$—	$ 8
Total Investments	$41,432	$280,118	$ 5	$321,555
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Preferred Stocks	$3	$5	$(3)	$—	$—	$—	$—	$—	$5
Of the Level 2 investments presented above, certain Common Stocks valued at $2,722,000 were catorgized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$5	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
3	Rights redeemable for 1 ordinary share per 142 rights
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input
£	British Pound
€	Euro
CLP$	Chilean Peso
The accompanying notes are an integral part of the Financial Statements.
23

Harbor International Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
The MSCI All Country World Ex. U.S. (ND) Index, a measure of stocks in both developed and emerging overseas markets, returned 23.64%, for the 12 months ended October 31, 2017 (all international and global returns are in U.S. dollars).
The political backdrop to the last twelve months has been an eventful one. The election of Donald Trump as U.S. President in November 2016 was followed later in the period by elections in Austria, the Netherlands, France, and Germany. These produced results which, following the U.K.’s referendum on membership in the European Union and the U.S. election, were almost surprising in that they did not herald unexpected political changes. However, uncertainty does persist in the U.K. following its decision to leave the European Union in two years’ time; the formal process to do so was triggered at the end of March 2017. The lack of clarity over what the future will hold was compounded by the result of a snap general election in the U.K. in June, which saw a reduction in the size of the government’s majority.
The world’s economies grew steadily through the period. Despite the uncertainty surrounding its future relationship with the European Union, the U.K. has not seen a significant negative impact on its economy. That said, British sterling has not returned to the levels seen prior to the referendum. In Continental Europe, following a long period of weakness, worries about deflation are receding and its economies appear to be returning to stronger health.
Further afield, the Emerging Markets have generally continued to show strength. In South Korea, there was a change in leadership with the appointment of Moon Jae-in as President following the impeachment of his predecessor. China’s transition towards a more balanced economy is continuing and it appears likely that the country will achieve its GDP target for 2017.
The rising tensions in North Korea have been among the more worrying events seen in the period, although markets have so far taken a sanguine view of these.
Performance
The Fund returned 23.38% (Institutional Class), 23.08% (Investor Class), 22.89% (Administrative Class), and 23.52% (Retirement Class) for the twelve months ended October 31, 2017, underperforming the 23.64% return of the MSCI All Country World Ex. U.S. (ND) Index.
We continue to focus on the bottom-up analysis of company fundamentals rather than on broader economic or market related issues. We endeavor not to be distracted by short-term news. The Fund’s performance over the period has often been a reflection of stock selection.
Regionally, the bottom-up investment approach that we follow has resulted in the Fund having overweight positions during the period in Asia, the U.K. and Emerging Markets. It has been underweight in Canada and Europe. The largest positive regional contributions to relative performance came from the U.K. and Canada, while Asia detracted.
24

Harbor International Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.0%
Naspers Ltd.	2.8%
Cochlear Ltd.	2.2%
Hargreaves Lansdown plc	2.2%
Alibaba Group Holding Ltd. ADR	2.1%
Mettler-Toledo International Inc.	2.1%
MS&AD Insurance Group Holdings Inc.	2.1%
Kao Corp.	2.0%
Novo Nordisk AS	2.0%
Samsung Electronics Co. Ltd.	2.0%
Turning to the sectoral positioning of the Fund, it has been most overweight in the Consumer Discretionary, Consumer Staples, and Information Technology areas. The main underweights have been in Financials, Energy, and Materials. During the period, the largest contributions to relative performance came from the Health Care and Telecom Services sectors, while the Consumer Discretionary and Financials areas were the main detractors.
Given our stock picking approach to portfolio construction, it is relevant to look at the contribution to relative performance that came from individual stocks. In the period, the largest individual contributors to performance were Mettler-Toledo, Hargreaves Lansdown, and Intertek.
Mettler-Toledo is a Swiss manufacturer of precision measurement equipment and is the world’s leading supplier of precision weight instruments to laboratories and industrial users. The company reported strong trading during the period, with both sales and profits growing more rapidly than the market had expected. Hargreaves Lansdown is a British online financial platform and has continued to see strong net flows, has a strong brand, and we are encouraged by the strong presence that the company has maintained in the rapidly growing defined contribution market. Intertek is a testing and inspection certification business listed in the U.K. which provides quality and safety assurance across a range of industries. Share price performance of Intertek has benefited during the period from a rerating and the company is optimistic that further growth will come from increased regulation and rising consumer expectations.
The main stock detractors were Shimano, Kakaku.com, and Brambles. Brambles is a global logistics company based in Australia, which provides pallet pooling services through its CHEP division. It has recently faced increased competitive pressures in the U.S. pallet market. Shimano, a Japanese manufacturer of cycling equipment used globally, has seen a slowdown in the demand for sports bicycles in Europe and China. Kakaku.com, a Japanese provider of price comparison websites and an online restaurant listing business, has experienced weakness in the price comparison website part of its business.
Outlook & Strategy
The last twelve months has been an eventful period for politics around the world. However, we have maintained our long-term stock picking approach in managing the Fund. Despite the potential distractions in the news around us, we continue to focus on individual company analysis and we have had little difficulty in finding interesting ideas to consider for inclusion in the Fund’s portfolio. We believe that exciting stock opportunities will continue to be available to us and that our approach of building the Fund’s portfolio from the bottom up, rather than making top down judgments, will remain a sound one.

This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor International Growth Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017
Cusip	411511801
Ticker	HAIGX
Inception Date	11/01/1993
Net Expense Ratio	0.85% [a]
Total Net Assets (000s)	$362,035

ADMINISTRATIVE CLASS

Fund #	2217
Cusip	411511637
Ticker	HRIGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a]
Total Net Assets (000s)	$466

INVESTOR CLASS

Fund #	2417
Cusip	411511629
Ticker	HIIGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a]
Total Net Assets (000s)	$14,913

RETIREMENT CLASS

Fund #	2517
Cusip	411512429
Ticker	HNGFX
Inception Date	03/01/2016
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$24,872

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	25	48
Weighted Average Market Cap (MM)	$52,835	$70,182
Price/Earning Ratio (P/E)	26.2x	19.3x
Price/Book Ratio (P/B)	5.1x	2.4x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.98	N/A
Portfolio Turnover (Year Ended 10/31/2017)	13%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
26

Harbor International Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	23.38%	8.67%	0.57%	11/01/1993	$52,913
Administrative Class	23.08	8.41	0.31	11/01/2002	51,581
Investor Class	22.89	8.27	0.19	11/01/2002	50,962
Retirement Class[1]	23.52	8.71	0.59	03/01/2016	53,014
Comparative Index
MSCI All Country World Ex. U.S. (ND)	23.64%	7.29%	0.92%	—	$54,772
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); 1.22% (Net) and 1.28% (Gross) (Investor Class); and 0.77% (Net) and 0.83% (Gross). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
27

Harbor International Growth Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 0.3%)
COMMON STOCKS—99.3%
Shares		Value
AUTO COMPONENTS—0.9%
67,400	Denso Corp. (JP)	$ 3,712
AUTOMOBILES—1.0%
194,971	Mahindra & Mahindra Ltd. GDR (IND)[1]	4,066
BANKS—4.9%
481,400	Public Bank BHD (MAL)	2,326
161,500	Suruga Bank Ltd. (JP)	3,677
465,200	Svenska Handelsbanken AB (SW)	6,668
390,527	United Overseas Bank Ltd. (SGP)	7,055
		19,726
BEVERAGES—4.7%
57,151	Carlsberg AS (DEN)	6,529
3,973,900	Thai Beverage PCL (THA)	2,856
414,670	Treasury Wine Estates Ltd. (AUS)	4,978
1,114,000	Tsingtao Brewery Co. Ltd. (CHN)	4,665
		19,028
BIOTECHNOLOGY—0.1%
297,339	Mesoblast Ltd. (AUS)*	305
CAPITAL MARKETS—5.2%
428,089	Hargreaves Lansdown plc (UK)	8,992
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
405,800	Japan Exchange Group Inc. (JP)	$ 7,316
578,142	Jupiter Fund Management plc (UK)	4,562
		20,870
CHEMICALS—4.0%
202,491	Asian Paints Ltd. (IND)	3,701
120,310	Johnson Matthey plc (UK)	5,402
122,804	Novozymes AS (DEN)	6,785
		15,888
COMMERCIAL SERVICES & SUPPLIES—1.0%
553,094	Brambles Ltd. (AUS)	4,011
DIVERSIFIED FINANCIAL SERVICES—1.5%
124,633	Investor AB (SW)	6,175
ELECTRICAL EQUIPMENT—1.5%
83,636	Legrand SA (FR)	6,207
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
680,000	Delta Electronics Inc. (TW)	3,272
618,853	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	4,630
1,945,000	PAX Global Technology Ltd. (CHN)	984
		8,886
ENERGY EQUIPMENT & SERVICES—0.6%
250,588	John Wood Group plc (UK)	2,370
FOOD & STAPLES RETAILING—5.8%
409,464	Clicks Group Ltd. (S. AFR)	4,586
506,030	Distribuidora Internacional de Alimentacion SA (SP)[2]	2,475
233,170	Jeronimo Martins SGPS SA (PT)*	4,236
59,390	Magnit PJSC GDR (RUS)*,1	1,681
1,880,200	Puregold Price Club Inc. (PHIL)	1,858
173,600	Raia Drogasil SA (BR)*	4,150
40,900	Sugi Holdings Co. Ltd. (JP)	2,076
934,700	Wal-Mart de Mexico SAB de CV (MEX)	2,093
		23,155
FOOD PRODUCTS—1.4%
67,996	Nestlé SA (SWS)	5,721
HEALTH CARE EQUIPMENT & SUPPLIES—3.3%
64,486	Cochlear Ltd. (AUS)	8,687
121,900	Olympus Corp. (JP)	4,536
		13,223
HOTELS, RESTAURANTS & LEISURE—0.5%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,031
HOUSEHOLD PRODUCTS—1.2%
140,700	Pigeon Corp. (JP)	4,993
INDUSTRIAL CONGLOMERATES—1.6%
65,800	Jardine Matheson Holdings Ltd. (SGP)	4,215
52,300	Jardine Strategic Holdings Ltd. (SGP)	2,194
		6,409
INSURANCE—5.4%
492,800	AIA Group Ltd. (HK)	3,713
8,178	Fairfax Financial Holdings Ltd. (CAN)	4,307
242,900	MS&AD Insurance Group Holdings Inc. (JP)	8,252
21,739	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	5,305
		21,577

28

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—6.7%
73,304	ASOS plc (UK)*	$ 5,545
102,910	Ctrip.com International Ltd. ADR (CHN)*,3	4,928
100,902	JD.com Inc. ADR (CHN)*,3	3,786
55,596	MakeMyTrip Ltd. (IND)*	1,518
328,200	Rakuten Inc. (JP)*	3,512
153,551	Zalando SE (GER)*,4	7,730
		27,019
INTERNET SOFTWARE & SERVICES—9.0%
44,626	Alibaba Group Holding Ltd. ADR (CHN)*,3	8,251
1,010,716	Auto Trader Group plc (UK)[4]	4,596
31,716	Baidu Inc. ADR (CHN)*,3	7,737
280,000	Kakaku.com Inc. (JP)	3,845
3,500	Naver Corp. (S. KOR)	2,797
122,549	Rightmove plc (UK)	6,761
20,424	Shopify Inc. (CAN)*	2,032
		36,019
LEISURE PRODUCTS—1.1%
33,200	Shimano Inc. (JP)	4,543
LIFE SCIENCES TOOLS & SERVICES—2.1%
12,133	Mettler-Toledo International Inc. (SWS)*	8,282
MACHINERY—7.3%
75,780	Atlas Copco AB Class A (SW)[2]	3,323
156,158	Atlas Copco AB Class B (SW)	6,199
90,051	Kone OYJ (FIN)	4,874
27,991	Schindler Holding AG (SWS)	6,343
17,500	SMC Corp. (JP)	6,695
78,314	Weir Group plc (UK)	2,030
		29,464
MEDIA—2.8%
46,516	Naspers Ltd. (S. AFR)	11,333
PERSONAL PRODUCTS—4.5%
130,200	Kao Corp. (JP)	7,868
145,700	Shiseido Co. Ltd. (JP)	6,010
74,372	Unilever plc (UK)	4,215
		18,093
PHARMACEUTICALS—2.1%
165,144	Novo Nordisk AS (DEN)	8,222
PROFESSIONAL SERVICES—3.3%
491,586	Capita plc (UK)	3,423
76,795	Intertek Group plc (UK)	5,532
310,511	SEEK Ltd. (AUS)	4,373
		13,328
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.3%
128,500	Advantest Corp. (JP)	2,935
648,870	Imagination Technologies Group plc (UK)*	1,556
177,624	Infineon Technologies AG (GER)	4,913
279,917	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[3]	11,849
		21,253
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.4%
148,170	Industria de Diseno Textil SA (SP)[2]	$ 5,538
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.0%
3,294	Samsung Electronics Co. Ltd. (S. KOR)	8,120
TEXTILES, APPAREL & LUXURY GOODS—4.9%
32,376	adidas AG (GER)	7,206
165,539	Burberry Group plc (UK)	4,181
55,746	Cie Financiere Richemont SA (SWS)	5,139
8,543	Swatch Group AG (SWS)	3,349
		19,875
TOTAL COMMON STOCKS
(Cost $332,359)		399,442

PREFERRED STOCKS—0.5%
(Cost $1,914)
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
18,863	Sartorius AG (GER)	1,762

SHORT-TERM INVESTMENTS—2.0%
Principal Amount
REPURCHASE AGREEMENTS—0.3%
$1,434	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,466)	1,434
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.7%
6,723,403	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 1.000%)[5]	6,723
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,157)		8,157
TOTAL INVESTMENTS—101.8%
(Cost $342,430)		409,361
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.8)%		(7,075)
TOTAL NET ASSETS—100.0%		$402,286

29

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 15,919	$—	$ 15,919
Europe	8,282	168,479	—	176,761
Latin America	6,243	—	—	6,243
Middle East/Central Asia	1,518	7,767	—	9,285
North America	6,339	—	—	6,339
Pacific Basin	36,551	148,344	—	184,895
Preferred Stocks
Europe	—	1,762	—	1,762
Short-Term Investments
Repurchase Agreements	—	1,434	—	1,434
Investment Company-Securities Lending Investment Fund	6,723	—	—	6,723
Total Investments in Securities	$65,656	$343,705	$—	$409,361
There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
2	All or a portion of this security was out on loan as of October 31, 2017.
3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $12,326,000 or 3% of net assets.
5	Represents the investment of collateral received from securities lending activities.
The accompanying notes are an integral part of the Financial Statements.
30

Harbor International Small Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
The Fund seeks long-term growth of capital.
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
During the twelve-month period ended October 31, 2017 the MSCI EAFE Small Cap (ND) Index (the Index) rose by 27.51% (all international and global returns are in U.S. dollars).
This gain in the Index reflects continued and sustained improvement in economic data across many of the economies represented in the MSCI EAFE Small Cap (ND) Index at a time when Central Banks have maintained policy settings to boost lending and economic growth in Europe, Australia and Japan. As economic news from the U.S. has also been generally positive, surveys of business sentiment and businesses’ confidence in future trade prospects have strengthened, supporting expectations of strong profit growth from smaller companies. These positive developments, resulting in falling unemployment and stronger construction activity, also helped strengthen consumer confidence, most markedly in the Euro-zone and Japan. In this generally positive context, the U.K. economy has faced greater challenges: following the Brexit referendum in the summer of 2016, and the subsequent weakness in the Pound Sterling, inflation rates have risen and business and consumer confidence has deteriorated.
Political developments have in general been positively received by equity market investors: general election results in France, Germany and Japan have seen success at the polls for the candidates perceived by most investors as most business-friendly. Furthermore, despite North Korea tensions and a range of other flashpoints and terrorism-related actions, developments in corporate profitability and sales have remained relatively positive through the period under review.
In this context, the returns from the countries and sectors that constitute the MSCI EAFE Small Cap (ND) Index have generally been positive. European smaller companies, for example, have typically performed strongly, benefiting from positive trends in economic activity across the continent. Gains in U.K. and Japanese smaller companies in general slightly lagged behind the return from the Index, while Asia-Pacific smaller companies, which also rose over the period, made the most limited gains. This relative under-performance by Asia-Pacific equities in part reflects continuing muted gains in the Energy sector, which is well represented among Australian smaller companies and performed poorly as oil prices had very limited gains, while Energy services companies continue to experience weak demand for new exploration and production services. The Real Estate sector also proved to be a prominent laggard, while the Information Technology sector performed very strongly over the period.
Performance
Harbor International Small Cap Fund outperformed the return of its benchmark during the period. The Fund returned 30.59% (Institutional Class), 30.25% (Administrative Class), 30.10% (Investor Class), and 30.67% (Retirement Class) compared with the MSCI EAFE Small Cap (ND) Index return of 27.51%.
The pleasing relative return over the period to the end of October primarily reflects our stock selection in Japanese and U.K. smaller companies. Asset allocation within the Fund, which is the result of our stock selection decisions, had a very limited impact on the relative performance over the period.
Our investment strategy is to focus on bottom up stock selection, using a quality growth at a reasonable price analysis framework. In other words, we look to identify companies with quality characteristics such as strong balance sheets and high levels of profitability and earnings
31

Harbor International Small Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Relo Group Inc.	1.4%
SSP Group plc	1.4%
Kyudenko Corp.	1.3%
Nihon M&A Center Inc.	1.3%
RPC Group plc	1.3%
ASM International NV	1.2%
HomeServe plc	1.2%
Nabtesco Corp.	1.2%
Sophos Group plc	1.2%
THK Co. Ltd.	1.2%
growth potential, where the current valuation does not fully reflect these attributes. The region and sector positioning of the portfolio will be dictated by these individual stock selection decisions rather than by asset allocation decisions.
These stock selection decisions resulted in an exposure to the Japanese equity market marginally lower than Japan’s weight in the Index. A number of the Fund’s Japanese holdings performed very strongly over the period, benefiting both from the stronger economic backdrop in Japan, but also from sound management decisions and a focus on business activities with strong underlying demand growth. Daifuku, for example, a provider of warehouse and airport infrastructure equipment, has improved profitability and built a very strong order backlog on rising demand from internet retailers for advanced warehouse logistics.
Exposure to the U.K. in the Fund was typically slightly above the weight of the country in the Index over the period, reflecting stock selection opportunities among U.K. smaller companies rather than any positive view of the U.K. economy. Sophos Group, the specialist cyber-security group, benefited from increased demand for its software products and services as awareness of cyber threats was boosted by both regulatory developments and the Wannacry virus.
Exposure to the Asia-Pacific region was typically limited during the period. To some extent this reflects very limited exposure to Australian Mining and Energy sector companies, while exposure to Hong Kong has reflected investments in companies such as Samsonite, which has continued to develop its leading position in travel luggage through a process of acquisitions of competing brands.
Meanwhile, the Fund’s weighting in Europe, excluding U.K., has been similar to the weighting of the region in the Index over the period. French smaller companies were well-represented in the Fund but the exposure was reduced as positions were trimmed in some French holdings such as Trigano, the caravan, RV and camper van group, as price targets were achieved. The European smaller companies in the Information Technology sector have also typically performed strongly. Temenos, for example, the Swiss provider of core banking software, has won new clients and improved profitability.
Outlook & Strategy
Given the strong gains made by the MSCI EAFE Small Cap (ND) Index in the twelve months under review, it would be reasonable to anticipate increased volatility in the coming year. Although economic news flow remains positive, and business confidence in Japan and Europe are consistent with above trend rates of economic growth, valuations of international smaller companies are, in aggregate, above their long-term averages. While these valuation levels are merited by rising sales and profits growth resulting from economic strength, profit margins could be challenged by rising inflationary pressures in labor costs and raw materials. Furthermore, while strengthening economic data across much of the world has been accompanied by very benign inflation data, speculation that central banks are likely to raise interest rates, or at least reduce quantitative easing programs, is likely to intensify. More positively, however, the recent apparent acceleration in the trajectory of economic growth in the U.S., and the accompanying strength in the U.S. dollar, are usually positive indicators for the outlook for international smaller companies.
Looking forward, therefore, we maintain our quality growth at a reasonable price investment approach, and aim to identify those companies where we believe the valuations do not reflect their underlying competitive and balance sheet strengths, and their potential to generate profit growth through further improvements in their returns and business models. Our view is that in the long-term this approach should help mitigate the risks of smaller company investment and allow us to identify companies with undiscounted growth opportunities and attractive valuations.

32

Harbor International Small Cap Fund
Managers' Commentary—Continued

This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor International Small Cap Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2039
Cusip	411512569
Ticker	HAISX
Inception Date	02/01/2016
Net Expense Ratio	0.95% [a]
Total Net Assets (000s)	$38,818

ADMINISTRATIVE CLASS

Fund #	2239
Cusip	411512551
Ticker	HRISX
Inception Date	02/01/2016
Net Expense Ratio	1.20% [a]
Total Net Assets (000s)	$371

INVESTOR CLASS

Fund #	2439
Cusip	411512544
Ticker	HIISX
Inception Date	02/01/2016
Net Expense Ratio	1.32% [a]
Total Net Assets (000s)	$540

RETIREMENT CLASS

Fund #	2539
Cusip	411512536
Ticker	HNISX
Inception Date	02/01/2016
Net Expense Ratio	0.87% [a]
Total Net Assets (000s)	$7,671

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	19	25
Weighted Average Market Cap (MM)	$3,385	$2,861
Price/Earning Ratio (P/E)	23.3x	20.9x
Price/Book Ratio (P/B)	3.5x	2.4x
Beta vs. MSCI EAFE Small Cap (ND) Index	0.77	N/A
Portfolio Turnover (Year Ended 10/31/2017)	44%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
34

Harbor International Small Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor International Small Cap Fund
Institutional Class	30.59%	N/A	21.55%	02/01/2016	$70,324
Administrative Class	30.25	N/A	21.24	02/01/2016	70,009
Investor Class	30.10	N/A	21.09	02/01/2016	69,863
Retirement Class	30.67	N/A	21.59	02/01/2016	70,363
Comparative Index
MSCI EAFE Small Cap (ND)	27.51%	N/A	21.94%	—	$70,723
As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.56% (Gross) (Institutional Class); 1.20% (Net) and 2.81% (Gross) (Administrative Class); 1.32% (Net) and 2.93% (Gross) (Investor Class); and 0.87% (Net) and 2.48% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
35

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 2.5%)
COMMON STOCKS—97.5%
Shares		Value
AUTO COMPONENTS—2.8%
8,400	Nifco Inc. (JP)	$ 548
23,494	Saf-Holland SA (LUX)	466
338,000	Xinyi Glass Holdings Ltd. (HK)	328
		1,342
BANKS—2.5%
106,000	Fukuoka Financial Group Inc. (JP)	547
18,300	Suruga Bank Ltd. (JP)	417
10,611	TBC Bank Group plc (UK)*	241
		1,205
CAPITAL MARKETS—2.3%
9,299	Euronext NV (NET)	553
42,691	Intermediate Capital Group plc (UK)	551
		1,104
CHEMICALS—4.3%
93,180	Incitec Pivot Ltd. (AUS)	273
10,700	Kansai Paint Co. Ltd. (JP)	275
69,851	Nufarm Ltd. (AUS)	486
45,000	Okamoto Industries Inc. (JP)	490
81,219	Synthomer plc (UK)	528
		2,052
COMMERCIAL SERVICES & SUPPLIES—6.0%
14,200	AEON Delight Co. Ltd. (JP)	532
62,456	Bravida Holding AB (SW)	426
50,813	HomeServe plc (UK)	578
14,417	Intrum Justitia AB (SW)	505
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
104,046	Prosegur Cash SA (SP)*	$ 339
19,500	Sato Holdings Corp. (JP)	475
		2,855
COMMUNICATIONS EQUIPMENT—1.1%
23,479	Ascom Holding AG (SWS)	537
CONSTRUCTION & ENGINEERING—3.1%
6,881	FLSmidth & Co. (DEN)	472
14,400	Kyudenko Corp. (JP)	636
68,068	Maire Tecnimont SpA (IT)	381
		1,489
CONSTRUCTION MATERIALS—1.0%
17,616	Wienerberger AG (AUT)	452
CONSUMER FINANCE—2.6%
91,739	Arrow Global Group plc (UK)	517
3,027	Cembra Money Bank AG (SWS)*	271
28,080	Credit Corp. Group Ltd. (AUS)	432
		1,220
CONTAINERS & PACKAGING—2.9%
62,139	DS Smith plc (UK)	430
119,860	Orora Ltd. (AUS)	312
50,248	RPC Group plc (UK)	629
		1,371
DIVERSIFIED CONSUMER SERVICES—1.0%
14,585	Dignity plc (UK)	470
DIVERSIFIED FINANCIAL SERVICES—0.7%
5,347	KBC Ancora (BEL)*	319
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
38,621	Infrastrutture Wireless Italiane SpA (IT)*	264
ELECTRICAL EQUIPMENT—0.9%
8,100	Mabuchi Motor Co. Ltd. (JP)	425
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
2,944	Barco NV (BEL)	302
7,300	Iriso Electronics Co. Ltd. (JP)	412
13,000	Shimadzu Corp. (JP)	270
		984
ENERGY EQUIPMENT & SERVICES—0.9%
18,771	TGS-NOPEC Geophysical Co. (NOR)	432
FOOD & STAPLES RETAILING—1.0%
18,099	MARR SpA (IT)	462
FOOD PRODUCTS—4.0%
6,679	AAK AB (SW)	540
105,913	Costa Group Holdings Ltd. (AUS)	504
7,900	Ezaki Glico Co. Ltd. (JP)	438
50,212	Tate & Lyle plc (UK)	431
		1,913
HEALTH CARE EQUIPMENT & SUPPLIES—1.9%
9,901	Carl Zeiss Meditec AG (GER)	528
4,209	Diasorin SpA (IT)	383
		911

36

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—3.9%
34,642	Amplifon SpA (IT)	$ 526
36,578	Attendo AB (SW)	430
9,012	NMC Health plc (UK)	346
42,991	UDG Healthcare plc (IE)	528
		1,830
HEALTH CARE TECHNOLOGY—0.5%
4,286	CompuGroup Medical SE (GER)	247
HOTELS, RESTAURANTS & LEISURE—3.0%
84,808	Dalata Hotel Group plc (IE)*	529
7,840	Elior Group SA (FR)	223
84,952	SSP Group plc (UK)	660
		1,412
HOUSEHOLD DURABLES—1.7%
30,939	GUD Holdings Ltd. (AUS)	283
31,200	Sumitomo Forestry Co. Ltd. (JP)	525
		808
HOUSEHOLD PRODUCTS—2.0%
165,185	McBride plc (UK)*	472
13,700	Pigeon Corp. (JP)	486
		958
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.8%
40,600	Erex Co. Ltd. (JP)	402
INDUSTRIAL CONGLOMERATES—0.4%
987	Daetwyler Holding AG (SWS)	166
INSURANCE—2.2%
78,086	Beazley plc (UK)	524
59,730	Storebrand ASA (NOR)*	511
		1,035
IT SERVICES—3.2%
80,308	Link Administration Holdings Ltd. (AUS)	507
10,900	SCSK Corp. (JP)	470
11,186	Worldline SA (FR)*	547
		1,524
LEISURE PRODUCTS—1.0%
21,144	Thule Group AB (SW)	473
LIFE SCIENCES TOOLS & SERVICES—1.0%
5,827	Gerresheimer AG (GER)	466
MACHINERY—11.5%
7,678	Cargotec OYJ (FIN)	453
21,300	CKD Corp. (JP)	420
8,200	Daifuku Co. Ltd. (JP)	400
136,000	Haitian International Holdings Ltd. (CYM )	407
2,900	Hoshizaki Corp. (JP)	274
14,800	Minebea Mitsumi Inc. (JP)	271
93,121	Morgan Advanced Materials plc (UK)	388
15,000	Nabtesco Corp. (JP)	596
22,800	OSG Corp. (JP)	494
4,014	SFS Group AG (SWS)*	476
2,798	Stabilus SA (GER)*	256
15,300	THK Co. Ltd. (JP)*	558
23,208	Valmet OYJ (FIN)	450
		5,443
COMMON STOCKS—Continued
Shares		Value
MEDIA—2.4%
53,759	Ascential plc (UK)	$ 240
53,095	Cineworld Group plc (UK)	468
6,550	Kinepolis Group NV (BEL)	443
		1,151
MULTILINE RETAIL—1.1%
97,226	B&M European Value Retail SA (LUX)	513
MULTI-UTILITIES—1.1%
155,667	Hera SpA (IT)	501
OIL, GAS & CONSUMABLE FUELS—0.6%
5,650	Gaztransport Et Technigaz SA (FR)	277
PERSONAL PRODUCTS—0.9%
11,545	Ontex Group NV (BEL)	406
PROFESSIONAL SERVICES—6.0%
34,188	Applus Services SA (SP)	478
4,563	DKSH Holding AG (SWS)	383
12,600	Nihon M&A Center Inc. (JP)	603
22,200	Persol Holdings Co Ltd. (JP)	550
12,000	TechnoPro Holdings Inc. (JP)	550
1,805	Teleperformance (FR)	264
		2,828
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
4,598	Nexity SA (FR)	283
27,100	Relo Group Inc. (JP)	671
		954
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
8,568	ASM International NV (NET)	574
SOFTWARE—1.8%
67,080	Sophos Group plc (UK)	553
2,660	Temenos Group AG (SWS)	307
		860
SPECIALTY RETAIL—3.1%
9,700	ABC-Mart Inc. (JP)	489
4,000	Hikari Tsushin Inc. (JP)	518
100,473	JD Sports Fashion plc (UK)	477
		1,484
TEXTILES, APPAREL & LUXURY GOODS—0.7%
77,700	Samsonite International SA (HK)	325
THRIFTS & MORTGAGE FINANCE—1.0%
11,753	Aareal Bank AG (GER)	489
TRADING COMPANIES & DISTRIBUTORS—2.7%
33,776	Ahlsell AB (SW)*	223
8,743	IMCD Group NV (NET)	550
15,600	Kanamoto Co. Ltd. (JP)	513
		1,286
TOTAL COMMON STOCKS
(Cost $38,702)		46,219

37

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

PREFERRED STOCKS—0.0%
Shares		Value
(Cost $6)
HOUSEHOLD PRODUCTS—0.0%
4,790,365	McBride plc (UK)*	$ 6[x]

SHORT-TERM INVESTMENTS—3.4%
(Cost $1,634)
Principal Amount
REPURCHASE AGREEMENTS
$1,634	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (market value $1,669)	1,634
TOTAL INVESTMENTS—100.9%
(Cost $40,342)		47,859
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.9)%		(459)
TOTAL NET ASSETS—100.0%		$47,400
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$28,106	$—	$28,106
Latin America	—	407	—	407
Pacific Basin	—	17,706	—	17,706
Preferred Stocks
Europe	—	—	6	6
Short-Term Investments
Repurchase Agreements	—	1,634	—	1,634
Total Investments in Securities	$—	$47,853	$ 6	$47,859
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Preferred Stocks	$2	$6	$(2)	$—	$—	$—	$—	$—	$6
There were no transfers between levels during the year.
38

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
McBride plc (UK)*	$6	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per invesstment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
39

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Manager
Sunil H. Thakor, CFA
Since 2017
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Management’s Discussion of
Fund Performance
Market Review
Global equities steamed ahead in the second and third quarter amid robust earnings and low volatility. U.S. large cap growth continues to outperform value, as consumer confidence remains on an upward trend and the economy steadily grows. The U.S. posted its strongest quarterly GDP growth in over two years, with support from consumer spending and business activity. Additionally, the U.S. Federal Reserve’s decision to maintain low interest rates combined with possible expansionary U.S. fiscal policy are creating tailwinds for stocks of U.S. businesses.
The global macroeconomic picture appears healthy. The Organization for Economic Cooperation and Development (OECD) reported that all 45 countries that it tracks will grow this year—the first time since 2007. Remarkably, 33 are expected to accelerate their growth over the prior year. In Europe, economic confidence is at a 10-year high and unemployment is at an 8-year low. The Japanese economy is growing at a healthy 4 percent rate, and growth expectations in emerging markets economies are improving. Firming economic data in China supported gains, while a weaker U.S. dollar, accommodative global monetary policy, and higher oil prices bolstered emerging market equities.
Performance
During the period from November 1, 2016 to February 28, 2017, the Fund’s performance was negatively impacted by its holdings in Domino’s Pizza Enterprises and Anheuser-Busch Inbev. On March 1, 2017, Sands Capital Management was appointed subadviser to the Fund. For the year ended October 31, 2017, the Fund returned 24.74% (Institutional Class), 24.48% (Administrative Class), 24.28% (Investor Class), and 24.84% (Retirement Class) versus the 23.20% return for the MSCI All Country World (ND). We believe that strong business fundamentals were the primary drivers of investment results, backed by a supportive macroeconomic environment. Many of the businesses beat expectations or underpinned what we expect to be continued long-term, above-average growth.
On an absolute basis, the largest contributors to investment results were Alibaba, Safran, Tencent, Taiwan Semiconductor, and Visa. We believe Alibaba’s recent efforts to set a clear standard of service, improve logistics, and overhaul its advertising system have translated into strong overall business performance and are expected to lead to higher, more sustainable growth over time. The Fund’s strong contributions from other holdings such as Safran, a global leader in aerospace, and Visa, a global payments processing company, reflect its focus on global companies with strong competitive positions.
On an absolute basis, the largest detractors to investment results were Allergan, Celgene, O’Reilly Automotive, Nike, and Ross Stores. Shares of Nike sold off after its wholesale partners reported poor quarterly business results. While this news weighed on Nike’s share price, it did not affect our outlook for the business. The company’s direct-to-consumer (DTC) and international businesses are what matter most to us over the long-term. Nike’s recent results demonstrate strong progress in both these areas, with DTC and China each growing in excess of 10 percent over the prior year. E-commerce was a particular bright spot within DTC, reporting yearly sales growth near 20 percent. Longer-term, we expect Nike’s continued shift toward DTC and international expansion to sustain above-average annualized earnings growth.
Outlook & Strategy
We seek to identify leading growth businesses for the Fund that we believe meet six investment criteria. They are: sustainable, above-average earnings growth; leadership position in a promising business space; significant competitive advantages or unique business franchise; clear mission and value-added focus; financial strength; and rational valuation relative to the market and business prospects. The criteria tend to lead us to innovative companies whose above-average growth is supported by powerful secular tailwinds. Typically, these growth companies are in the Consumer, Technology, and Healthcare sectors.
40

Harbor Global Leaders Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Visa Inc.	4.9%
TransDigm Group Inc.	4.5%
Alibaba Group Holding Ltd. ADR	4.3%
HDFC Bank Ltd. ADR	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.0%
Alimentation Couche-Tard Inc.	3.9%
Safran SA	3.8%
American Tower Corp.	3.7%
Starbucks Corp.	3.5%
Zoetis Inc.	3.3%
We are optimistic about the health and growth of the businesses owned in the Fund. Regardless of changes in the macroeconomic environment, we believe these businesses are capable of producing above-average growth over the long-term.

This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
41

Harbor Global Leaders Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030
Cusip	411512874
Ticker	HGGAX
Inception Date	03/01/2009
Net Expense Ratio	0.90% [a]
Total Net Assets (000s)	$29,034

ADMINISTRATIVE CLASS

Fund #	2230
Cusip	411512866
Ticker	HRGAX
Inception Date	03/01/2009
Net Expense Ratio	1.15% [a]
Total Net Assets (000s)	$1,204

INVESTOR CLASS

Fund #	2430
Cusip	411512858
Ticker	HGGIX
Inception Date	03/01/2009
Net Expense Ratio	1.27% [a]
Total Net Assets (000s)	$11,364

RETIREMENT CLASS

Fund #	2530
Cusip	411512411
Ticker	HNGIX
Inception Date	03/01/2016
Net Expense Ratio	0.83% [a]
Total Net Assets (000s)	$4,376

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	11	49
Weighted Average Market Cap (MM)	$115,715	$128,789
Price/Earning Ratio (P/E)	31.9x	23.0x
Price/Book Ratio (P/B)	6.6x	3.2x
Beta vs. MSCI All Country World (ND) Index	0.95	N/A
Portfolio Turnover (Year Ended 10/31/2017)	123%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
42

Harbor Global Leaders Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2009 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Fund
Harbor Global Leaders Fund
Institutional Class	24.74%	13.11%	17.40%	03/01/2009	$200,956
Administrative Class	24.48	12.82	17.11	03/01/2009	196,671
Investor Class	24.28	12.69	16.97	03/01/2009	194,601
Retirement Class[1]	24.84	13.13	17.41	03/01/2016	201,114
Comparative Index
MSCI All Country World (ND)[2]	23.20%	10.80%	14.31%	—	$159,468
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.05% (Gross) (Institutional Class); 1.15% (Net) and 1.30% (Gross) (Administrative Class); 1.27% (Net) and 1.42% (Gross) (Investor Class); and 0.82% (Net) and 0.97% (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2	The “Life of Fund” return and “Final Value of $50,000 Investment” as shown reflects the period 03/01/2009 through 10/31/2017.
43

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 0.8%)
COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—8.2%
16,300	Safran SA (FR)	$ 1,717
7,465	TransDigm Group Inc. (US)	2,071
		3,788
BANKS—4.0%
19,700	HDFC Bank Ltd. ADR (IND)[1]	1,818
BEVERAGES—2.3%
12,020	Fomento Economico Mexicano SAB de CV ADR (MEX)[1]	1,055
BIOTECHNOLOGY—1.8%
8,075	Celgene Corp. (US)*	815
CAPITAL MARKETS—5.2%
21,200	Intercontinental Exchange Inc. (US)	1,401
6,950	Moody's Corp. (US)	990
		2,391
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
2,490	Keyence Corp. (JP)	1,382
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
11,800	American Tower Corp. (US)	1,695
FOOD & STAPLES RETAILING—3.9%
38,675	Alimentation Couche-Tard Inc. (CAN)	1,813
HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
8,450	Essilor International SA (FR)	1,070
HEALTH CARE PROVIDERS & SERVICES—2.7%
12,800	Fresenius Medical Care AG & Co. KGaA (GER)	1,239
HOTELS, RESTAURANTS & LEISURE—5.6%
208,800	Sands China Ltd. (CHN)	985
29,295	Starbucks Corp. (US)	1,607
		2,592
INTERNET & DIRECT MARKETING RETAIL—2.8%
675	Priceline Group Inc. (US)*	1,291
INTERNET SOFTWARE & SERVICES—11.1%
10,650	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,969
1,375	Alphabet Inc. Class A (US)*	1,421
COMMON STOCKS—Continued
Shares		Value
INTERNET SOFTWARE & SERVICES—Continued
11,850	Rightmove plc (UK)	$ 654
23,925	Tencent Holdings Ltd. (CHN)	1,075
		5,119
IT SERVICES—4.9%
20,339	Visa Inc. (US)	2,237
MEDIA—1.3%
13,450	Live Nation Entertainment Inc. (US)*	589
MULTILINE RETAIL—3.8%
12,950	Dollar General Corp. (US)	1,047
16,375	Don Quijote Holdings Co. Ltd. (JP)	687
		1,734
PHARMACEUTICALS—7.3%
5,540	Allergan plc (US)	982
14,250	Bristol-Myers Squibb Co. (US)	878
23,625	Zoetis Inc. (US)	1,508
		3,368
PROFESSIONAL SERVICES—4.4%
38,150	Recruit Holdings Co. Ltd. (JP)	935
12,975	Verisk Analytics Inc. (US)*	1,104
		2,039
ROAD & RAIL—1.8%
7,190	Union Pacific Corp. (US)	833
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
43,075	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,823
SOFTWARE—6.9%
8,190	Adobe Systems Inc. (US)*	1,435
9,570	Dassault Systemes SE (FR)	1,016
4,625	Intuit Inc. (US)	698
		3,149
SPECIALTY RETAIL—3.9%
24,025	Industria de Diseno Textil SA (SP)	898
14,200	Ross Stores Inc. (US)	902
		1,800
TEXTILES, APPAREL & LUXURY GOODS—4.3%
3,460	LVMH Moet Hennessy Louis Vuitton SE (FR)	1,032
16,950	NIKE Inc. (US)	932
		1,964
TOTAL COMMON STOCKS
(Cost $38,360)		45,604

44

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—0.9%
(Cost $415)
Principal Amount		Value
REPURCHASE AGREEMENTS
$415	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $426)	$ 415
TOTAL INVESTMENTS—100.1%
(Cost $38,775)		46,019
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(41)
TOTAL NET ASSETS—100.0%		$45,978
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 7,626	$—	$ 7,626
Latin America	1,055	—	—	1,055
Middle East/Central Asia	1,818	—	—	1,818
North America	26,249	—	—	26,249
Pacific Basin	3,792	5,064	—	8,856
Short-Term Investments
Repurchase Agreements	—	415	—	415
Total Investments in Securities	$32,914	$13,105	$—	$46,019
There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
45

Harbor Emerging Markets Equity Fund
Managers' Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank Carroll
Since 2013
Tim Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank Carroll

Tim Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging market equities performed well during the twelve months-ended October 31, 2017. Stronger-than-expected economic growth, rising earnings expectations, strengthening currencies and several individual country factors contributed to the emerging markets’ strength.
Expectations of stronger growth in the U.S. and Europe, in addition to continued growth in China, supported commodity prices and raised hopes for an acceleration of global trade growth. Consensus 2017 earnings estimates for emerging markets companies were raised continuously during this period, largely on the back of upward revisions relating to technology, materials and energy companies. This is in sharp contrast to the prior five years, when earnings expectations were revised downward during the early part of each calendar year. President Trump’s victory initially triggered a U.S. dollar rally, particularly against the currencies of countries perceived to be most vulnerable to trade restrictions, such as the Mexican peso. However, the U.S. dollar peaked in December and subsequently declined relative to developed and most emerging markets currencies. The Mexican peso fell sharply after the election but rallied as fears about the North American Free Trade Agreement’s (NAFTA) future diminished.
Nearly all markets were positive during the period. China performed well thanks to strong economic and company data, slowing capital outflows, and a stable currency. South Korea benefited from strong foreign fund inflows, positive earnings revisions, particularly in the technology sector, and relieved political concerns with the conclusion of President Park’s impeachment process. India fell sharply in November after the government demonetized large currency notes in an effort to tax its informal economy, but recovered nicely as the growth impact of demonetization was less than feared, and after the ruling Bharatiya Janata Party’s (BJP) victories in state elections. Russia rallied sharply early in the period on oil-price strength and potentially better relations with the U.S. under a Trump administration; however, this performance trailed off after the oil price faded, a stronger ruble crimped exporters’ profit margins and concerns were raised over Russian collusion in the U.S. presidential elections.
According to data compiled by Emerging Portfolio Fund Research (EPFR), emerging markets funds experienced strong positive inflows. After many years of heavy outflows, this stretch of positive inflows has been a welcome development and an encouraging sign for the markets.
Performance
The Harbor Emerging Markets Equity Fund returned 27.54% (Institutional Class), 27.04% (Administrative Class), 27.00% (Investor Class), and 27.62% (Retirement Class) for the twelve-months ended October 31, 2017, compared to the 26.45% return of the MSCI Emerging Markets (ND) Index. The Fund’s performance during the year was primarily driven by strong stock selection in Brazil, South Korea, Russia and India, while stock selection in China hurt relative performance. We were helped by our overweight exposures to China and our avoidance of Malaysia, but our overweight to Brazil detracted from performance. By sector, strong stock selection among Consumer Discretionary, Financials, Energy and Information Technology contributed positively, while selection among Materials and Real Estate detracted.
Outlook & Strategy
Emerging markets equities have performed very well since early 2016 and the asset class is attracting inflows. Valuations are not stretched, as price-to-book value and price-to-earnings multiples are near the asset class’s long-term averages. They also continue to represent discounts to developed markets. Earnings revisions continued to be strong through the second quarter
46

Harbor Emerging Markets Equity Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	6.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6.1%
Tencent Holdings Ltd.	5.1%
Alibaba Group Holding Ltd. ADR	4.5%
Itau Unibanco Holding SA ADR	3.3%
China Construction Bank Corp.	3.1%
ICICI Bank Ltd. ADR	2.7%
Vale SA ADR	2.7%
China Overseas Land & Investment Ltd.	2.4%
China Pacific Insurance Group Co. Ltd.	2.1%
reporting season, traditionally the weakest time of the year for emerging markets earnings revisions. Technology stocks have dominated the upward revisions, but there was some broadening out to other sectors during the quarter.
We approach investing from a bottom-up perspective. We analyze a company’s fundamentals and weigh our conclusions against the valuation the market places on the stock. We are value-biased but try to remain flexible and opportunistic; we may own some growth stocks that we believe in even though valuations might make us uncomfortable. We believe lower valuations reflect lower expectations, and therefore create a margin of safety when we identify a company we think will beat consensus expectations. There was a major style shift in emerging markets equities during the early part of the fiscal year. Value stocks outperformed sharply from the market trough, while high-quality, defensive growth stocks trailed the benchmark. Growth stocks shifted back into favor and outperformed value during the last six months of this twelve-month period. The Fund currently has a portfolio of stocks that we believe are attractively valued, have strong balance sheets and generate strong free cash flows.
The Fund holds a significant overweight exposure to Financials and a smaller overweight to Materials and Energy. We believe there is significant upside to emerging markets Financials given their low prevailing valuations, improving non-performing loan dynamics and unsynchronized but generally improving economic growth across most of the markets we invest in. The Fund remains underweight consumer names, largely on concerns about high valuation. By country, the Fund has significant overweight exposures to Brazil, China and Russia while underweight Korea, Taiwan and Malaysia.

This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
47

Harbor Emerging Markets Equity Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036
Cusip	411512692
Ticker	HAEMX
Inception Date	11/01/2013
Net Expense Ratio	1.15% [a]
Total Net Assets (000s)	$51,849

ADMINISTRATIVE CLASS

Fund #	2236
Cusip	411512684
Ticker	HREMX
Inception Date	11/01/2013
Net Expense Ratio	1.40% [a]
Total Net Assets (000s)	$275

INVESTOR CLASS

Fund #	2436
Cusip	411512676
Ticker	HIEEX
Inception Date	11/01/2013
Net Expense Ratio	1.52% [a]
Total Net Assets (000s)	$700

RETIREMENT CLASS

Fund #	2536
Cusip	411512395
Ticker	HNEMX
Inception Date	03/01/2016
Net Expense Ratio	1.08% [a]
Total Net Assets (000s)	$4,232

Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	15	27
Weighted Average Market Cap (MM)	$117,624	$97,576
Price/Earning Ratio (P/E)	16.0x	18.5x
Price/Book Ratio (P/B)	2.2x	2.6x
Beta vs. MSCI Emerging Markets (ND) Index	1.08	N/A
Portfolio Turnover (Year Ended 10/31/2017)	59%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
48

Harbor Emerging Markets Equity Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class	27.54%	N/A	2.70%	11/01/2013	$55,614
Administrative Class	27.04	N/A	2.42	11/01/2013	55,021
Investor Class	27.00	N/A	2.30	11/01/2013	54,769
Retirement Class[1]	27.62	N/A	2.71	03/01/2016	55,650
Comparative Index
MSCI Emerging Markets (ND)[2]	26.45%	N/A	4.41%	—	$59,424
As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 1.50% (Gross) (Institutional Class); 1.40% (Net) and 1.75% (Gross) (Administrative Class); 1.52% (Net) and 1.87% (Gross) (Investor Class); and 1.07% (Net) and 1.42% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2	The “Life of Fund” return and “Final Value of $50,000 Investment” shown reflects the period 11/01/2013 through 10/31/2017.
49

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments by Country (% of net assets)
(Excludes net cash and short-term investments of 1.5%)
COMMON STOCKS—98.3%
Shares		Value
AIRLINES—1.0%
22,694	Azul SA ADR (BR)*,1	$ 574
AUTOMOBILES—2.7%
330,000	Brilliance China Automotive Holdings Ltd. (CHN)	836
4,976	Hyundai Motor Co. (S. KOR)	716
		1,552
BANKS—22.0%
362,948	Alpha Bank AE (GRC)*	724
743,100	Bank Rakyat Indonesia Persero Tbk PT (IDR)	855
1,978,000	China Construction Bank Corp. (CHN)	1,768
194,000	China Merchants Bank Co. Ltd. (CHN)	741
93,337	Grupo Financiero Banorte SAB de CV (MEX)*	553
27,813	Hana Financial Group Inc. (S. KOR)	1,190
169,134	ICICI Bank Ltd. ADR (IND)[1]	1,548
1,351,000	Industrial & Commercial Bank of China Ltd. (CHN)	1,075
149,225	Itau Unibanco Holding SA ADR (BR)[1]	1,911
10,886	OTP Bank plc (HUN)	439
63,197	Sberbank of Russia PJSC ADR (RUS)[1]	907
208,607	Turkiye Halk Bankasi AS (TUR)	609
138,200	United Bank Ltd. (PAK)	235
		12,555
BEVERAGES—1.2%
106,227	AmBev SA ADR (BR)*,1	672
CAPITAL MARKETS—0.8%
522,000	China Galaxy Securities Co. Ltd. (CHN)	455
CHEMICALS—1.5%
231,334	Alpek SAB de CV (MEX)*	243
34,411	PhosAgro PJSC GDR (RUS)[2]	473
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,3	151 [x]
		867
CONSTRUCTION & ENGINEERING—1.1%
748,000	China Railway Group Ltd. (CHN)	601
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—3.9%
195,500	Anhui Conch Cement Co. Ltd. (CHN)	$ 838
77,435	Cemex SAB de CV ADR (MEX)*,1	628
567,700	Semen Indonesia Persero TBK PT (IDR)	456
1,829,800	West China Cement Ltd. (CHN)*	291
		2,213
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
2,098,000	China Telecom Corp. Ltd. (CHN)	1,052
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
57,406	Delta Electronics Inc. (TW)	276
161,000	Hon Hai Precision Industry Co. Ltd. (TW)	599
		875
ENERGY EQUIPMENT & SERVICES—0.7%
428,000	China Oilfield Services Ltd. (CHN)	380
FOOD PRODUCTS—2.8%
78,084	BRF SA ADR (BR)*,1	1,052
732,900	Charoen Pokphand Foods PCL (THA)	573
		1,625
HOTELS, RESTAURANTS & LEISURE—2.5%
49,192	China International Travel Service Corp. Ltd. (CHN)	307
52,145	CVC Brasil Operadora e Agencia de Viagens SA (BR)	689
90,418	Sands China Ltd. (CHN)	427
		1,423
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.5%
690,000	China Longyuan Power Group Corp. Ltd. (CHN)	512
1,784,400	Datang International Power Generation Co. Ltd. (CHN)*	602
692,000	Huadian Power International Corp. Ltd. (CHN)	287
		1,401
INSURANCE—3.3%
191,000	China Life Insurance Co. Ltd. (CHN)	633
249,400	China Pacific Insurance Group Co. Ltd. (CHN)	1,232
		1,865
INTERNET & DIRECT MARKETING RETAIL—1.1%
12,801	Ctrip.com International Ltd. ADR (CHN)*,1	613
INTERNET SOFTWARE & SERVICES—9.7%
14,025	Alibaba Group Holding Ltd. ADR (CHN)*,1	2,593
2,876	Sea Ltd. ADR (SGP)*,1	43
64,900	Tencent Holdings Ltd. (CHN)	2,917
		5,553
IT SERVICES—1.3%
18,560	Tata Consultancy Services Ltd. (IND)	751
MEDIA—1.7%
3,952	Naspers Ltd. (S. AFR)	963
METALS & MINING—4.3%
63,573	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	591
1,701	Polyus PJSC GDR (RUS)[2]	70
7,050	Polyus PJSC GDR (RUS)*,2,3	290
155,318	Vale SA ADR (BR)*,1	1,520
		2,471
OIL, GAS & CONSUMABLE FUELS—8.8%
204,500	China Shenhua Energy Co. Ltd. (CHN)	489
4,226	CNOOC Ltd. ADR (CHN)[1]	578

50

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
21,193	Lukoil PJSC ADR (RUS)[1]	$ 1,126
118,234	Petroleo Brasileiro SA ADR (BR)*,1	1,212
53,617	Reliance Industries Ltd. (IND)	782
151,615	Rosneft Oil Co PJSC GDR (RUS)[2]	831
		5,018
PERSONAL PRODUCTS—1.6%
3,203	Amorepacific Corp. (S. KOR)	899
PROFESSIONAL SERVICES—0.1%
6,435	L&T Technology Services Ltd. (IND)*,3	82
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
424,000	China Overseas Land & Investment Ltd. (CHN)	1,377
173,500	Shimao Property Holdings Ltd. (CHN)	363
		1,740
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.1%
81,685	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	3,458
2,231,000	United Microelectronics Corp. (TW)	1,151
		4,609
SPECIALTY RETAIL—1.0%
45,047	Mr Price Group Ltd. (S. AFR)	558
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.9%
1,587	Samsung Electronics Co. Ltd. (S. KOR)	3,912
THRIFTS & MORTGAGE FINANCE—1.1%
31,762	Indiabulls Housing Finance Ltd. (IND)	610
WIRELESS TELECOMMUNICATION SERVICES—0.3%
660,300	Sarana Menara Nusantara TBK PT (IDR)*	200
TOTAL COMMON STOCKS
(Cost $44,740)		56,089

PARTICIPATION (EQUITY LINKED) NOTES—0.2%
Principal Amount
BANKS—0.2%
	United Bank Ltd. (PAK)*,3
$57,045	$0.01––06/19/2019	97
OIL, GAS & CONSUMABLE FUELS—0.0%
	Reliance Industries Ltd. (IND)*
34	$0.01––07/10/2019	1
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $95)		98

SHORT-TERM INVESTMENTS—2.1%
(Cost $1,195)
Principal Amount		Value
REPURCHASE AGREEMENTS
$1,195	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,224)	$ 1,195
TOTAL INVESTMENTS—100.6%
(Cost $46,030)		57,382
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(326)
TOTAL NET ASSETS—100.0%		$57,056

51

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 591	$ 1,521	$ —	$ 2,112
Europe	—	5,468	—	5,468
Latin America	9,099	—	—	9,099
Middle East/Central Asia	1,548	2,460	—	4,008
Pacific Basin	7,242	28,009	151	35,402
Participation (Equity Linked) Notes
Middle East/Central Asia	—	98	—	98
Short-Term Investments
Repurchase Agreements	—	1,195	—	1,195
Total Investments in Securities	$18,480	$38,751	$151	$57,382
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Common Stocks	$242	$—	$—	$—	$—	$(91)	$—	$—	$151
Of the Level 2 investments presented above, certain Common Stocks valued at $82,000 were catorgized in Level 1 at October 31, 2016. Transfers from Level 1 to Level 2 were a result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (CHN)*	$151	Market Approach	Liquidity Discount	HK$ 0.44
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $620,000 or 1% of net assets.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Common Stocks.	$(361)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input
HK$	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
52

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53

Harbor International & Global Funds
StatementS of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$23,407,020	$285,816	$342,430	$40,342	$38,775	$46,030
Investments, at value(Including securities loaned of $426,931, $0, $6,410, $0, $0, and $0)	$32,394,298	$313,765	$407,927	$46,225	$45,604	$56,187
Repurchase agreements	279,781	7,782	1,434	1,634	415	1,195
Cash	6	1	1	—	—	1
Foreign currency, at value (cost: $30,251,$1,311,$0,$0, $21 and $0)	30,264	1,302	—	—	21	—
Receivables for:
Investments sold	114,905	18	—	—	—	—
Foreign currency spot contracts	354	—	—	—	—	—
Capital shares sold	9,654	287	58	3	6	1
Dividends	35,936	653	679	76	20	49
Interest	112	—	—	—	—	—
Securities lending income	24	—	5	—	—	—
Purchased options, at value (cost: $14,434,$1,$0,$0,$0 and $0)	10,999	8	—	—	—	—
Withholding tax	33,917	128	448	17	20	—
Prepaid registration fees	47	34	33	9	10	35
Other assets	3,028	68	115	—	53	17
Total Assets	32,913,325	324,046	410,700	47,964	46,149	57,485
LIABILITIES
Payables for:
Investments purchased	121,882	115	—	490	88	235
Foreign currency spot contracts	220	—	—	1	—	—
Capital shares reacquired	49,506	58	1,107	—	15	12
Collateral for securities loaned	450,733	—	6,723	—	—	—
Accrued expenses:
Management fees	18,907	203	251	32	29	46
12b-1 fees	473	1	3	—	3	—
Transfer agent fees	2,249	17	27	3	4	4
Trustees' fees and expenses	223	1	2	—	—	—
Other	13,025	231	301	38	32	132
Total Liabilities	657,218	626	8,414	564	171	429
NET ASSETS	$32,256,107	$323,420	$402,286	$47,400	$45,978	$57,056
Net Assets Consist of:
Paid-in capital	$21,580,451	$277,610	$333,424	$39,336	$34,759	$52,007
Accumulated undistributed net investment income/(loss)	255,234	2,412	2,739	149	15	414
Accumulated net realized gain/(loss)	1,156,655	7,705	(727)	398	3,960	(6,644)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,267,202	35,685	66,850	7,517	7,244	11,279
Unrealized appreciation/(depreciation) of other financial instruments	(3,435)	8	—	—	—	—
	$32,256,107	$323,420	$402,286	$47,400	$45,978	$57,056
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$27,401,853	$225,473	$362,035	$38,818	$29,034	$51,849
Shares of beneficial interest[1]	392,035	19,129	23,069	2,793	1,147	4,788
Net asset value per share[2]	$ 69.90	$ 11.79	$ 15.69	$ 13.90	$ 25.31	$ 10.83
Administrative Class
Net assets	$ 398,584	$ 310	$ 466	$ 371	$ 1,204	$ 275
Shares of beneficial interest[1]	5,729	26	30	27	48	25
Net asset value per share[2]	$ 69.57	$ 11.76	$ 15.67	$ 13.87	$ 24.97	$ 10.80
Investor Class
Net assets	$ 1,798,228	$ 5,195	$ 14,913	$ 540	$11,364	$ 700
Shares of beneficial interest[1]	26,009	444	958	39	460	65
Net asset value per share[2]	$ 69.14	$ 11.71	$ 15.57	$ 13.86	$ 24.72	$ 10.78
Retirement Class
Net assets	$ 2,657,442	$ 92,442	$ 24,872	$ 7,671	$ 4,376	$ 4,232
Shares of beneficial interest[1]	38,012	7,842	1,583	552	173	391
Net asset value per share[2]	$ 69.91	$ 11.79	$ 15.71	$ 13.90	$ 25.33	$ 10.83

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

54

Harbor International & Global Funds
StatementS of Operations—Year Ended October 31, 2017

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 851,906	$ 5,929	$ 6,680	$ 496	$ 445	$ 1,245
Net securities lending income	4,130	1	28	1	2	—
Interest	5,718	4	4	1	1	1
Foreign taxes withheld	(72,582)	(497)	(654)	(46)	(28)	(144)
Total Investment Income	789,172	5,437	6,058	452	420	1,102
Operating Expenses
Management fees	235,554	1,689	2,555	220	302	449
12b-1 fees:
Administrative Class	1,139	1	1	1	3	1
Investor Class	4,948	8	35	1	24	2
Shareholder communications	3,533	23	30	5	7	5
Custodian fees	7,716	388	124	43	24	86
Transfer agent fees:
Institutional Class	26,237	170	271	21	23	38
Administrative Class	395	—	—	—	1	—
Investor Class	4,089	7	29	1	19	1
Retirement Class	222	3	2	—	—	—
Professional fees	1,022	36	18	9	41	20
Trustees' fees and expenses	1,004	6	9	1	1	1
Registration fees	232	60	62	57	65	61
Miscellaneous	358	13	14	11	11	11
Total expenses	286,449	2,404	3,150	370	521	675
Management fees waived	(2,078)	—	—	—	—	—
Transfer agent fees waived	(3,020)	(18)	(30)	(3)	(3)	(4)
Other expenses reimbursed	—	(479)	(184)	(120)	(120)	(127)
Net expenses	281,351	1,907	2,936	247	398	544
Net Investment Income/(Loss)	507,821	3,530	3,122	205	22	558
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments (net of foreign capital gains tax: $0, $43, $2, $0, $0, and $24)	1,794,073	12,678	7,691	793	6,970	2,362
Purchased options	—	—	—	11	—	—
Foreign currency transactions	(9,684)	(84)	(87)	(7)	(4)	(19)
Redemption in-kind	174,061	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments (net of foreign capital gains tax accrual: $0, $37, $70, $0, $0, and $73)	3,299,483	30,597	62,983	6,182	1,806	8,546
Purchased options	1,652	8	—	—	—	—
Translations of assets and liabilities in foreign currencies	3,179	9	18	1	1	—
Net gain/(loss) on investment transactions	5,262,764	43,208	70,605	6,980	8,773	10,889
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,770,585	$46,738	$73,727	$7,185	$8,795	$11,447
The accompanying notes are an integral part of the Financial Statements.

55

[THIS PAGE INTENTIONALLY LEFT BLANK]
56

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 507,821	$ 647,931	$ 3,530	$ 2,348	$ 3,122	$ 3,803
Net realized gain/(loss) on investments	1,958,450	(101,090)	12,594	(2,906)	7,604	(4,939)
Change in net unrealized appreciation/(depreciation) of investments	3,304,314	(2,292,960)	30,614	5,079	63,001	8,148
Net increase/(decrease) in assets resulting from operations	5,770,585	(1,746,119)	46,738	4,521	73,727	7,012
Distributions to Shareholders
Net investment income:
Institutional Class	(621,061)	(663,480)	(2,150)	(21)	(3,507)	(2,643)
Administrative Class	(7,902)	(11,261)	(3)	—	(3)	(1)
Investor Class	(31,061)	(39,315)	(23)	—	(119)	(96)
Retirement Class	(16,825)	—	(24)	—	(32)	—
Net realized gain on investments:
Institutional Class	—	(1,087,932)	—	—	—	—
Administrative Class	—	(21,975)	—	—	—	—
Investor Class	—	(89,647)	—	—	—	—
Retirement Class	—	—	—	—	—	—
Total distributions to shareholders	(676,849)	(1,913,610)	(2,200)	(21)	(3,661)	(2,740)
Net Increase/(Decrease) Derived from Capital Share Transactions	(9,478,305)	(5,484,241)	126,258	148,124	38,423	18,757
Net increase/(decrease) in net assets	(4,384,569)	(9,143,970)	170,796	152,624	108,489	23,029
Net Assets
Beginning of period	36,640,676	45,784,646	152,624	—	293,797	270,768
End of period*	$32,256,107	$36,640,676	$323,420	$152,624	$402,286	$293,797
* Includes accumulated undistributed net investment income/(loss) of:	$ 255,234	$ 329,584	$ 2,412	$ 1,687	$ 2,739	$ 3,291

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through October 31, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$ 205	$ 177	$ 22	$ (33)	$ 558	$ 338
797	(338)	6,966	(2,275)	2,343	(5,773)
6,183	1,334	1,807	738	8,546	9,206
7,185	1,173	8,795	(1,570)	11,447	3,771

(197)	—	—	—	(397)	(339)
(2)	—	—	—	(2)	(1)
(2)	—	—	—	(4)	(2)
(7)	—	—	—	(16)	—

—	—	—	(1,124)	—	—
—	—	—	(37)	—	—
—	—	—	(446)	—	—
—	—	—	—	—	—
(208)	—	—	(1,607)	(419)	(342)
21,735	17,515	(1,913)	(7,020)	7,604	(7,535)
28,712	18,688	6,882	(10,197)	18,632	(4,106)

18,688	—	39,096	49,293	38,424	42,530
$47,400	$18,688	$45,978	$ 39,096	$57,056	$38,424
$ 149	$ 199	$ 15	$ (1)	$ 414	$ 319
58

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 3,763,185	$ 6,472,181	$ 174,975	$215,224	$ 71,320	$ 57,542
Reinvested distributions	537,811	1,536,571	2,114	21	3,417	2,591
Cost of shares reacquired	(14,157,214)	(12,709,358)	(141,031)	(69,472)	(53,734)	(40,817)
Cost of shares reacquired through redemption in-kind	(451,183)	—	—	—	—	—
Net increase/(decrease) in net assets	$(10,307,401)	$ (4,700,606)	$ 36,058	$145,773	$ 21,003	$ 19,316
Administrative Class
Net proceeds from sale of shares	$ 141,969	$ 120,940	$ 10	$ 253	$ 480	$ 367
Reinvested distributions	7,713	31,538	3	—	3	1
Cost of shares reacquired	(327,979)	(397,568)	—	—	(431)	(375)
Net increase/(decrease) in net assets	$ (178,297)	$ (245,090)	$ 13	$ 253	$ 52	$ (7)
Investor Class
Net proceeds from sale of shares	$ 230,111	$ 394,564	$ 4,689	$ 334	$ 2,335	$ 1,793
Reinvested distributions	30,486	126,893	23	—	117	95
Cost of shares reacquired	(942,361)	(1,797,732)	(574)	—	(3,837)	(4,556)
Net increase/(decrease) in net assets	$ (681,764)	$ (1,276,275)	$ 4,138	$ 334	$ (1,385)	$ (2,668)
Retirement Class
Net proceeds from sale of shares	$ 2,467,439	$ 785,702	$ 87,798	$ 1,780	$ 20,877	$ 2,316
Reinvested distributions	16,825	—	23	—	32	—
Cost of shares reacquired	(795,107)	(47,972)	(1,773)	(16)	(2,156)	(200)
Net increase/(decrease) in net assets	$ 1,689,157	$ 737,730	$ 86,048	$ 1,764	$ 18,753	$ 2,116

a	Commencement of operations
The accompanying notes are an integral part of the Financial Statements.

59

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through October 31, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$16,678	$16,564	$ 2,658	$ 2,664	$12,422	$ 4,774
197	—	—	1,101	397	339
(1,932)	(184)	(5,092)	(10,475)	(7,659)	(13,818)
—	—	—	—	—	—
$14,943	$16,380	$(2,434)	$ (6,710)	$ 5,160	$ (8,705)

$ 27	$ 245	$ 142	$ 297	$ —	$ —
2	—	—	37	2	1
—	—	(450)	(193)	—	—
$ 29	$ 245	$ (308)	$ 141	$ 2	$ 1

$ 135	$ 473	$ 2,647	$ 1,793	$ 637	$ 1,116
2	—	—	446	4	2
(1)	(198)	(3,934)	(4,323)	(566)	(1,092)
$ 136	$ 275	$(1,287)	$ (2,084)	$ 75	$ 26

$ 6,743	$ 615	$ 2,512	$ 1,732	$ 2,375	$ 1,162
7	—	—	—	15	—
(123)	—	(396)	(99)	(23)	(19)
$ 6,627	$ 615	$ 2,116	$ 1,633	$ 2,367	$ 1,143
60

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 2, 2015[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
SHARES
Institutional Class
Shares sold	58,718	109,758	16,414	22,533	5,171	4,573
Shares issued due to reinvestment of distributions	9,241	26,048	220	2	282	212
Shares reacquired	(219,793)	(212,523)	(12,889)	(7,151)	(3,920)	(3,274)
Shares reacquired through redemption in-kind	(6,735)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(158,569)	(76,717)	3,745	15,384	1,533	1,511
Beginning of period	550,604	627,321	15,384	—	21,536	20,025
End of period	392,035	550,604	19,129	15,384	23,069	21,536
Administrative Class
Shares sold	2,183	2,042	1	25	34	30
Shares issued due to reinvestment of distributions	133	536	—	—	—	—
Shares reacquired	(5,098)	(6,804)	—	—	(30)	(30)
Net increase/(decrease) in shares outstanding	(2,782)	(4,226)	1	25	4	—
Beginning of period	8,511	12,737	25	—	26	26
End of period	5,729	8,511	26	25	30	26
Investor Class
Shares sold	3,644	6,701	462	34	169	145
Shares issued due to reinvestment of distributions	528	2,169	3	—	10	8
Shares reacquired	(14,877)	(30,082)	(55)	—	(274)	(368)
Net increase/(decrease) in shares outstanding	(10,705)	(21,212)	410	34	(95)	(215)
Beginning of period	36,714	57,926	34	—	1,053	1,268
End of period	26,009	36,714	444	34	958	1,053
Retirement Class
Shares sold	37,073	13,062	7,818	185	1,542	198
Shares issued due to reinvestment of distributions	289	—	2	—	2	—
Shares reacquired	(11,616)	(796)	(161)	(2)	(144)	(15)
Net increase/(decrease) in shares outstanding	25,746	12,266	7,659	183	1,400	183
Beginning of period	12,266	—	183	0	183	—
End of period	38,012	12,266	7,842	183	1,583	183

a	Commencement of operations
The accompanying notes are an integral part of the Financial Statements.

61

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2016 through October 31, 2017	February 1, 2016[a] through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

1,303	1,644	120	130	1,328	653
19	—	—	52	48	46
(155)	(18)	(228)	(503)	(823)	(1,780)
—	—	—	—	—	—
1,167	1,626	(108)	(321)	553	(1,081)
1,626	—	1,255	1,576	4,235	5,316
2,793	1,626	1,147	1,255	4,788	4,235

2	25	6	14	—	—
—	—	—	2	—	—
—	—	(20)	(9)	—	—
2	25	(14)	7	—	—
25	—	62	55	25	25
27	25	48	62	25	25

12	47	111	89	64	154
—	—	—	21	1	—
—	(20)	(187)	(211)	(56)	(150)
12	27	(76)	(101)	9	4
27	—	536	637	56	52
39	27	460	536	65	56

504	58	106	89	237	157
1	—	—	—	2	—
(11)	—	(17)	(5)	(3)	(2)
494	58	89	84	236	155
58	—	84	—	155	—
552	58	173	84	391	155
62

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 60.30	$ 65.67	$ 68.09	$ 70.79	$ 59.12
Income from Investment Operations
Net investment income/(loss)[a]	0.97 [e]	0.99 [e]	1.22 [e]	1.25	1.24
Net realized and unrealized gains/(losses) on investments	9.79	(3.51)	(2.22)	(2.45)	11.69
Total from investment operations	10.76	(2.52)	(1.00)	(1.20)	12.93
Less Distributions
Dividends from net investment income	(1.16)	(1.08)	(1.42)	(1.50)	(1.26)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—
Total distributions	(1.16)	(2.85)	(1.42)	(1.50)	(1.26)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	69.90	60.30	65.67	68.09	70.79
Net assets end of period (000s)	$27,401,853	$33,201,899	$41,195,827	$43,385,100	$39,828,959
Ratios and Supplemental Data (%)
Total return[b]	18.24%	(3.74)%	(1.48)%	(1.69)%	22.19%
Ratio of total expenses to average net assets[2]	0.81	0.79	0.76	0.76	0.76
Ratio of net expenses to average net assets[a]	0.80	0.77	0.74	0.73	0.74
Ratio of net investment income to average net assets[a]	1.51	1.66	1.80	1.78	1.96
Portfolio turnover	13	14	25	11	10

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 59.61	$ 64.86	$ 67.23	$ 69.92	$ 58.42
Income from Investment Operations
Net investment income/(loss)[a]	0.72 [e]	0.73 [e]	0.96 [e]	1.07	1.01
Net realized and unrealized gains/(losses) on investments	9.71	(3.43)	(2.19)	(2.51)	11.54
Total from investment operations	10.43	(2.70)	(1.23)	(1.44)	12.55
Less Distributions
Dividends from net investment income	(0.90)	(0.78)	(1.14)	(1.25)	(1.05)
Distributions from net realized capital gains[1]	—	(1.77)	—	—	—
Total distributions	(0.90)	(2.55)	(1.14)	(1.25)	(1.05)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	69.14	59.61	64.86	67.23	69.92
Net assets end of period (000s)	$ 1,798,228	$ 2,188,360	$ 3,756,852	$ 4,786,270	$ 5,279,866
Ratios and Supplemental Data (%)
Total return[b]	17.79%	(4.09)%	(1.84)%	(2.05)%	21.76%
Ratio of total expenses to average net assets[2]	1.18	1.16	1.13	1.13	1.13
Ratio of net expenses to average net assets[a]	1.17	1.14	1.11	1.10	1.11
Ratio of net investment income to average net assets[a]	1.13	1.23	1.43	1.46	1.60
Portfolio turnover	13	14	25	11	10
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class
2017	2016	2015	2014	2013
$ 59.99	$ 65.32	$ 67.48	$ 70.18	$ 58.63

0.79 [e]	0.79 [e]	1.04 [e]	1.91 [i]	1.03
9.77	(3.44)	(2.20)	(3.27)	11.63
10.56	(2.65)	(1.16)	(1.36)	12.66

(0.98)	(0.91)	(1.00)	(1.34)	(1.11)
—	(1.77)	—	—	—
(0.98)	(2.68)	(1.00)	(1.34)	(1.11)
—	—	—	—	— *
69.57	59.99	65.32	67.48	70.18
$398,584	$510,575	$831,967	$961,478	$2,896,387

17.93%	(3.97)%	(1.73)%	(1.93)%	21.87%
1.06	1.04	1.01	1.01	1.01
1.05	1.02	0.99	0.98	0.99
1.22	1.33	1.54	1.85	1.66
13	14	25	11	10

Retirement Class
2017	2016 [f]
$ 60.32	$ 57.14

0.94 [e]	0.68 [e]
9.85	2.50
10.79	3.18

(1.20)	—
—	—
(1.20)	—
—	—
69.91	60.32
$2,657,442	$739,842

18.30%	5.57% [c]
0.74	0.75 [d]
0.73	0.72 [d]
1.42	1.68 [d]
13	14
64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class		Administrative Class
Year Ended October 31,	2017	2016 [g]	2017	2016 [g]
Net asset value beginning of period	$ 9.77	$ 10.00	$ 9.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.20 [e]	0.14 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	1.98	(0.42)	1.97	(0.38)
Total from investment operations	2.15	(0.22)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.13)	(0.01)	(0.10)	— *
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.13)	(0.01)	(0.10)	— *
Net asset value end of period	11.79	9.77	11.76	9.75
Net assets end of period (000s)	$225,473	$150,263	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	22.29%	(2.25)% [c]	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets[2]	1.07	1.22 [d]	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	0.85	0.85 [d]	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	1.59	2.13 [d]	1.29	1.39 [d]
Portfolio turnover	46	68 [c]	46	68 [c]

	Investor Class		Retirement Class
Year Ended October 31,	2017	2016 [g]	2017	2016 [f]
Net asset value beginning of period	$ 9.74	$ 10.00	$ 9.77	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [e]	0.12 [e]	0.14 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	1.96	(0.38)	2.01	0.50
Total from investment operations	2.10	(0.26)	2.15	0.56
Less Distributions
Dividends from net investment income	(0.13)	—	(0.13)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.13)	—	(0.13)	—
Net asset value end of period	11.71	9.74	11.79	9.77
Net assets end of period (000s)	$ 5,195	$ 329	$92,442	$1,786
Ratios and Supplemental Data (%)
Total return[b]	21.82%	(2.60)% [c]	22.35%	6.08% [c]
Ratio of total expenses to average net assets[2]	1.44	1.59 [d]	0.99	1.17 [d]
Ratio of net expenses to average net assets[a]	1.22	1.22 [d]	0.77	0.80 [d]
Ratio of net investment income to average net assets[a]	1.31	1.28 [d]	1.27	0.97 [d]
Portfolio turnover	46	68 [c]	46	68 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

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66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013 [j]
Net asset value beginning of period	$ 12.89	$ 12.71	$ 12.75	$ 13.01	$ 11.60
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.17 [e]	0.15 [e]	0.16	0.44
Net realized and unrealized gains/(losses) on investments	2.84	0.14	— *	(0.23)	1.67
Total from investment operations	2.97	0.31	0.15	(0.07)	2.11
Less Distributions
Dividends from net investment income	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.17)	(0.13)	(0.19)	(0.19)	(0.70)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	15.69	12.89	12.71	12.75	13.01
Net assets end of period (000s)	$362,035	$277,638	$254,461	$196,062	$196,412
Ratios and Supplemental Data (%)
Total return[b]	23.38%	2.46%	1.22%	(0.54)%	19.09%
Ratio of total expenses to average net assets[2]	0.91	0.90	0.89	0.88	0.93
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.85	0.89
Ratio of net investment income to average net assets[a]	0.92	1.36	1.19	1.23	1.38
Portfolio turnover	13	19	20	30	166

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013 [j]
Net asset value beginning of period	$ 12.79	$ 12.60	$ 12.64	$ 12.89	$ 11.50
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.12 [e]	0.10 [e]	— *	0.06
Net realized and unrealized gains/(losses) on investments	2.82	0.15	— *	(0.11)	1.99
Total from investment operations	2.89	0.27	0.10	(0.11)	2.05
Less Distributions
Dividends from net investment income	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.11)	(0.08)	(0.14)	(0.14)	(0.66)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	15.57	12.79	12.60	12.64	12.89
Net assets end of period (000s)	$ 14,913	$ 13,466	$ 15,978	$ 17,429	$ 20,458
Ratios and Supplemental Data (%)
Total return[b]	22.89%	2.15%	0.81%	(0.85)%	18.60%
Ratio of total expenses to average net assets[2]	1.28	1.27	1.26	1.25	1.30
Ratio of net expenses to average net assets[a]	1.22	1.22	1.22	1.22	1.26
Ratio of net investment income to average net assets[a]	0.54	0.99	0.79	0.87	0.98
Portfolio turnover	13	19	20	30	166
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
2017	2016	2015	2014	2013 [j]
$12.87	$12.63	$12.66	$12.93	$11.52

0.09 [e]	0.16 [e]	0.15 [e]	(0.08)	0.01
2.84	0.12	(0.03)	(0.03)	2.07
2.93	0.28	0.12	(0.11)	2.08

(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
—	—	—	—	—
(0.13)	(0.04)	(0.15)	(0.16)	(0.67)
—	—	—	—	— *
15.67	12.87	12.63	12.66	12.93
$ 466	$ 333	$ 329	$ 675	$ 919

23.08%	2.21%	0.96%	(0.83)%	18.89%
1.16	1.15	1.14	1.13	1.18
1.10	1.10	1.10	1.10	1.14
0.66	1.25	1.20	1.08	1.09
13	19	20	30	166

Retirement Class
2017	2016 [f]
$ 12.90	$11.76

0.17 [e]	0.09 [e]
2.81	1.05
2.98	1.14

(0.17)	—
—	—
(0.17)	—
—	—
15.71	12.90
$24,872	$2,360

23.52%	9.69% [c]
0.84	0.86 [d]
0.77	0.80 [d]
1.19	1.06 [d]
13	19
68

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class		Administrative Class
Year Ended October 31,	2017	2016 [h]	2017	2016 [h]
Net asset value beginning of period	$ 10.77	$ 10.00	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.11 [e]	0.07 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	3.15	0.66	3.15	0.66
Total from investment operations	3.25	0.77	3.22	0.75
Less Distributions
Dividends from net investment income	(0.12)	—	(0.10)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.12)	—	(0.10)	—
Net asset value end of period	13.90	10.77	13.87	10.75
Net assets end of period (000s)	$38,818	$17,509	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	30.59%	7.70% [c]	30.25%	7.50% [c]
Ratio of total expenses to average net assets[2]	1.42	2.55 [d]	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	0.95	0.95 [d]	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.81	1.40 [d]	0.59	1.16 [d]
Portfolio turnover	44	35 [c]	44	35 [c]

	Investor Class		Retirement Class
Year Ended October 31,	2017	2016 [h]	2017	2016 [h]
Net asset value beginning of period	$ 10.74	$ 10.00	$10.77	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.10 [e]	0.08 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	3.14	0.64	3.18	0.71
Total from investment operations	3.20	0.74	3.26	0.77
Less Distributions
Dividends from net investment income	(0.08)	—	(0.13)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.08)	—	(0.13)	—
Net asset value end of period	13.86	10.74	13.90	10.77
Net assets end of period (000s)	$ 540	$ 287	$7,671	$ 629
Ratios and Supplemental Data (%)
Total return[b]	30.10%	7.40% [c]	30.67%	7.70% [c]
Ratio of total expenses to average net assets[2]	1.79	2.92 [d]	1.35	2.50 [d]
Ratio of net expenses to average net assets[a]	1.32	1.32 [d]	0.87	0.90 [d]
Ratio of net investment income to average net assets[a]	0.53	1.33 [d]	0.60	0.73 [d]
Portfolio turnover	44	35 [c]	44	35 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

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70

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Institutional Class
Year Ended October 31,	2017 [k]	2016	2015	2014	2013
Net asset value beginning of period	$ 20.29	$ 21.83	$ 23.79	$ 23.78	$ 17.99
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.01 [e]	(0.01) [e]	0.05	0.08
Net realized and unrealized gains/(losses) on investments	4.99	(0.83)	0.65	2.18	6.26
Total from investment operations	5.02	(0.82)	0.64	2.23	6.34
Less Distributions
Dividends from net investment income	—	—	(0.03)	(0.07)	(0.06)
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	—	(0.72)	(2.60)	(2.22)	(0.55)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	25.31	20.29	21.83	23.79	23.78
Net assets end of period (000s)	$29,034	$25,471	$34,402	$26,601	$24,734
Ratios and Supplemental Data (%)
Total return[b]	24.74%	(3.90)%	2.97%	10.08%	36.24%
Ratio of total expenses to average net assets[2]	1.21	1.04	1.01	1.08	1.24
Ratio of net expenses to average net assets[a]	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.14	0.04	(0.06)	0.22	0.44
Portfolio turnover	123	76	106	141	110

	Investor Class
Year Ended October 31,	2017 [k]	2016	2015	2014	2013
Net asset value beginning of period	$ 19.89	$ 21.49	$ 23.51	$ 23.54	$ 17.83
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.07) [e]	(0.10) [e]	(0.03)	0.01
Net realized and unrealized gains/(losses) on investments	4.89	(0.81)	0.65	2.15	6.20
Total from investment operations	4.83	(0.88)	0.55	2.12	6.21
Less Distributions
Dividends from net investment income	—	—	—	— *	(0.01)
Distributions from net realized capital gains[1]	—	(0.72)	(2.57)	(2.15)	(0.49)
Total distributions	—	(0.72)	(2.57)	(2.15)	(0.50)
Net asset value end of period	24.72	19.89	21.49	23.51	23.54
Net assets end of period (000s)	$11,364	$10,659	$13,693	$ 8,584	$ 5,988
Ratios and Supplemental Data (%)
Total return[b]	24.28%	(4.25)%	2.57%	9.68%	35.76%
Ratio of total expenses to average net assets[2]	1.58	1.41	1.38	1.45	1.61
Ratio of net expenses to average net assets[a]	1.27	1.27	1.27	1.27	1.27
Ratio of net investment income to average net assets[a]	(0.25)	(0.35)	(0.44)	(0.17)	0.04
Portfolio turnover	123	76	106	141	110
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
2017 [k]	2016	2015	2014	2013
$20.06	$21.65	$23.63	$23.65	$17.90

(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01	0.04
4.95	(0.82)	0.66	2.14	6.22
4.91	(0.87)	0.59	2.15	6.26

—	—	—	(0.02)	(0.02)
—	(0.72)	(2.57)	(2.15)	(0.49)
—	(0.72)	(2.57)	(2.17)	(0.51)
—	—	—	—	— *
24.97	20.06	21.65	23.63	23.65
$1,204	$1,253	$1,198	$ 802	$ 562

24.48%	(4.17)%	2.74%	9.77%	35.89%
1.46	1.29	1.26	1.33	1.49
1.15	1.15	1.15	1.15	1.15
(0.13)	(0.23)	(0.31)	(0.01)	0.17
123	76	106	141	110

Retirement Class
2017 [k]	2016 [f]
$20.29	$19.79

0.08 [e]	(0.03) [e]
4.96	0.53
5.04	0.50

—	—
—	—
—	—
25.33	20.29
$4,376	$1,713

24.84%	2.53% [c]
1.13	1.00 [d]
0.83	0.85 [d]
0.32	(0.18) [d]
123	76
72

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014
Net asset value beginning of period	$ 8.59	$ 7.89	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.07 [e]	0.08 [e]	0.05
Net realized and unrealized gains/(losses) on investments	2.22	0.71	(2.19)	— *
Total from investment operations	2.33	0.78	(2.11)	0.05
Less Distributions
Dividends from net investment income	(0.09)	(0.08)	(0.05)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.09)	(0.08)	(0.05)	—
Net asset value end of period	10.83	8.59	7.89	10.05
Net assets end of period (000s)	$51,849	$36,390	$41,927	$27,294
Ratios and Supplemental Data (%)
Total return[b]	27.54%	9.99%	(21.10)%	0.50%
Ratio of total expenses to average net assets[2]	1.43	1.49	1.47	2.34 [d]
Ratio of net expenses to average net assets[a]	1.15	1.15	1.17	1.25 [d]
Ratio of net investment income to average net assets[a]	1.13	0.93	0.90	0.78 [d]
Portfolio turnover	59	49	58	50 [c]

	Investor Class
Year Ended October 31,	2017	2016	2015	2014
Net asset value beginning of period	$ 8.56	$ 7.85	$ 10.01	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.05 [e]	0.04 [e]	0.03
Net realized and unrealized gains/(losses) on investments	2.22	0.70	(2.18)	(0.02)
Total from investment operations	2.29	0.75	(2.14)	0.01
Less Distributions
Dividends from net investment income	(0.07)	(0.04)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.07)	(0.04)	(0.02)	—
Net asset value end of period	10.78	8.56	7.85	10.01
Net assets end of period (000s)	$ 700	$ 482	$ 406	$ 454
Ratios and Supplemental Data (%)
Total return[b]	27.00%	9.69%	(21.45)%	0.10%
Ratio of total expenses to average net assets[2]	1.80	1.86	1.84	2.71 [d]
Ratio of net expenses to average net assets[a]	1.52	1.52	1.55	1.62 [d]
Ratio of net investment income to average net assets[a]	0.75	0.69	0.40	0.45 [d]
Portfolio turnover	59	49	58	50 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
2017	2016	2015	2014
$ 8.58	$ 7.87	$ 10.03	$10.00

0.08 [e]	0.05 [e]	0.04 [e]	0.05
2.22	0.71	(2.18)	(0.02)
2.30	0.76	(2.14)	0.03

(0.08)	(0.05)	(0.02)	—
—	—	—	—
(0.08)	(0.05)	(0.02)	—
10.80	8.58	7.87	10.03
$ 275	$ 217	$ 197	$ 250

27.04%	9.81%	(21.36)%	0.30%
1.68	1.74	1.72	2.59 [d]
1.40	1.40	1.43	1.50 [d]
0.85	0.69	0.49	0.47 [d]
59	49	58	50 [c]

Retirement Class
2017	2016 [f]
$ 8.59	$ 6.90

0.13 [e]	0.05 [e]
2.21	1.64
2.34	1.69

(0.10)	—
—	—
(0.10)	—
10.83	8.59
$4,232	$1,335

27.62%	24.49% [c]
1.35	1.45 [d]
1.08	1.10 [d]
1.32	0.95 [d]
59	49
74

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.
k	Effective March 1, 2017, Harbor Global Leaders Fund appointed Sands Capital Management, LLC as its subadviser.
The accompanying notes are an integral part of the Financial Statements.

75

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
76

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
77

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that
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Note 2—Significant Accounting Policies—Continued
counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, each Fund purchased option contracts to manage their exposure to equity prices. Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. During the year, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets. The Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. The Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
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Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
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Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2017 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$4,344,219	$13,904,329*
Harbor Diversified International All Cap Fund	222,269	99,489
Harbor International Growth Fund	83,508	42,386
Harbor International Small Cap Fund	32,525	11,075
Harbor Global Leaders Fund	48,668	49,924
Harbor Emerging Markets Equity Fund	34,418	27,047

*	Sales for this Fund include $428,982 in connection with an in-kind redemption of the Fund’s capital shares.
In-Kind Redemption Transaction
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2017, Harbor International Fund realized gains of $174,061,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services,
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Note 3—Investment Portfolio Transactions—Continued
according to agreed-upon rates. The Lending Agent and the Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, the Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities.
During the year, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Global Leaders Fund engaged in securities lending. The value at October 31, 2017 of equity securities loaned and related cash collateral for Harbor International Fund was $426,931,000 and $450,733,000, respectively.  The value at October 31, 2017 of equity securities loaned and related cash collateral for Harbor International Growth Fund was $6,410,000 and $6,723,000, respectively. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.68%
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Global Leaders Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Diversified International All Cap Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.77% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.

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Note 4—Fees and Other Transactions with Affiliates—Continued
•	Harbor International Growth Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.77% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor International Small Cap Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 1.20%, 1.32% and 0.87% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 1.20%, 1.32% and 0.90% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Global Leaders Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15%, 1.27% and 0.82% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15%, 1.27% and 0.85% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Emerging Markets Equity Fund. For the period March 1, 2017 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.40%, 1.52% and 1.07% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. For the period November 1, 2016 through February 28, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.40%, 1.52% and 1.10% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2018.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
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Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	—	—	—	19,129	19,129	0.0%
Harbor Diversified International All Cap Fund	4,005,004	25,272	25,331	65,240	4,120,487	15.0
Harbor International Growth Fund	—	—	—	81,211	81,211	0.3
Harbor International Small Cap Fund	1,467,200	24,733	24,699	37,506	1,554,138	45.6
Harbor Global Leaders Fund	428,748	23,629	23,617	35,245	511,239	28.0
Harbor Emerging Markets Equity Fund	1,283,805	25,473	25,403	91,568	1,426,249	27.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $934,000 for the year ended October 31, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Accrued Expenses” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
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Note 4—Fees and Other Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, disposition of passive foreign investment companies' securities, use of equalization, expiration of capital loss carryforwards, and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
Harbor International Fund	$94,678	$(436,914)	$ 342,236
Harbor Diversified International All Cap Fund	(605)	(2,281)	2,886
Harbor International Growth Fund	(13)	163,057	(163,044)
Harbor International Small Cap Fund	(47)	(39)	86
Harbor Global Leaders Fund	(6)	(484)	490
Harbor Emerging Markets Equity Fund	(44)	44	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2017			As of October 31, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor International Fund	$676,849	$—	$676,849	$714,056	$1,199,554	$1,913,610
Harbor Diversified International All Cap Fund	2,200	—	2,200	21	—	21
Harbor International Growth Fund	3,661	—	3,661	2,740	—	2,740
Harbor International Small Cap Fund	208	—	208	—	—	—
Harbor Global Leaders Fund	—	—	—	—	1,607	1,607
Harbor Emerging Markets Equity Fund	419	—	419	342	—	342
As of October 31, 2017, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor International Fund	$546,283	$1,331,544	$8,803,481
Harbor Diversified International All Cap Fund	3,754	10,352	31,797
Harbor International Growth Fund	4,567	—	64,463
Harbor International Small Cap Fund	315	399	7,356
Harbor Global Leaders Fund	16	4,064	7,141
Harbor Emerging Markets Equity Fund	493	—	10,474
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NOTE 5—TAX INFORMATION—Continued
At October 31, 2017, the Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce the Fund’s taxable income arising from future net realized gains on investment to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Emerging Markets Equity Fund	$3,240	$2,599	$5,839
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund	$23,911,989	$10,037,617	$(1,234,136)	$8,803,481
Harbor Diversified International All Cap Fund	291,025	35,951	(4,154)	31,797
Harbor International Growth Fund	344,816	81,424	(16,961)	64,463
Harbor International Small Cap Fund	40,503	7,469	(113)	7,356
Harbor Global Leaders Fund	38,899	7,922	(781)	7,141
Harbor Emerging Markets Equity Fund*	46,835	11,572	(1,098)	10,474

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2017, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$10,999
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$8
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Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2017, were:
HARBOR INTERNATIONAL FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$1,652
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$8
HARBOR INTERNATIONAL SMALL CAP FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$11
Note 7—Subsequent Events
Effective November 19, 2017, Harbor Capital contractually agreed to extend the management fee waiver currently in effect and to further waive a portion of its management fee such that the operating expenses, excluding interest expense, if any, of the Harbor International Fund are limited to 0.72%, 0.97%, 1.09%, and 0.64%, for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively.  These contractual expense limitations are effective through February 28, 2019.
87

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund (formerly Harbor Global Growth Fund) and Harbor Emerging Markets Equity Fund, (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Leaders Fund, and Harbor Emerging Markets Equity Fund, of the Harbor Funds at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017
88

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor International Fund
Institutional Class	0.80%
Actual		$4.17	$1,000	$1,067.80
Hypothetical (5% return)		4.08	1,000	1,021.07
Administrative Class	1.05%
Actual		$5.47	$1,000	$1,066.40
Hypothetical (5% return)		5.35	1,000	1,019.78
Investor Class	1.17%
Actual		$6.09	$1,000	$1,065.80
Hypothetical (5% return)		5.95	1,000	1,019.16
Retirement Class	0.73%
Actual		$3.81	$1,000	$1,068.10
Hypothetical (5% return)		3.72	1,000	1,021.43
89

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Diversified International All Cap Fund
Institutional Class	0.85%
Actual		$4.50	$1,000	$1,100.80
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.83	$1,000	$1,099.10
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.45	$1,000	$1,098.50
Hypothetical (5% return)		6.21	1,000	1,018.90
Retirement Class	0.77%
Actual		$4.08	$1,000	$1,101.90
Hypothetical (5% return)		3.92	1,000	1,021.23
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.56	$1,000	$1,128.80
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.90	$1,000	$1,127.30
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.54	$1,000	$1,126.60
Hypothetical (5% return)		6.21	1,000	1,018.90
Retirement Class	0.77%
Actual		$4.13	$1,000	$1,129.40
Hypothetical (5% return)		3.92	1,000	1,021.23
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$5.16	$1,000	$1,155.40
Hypothetical (5% return)		4.84	1,000	1,020.30
Administrative Class	1.20%
Actual		$6.52	$1,000	$1,153.90
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$7.16	$1,000	$1,153.10
Hypothetical (5% return)		6.72	1,000	1,018.38
Retirement Class	0.87%
Actual		$4.73	$1,000	$1,155.40
Hypothetical (5% return)		4.43	1,000	1,020.71
90

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Global Leaders Fund
Institutional Class	0.90%
Actual		$4.80	$1,000	$1,116.00
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$6.13	$1,000	$1,114.70
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.76	$1,000	$1,114.00
Hypothetical (5% return)		6.46	1,000	1,018.64
Retirement Class	0.83%
Actual		$4.42	$1,000	$1,116.40
Hypothetical (5% return)		4.23	1,000	1,020.92
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$6.22	$1,000	$1,146.00
Hypothetical (5% return)		5.85	1,000	1,019.26
Administrative Class	1.40%
Actual		$7.57	$1,000	$1,144.10
Hypothetical (5% return)		7.12	1,000	1,017.97
Investor Class	1.52%
Actual		$8.21	$1,000	$1,144.40
Hypothetical (5% return)		7.73	1,000	1,017.35
Retirement Class	1.08%
Actual		$5.84	$1,000	$1,147.20
Hypothetical (5% return)		5.50	1,000	1,019.62

*	Reflective of all fee waivers and expense reimbursements (excluding interest expense, if any)
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
91

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor International Fund	18%
Harbor Global Leaders Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2017:
Amount (000s)
Harbor International Fund	$129,773
Harbor Diversified International All Cap Fund	2,032
Harbor International Small Cap Fund	45
Harbor Global Leaders Fund	488
For the fiscal year ended October 31, 2017, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor International Fund	$52,386	$605,327
Harbor Diversified International All Cap Fund	483	6,196
Harbor International Growth Fund	513	6,303
Harbor International Small Cap Fund	40	480
Harbor Emerging Markets Equity Fund	107	1,407
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2017 will receive a Form 1099-DIV in January 2018 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
92

Harbor International & Global Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor International Fund	228,652,198	3,642,933	1,613,958	62,567,089
Harbor Diversified International All Cap Fund	10,314,719	1,632	392,336	1,670,443
Harbor International Growth Fund	10,654,250	1,129,867	98,743	3,352,577
Harbor International Small Cap Fund	1,744,039	-	768	159,666
Harbor Global Leaders Fund	960,681	9,796	9,144	379,449
Harbor Emerging Markets Equity Fund	3,516,287	1,431	-	407,794
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor International Fund	228,660,850	3,611,426	1,636,813	62,567,089
Harbor Diversified International All Cap Fund	10,314,719	1,632	392,336	1,670,443
Harbor International Growth Fund	10,689,133	1,127,410	66,315	3,352,577
Harbor International Small Cap Fund	1,744,039	-	768	159,666
Harbor Global Leaders Fund	960,681	10,642	8,298	379,449
Harbor Emerging Markets Equity Fund	3,516,287	1,431	-	407,794
93

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
94

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
95

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
96

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
97

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
98

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
99

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
100

Glossary—Continued

Financial Terms—Continued
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
101

Glossary—Continued

Financial Terms—Continued
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
102

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.IG.1017

Annual Report
October 31, 2017
Strategic Markets  Funds

	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
As we previously reported to you, the Harbor Commodity Real Return Strategy Fund will cease operations at 4:00 p.m. Eastern time on Friday, January 26, 2018. Assets remaining in Harbor Commodity Real Return Strategy Fund will be liquidated after the close of business on January 26, 2018 and the net proceeds distributed to any remaining shareholders.
We are saddened by this decision to liquidate the Harbor Commodity Real Return Strategy Fund. Unfortunately, after over 9 years in existence, we believe the Fund is not of a sufficient size to remain economically viable. Further, based upon our assessment of market dynamics and investor preferences, we do not believe there is a reasonable likelihood that the Fund would be able to grow sufficiently in the future to achieve a more sustainable asset size.
We understand that many shareholders have been investors in the Fund for a number of years. We have endeavored to provide you with what we hope has been ample advance notice of the liquidation of the Fund to allow you sufficient time to determine how you may best replace this investment in your portfolio. If we can be of any assistance to you through this liquidation, or if you have any questions, please do not hesitate to contact us.
market review
The Harbor Commodity Real Return Strategy Fund has invested in commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments. Due to the planned liquidation of the Fund, the Fund’s portfolio has transitioned over the course of December 2017 to a portfolio of all or substantially all cash and cash equivalents.
Commodities generally advanced in the fiscal year ended October 31, 2017. The Bloomberg Commodity Index Total ReturnSM had a return of 2.35% for the fiscal year.
Industrial metals (including copper and aluminum) had significant gains for the fiscal year, while precious metals posted relatively flat performance. Livestock (live cattle and lean hogs) generated strong returns.
Oil prices rose earlier in the period, then experienced significant volatility, dropping much lower in June, but gained again to finish the fiscal year roughly where they began. Natural gas declined during the 12-month period.
U.S. Treasury Inflation Protected Securities (TIPS) had slightly negative returns. The Bloomberg Barclays U.S. TIPS Index (an index of U.S. TIPS bonds) had a return of -0.11%.
Comments by the portfolio managers of the Harbor Commodity Real Return Strategy Fund can be found in the pages preceding the Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
1

	Returns For Periods Ended October 31, 2017
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
International & Global
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman
2

Harbor Commodity Real Return Strategy Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2008
Nicholas J. Johnson
Since 2015
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2008.
Investment Objective
The Fund seeks maximum real return, consistent with prudent investment management.
Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Commodity markets showed signs of resiliency over the 12 months ended October 31, 2017 as the Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, returned 2.35%. Broad commodity indices posted positive returns to finish off the 12 month period, overcoming losses more broadly for much of 2016. Energy led gains, as oil rallied on healthy global demand and market realization of improving balances. Within agriculture, returns were mixed with wheat leading losses as it retraced its recovery since the beginning of the reporting period. Industrial metals pushed higher on positive Chinese economic growth and a weaker U.S. dollar, before taking pause in September. Gold was up on safe haven demand and lower real yields.
Donald Trump stunned many in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied, while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This second rate hike, though, was perceived by many as more dovish given the largely unchanged views put forth by the Fed. Inflation expectations were generally stable over the period, despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement.
Over the second half of the fiscal year, geopolitics dominated headlines and contributed to brief bouts of market volatility. Still, robust risk appetite continued, largely underpinned by a solid fundamental backdrop. Despite geopolitical uncertainty, volatility remained relatively low for the most part, equities rallied and credit spreads tightened.
Financial conditions in the U.S. continued to ease even as the Fed raised rates and unveiled details of its plan to gradually reduce its balance sheet. The perception of a hawkish leaning at the Fed’s meeting in September contributed to a rebound in U.S. rates. The Fed confirmed it would begin unwinding its balance sheet and released a more hawkish than anticipated “dot plot”, raising expectations for another rate hike in 2017. More broadly, global central bankers also struck a less accommodative tone as rhetoric from the European Central Bank, Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in “easy” monetary policy in the form of rate hikes, tapering, or balance sheet normalization.
Abroad, Emmanuel Macron’s presidential victory in France, in addition to the non-populist outcome of the Dutch election earlier this year, tempered risks related to more nationalist, anti-EU outcomes in the eurozone. Recent and upcoming elections in Germany and Italy continued to underscore political event risks that remain on the horizon in the eurozone, though we believe fundamentals remain solid amidst a synchronized recovery in growth.
3

Harbor Commodity Real Return Strategy Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	100.5%
U.K. Gilt Inflation Linked	6.1%
Brazil Letras Do Tesouro Nacional	4.3%
Federal National Mortgage Association TBA	4.0%
UBS Group Funding Jersey Ltd.	2.0%
New Zealand Government Bond	1.7%
Federal National Mortgage Association	1.5%
People’s Choice Home Loan Securities Trust	1.1%
Deutsche Bank AG	0.8%
Petrobras Global Finance BV	0.8%
PERFORMANCE
Harbor Commodity Real Return Strategy Fund returned 3.13% (Institutional Class) and 2.87% (Administrative Class) for the fiscal year ended October 31, 2017, outperforming the 2.35% return of its benchmark, the Bloomberg Commodity Index Total ReturnSM.
The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped Fund returns for the fiscal year ended October 31, 2017:
•	Implementation of commodity alpha strategies which seek to exploit mispricings across commodity markets
•	A modest allocation to non-agency mortgages as non-agency mortgage backed securities (MBS) performed well amid continued favorable market technicals and stable residential real estate fundamentals
•	Positions in the U.K. interest rate markets that benefitted as rates rose over the period
•	An allocation to TIPS, or treasury inflation-protected securities, as inflation expectations rose, causing TIPS to outperform.
Security selection and positioning within high-yield credit were negative or neutral for returns during the fiscal year.
OUTLOOK & STRATEGY
We expect world GDP growth in 2018 to remain steady at 2.75%–3.25%, unchanged from 2017. Overall, we see a low near-term risk of recession, a moderate pickup in underlying inflation in the advanced economies, mildly supportive fiscal policies and only a gradual removal of accommodative central bank policy. However, we do see risks that could upset the calm: the aging U.S. expansion, the coming end of central bank balance sheet expansion, and China’s course following its 19th National Communist Party Congress in October.
In the U.S., we see growth below-consensus at 1.75%–2.25% in 2018, albeit still above trend, as the U.S. expansion matures and slack in the labor market keeps eroding. We believe the disappearing slack should make it difficult to sustain the current pace of job and output growth. We also do not expect a significant acceleration of productivity growth. We forecast core inflation to increase to 2% over the course of 2018, with some upward pressure on wages. We believe the Fed will continue along its trajectory of gradual tightening with two or three rate hikes by the end of 2018.
For the Eurozone, we expect growth will be in a range of 1.75%‒2.25% in 2018, significantly above trend. We believe that a key risk for the outlook is the Italian elections in the first half of 2018, although the political risk looks more contained than earlier this year, as the Euroskeptical parties have toned down their rhetoric. We think core inflation will make only moderate progress toward the ECB target of “below but close to 2%” and forecast inflation in a range of 1.0%–1.5% for 2018. In our view, the ECB is likely to gradually taper its bond purchases over 2018 and keep policy rates at record lows until well into 2019.
In the emerging markets of Brazil, Russia, India and Mexico, we expect growth to rise to 4% in 2018, slightly above consensus, as recoveries in Brazil and Russia become more entrenched. Overall, most emerging economies are, from our perspective, at a different stage of the economic cycle than developed economies and should still benefit from relatively easy global policy conditions. We expect continued disinflation, with headline consumer price indexes falling to around 4.2% in 2018. In China, we expect growth to decelerate in 2018 from the current 6.6% pace. Our wide forecast range of 5.5%–6.5% reflects uncertainty about the leadership’s prospective stance on financial stability, deleveraging and economic growth following the Party Congress. If the leadership continues to focus on suppressing volatility, growth could hold up at higher levels, but if policy pivots, the changes could weigh heavily on growth and lead to greater tolerance for a depreciating Chinese yuan.
Following several years of price corrections, we believe that commodity markets are likely to remain more balanced going forward, with return potential skewed slightly to the upside in select commodities. Within our active commodity strategies, we look to take advantage of relative value opportunities on commodity forward curves and inter-commodity spreads.
With respect to portfolio strategy:
•	We seek relative value opportunities within commodities while balancing the economic outlook with supply trends; we look to take advantage of relative value opportunities on commodity forward curves and inter-commodity spreads
4

Harbor Commodity Real Return Strategy Fund
Managers' Commentary—Continued

Within our active commodity strategies, we plan to be:
•	Long iron ore versus base metals: we like iron ore for its roll yield, as we believe that the back of the curve is anchored by producer hedging; and tactically look to take advantage of any notable dislocations from the broader base metals complex as we expect mean reversion
•	Long higher protein (premium) wheats: these wheats have been priced cheaper relative to other, similar commodities, especially given that supply issues this year are predominantly in the high protein grades
•	Short calendar spreads in crude oil: crude oil has flipped into backwardation as OPEC policy is showing signs of success with supply situation continuing to improve; however, we feel the curve is too aggressive in pricing the speed of balances improvement
Within our collateral portfolio, we plan to be cautious duration overall, while favoring TIPS relative to nominals and looking to take advantage of attractive opportunities in spread sectors.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
5

Harbor Commodity Real Return Strategy Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029
Cusip	411511397
Ticker	HACMX
Inception Date	09/02/2008
Net Expense Ratio	0.94% [a]
Total Net Assets (000s)	$50,771

ADMINISTRATIVE CLASS

Fund #	2229
Cusip	411511389
Ticker	HCMRX
Inception Date	09/02/2008
Net Expense Ratio	1.19% [a]
Total Net Assets (000s)	$392
Portfolio Statistics
Average Market Coupon	1.45%
Yield to Maturity	2.40%
Weighted Average Maturity	2.80 years
Weighted Average Duration	2.75 years
Portfolio Turnover (Year Ended 10/31/2017)	1,331%
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	12.48%
>1 to 5	73.78%
>5 to 10	20.39%
>10 to 15	-6.65%
>15 to 20	0.49%
>20 to 25	0.06%
>25 yrs.	-0.55%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 09/02/2008 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Commodity Real Return Strategy Fund
Institutional Class	3.13%	-10.39%	-6.24%	09/02/2008	$5,541
Administrative Class	2.87	-10.64	-6.49	09/02/2008	5,406
Comparative Index
Bloomberg Commodity Index Total ReturnSM	2.35%	-9.37%	-8.07%	—	$4,626
As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.53% (Gross) (Institutional Class); and 1.19% (Net) and 1.78% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
6

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -33.5%)
ASSET-BACKED SECURITIES—4.9%
Principal Amount		Value
	Bear Stearns Asset Backed Securities Trust
	Series 2006-2 Cl. M1
$200	1.658% (1 Month USD Libor + 0.420) 07/25/2036[1]	$ 200
	Countrywide Asset-Backed Certificates
	Series 2005-15 Cl. 1AF6
15	4.001%—04/25/2036[3]	15
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
196	1.478% (1 Month USD Libor + 0.240) 06/25/2036[1]	119
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
103	1.308% (1 Month USD Libor + 0.070) 10/25/2036[1]	61
	Series 2006-HE8 Cl. A1
313	1.368% (1 Month USD Libor + 0.130) 10/25/2036[1]	290
		351
	Navient Student Loan Trust
	Series 2016-7A Cl.A
90	2.388% (1 Month USD Libor + 1.150) 03/25/2066[1,2]	91
	People's Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
578	2.587% (1 Month USD Libor + 0.900) 01/25/2035[1]	570
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€329	0.000%—12/15/2023[3]	383
	Small Business Administration Participation Certificates
	Series 2007-20K Cl. 1
$202	5.510%—11/01/2027	216
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	1.518% (1 Month USD Libor + 0.280) 05/25/2036[1]	182
	Student Loan Marketing Association
	Series 2013-B Cl. A2A
93	1.850%—06/17/2030[2]	93
	Venture CDO Ltd
	Series 2006-7A Cl. A1A
308	1.593% (3 Month USD Libor + 0.230) 01/20/2022[1,2]	307
TOTAL ASSET-BACKED SECURITIES
(Cost $2,327)		2,527

COLLATERALIZED MORTGAGE OBLIGATIONS—0.2%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-12 Cl. 23A1
26	3.314%—02/25/2036[3]	26
	First Horizon Alternative Mortgage Securities Trust
	Series 2006-FA8 Cl. 1A7
12	6.000%—02/25/2037	10
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Morgan Stanley Mortgage Loan Trust
		Series 2006-8AR Cl. 6A1
	$97	3.150%—06/25/2036[3]	$ 98
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $129)			134

CORPORATE BONDS & NOTES—9.0%
AUTOMOBILES—0.2%
		American Honda Finance Corp. MTN[4]
	100	1.741% (3 Month USD Libor + 0.350) 11/05/2021[1]	100
BANKS—0.9%
		ING Bank NV MTN[4]
	100	2.625%—12/05/2022[2]	101
		Macquarie Bank Ltd. MTN[4]
	100	1.686% (3 Month USD Libor + 0.350) 04/04/2019[1,2]	100
		Nordea Kredit Realkreditaktieselskab
DKK$	1	2.500%—10/01/2047	—
		Nykredit Realkredit AS
	108	2.500%—10/01/2047	18
	72	3.000%—10/01/2047	12
			30
		Royal Bank of Scotland plc MTN[4]
	€200	6.934%—04/09/2018	240
			471
CAPITAL MARKETS—3.6%
		Credit Suisse Group Funding Guernsey Ltd.
	$250	3.800%—09/15/2022	260
		Deutsche Bank AG
	400	4.250%—10/14/2021	419
		Goldman Sachs Group Inc.
	100	2.876% (3 Month USD Libor + 0.821) 10/31/2022[1]	100
		UBS Group Funding Jersey Ltd.
	1,000	3.139% (3 Month USD Libor + 1.780) 04/14/2021[1,2]	1,038
			1,817
CONSUMER FINANCE—0.6%
		Ally Financial Inc.
	200	3.600%—05/21/2018	202
		Navient Corp. MTN[4]
	100	5.500%—01/15/2019	103
			305
DIVERSIFIED FINANCIAL SERVICES—0.1%
		Brfkredit AS
DKK$	10	2.500%—10/01/2047	2
	200	4.000%—01/01/2018	31
			33
		Realkredit Danmark AS
	200	1.000%—04/01/2018	32
		Realkredit Danmark AS MTN[4]
	67	2.500%—07/01/2047	11
			76
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
		AT&T Inc.
	$100	2.009% (3 Month USD Libor + 0.650) 01/15/2020[1]	101

7

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
		Unibail-Rodamco SE MTN[4]
	$200	2.129%—04/16/2019[3]	$ 201
MACHINERY—0.4%
		John Deere Capital Corp. MTN[4]
	200	1.613% (3 Month USD Libor + 0.290) 06/22/2020[1]	200
OIL, GAS & CONSUMABLE FUELS—1.9%
		BG Energy Capital plc
	£100	6.500%—11/30/2072[3]	133
		Enbridge Inc.
	$200	2.020% (3 Month USD Libor + 0.700) 06/15/2020[1]	202
		Petrobras Global Finance BV
	200	4.375%—05/20/2023	199
	200	6.125%—01/17/2022	217
			416
		Spectra Energy Partners LP
	200	2.016% (3 Month USD Libor + 0.700) 06/05/2020[1]	201
			952
TOBACCO—0.2%
		BAT Capital Corp
	100	1.905% (3 Month USD Libor + 0.590) 08/14/2020[1,2]	101
TRADING COMPANIES & DISTRIBUTORS—0.5%
		International Lease Finance Corp.
	200	8.250%—12/15/2020	233
TOTAL CORPORATE BONDS & NOTES
(Cost $4,470)			4,557

FOREIGN GOVERNMENT OBLIGATIONS—13.4%
		Argentina Pom Politica Monetaria
ARG$	1,300	27.095%—06/21/2020[3]	81
		Argentine Republic Government International Bond
	200	6.875%—01/26/2027	218
		Australia Government Bond
AUD$	100	3.000%—09/20/2025[5]	107
		Autonomous Community of Catalonia
	€100	4.950%—02/11/2020	123
		Brazil Letras Do Tesouro Nacional
R$	7,200	0.000%—01/01/2018[6]	2,176
		New Zealand Government Bond
NZD$	1,200	2.000%—09/20/2025[5]	895
		Peru Government Bond
PER$	400	6.150%—08/12/2032[2]	128
		U.K. Gilt Inflation Linked[5]
	£1,906	0.125%—03/22/2026-11/22/2065	3,092
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $6,873)			6,820

MORTGAGE PASS-THROUGH—5.5%
		Federal National Mortgage Association
	$732	4.000%—02/01/2041-12/13/2046	768
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Federal National Mortgage Association TBA[7]
$2,000	3.500%—11/13/2047-12/13/2047	$ 2,053
TOTAL MORTGAGE PASS-THROUGH
(Cost $2,807)		2,821

U.S. GOVERNMENT OBLIGATIONS—100.5%
	U.S. Treasury Bonds
850	2.750%—08/15/2047	828
	U.S. Treasury Inflation Indexed Bonds[5]
21,825	0.125%—04/15/2019-07/15/2024	21,849
1,959	0.250%—01/15/2025	1,938
4,197	0.375%—07/15/2023-07/15/2025	4,234
1,933	0.625%—07/15/2021-01/15/2024	1,971
336	0.875%—02/15/2047	332
3,832	1.250%—07/15/2020	3,985
2,823	1.375%—07/15/2018-02/15/2044[8]	2,868
7,358	1.875%—07/15/2019	7,654
3,466	2.375%—01/15/2025	3,951
549	2.500%—01/15/2029[8]	662
		49,444
	U.S. Treasury Notes
100	1.875%—04/30/2022	100
100	2.000%—02/15/2025	98
500	2.125%—03/31/2024-07/31/2024[8]	497
410	3.000%—05/15/2047	420
		1,115
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $50,412)		51,387

SHORT-TERM INVESTMENTS—22.0%
CERTIFICATES OF DEPOSIT—0.6%
	Barclays plc
200	1.710% (3 Month USD Libor + 0.460) 03/16/2018[1]	200
100	1.827% (3 Month USD Libor + 0.470) 05/17/2018[1]	100
		300
REPURCHASE AGREEMENTS—21.4%
1,500	Repurchase Agreement with Barclays Capital Inc. dated October 31, 2017 due November 01, 2017 at 1.210% collateralized by U.S. Treasury Notes (value $1,527)	1,500
4,100	Repurchase Agreement with Citigroup Global Markets Inc. dated October 31, 2017 due November 01, 2017 at 1.210% collateralized by U.S. Treasury Notes (value $4,170)	4,100

8

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
REPURCHASE AGREEMENTS—Continued
$1,293	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,323)	$ 1,293
4,100	Repurchase Agreement with JPMorgan Securities LLC dated October 31, 2017 due November 01, 2017 at 1.220% collateralized by Government National Mortgage Association (value $7,009)	4,100
		10,993
TOTAL SHORT-TERM INVESTMENTS
(Cost $11,293)		11,293
TOTAL INVESTMENTS—155.5%
(Cost $78,311)		79,539
CASH AND OTHER ASSETS, LESS LIABILITIES—(55.5)%		(28,376)
TOTAL NET ASSETS—100.0%		$ 51,163
FUTURES CONTRACTS OPEN AT OCTOBER 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Short)	1	12/07/2017	€ 163	$ —
United Kingdom GILT Futures 90 day (Short)	13	12/27/2017	£ 1,616	46
Brent Crude Oil Futures (Long)	3	01/31/2018	$ 123	4
Brent Crude Oil Futures (Long)	1	02/28/2018	2	—
Brent Crude Oil Futures (Long)	1	03/29/2018	2	—
Brent Crude Oil Futures (Long)	1	04/30/2018	2	—
Brent Crude Oil Futures (Long)	1	05/31/2018	2	—
Brent Crude Oil Futures (Long)	1	06/29/2018	2	—
Brent Crude Oil Futures (Long)	1	07/31/2018	2	—
Brent Crude Oil Futures (Long)	1	08/31/2018	2	—
Brent Crude Oil Futures (Long)	1	09/28/2018	2	—
Brent Crude Oil Futures (Long)	1	10/31/2018	2	—
Brent Crude Oil Futures (Long)	1	11/30/2018	2	—
Brent Crude Oil Futures (Long)	1	12/31/2018	2	—
Brent Crude Oil Futures (Long)	11	10/31/2019	624	45
Brent Crude Oil Futures (Short)	1	11/30/2017	61	—
Brent Crude Oil Futures (Short)	1	04/30/2018	60	(3)
Brent Crude Oil Futures (Short)	1	07/31/2018	59	(7)
Brent Crude Oil Futures (Short)	1	10/31/2018	58	(3)
Brent Crude Oil Futures (Short)	2	01/31/2019	116	(10)
Brent Crude Oil Futures (Short)	4	04/30/2019	230	(23)
Brent Crude Oil Futures (Short)	6	05/14/2020	338	(26)
Brent Crude Oil Futures (Short)	1	10/30/2020	56	(4)
Chicago Ethanol Swap Futures (Long)	1	12/29/2017	60	—
Coffee Futures (Long)	1	03/19/2018	48	(2)
Coffee Futures (Short)	1	12/18/2017	47	2
Copper Futures (Long)	1	12/18/2017	171	1
Copper Futures (Short)	2	12/27/2017	155	—
Corn Futures (Long)	1	12/14/2018	20	—
Corn Futures (Short)	2	12/14/2017	35	2
Corn Futures (Short)	1	09/14/2018	19	1
Gasoil Futures (Long)	10	12/12/2018	534	30
Gasoil Futures (Short)	5	06/12/2018	270	(11)
Gasoil Futures (Short)	5	06/12/2019	264	(17)
Gasoline Futures (Short)	1	12/29/2017	72	(6)
Gasoline Futures (Short)	1	02/28/2018	72	(1)
Gold Futures (Long)	1	12/27/2018	129	3
Gold Futures (Short)	1	12/27/2017	127	(1)
9

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Henry Hub Natural Gas Futures (Short)	4	12/27/2017	$ 30	$ (1)
Henry Hub Natural Gas Futures (Short)	4	01/29/2018	30	(1)
Henry Hub Natural Gas Futures (Short)	4	02/26/2018	30	(1)
Henry Hub Natural Gas Futures (Short)	4	03/27/2018	29	1
Henry Hub Natural Gas Futures (Short)	4	04/26/2018	28	1
Henry Hub Natural Gas Futures (Short)	4	05/29/2018	29	1
Henry Hub Natural Gas Futures (Short)	4	06/27/2018	29	—
Henry Hub Natural Gas Futures (Short)	4	07/27/2018	29	—
Henry Hub Natural Gas Futures (Short)	4	08/29/2018	29	—
Henry Hub Natural Gas Futures (Short)	4	09/26/2018	29	—
Henry Hub Natural Gas Futures (Short)	4	10/29/2018	30	—
Henry Hub Natural Gas Futures (Short)	4	11/28/2018	31	(2)
Light Sweet Crude Oil Futures (Long)	2	12/18/2017	109	1
Light Sweet Crude Oil Futures (Long)	1	05/22/2018	54	2
Light Sweet Crude Oil Futures (Long)	5	08/21/2018	268	21
Light Sweet Crude Oil Futures (Long)	4	10/30/2018	212	5
Light Sweet Crude Oil Futures (Long)	1	02/20/2019	52	2
Light Sweet Crude Oil Futures (Long)	5	05/21/2019	259	7
Light Sweet Crude Oil Futures (Long)	2	11/20/2019	102	4
Light Sweet Crude Oil Futures (Long)	1	05/19/2020	51	(2)
Light Sweet Crude Oil Futures (Short)	4	02/20/2018	219	(11)
Light Sweet Crude Oil Futures (Short)	8	11/19/2018	424	(23)
Light Sweet Crude Oil Futures (Short)	3	11/20/2020	151	4
Natural Gas Futures (Long)	4	11/28/2017	116	(10)
Natural Gas Futures (Long)	3	01/29/2018	91	(8)
Natural Gas Futures (Long)	1	02/26/2018	30	(3)
Natural Gas Futures (Long)	2	04/26/2018	57	—
Natural Gas Futures (Short)	6	12/27/2017	182	17
Natural Gas Futures (Short)	3	03/27/2018	86	—
Natural Gas Swap Futures (Long)	12	01/29/2018	91	(3)
Natural Gas Swap Futures (Long)	8	03/27/2018	57	1
Natural Gas Swap Futures (Long)	4	04/26/2018	29	(1)
Natural Gas Swap Futures (Long)	4	05/29/2018	29	(1)
Natural Gas Swap Futures (Long)	4	06/27/2018	29	—
Natural Gas Swap Futures (Long)	4	07/27/2018	29	—
Natural Gas Swap Futures (Long)	4	08/29/2018	29	—
Natural Gas Swap Futures (Long)	4	09/26/2018	29	—
Natural Gas Swap Futures (Long)	4	10/29/2018	30	—
Natural Gas Swap Futures (Long)	4	11/28/2018	31	2
Natural Gas Swap Futures (Short)	4	12/27/2017	30	2
Platinum Futures (Long)	2	01/29/2018	92	(6)
Soybean Oil Futures (Long)	1	12/14/2018	21	—
Soybean Oil Futures (Short)	1	12/14/2017	21	—
Sugar Futures (Short)	3	02/28/2018	50	—
U.S. Treasury Bond Futures 30 year (Short)	3	12/19/2017	457	5
U.S. Treasury Note Futures 2 year (Short)	10	12/29/2017	2,154	9
U.S. Treasury Note Futures 5 year (Short)	40	12/29/2017	4,687	19
U.S. Treasury Note Futures 10 year (Long)	21	12/19/2017	2,624	(12)
Wheat Futures (Long)	4	03/14/2018	87	(15)
Wheat Futures (Short)	4	03/14/2018	87	15
White Sugar Futures (Long)	3	02/13/2018	58	2
Total Futures Contracts				$ 41

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Bund Futures (Put)	Eurex	€ 159.00	11/24/2017	15	$ 2	$ 1
Euro-Bund Futures (Call)	Eurex	165.00	11/24/2017	5	—	—
Total Purchased Options that Require Periodic Settlement of Variation Margin					$ 2	$ 1
10

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	$ 0.50	02/23/2018	3	$ 11	$ 2
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	1.00	02/23/2018	3	8	1
Commodity - WTI-Brent Crude Oil Spread Futures (Call)	New York Mercantile Exchange	2.00	10/30/2018	1	1	—
Eurodollar Futures (Put)	CME Group	98.25	03/19/2018	30	3	2
Federal National Mortgage Assocation Futures 30 year (Call)	Credit Suisse International	120.00	12/06/2017	1,500,000	—	—
Federal National Mortgage Assocation Futures 30 year (Put)	Credit Suisse International	85.00	12/06/2017	3,500,000	—	—
USD ICE Swap Rate Index 10 year - Cap (Put)	Deutsche Bank AG	0.260 [j]	03/29/2018	2,500,000	1	1
USD ICE Swap Rate Index 10 year - Cap (Put)	Morgan Stanley Capital Services LLC	0.260 [j]	04/03/2018	2,600,000	1	1
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	$ 182.00	12/22/2017	2	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	184.00	12/22/2017	2	—	—
U.S. Treasury Bond Option 30 year (Put)	Chicago Board of Trade	106.00	12/22/2017	2	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	109.50	11/24/2017	3	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	109.63	11/24/2017	1	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	109.75	11/24/2017	6	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	122.50	12/22/2017	16	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	123.00	12/22/2017	4	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	123.75	11/24/2017	1	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.00	11/24/2017	2	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.25	11/24/2017	13	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.25	12/22/2017	4	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	124.75	11/24/2017	4	—	—
U.S. Treasury Note Option 5 year (Call)	Chicago Board of Trade	125.00	12/22/2017	1	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	114.50	11/24/2017	29	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	109.00	12/22/2017	2	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	115.50	11/24/2017	4	—	—
Total Purchased Options Not Settled Through Variation Margin					$ 25	$ 7
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Index/ Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.720%	07/16/2018	150,000	$ 2	$ 2
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.770	07/16/2018	1,000,000	12	10
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.150	06/15/2018	250,000	25	3
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	3-Month USD-LIBOR	Receive	2.150	06/15/2018	250,000	25	30
Total Purchased Swap Options Not Settled Through Variation Margin							$64	$45
Total Purchased Options							$91	$53

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2017
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Call)	Eurex	€ 164.00	11/24/2017	5	$1	$—
Euro-Bund Futures (Put)	Eurex	158.00	11/24/2017	16	1	(1)
Total Written Options that Require Periodic Settlement of Variation Margin					$2	$ (1)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/ Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Commodity - Natural Gas Futures (Call)	New York Mercantile Exchange	$ 0.75	02/23/2018	6	$17	$ (4)
Commodity - WTI-Brent Crude Oil Spread Futures (Call)	New York Mercantile Exchange	—	10/30/2018	1	1	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.170 [j]	05/16/2024	200,000	1	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.810 [j]	03/24/2020	1,600,000	18	(4)
11

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/ Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Eurodollar Futures (Call)	CME Group	$ 98.75	03/19/2018	30	$ 4	$ —
Eurozone HICP Ex. Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.720 [j]	06/22/2035	400,000	18	(4)
USD ICE Swap Rate Index 30 year - Cap (Put)	Deutsche Bank AG	0.230 [j]	03/29/2018	2,500,000	1	(1)
USD ICE Swap Rate Index 30 year - Cap (Put)	Morgan Stanley Capital Services LLC	0.230 [j]	04/03/2018	2,600,000	1	(1)
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	$ 155.00	11/24/2017	1	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.00	11/24/2017	3	1	(2)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.50	11/24/2017	4	1	(1)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	126.50	11/24/2017	3	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	127.50	11/24/2017	4	2	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	123.50	11/24/2017	4	1	(1)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	124.00	11/24/2017	4	2	(1)
Total Written Options Not Settled Through Variation Margin					$70	$(19)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Call)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	400,000	$ 4	$ —
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	2.600	11/07/2017	400,000	4	(1)
Total Written Swap Options Not Settled Through Variation Margin							$ 8	$ (1)
Total Written Options							$80	$(21)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	$ 100	ARG$ 1,860	02/14/2018	$ (1)
Citibank NA	$ 11	ARG$ 194	12/20/2017	—
Goldman Sachs Bank USA	$ 48	ARG$ 885	01/12/2018	—
HSBC Bank USA	$ 55	ARG$ 1,027	02/14/2018	—
BNP Paribas SA	ARG$ 398	$ 21	02/14/2018	—
JP Morgan Chase Bank	ARG$ 265	$ 14	02/14/2018	—
JP Morgan Chase Bank NA	AUD$ 528	$ 412	11/02/2017	8
Citibank NA	$ 65	R$ 211	11/03/2017	—
Citibank NA	$ 66	R$ 211	12/04/2017	(2)
Deutsche Bank AG	$ 102	R$ 320	11/03/2017	(4)
Société Générale	$ 33	R$ 108	11/03/2017	—
BNP Paribas SA	R$ 420	$ 116	01/03/2018	(11)
Citibank NA	R$ 211	$ 66	11/03/2017	2
Deutsche Bank AG	R$ 320	$ 98	11/03/2017	—
Deutsche Bank AG	R$ 5,900	$ 1,641	01/03/2018	(149)
JP Morgan Chase Bank	R$ 880	$ 243	01/03/2018	(24)
Société Générale	R$ 108	$ 34	11/03/2017	1
UBS AG	$ 3,223	£ 2,462	11/02/2017	47
Citibank NA	£ 246	$ 325	11/02/2017	(2)
JP Morgan Chase Bank NA	£ 2,216	$ 2,970	11/02/2017	27
UBS AG	£ 2,462	$ 3,226	12/04/2017	(47)
Citibank NA	$ 128	CAD$ 165	11/15/2017	—
Goldman Sachs Bank USA	CAD$ 165	$ 130	11/15/2017	2
Goldman Sachs Bank USA	$ 98	DKK$ 615	01/02/2018	(1)
JP Morgan Chase Bank NA	$ 52	DKK$ 325	01/02/2018	(1)
Bank of America NA	DKK$ 811	$ 130	01/02/2018	3
Goldman Sachs Bank USA	DKK$ 208	$ 30	01/02/2018	(2)
Goldman Sachs Bank USA	DKK$ 202	$ 31	04/03/2018	(1)
JP Morgan Chase Bank NA	DKK$ 350	$ 56	01/02/2018	1
BNP Paribas SA	$ 902	€ 775	11/02/2017	1
Citibank NA	$ 6	€ 5	11/15/2017	—
JP Morgan Chase Bank NA	$ 1,101	€ 936	11/02/2017	(11)
Bank of America NA	€ 1,593	$ 1,872	11/02/2017	16
12

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	€ 775	$ 903	12/04/2017	$ (1)
JP Morgan Chase Bank NA	€ 118	$ 139	11/02/2017	1
UBS AG	€ 6	$ 7	11/15/2017	—
Credit Suisse International	$ 189	₹ 12,358	12/04/2017	2
BNP Paribas SA	₹ 2,407	$ 37	12/04/2017	—
Citibank NA	₹ 1,518	$ 23	12/04/2017	—
JP Morgan Chase Bank	₹ 1,451	$ 22	12/04/2017	—
Citibank NA	$ 113	¥ 12,700	11/02/2017	(2)
Citibank NA	$ 52	MEX$ 990	12/15/2017	(1)
Citibank NA	MEX$ 275	$ 15	12/15/2017	—
Bank of America NA	$ 892	NZD$ 1,303	11/02/2017	—
Bank of America NA	NZD$ 1,303	$ 891	12/04/2017	—
JP Morgan Chase Bank NA	NZD$ 1,303	$ 937	11/02/2017	45
Citibank NA	$ 50	RUS$ 2,936	02/16/2018	(1)
BNP Paribas SA	₩ 51,219	$ 45	12/04/2017	(1)
Deutsche Bank AG	₩ 95,642	$ 84	12/04/2017	(2)
Total Forward Currency Contracts				$(108)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil Cetip Interbank Deposit	Pay	9.650%	At maturity	01/02/2025	R$ 1,700	$ (4)	$ (1)	$ (3)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.165	At maturity	12/15/2021	€ 140	1	—	1
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.385	At maturity	12/15/2026	150	(1)	1	(2)
LCH Group	French Consumer Price Index Ex Tobacco	Pay	1.438	At maturity	06/15/2027	240	(1)	(1)	—
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	Semiannual	03/21/2028	£ 1,390	(13)	(48)	35
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semiannual	03/21/2048	200	(9)	(5)	(4)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At maturity	06/15/2030	800	13	20	(7)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.300	At maturity	12/15/2030	100	(3)	(5)	2
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.470	At maturity	09/15/2032	1,450	(12)	2	(14)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.585	At maturity	10/15/2046	130	(7)	(8)	1
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.585	At maturity	10/15/2046	90	5	5	—
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.427	At maturity	03/15/2047	100	7	—	7
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semiannual	09/20/2027	¥ 60,000	(1)	(1)	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semiannual	03/20/2029	150,000	(7)	(9)	2
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.200	Lunar	06/05/2024	MEX$ 2,200	(1)	—	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.040	Lunar	12/17/2026	500	1	—	1
13

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.280%	Lunar	11/28/2036	MEX$ 400	$ 1	$ 2	$ (1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.310	Lunar	11/28/2036	400	1	2	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.480	Lunar	06/18/2037	4,180	(6)	—	(6)
CME Group	New Zeland 90 Day Bank Bill Futures Rate Agreement	Pay	3.250	Semiannual	03/21/2028	NZD$ 500	—	2	(2)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/21/2019	$ 2,500	13	15	(2)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semiannual	12/16/2022	4,500	63	10	53
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.660	Semiannual	10/19/2023	400	7	—	7
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semiannual	10/25/2023	1,000	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semiannual	11/19/2023	300	6	1	5
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semiannual	12/12/2023	300	6	—	6
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semiannual	03/16/2026	5,790	37	(38)	75
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semiannual	04/21/2026	1,400	16	(8)	24
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semiannual	04/27/2026	1,800	20	(7)	27
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semiannual	07/27/2026	1,100	28	32	(4)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semiannual	12/07/2026	3,000	28	24	4
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semiannual	12/21/2046	1,260	93	125	(32)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semiannual	12/20/2047	200	5	3	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semiannual	10/19/2048	50	(3)	—	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.970	Semiannual	10/25/2048	100	(6)	—	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semiannual	11/19/2048	100	(6)	—	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semiannual	12/12/2048	100	(6)	—	(6)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	Semiannual	12/21/2026	900	38	42	(4)
14

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Federal Funds Effective Rate US	Pay	2.000%	Annual	12/15/2047	$ 150	$ 8	$ —	$ 8
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.710	At maturity	04/27/2018	500	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.580	At maturity	05/23/2018	2,900	7	1	6
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.935	At maturity	04/27/2019	500	1	—	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.026	At maturity	11/23/2020	300	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.021	At maturity	11/25/2020	300	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.550	At maturity	07/26/2021	200	5	7	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.602	At maturity	09/12/2021	150	3	5	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At maturity	07/26/2026	200	(7)	(10)	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.762	At maturity	08/30/2026	400	(13)	(20)	7
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At maturity	09/12/2026	200	(6)	(2)	(4)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801	At maturity	09/12/2026	150	(4)	(7)	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/12/2026	100	(3)	(5)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At maturity	09/15/2026	100	(3)	(5)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.102	At maturity	07/20/2027	500	(2)	—	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.080	At maturity	07/25/2027	200	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.122	At maturity	08/01/2027	400	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.180	At maturity	09/20/2027	90	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.150	At maturity	09/25/2027	100	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.156	At maturity	10/17/2027	200	—	—	—
Interest Rate Swaps									$186
15

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 28 Version 1	Buy	1.000%	12/20/2022	0.500%	Quarterly	€ 800	$(25)	$(21)	$ (4)
ICE Group	Markit iTraxx Europe Indices Series 26 Version 1	Buy	1.000	12/20/2021	0.360	Quarterly	€ 300	(10)	(5)	(5)
ICE Group	Canadian Natural Resources Ltd. 3.450% due 11/15/2021	Buy	1.000	03/20/2018	0.121	Quarterly	$ 100	—	—	—
ICE Group	Markit CDX North America High Yield Index Series 29	Buy	5.000	12/20/2022	3.102	Quarterly	$ 600	(54)	(48)	(6)
Credit Default Swaps										$(15)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.810%	At maturity	07/19/2026	$ 400	$(11)	$—	$(11)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.800	At maturity	07/20/2026	200	(6)	—	(6)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.805	At maturity	09/20/2026	100	(3)	—	(3)
Interest Rate Swaps									$(20)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON INDICES
Counterparty	Reference Rate	Pay/Receive Fixed Rate	Index	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	0.17%	Pay	Bloomberg Commodity Index SM	02/15/2018	Monthly	$ 6	$ 2	$ —	$ 2
Citibank NA	0.17	Pay	Bloomberg Commodity Index SM	02/15/2018	Monthly	5	(1)	—	(1)
Canadian Imperial Bank of Commerce	—	Pay	Bloomberg Commodity Index SM	02/15/2018	Monthly	5	11	—	11
JP Morgan Chase Bank NA	0.30	Pay	Bloomberg Commodity Index SM	02/15/2018	Monthly	6	17	—	17
JP Morgan Chase Bank NA	0.17	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	4	12	—	12
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	2,197	(6)	—	(6)
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	2	2	—	2
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	47	16	—	16
16

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON INDICES—Continued
Counterparty	Reference Rate	Pay/Receive Fixed Rate	Index	Expiration Date	Payment Frequency	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	$12	$ 5	$ —	$ 5
Goldman Sachs International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	7,471	(17)	—	(17)
Goldman Sachs International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	32	25	—	25
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	6,581	(17)	—	(17)
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	7	5	—	5
Merrill Lynch International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	—	—	—	—
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	211	88	—	88
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2018	Monthly	9	4	—	4
JP Morgan Chase Bank NA	0.35%	Pay	JP Morgan FNJ Commodity Index	02/15/2018	Monthly	28	27	(3)	30
Goldman Sachs International	0.25	Pay	S&P GSCI	02/15/2018	Monthly	5	34	—	34
BNP Paribas SA	-0.05	Pay	S&P GSCI Industrial Metals Index Excess Return	02/15/2018	Monthly	359	5	—	5
Goldman Sachs International	-0.05	Pay	S&P GSCI Industrial Metals Index Excess Return	02/15/2018	Monthly	198	2	—	2
Total Return Swaps on Indices									$217
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Fixed Rate	Fixed Price per Unit	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Calendar Swap on Iron Ore	Receive	$69.20	At Maturity	03/31/2018	$ 1	$ (6)	$—	$ (6)
Goldman Sachs International	Calendar Swap on Iron Ore	Receive	72.30	At Maturity	03/31/2018	—	4	—	4
Goldman Sachs International	Calendar Swap on Iron Ore	Receive	58.40	At Maturity	03/31/2019	—	(1)	—	(1)
Goldman Sachs International	Calendar Swap on Iron Ore	Receive	54.70	At Maturity	12/31/2019	—	—	—	—
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	69.70	At Maturity	03/31/2018	—	3	—	3
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	55.90	At Maturity	03/31/2019	—	—	—	—
JP Morgan Chase Bank NA	Hard Red Winter Wheat February 2018 Futures	Receive	1.00	At Maturity	02/23/2018	1	—	—	—
17

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON COMMODITIES—Continued
Counterparty	Reference Assets	Pay/Receive Fixed Rate	Fixed Price per Unit	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	$1,266.20	At Maturity	11/29/2018	$ —	$ (3)	$—	$ (3)
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.85	At Maturity	12/31/2017	—	—	—	—
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.97	At Maturity	12/31/2017	—	—	—	—
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.55	At Maturity	03/31/2018	—	—	—	—
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	12.70	At Maturity	12/31/2018	2	(1)	(1)	—
JP Morgan Chase Bank NA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.10	At Maturity	12/31/2017	—	—	—	—
JP Morgan Chase Bank NA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.10	At Maturity	03/31/2018	—	1	—	1
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.78	At Maturity	12/31/2017	—	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.90	At Maturity	12/31/2017	—	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.85	At Maturity	12/31/2017	—	1	—	1
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.74	At Maturity	12/31/2017	—	1	—	1
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.79	At Maturity	12/31/2017	—	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.82	At Maturity	12/31/2017	—	—	—	—
18

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON COMMODITIES—Continued
Counterparty	Reference Assets	Pay/Receive Fixed Rate	Fixed Price per Unit	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	$ 5.80	At Maturity	12/31/2017	$ —	$—	$—	$—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.30	At Maturity	03/31/2018	1	1	—	1
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.45	At Maturity	03/31/2018	—	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.22	At Maturity	03/31/2018	1	(1)	—	(1)
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	7.48	At Maturity	03/31/2018	—	—	—	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.81	At Maturity	12/31/2018	—	1	—	1
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.77	At Maturity	12/31/2018	—	1	—	1
BNP Paribas SA	Platnium London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(317.20)	At Maturity	07/09/2018	—	(8)	(1)	(7)
Goldman Sachs International	Platnium London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(318.90)	At Maturity	07/06/2018	—	(4)	—	(4)
Total Return Swaps on Commodities									$ (9)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$ 0.07	At Maturity	07/29/2020	$ 377	$16	$—	$16
19

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON INDICES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Intercontinental Exchange LIBOR USD 3-month	Receive	$ —	At Maturity	03/20/2018	$ 100	$ (2)	$—	$ (2)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.01%	At Maturity	01/10/2018	44	—	—	—
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.04	At Maturity	07/29/2020	21	—	—	—
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.04	At Maturity	07/29/2020	356	(5)	—	(5)
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.02	At Maturity	12/04/2017	102	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.02	At Maturity	12/04/2017	72	1	—	1
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.02	At Maturity	04/12/2018	39	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.02	At Maturity	10/25/2018	35	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.02	At Maturity	10/31/2018	281	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.03	At Maturity	07/17/2019	55	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.03	At Maturity	07/26/2019	43	—	—	—
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.03	At Maturity	10/08/2019	29	—	—	—
Goldman Sachs International	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.04	At Maturity	01/10/2018	25	—	—	—
JP Morgan Chase Bank NA	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.05	At Maturity	10/31/2018	22	—	—	—
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.05	At Maturity	04/12/2018	23	—	—	—
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.05	At Maturity	10/25/2018	22	—	—	—
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.10	At Maturity	10/31/2018	194	—	—	—
20

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
VARIANCE SWAPS ON INDICES—Continued
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.07%	At Maturity	07/17/2019	$ 37	$—	$—	$—
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.07	At Maturity	07/26/2019	29	—	—	—
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.07	At Maturity	10/08/2019	19	—	—	—
Goldman Sachs International	S&P GSCI Aluminum Index Excess Return	Pay	0.03	At Maturity	08/01/2018	29	—	—	—
Goldman Sachs International	S&P GSCI Copper Index Total Return(SM)	Pay	0.04	At Maturity	08/01/2018	3	—	—	—
JP Morgan Chase Bank NA	S&P GSCI Copper Index Total Return(SM)	Pay	0.04	At Maturity	08/01/2018	11	—	—	—
Société Générale Paris	Soybean Futures October 2018	Pay	0.03	At Maturity	10/26/2018	30	—	—	—
Variance Swaps on Indices									$ (6)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	1.160%	Quarterly	$ 100	$(1)	$ (9)	$ 8
Goldman Sachs International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.605	Quarterly	200	(1)	(14)	13
HSBC Bank USA NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2022	1.527	Quarterly	100	(2)	(6)	4
Credit Default Swaps										$ 25
Total Swaps										$394

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2017 — (0.6)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 300	Federal National Mortgage Association TBA[1] 3.000%—12/13/2047	$301	$(300)
21

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 2,527	$—	$ 2,527
Collateralized Mortgage Obligations	—	134	—	134
Corporate Bonds & Notes	—	4,557	—	4,557
Foreign Government Obligations	—	6,820	—	6,820
Mortgage Pass-Through	—	2,821	—	2,821
U.S. Government Obligations	—	51,387	—	51,387
Short-Term Investments
Certificates Of Deposit	—	300	—	300
Repurchase Agreements	—	10,993	—	10,993
Total Investments in Securities	$ —	$79,539	$—	$79,539
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 156	$—	$ 156
Futures Contracts	255	—	—	255
Purchased Options	6	47	—	53
Swap Agreements	—	616	—	616
Total Financial Derivative Instruments - Assets	$ 261	$ 819	$—	$ 1,080
Liability Category
Fixed Income Investments Sold Short	$ —	$ (300)	$—	$ (300)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (264)	$—	$ (264)
Futures Contracts	(214)	—	—	(214)
Swap Agreements	—	(222)	—	(222)
Written Options	(10)	(11)	—	(21)
Total Financial Derivative Instruments - Liabilities	$(224)	$ (497)	$—	$ (721)
Total Investments	$ 37	$79,561	$—	$79,598
There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$—	$26,678	$7,069	$—	$33,747
22

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2017.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $1,959,000 or 4% of net assets.
3	Floating rate security, the stated rate represents the rate in effect at October 31, 2017.
4	MTN after the name of a security stands for Medium Term Note.
5	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
6	Zero coupon bond
7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2017. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
8	At October 31, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $333,000 or less than 1% of net assets.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
j	Amount represents Index Value
ARG$	Argentine Peso
AUD$	Australian Dollar
R$	Brazilian Real
£	British Pound
CAD$	Canadian Dollar
DKK$	Denmark Krone
€	Euro
₹	Indian Rupee
¥	Japanese Yen
MEX$	Mexican Peso
PER$	Peruvian Nuevo Sol
NZD$	New Zealand Dollar
RUS$	Russian Ruble
₩	South Korean Won
TRD$	Turkish Lira
The accompanying notes are an integral part of the Financial Statements.
23

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24

Harbor Strategic Markets Funds
Statement of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
Harbor Commodity Real Return Strategy Fund (Consolidated)
ASSETS
Investments, at identified cost*	$ 78,311
Investments, at value	$ 68,546
Repurchase agreements	10,993
Cash-restricted	105
Cash	106
Foreign currency, at value (cost: $152)	148
Receivables for:
Investments sold	11,638
Capital shares sold	11
Interest	189
Unrealized appreciation on open forward currency contracts	156
Unrealized appreciation on OTC swap agreements	313
Variation margin on options and futures contracts	35
Variation margin on centrally cleared swap agreements	115
Purchased options not settled through variation margin, at value (premiums paid: $89)	52
Options sold	23
Prepaid registration fees	5
Other assets	42
Total Assets	92,477
LIABILITIES
Payables for:
Due to broker	25
Investments purchased	6,616
Capital shares reacquired	26
Investments sold short, at value (proceeds: $301)	300
Written options not settled through variation margin, at value (premiums received: $78)	20
Swap premiums received	34
Unrealized depreciation on OTC swap agreements	90
Sale-buyback financing transactions	33,747
Variation margin on options and futures contracts	27
Unrealized depreciation on open forward currency contracts	264
Accrued expenses:
Management fees	35
Transfer agent fees	3
Trustees' fees and expenses	1
Other	126
Total Liabilities	41,314
NET ASSETS	$ 51,163
Net Assets Consist of:
Paid-in capital	$ 74,630
Accumulated undistributed net investment income/(loss)	377
Accumulated net realized gain/(loss)	(24,656)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	464
Unrealized appreciation/(depreciation) of other financial instruments	348
$ 51,163
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$ 50,771
Shares of beneficial interest[1]	13,449
Net asset value per share[2]	$ 3.78
Administrative Class
Net assets	$ 392
Shares of beneficial interest[1]	104
Net asset value per share[2]	$ 3.76

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

25

Harbor Strategic Markets Funds
Statement of Operations—Year Ended October 31, 2017

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Investment Income
Interest	$2,113
Total Investment Income	2,113
Operating Expenses
Management fees	505
12b-1 fees:
Administrative Class	1
Shareholder communications	35
Custodian fees	181
Transfer agent fees:
Institutional Class	53
Administrative Class	1
Professional fees	5
Trustees' fees and expenses	2
Registration fees	37
Miscellaneous	7
Expenses before interest expense	827
Interest expense	282
Total expenses	1,109
Transfer agent fees waived	(6)
Other expenses reimbursed	(234)
Net expenses	869
Net Investment Income/(Loss)	1,244
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(404)
Foreign currency transactions	(449)
Investments sold short	31
Swap agreements	(743)
Futures contracts	101
Purchased options	(38)
Written options	65
Change in net unrealized appreciation/(depreciation) on:
Investments	(708)
Forwards currency contracts	233
Investments sold short	1
Swap agreements	2,403
Futures contracts	(126)
Purchased options	101
Written options	(66)
Translations of assets and liabilities in foreign currencies	2
Net gain/(loss) on investment transactions	403
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,647
The accompanying notes are an integral part of the Financial Statements.

26

Harbor Strategic Markets Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 1,244	$ 1,404
Net realized gain/(loss) on investments	(1,437)	(11,279)
Change in net unrealized appreciation/(depreciation) of investments	1,840	6,587
Net increase/(decrease) in assets resulting from operations	1,647	(3,288)
Distributions to Shareholders
Net investment income:
Institutional Class	(631)	(1,967)
Administrative Class	(4)	(13)
Net realized gain on investments:
Institutional Class	—	—
Administrative Class	—	—
Return of capital[a]:
Institutional Class	—	(596)
Administrative Class	—	(3)
Total distributions to shareholders	(635)	(2,579)
Net Increase/(Decrease) Derived from Capital Share Transactions	(26,260)	(26,750)
Net increase/(decrease) in net assets	(25,248)	(32,617)
Net Assets
Beginning of period	76,411	109,028
End of period*	$ 51,163	$ 76,411
* Includes accumulated undistributed net investment income/(loss) of:	$ 377	$ 164

a	Determined in accordance with federal income tax regulations (see Note 5 in the Notes to Financial Statements)
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Strategic Markets Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 10,628	$ 19,388
Reinvested distributions	624	2,495
Cost of shares reacquired	(37,395)	(48,420)
Net increase/(decrease) in net assets	$(26,143)	$(26,537)
Administrative Class
Net proceeds from sale of shares	$ 111	$ 74
Reinvested distributions	3	16
Cost of shares reacquired	(231)	(303)
Net increase/(decrease) in net assets	$ (117)	$ (213)
SHARES
Institutional Class
Shares sold	2,844	5,503
Shares issued due to reinvestment of distributions	175	740
Shares reacquired	(10,051)	(13,954)
Net increase/(decrease) in shares outstanding	(7,032)	(7,711)
Beginning of period	20,481	28,192
End of period	13,449	20,481
Administrative Class
Shares sold	30	21
Shares issued due to reinvestment of distributions	1	5
Shares reacquired	(63)	(89)
Net increase/(decrease) in shares outstanding	(32)	(63)
Beginning of period	136	199
End of period	104	136
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Strategic Markets Funds
Statement of Cash Flows— Year Ended October 31, 2017

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ 1,647
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(1,168,504)
Proceeds from sales of long-term securities	1,192,439
Proceeds from short-term portfolio investments, net	9,672
Decrease in receivable for investments sold	6,288
Decrease in foreign spot contracts receivable	2
Decrease in interest receivable	73
Decrease in variation margin on options and futures contracts	39
Increase in variation margin on swap agreements	(84)
Decrease in options sold	2
Increase in other assets	(26)
Decrease in payable for investments purchased	(7,480)
Increase in investments sold short	301
Decrease in foreign currency spot contracts payable	(2)
Decrease in premiums from written options not settled through variation margin	(185)
Increase in swap premiums received	27
Decrease in management fees payable	(18)
Decrease in transfer agent fees payable	(2)
Increase in other liabilities	32
Net change in unrealized appreciation/(depreciation) on investments	707
Net change in unrealized appreciation/(depreciation) on forwards	(233)
Net change in unrealized appreciation/(depreciation) on OTC swaps	(2,098)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	66
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(86)
Net realized loss on investments	373
Net realized loss on purchased options not settled through variation margin	38
Net accretion and earned inflation component ..	(31)
Net cash provided by operating activities	32,957
Cash flows used for financing activities:
Proceeds from shares sold	10,738
Payment on shares redeemed	(37,706)
Cash dividends paid	(8)
Decrease in sale-buyback financing transactions	(6,291)
Increase in due to broker and cash-restricted	(33)
Net cash used for financing activities	(33,300)
Net decrease in cash and foreign currency	(343)
Cash and foreign currency:
Beginning of period	$ 597
End of period	254
Reinvestment of dividends	$ 627
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 282
The accompanying notes are an integral part of the Financial Statements.

29

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30

Harbor Strategic Markets Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 3.71	$ 3.84	$ 5.58	$ 6.13	$ 7.38
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [c]	0.06 [c]	0.02 [c]	0.14	0.02
Net realized and unrealized gains/(losses) on investments	0.04	(0.09)	(1.56)	(0.55)	(1.17)
Total from investment operations	0.11	(0.03)	(1.54)	(0.41)	(1.15)
Less Distributions
Dividends from net investment income	(0.04)	(0.07)	(0.20)	(0.01)	(0.08)
Distributions from net realized capital gains[1]	—	—	—	(0.13)	(0.02)
Return of capital[d]	—	(0.03)	—	—	—
Total distributions	(0.04)	(0.10)	(0.20)	(0.14)	(0.10)
Proceeds from redemption fees	—	—	—	—	— *
Net asset value end of period	3.78	3.71	3.84	5.58	6.13
Net assets end of period (000s)	$50,771	$75,908	$108,267	$208,996	$318,937
Ratios and Supplemental Data (%)
Total return[b]	3.13%	(0.38)%	(28.36)%	(6.82)%	(15.76)%
Ratio of total expenses to average net assets[2]	1.78	1.52	1.28	1.04	1.03
Ratio of net expenses to average net assets[a]	1.39	1.24	1.08	0.98	0.98
Ratio of net expenses excluding interest expense to average net assets[a]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	1.99	1.73	0.36	1.23	0.45
Portfolio turnover	1,331	1,069	784	635	532

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Amounts are allocated based upon average shares outstanding during the period.
d	Determined in accordance with federal income tax regulations (see Note 5 of the accompanying Notes to Financial Statements)
The accompanying notes are an integral part of the Financial Statements.

31

Administrative Class
2017	2016	2015	2014	2013
$ 3.69	$ 3.82	$ 5.56	$ 6.12	$ 7.37

0.06 [c]	0.05 [c]	0.01 [c]	0.03	0.02
0.04	(0.09)	(1.56)	(0.45)	(1.18)
0.10	(0.04)	(1.55)	(0.42)	(1.16)

(0.03)	(0.07)	(0.19)	(0.01)	(0.07)
—	—	—	(0.13)	(0.02)
—	(0.02)	—	—	—
(0.03)	(0.09)	(0.19)	(0.14)	(0.09)
—	—	—	—	— *
3.76	3.69	3.82	5.56	6.12
$ 392	$ 503	$ 761	$1,236	$ 1,142

2.87%	(0.85)%	(28.52)%	(7.06)%	(15.93)%
2.03	1.78	1.53	1.29	1.27
1.64	1.49	1.33	1.23	1.23
1.19	1.19	1.19	1.19	1.19
1.72	1.39	0.18	1.40	0.11
1,331	1,069	784	635	532
32

Harbor Strategic Markets Funds
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolio covered by this report is Harbor Commodity Real Return Strategy Fund (referred to as the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.
The Fund currently offers two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by the Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by
33

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by the Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or the Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, the Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the
34

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of the Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.
The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, the Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, the Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
35

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
U.S. Government Securities
During the year, the Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the year, the Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. The Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
The Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
36

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements
In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, the Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. The Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, the Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, the Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2017 was $28,163,000 at a weighted average interest rate of 0.998% for the Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found at the end of the Fund’s Portfolio of Investments schedule.
Short Sales
During the year, the Fund engaged in short-selling, which obligates the Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the
37

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, the Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that the Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, the Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values. Purchased call options tend to increase the Fund’s exposure to the underlying instrument. Purchased put options tend to decrease the Fund’s exposure to the underlying instrument.
When the Fund purchases an option, it pays a premium. If a purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by the Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by the Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. The Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When the Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.
38

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. The Fund may write or purchase options on exchange-traded futures contracts in which the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. The Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to the Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, the Fund used interest rate swap agreements to manage its exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, the Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
39

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2017 for the Fund was $400,000.
Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, the Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.
Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, the Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, the Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, the Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, the Fund used forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, the Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, the Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
40

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by the Fund, or in unrealized gain/(loss) if the security is still held by the Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
41

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Custodian
The Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Basis for Consolidation
Harbor Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, the Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. Refer to the table below for details regarding the Subsidiary’s structure, incorporation, and relationships as of the year ended October 31, 2017 (amounts in thousands).
Date of Incorporation	08/04/2008
Subscription Agreement	09/02/2008
Consolidated Fund Total Assets	$92,477
Subsidary % of Fund Total Assets	19%
Subsidiary Financial Statement Information
Total assets	$18,024
Total liabilities	1,568
Net assets	16,456
Total income	222
Net investment income/(loss)	(66)
Net realized gain/(loss)	(524)
Net change in unrealized appreciation/(depreciation)	1,392
Increase/(decrease) in net asset resulting from operations	802
Treatment of Income from Offshore Subsidiary
Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Fund seeks to gain exposure to commodity markets indirectly by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The Internal Revenue Service has issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. There can be no assurance that the Internal Revenue Service will not further change its position relating to whether that income derived from the Subsidiary is qualifying income. Furthermore, the tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund’s taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.
42

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed the Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where the Fund operates, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Consolidated Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2017, the Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on the Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for the Fund requires the Fund to present a Consolidated Statement of Cash Flows.
Investment Company Reporting Modernization
The Fund has adopted the Amendments to Regulation S-X as detailed in the SEC final rule on Investment Company Reporting Modernization (the “Rule”) which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The derivative schedules included in the Fund’s Portfolio of Investments have been prepared to incorporate the new columns required by the Rule which became effective as of August 1, 2017. The adoption of the Rule had no impact on the Fund’s net assets or results of operations.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for the Fund for the year ended October 31, 2017 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,158,258	$10,246	$1,160,433	$32,006
43

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
The Fund has an advisory agreement with Harbor Capital. The agreement provides for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of the Fund in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations. For the period November 1, 2016 through October 31, 2017, Harbor Capital has contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. The contractual expense limitations are effective through February 28, 2018.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative Class shares (the “12b-1 Plan”), the Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by the Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to the Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Fund. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of the Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares.
44

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2017. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Fund did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	81,867	—	81,867	0.6%
Independent Trustees
The fees and expenses of the Independent Trustees are shown on the Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Fund totaled $2,000 for the year ended October 31, 2017.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, the Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Accrued Expenses” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on the Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to swap agreements, paydown reclasses, tax treatment of income from controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. Distributions
45

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
classified as a return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumlated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$(396)	$985	$(589)
The tax composition of the Fund’s distributions is as follows:
	As of October 31, 2017			As of October 31, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Return of Capital (000s)	Total (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$635	$—	$635	$1,980	$—	$599	$2,579
As of October 31, 2017, the components of the Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,747	$—	$(1,346)
At October 31, 2017, the Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The following capital loss carryforwards do not expire:
	Capital Loss Carryforwards
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$7,928	$15,928	$23,856
The identified cost for federal income tax purposes of investments owned by the Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 is as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$81,719	$538	$(1,884)	$(1,346)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
The Fund’s derivative instruments outstanding as of the year ended October 31, 2017, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for the Fund.
46

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$ 156	$ —	$ —	$ 156
Unrealized appreciation on OTC swap agreements[b]	—	—	25	288	313
Variation margin on centrally cleared swap agreements[a,b]	303	—	—	—	303
Variation margin on options and futures contracts (futures)[a]	79	—	—	176	255
Variation margin on options and futures contracts (options)[a]	1	—	—	—	1
Purchased options, at value	49	—	—	3	52
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(264)	$ —	$ —	$(264)
Unrealized depreciation on OTC swap agreements[b]	(22)	—	—	(68)	(90)
Variation margin on centrally cleared swap agreements[a,b]	(117)	—	(15)	—	(132)
Variation margin on options and futures contracts (futures)[a]	(12)	—	—	(202)	(214)
Variation margin on options and futures contracts (options)[a]	(1)	—	—	—	(1)
Written options, at value	(16)	—	—	(4)	(20)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $34,000.
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2017, were:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(421)	$ —	$ —	$ (421)
Futures contracts	(6)	—	—	107	101
Purchased options	(38)	—	—	—	(38)
Written options	35	30	—	—	65
Swaps agreements	23	—	(78)	(688)	(743)
Net realized gain/(loss) on derivatives	$ 14	$(391)	$(78)	$(581)	$(1,036)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$233	$ —	$ —	$ 233
Futures contracts	(89)	—	—	(37)	(126)
Purchased options	99	—	—	2	101
Written options	(54)	—	(11)	(1)	(66)
Swaps agreements	838	—	13	1,552	2,403
Change in unrealized appreciation/(depreciation) on derivatives	$794	$233	$ 2	$1,516	$2,545
47

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2017, the Fund entered into the following Master Netting Arrangements:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2017:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Harbor Commodity Real Return Strategy Fund[a]
Master/Global Repurchase Agreement
Fixed Income Clearing Corp.	$ 1,293	$—	$ —	$ —	$ 1,293	$(1,293)	$ —
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(14,156)	—	(14,156)	—	(14,156)
BNP Paribas NY	—	—	(19,591)	—	(19,591)	—	(19,591)
Credit Suisse Securities LLC	—	—	—	(100)	(100)	—	(100)
Morgan Stanley Co. Inc.	—	—	—	(200)	(200)	—	(200)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Master/Global Repurchase Agreement
Barclays Capital Inc.	1,500	—	—	—	1,500	(1,500)	—
Citigroup Global Markets Inc.	4,100	—	—	—	4,100	(4,100)	—
JPMorgan Securities LLC	4,100	—	—	—	4,100	(4,100)	—
Total Borrowings and Other Financing Transactions	$10,993	$—	$(33,747)	$(300)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities. As such, exposure cannot be netted.
Harbor Commodity Real Return Strategy Fund (Consolidated) has not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2017.
48

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2017:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Harbor Commodity Real Return Strategy Fund[a]
Bank of America NA	$ 19	$—	$ —	$ 19	$ (1)	$ —	$ —	$ (1)	$ 18	$ —	$ 18
BNP Paribas SA	1	—	—	1	(13)	—	—	(13)	(12)	—	(12)
Citibank NA	2	—	—	2	(8)	—	—	(8)	(6)	—	(6)
Credit Suisse International	2	—	—	2	—	—	—	—	2	—	2
Deutsche Bank AG	—	34	8	42	(155)	(1)	—	(156)	(114)	—	(114)
Goldman Sachs Bank USA	2	—	—	2	(4)	(4)	—	(8)	(6)	—	(6)
Goldman Sachs International	—	—	13	13	—	—	(2)	(2)	11	—	11
HSBC Bank USA NA	—	—	4	4	—	—	—	—	4	—	4
JP Morgan Chase Bank	—	—	—	—	(24)	—	—	(24)	(24)	—	(24)
JP Morgan Chase Bank NA	82	—	—	82	(12)	(4)	—	(16)	66	—	66
Morgan Stanley Capital Services LLC	—	13	—	13	—	(1)	(20)	(21)	(8)	—	(8)
Royal Bank of Scotland plc	—	—	—	—	—	(1)	—	(1)	(1)	—	(1)
Société Générale	1	—	—	1	—	—	—	—	1	—	1
UBS AG	47	—	—	47	(47)	—	—	(47)	—	—	—
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
BNP Paribas SA	—	—	7	7	—	—	(19)	(19)	(12)	—	(12)
Canadian Imperial Bank of Commerce	—	—	11	11	—	—	—	—	11	—	11
Citibank NA	—	—	18	18	—	—	(1)	(1)	17	—	17
Credit Suisse International	—	—	5	5	—	—	—	—	5	—	5
Goldman Sachs International	—	—	81	81	—	—	(22)	(22)	59	—	59
JP Morgan Chase Bank NA	—	—	68	68	—	—	(22)	(22)	46	—	46
Morgan Stanley Capital Services LLC	—	—	94	94	—	—	(4)	(4)	90	(90)	—
Société Générale Paris	—	—	4	4	—	—	—	—	4	—	4
Total Over-the-Counter Exposure	$156	$ 47	$313	$516	$(264)	$(11)	$(90)	$(366)

*	Of the total collateral received and/or pledged listed in the table above, cash of $90 has been received as collateral.
a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities. As such, exposure cannot be netted.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
At a meeting of the Board of Trustees held on November 19 and 20, 2017, the Board of Trustees voted to liquidate and dissolve the Fund. The liquidation of the Fund is expected to occur on January 26, 2018. Because the Fund is liquidating, the Fund is now closed to new investors. Additional information related to the liquidation can be found in the supplements to the Fund’s prospectus and statement of additional information as filed with the Securities and Exchange Commission on November 27, 2017.
49

Harbor Strategic Markets Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statement of assets and liabilities of Harbor Commodity Real Return Strategy Fund (consolidated) (one of the portfolios constituting the Harbor Funds (the Trust)), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Commodity Real Return Strategy Fund (consolidated) at October 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017
50

Harbor Strategic Markets Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.82	$1,000	$1,034.10
Hypothetical (5% return)		4.79	1,000	1,020.35
Administrative Class	1.19%
Actual		$6.09	$1,000	$1,031.50
Hypothetical (5% return)		6.06	1,000	1,019.06

*	Reflective of all fee waivers and expense reimbursements (excluding interest expense, if any)
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
51

Harbor Strategic Markets Funds
Additional Information (Unaudited)

Additional Tax Information
For the fiscal year ended October 31, 2017, the Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from the Fund during calendar year 2017 will receive a Form 1099-DIV in January 2018 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders did not approve an amendment to the Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Commodity Real Return Strategy Fund[a]	5,206,476	628,422	114,556	5,056,638
52

Harbor Strategic Markets Funds
Additional Information—Continued

Special meeting of shareholders—Continued
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders did not approve an amendment to the Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Commodity Real Return Strategy Fund[a]	5,192,936	641,547	114,971	5,056,638

a	Meeting held on November 15, 2017
53

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
54

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
55

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
56

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
57

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
58

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
59

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
60

Glossary—Continued

Financial Terms—Continued
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
61

Glossary—Continued

Financial Terms—Continued
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
62

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.SM.1017

Annual Report
October 31, 2017
Fixed Income  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX	HNCVX
Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX	HNHYX
Harbor Bond Fund	HABDX	HRBDX	–	–
Harbor Real Return Fund	HARRX	HRRRX	–	–
Harbor Money Market Fund	HARXX	HRMXX	–	–

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2017. Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower than what is shown here and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices shown in this report assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.
	Total Return Year Ended October 31, 2017
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	8.74%	8.37%	8.26%	8.81%
Harbor High-Yield Bond Fund	8.16	7.98	7.79	8.23
Harbor Bond Fund	2.82	2.56	N/A	N/A
Harbor Real Return Fund	0.92	0.62	N/A	N/A
Harbor Money Market Fund	0.73	0.73	N/A	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2017
ICE BofAML U.S. Convertible Ex Mandatory (domestic convertible bonds)	20.69%
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62
ICE BofAML U.S. High Yield (domestic high-yield bonds)	9.14
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90
Bloomberg Barclays U.S. TIPS (domestic bonds)	-0.11
ICE BofAML U.S. 3-Month Treasury Bill (domestic short-term)	0.72

	EXPENSE RATIOS[1]					Morningstar Average[2]
FIXED INCOME FUNDS	2013	2014	2015	2016	2017
Harbor Convertible Securities Fund
Institutional Class	0.79%	0.74%	0.75%	0.76%	0.76%	0.98%
Administrative Class	1.04	0.99	1.00	1.01	1.00	1.31
Investor Class	1.16	1.11	1.12	1.13	1.12	1.65
Retirement Class	N/A	N/A	N/A	0.71 [a]	0.67	0.92
Harbor High-Yield Bond Fund
Institutional Class	0.64%	0.64%	0.65%	0.66%	0.67%	0.78%
Administrative Class	0.89	0.89	0.90	0.91	0.92	1.17
Investor Class	1.01	1.01	1.02	1.03	1.04	1.18
Retirement Class	N/A	N/A	N/A	0.61 [a]	0.61	0.74
Harbor Bond Fund
Institutional Class	0.53%	0.54%	0.52%	0.51%	0.51%	0.65%
Administrative Class	0.78	0.79	0.77	0.76	0.76	0.98
Harbor Real Return Fund
Institutional Class	0.59%	0.60%	0.58%	0.55%	0.54%	0.52%
Administrative Class	0.84	0.85	0.83	0.80	0.77	0.91
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.75%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.41

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2017 Morningstar Universe with the same investment style as the comparable Harbor Fund and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees.
a	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
I am honored to be writing my first shareholder letter to you as Chairman of the Board of Trustees of Harbor Funds. David Van Hooser, our long-standing Chairman, retired from the Board of Trustees on September 22, 2017 after 17 years of distinguished service. Over that 17 year tenure, I have admired how Dave has maintained a singular focus on serving the best interests of Harbor Funds and its shareholders. He has served as an example to me and the other women and men who work diligently to support Harbor Funds. I remain committed to carrying on the responsibility that Dave so fully embraced to place the interests of Harbor Funds and its shareholders first.
We have also had other changes on the Board of Trustees over the past year. Rodger Smith, our long-standing Lead Independent Trustee, retired from the Board on December 31, 2016 after a 29 year tenure. He was replaced as Lead Independent Trustee by Randy Hack, who has served on the Board since 2010. Shareholders also elected two new independent Trustees to the Board on September 22, 2017 in Katie Quirk and Joe Dowling. With their election, eight of the nine members of the Board are independent of Harbor Capital Advisors, the investment adviser to Harbor Funds.
Market review
Domestic long-term fixed income markets generally delivered modest positive returns in the fiscal year ended October 31, 2017. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of investment-grade bonds, generated a return of 0.90% for the 12-month period.
The U.S. economy continued to experience solid growth with low inflation. As a result, U.S. Treasury rates remained low, which provided a favorable backdrop for most fixed income asset classes. The perception of a hawkish tilt at the September Federal Reserve (Fed) meeting – at which the Fed confirmed its plans to begin unwinding its balance sheet – contributed to a rebound in yields on U.S. Treasuries.
In other developed markets, central banks shifted toward a less accommodative tone during the period, as rhetoric from the European Central Bank, the Bank of England and the Bank of Canada suggested a move away from easy monetary policy.
U.S. Treasury Inflation Protected Securities (“TIPS”) had slightly negative returns for the fiscal year, underperforming conventional U.S. Treasury bonds.
High yield bonds generally outperformed other fixed income securities in the stable, low-volatility investing environment.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.

	Returns For Periods Ended October 31, 2017
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
Domestic Equities
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
International & Global
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
We always encourage shareholders to take a long term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman

Harbor Convertible Securities Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan Barrow, CFA

Management’s Discussion of
Fund Performance
Market Review
Since the results of the U.S. Presidential election on November 8, 2016, equity markets have continued to set record highs throughout the Harbor Convertible Securities Fund’s fiscal year ended October 31, 2017 in anticipation of a more business-friendly environment for U.S. corporations and a consequent boost in the economy. The Fund’s benchmark, the ICE BofAML All US Convertible Ex Mandatory Index (“the Index”), returned 20.69% for the fiscal year, with underlying equities returning 29.50% for the same period. It is worth noting that the rally in underlying equities was broad-based and featured positive returns from each sector except Energy, a sector that continues to heal from the dramatic selloff in the first calendar quarter of 2016.
With equity markets establishing record highs, the resurgence of the convertible new issue market has been encouraging with 105 deals raising $39.0B for the fiscal year. This compares favorably with the preceding fiscal year’s total of 80 deals totaling $34.8B. Throughout the fiscal year, the continued strength and variety in new issue activity has provided ample opportunity to further diversify the Fund through selective purchases.
Performance
The Harbor Convertible Securities Fund returned 8.74% (Institutional Class), 8.37% (Administrative Class), 8.26% (Investor Class), and 8.81% (Retirement Class) for the fiscal year, underperforming the 20.69% return of its benchmark during the same period. Generally speaking, having little if any exposure to high delta/deep in-the-money names, which stylistically the Fund tends to underweight/sell due to excess equity sensitivity, negatively impacted the Fund’s relative returns in this strong equity environment due to the high concentration in the Index of such companies – particularly in the outperforming semiconductor industry. During the fiscal year, the Index’s average weight in the most equity-like convertibles (i.e., those with an investment premium of 80%-100%) was 19.58%, and these equity-like convertibles contributed 986 basis points (47.7%) of the Index’s 20.69% return.
Semiconductors was the best performing industry in the Fund, led by the Fund’s positions in Lam Research, a manufacturer of semiconductor processing equipment and Microchip Technology, a manufacturer of microcontrollers essential to the expansion of automotive chip content. Media was the second best performing industry. The Fund’s position in Live Nation, the global leader in the production of live concerts, was the main driver within media. The Fund’s third best industry was IT Services, led by Square, Inc. Square, an enabler of payment processing services for small businesses, has returned 65.2% since issuance in February 2017.
The three largest detracting sectors from the Fund’s performance were pharmaceuticals, energy equipment & services and technology hardware. In pharmaceuticals, Teva, a leading global manufacturer of generic pharmaceuticals, was exposed to industrywide pricing pressures amidst the need to reduce debt following a recent acquisition. We have substantially reduced the size of the Fund’s position. In energy equipment & services, the Fund’s holding in Nabors Industries, a leading operator of land-based oil and gas drilling rigs, had a negative effect. We expect that the company will be well-positioned for a recovery in the drilling cycle as Energy continues to stabilize. In the technology hardware sector, Electronics for Imaging, a leading manufacturer of hardware and software systems for commercial digital printing, experienced a slowdown in its legacy businesses as they awaited new product adoption. We have reduced the size of the Fund’s position.

Harbor Convertible Securities Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Microchip Technology Inc.	2.3%
NRG Yield Inc.	2.3%
On Semiconductor Corp.	2.1%
Ares Capital Corp.	2.0%
BioMarin Pharmaceutical Inc.	2.0%
Macquarie Infrastructure Corp.	2.0%
Two Harbors Investment Corp.	2.0%
Priceline Group Inc.	1.9%
ServiceNow Inc.	1.9%
Citrix Systems Inc.	1.8%
Outlook & Strategy
Spurred by the recent resurgence of the new issue calendar, the convertible market has begun to present many new opportunities for credit-oriented convertible managers who seek to adhere to a balanced style. While several existing in-the-money issues have continued to move in an equity-like fashion, recently-issued convertibles have included both new companies as well as existing issuers. This development has allowed us to diversify into new businesses that meet our credit criteria, as well as maintain exposure to repeat issuers by purchasing new issues closer to their bond floors. We believe this trend favors our investment style over the long term, as we generally focus first on investment creditworthiness, with an emphasis on positive risk/reward characteristics.
Looking forward, we believe that the market transition from monetary to fiscal stimulus may enhance opportunities in the convertible securities market. We believe these opportunities will be further supported by a growth-oriented equity environment, positive overall credit conditions and increased new issue activity.
As we enter a period of potentially higher interest rates, as determined by the U.S. Federal Reserve, with associated periods of volatility, we expect that the market is likely to place a premium on securities with attractive risk-versus-reward characteristics, which we believe is endemic to the style that we seek to incorporate in the Fund.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034
Cusip	411512734
Ticker	HACSX
Inception Date	05/01/2011
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$87,391

ADMINISTRATIVE CLASS

Fund #	2234
Cusip	411512726
Ticker	HRCSX
Inception Date	05/01/2011
Net Expense Ratio	1.00% [a]
Total Net Assets (000s)	$395

INVESTOR CLASS

Fund #	2434
Cusip	411512718
Ticker	HICSX
Inception Date	05/01/2011
Net Expense Ratio	1.12% [a]
Total Net Assets (000s)	$2,015

RETIREMENT CLASS

Fund #	2534
Cusip	411512387
Ticker	HNCVX
Inception Date	03/01/2016
Net Expense Ratio	0.67% [a]
Total Net Assets (000s)	$24,585

Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.88%	2.71%
Yield to Maturity	-0.86%	-1.75%
Current 30-Day Yield (Institutional Class)	0.33%	2.20%
Weighted Average Maturity	5.94 years	22.77 years
Weighted Average Duration	2.01 years	3.40 years
Portfolio Turnover (Year Ended 10/31/2017)	102%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	6.92%
>1 to 5	67.51%
>5 to 10	23.28%
>10 to 15	0.75%
>15 to 20	1.54%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Reflects a contractual management fee waiver effective through February 28, 2018

Harbor Convertible Securities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class	8.74%	5.85%	4.99%	05/01/2011	$68,643
Administrative Class	8.37	5.59	4.72	05/01/2011	67,507
Investor Class	8.26	5.45	4.60	05/01/2011	66,993
Retirement Class[1]	8.81	5.87	5.01	03/01/2016	68,723
Comparative Index
ICE BofAML U.S. Convertible Ex Mandatory[2]	20.69%	12.09%	9.16%	—	$88,432
As stated in the Fund’s current prospectus, the expense ratios were 0.73% (Net) and 0.78% (Gross) (Institutional Class); 0.98% (Net) and 1.03% (Gross) (Administrative Class); 1.10% (Net) and 1.15% (Gross) (Investor Class); and 0.65% (Net) and 0.70% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
2	The “Life of Fund” return and “Final Value of $50,000 Investment” as shown reflects the period 05/01/2011 through 10/31/2017.

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 0.7%)
CONVERTIBLE BONDS—98.3%
Principal Amount		Value
AUTOMOBILES—1.8%
	Solarcity Corp.
$630	1.625%—11/01/2019	$ 596
	Tesla Motors Inc.
816	1.250%—03/01/2021	912
495	2.375%—03/15/2022	602
		1,514
		2,110
BIOTECHNOLOGY—2.9%
	BioMarin Pharmaceutical Inc.
1,775	0.599%—08/01/2024	1,701
478	1.500%—10/15/2020	544
		2,245
CONVERTIBLE BONDS—Continued
Principal Amount		Value
BIOTECHNOLOGY—Continued
	Ligand Pharmaceuticals Inc.
$196	0.750%—08/15/2019	$ 381
	Neurocrine Biosciences Inc.
610	2.250%—05/15/2024[1]	700
		3,326
CAPITAL MARKETS—2.0%
	Ares Capital Corp.
1,183	3.750%—02/01/2022[1]	1,209
1,046	4.375%—01/15/2019	1,074
		2,283
COMMUNICATIONS EQUIPMENT—1.5%
	Ciena Corp.
261	3.750%—10/15/2018	309
	Finisar Corp.
815	0.500%—12/15/2036[1]	781
	Lumentum Holdings Inc.
500	0.250%—03/15/2024[1]	636
		1,726
CONSTRUCTION & ENGINEERING—1.7%
	Dycom Industries Inc.
577	0.750%—09/15/2021	673
	Tutor Perini Corp.
534	2.875%—06/15/2021	614
	Vinci SA
600	0.375%—02/16/2022	674
		1,961
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	Inmarsat plc
1,200	3.875%—09/09/2023	1,287
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
	OSI Systems Inc.
644	1.250%—09/01/2022[1]	680
ENERGY EQUIPMENT & SERVICES—1.9%
	Ensco Jersey Finance Ltd.
820	3.000%—01/31/2024[1]	695
	Nabors Industries Inc.
810	0.750%—01/15/2024[1]	599
	Weatherford International Ltd.
870	5.875%—07/01/2021	880
		2,174
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.6%
	Empire State Realty OP LP
219	2.625%—08/15/2019[1]	240
	Extra Space Storage LP
1,276	3.125%—10/01/2035[1]	1,393
	National Health Investors Inc.
494	3.250%—04/01/2021	565
	Spirit Realty Capital Inc.
622	2.875%—05/15/2019	622
	Starwood Waypoint Homes
35	3.000%—07/01/2019	43
1,385	3.500%—01/15/2022[1]	1,557
		1,600

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	VEREIT Inc.
$850	3.000%—08/01/2018	$ 853
		5,273
HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
	Dexcom Inc.
895	0.750%—05/15/2022[1]	796
	Nuvasive Inc.
800	2.250%—03/15/2021	930
	Wright Medical Group Inc.
1,219	2.000%—02/15/2020	1,326
		3,052
HEALTH CARE PROVIDERS & SERVICES—1.5%
	Brookdale Senior Living Inc.
585	2.750%—06/15/2018	584
	Molina Healthcare Inc.
906	1.625%—08/15/2044	1,123
		1,707
HEALTH CARE TECHNOLOGY—2.7%
	Allscripts Healthcare Solutions Inc.
1,750	1.250%—07/01/2020	1,820
	Medidata Solutions Inc.
979	1.000%—08/01/2018	1,305
		3,125
HOTELS, RESTAURANTS & LEISURE—1.4%
	Caesars Entertainment Corp.
161	5.000%—10/01/2024	317
	China Lodging Group Ltd.
725	0.375%—11/01/2022	732
	Marriott Vacations Worldwide Corp.
530	1.500%—09/15/2022[1]	574
		1,623
HOUSEHOLD DURABLES—1.2%
	CalAtlantic Group Inc.
816	0.250%—06/01/2019	819
362	1.625%—05/15/2018	571
		1,390
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—3.6%
	Nextera Energy Partners LP
1,497	1.500%—09/15/2020[1]	1,460
	NRG Yield Inc.
1,449	3.250%—06/01/2020[1]	1,453
1,119	3.500%—02/01/2019[1]	1,144
		2,597
		4,057
INDUSTRIAL CONGLOMERATES—0.8%
	Siemens Financieringsmaatschappij NV
750	1.650%—08/16/2019	929
INTERNET & DIRECT MARKETING RETAIL—5.9%
	Ctrip.Com International Ltd.
517	1.250%—09/15/2022	540
1,101	1.990%—07/01/2025	1,279
		1,819
	Liberty Expedia Holdings Inc.
1,095	1.000%—06/30/2047[1]	1,122
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
	Priceline Group Inc.
$580	0.350%—06/15/2020	$ 864
1,033	0.900%—09/15/2021	1,235
		2,099
	Vipshop Holdings Ltd.
851	1.500%—03/15/2019	838
	Wayfair Inc.
900	0.375%—09/01/2022[1]	881
		6,759
INTERNET SOFTWARE & SERVICES—6.7%
	Akamai Technologies Inc.
594	0.000%—02/15/2019[2]	585
	Altaba Inc.
267	0.000%—12/01/2018[2]	368
	Envestnet Inc.
604	1.750%—12/15/2019	651
	Gogo Inc.
979	3.750%—03/01/2020	874
	IAC Financeco Inc.
870	0.875%—10/01/2022[1]	941
	Twitter Inc.
2,127	1.000%—09/15/2021	1,966
	Web.com Group Inc.
244	1.000%—08/15/2018	244
	Weibo Corp.
770	1.250%—11/15/2022[1]	804
	Zillow Group Inc.
1,088	2.000%—12/01/2021[1]	1,198
		7,631
IT SERVICES—2.9%
	Blackhawk Network Holdings Inc.
1,507	1.500%—01/15/2022	1,514
	Euronet Worldwide Inc.
432	1.500%—10/01/2044	591
	Square Inc.
700	0.375%—03/01/2022[1]	1,187
		3,292
LIFE SCIENCES TOOLS & SERVICES—0.9%
	Qiagen NV
800	0.375%—03/19/2019	976
MACHINERY—2.1%
	Chart Industries Inc.
500	2.000%—08/01/2018	502
	Greenbrier Companies Inc.
545	2.875%—02/01/2024[1]	640
	Navistar International Corp.
1,163	4.750%—04/15/2019	1,267
		2,409
MEDIA—6.2%
	Dish Network Corp.
633	2.375%—03/15/2024[1]	610
1,276	3.375%—08/15/2026	1,379
		1,989
	Liberty Interactive LLC
830	1.750%—09/30/2046[1]	941
	Liberty Media Corp.
625	1.000%—01/30/2023[1]	749

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
MEDIA—Continued
$517	1.375%—10/15/2023	$ 622
1,061	2.250%—09/30/2046	1,116
		2,487
	Live Nation Entertainment Inc.
1,264	2.500%—05/15/2019	1,677
		7,094
METALS & MINING—0.8%
	Royal Gold Inc.
867	2.875%—06/15/2019	954
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.8%
	Starwood Property Trust Inc.
2,022	4.375%—04/01/2023	2,062
	Two Harbors Investment Corp.
2,184	6.250%—01/15/2022	2,288
		4,350
OIL, GAS & CONSUMABLE FUELS—3.3%
	Chesapeake Energy Corp.
1,014	5.500%—09/15/2026[1]	903
	Oasis Petroleum Inc.
347	2.625%—09/15/2023	383
	PDC Energy Inc.
303	1.125%—09/15/2021	298
	SM Energy Co.
357	1.500%—07/01/2021	344
	Total SA MTN[3]
1,200	0.500%—12/02/2022	1,241
	Whiting Petroleum Corp.
715	1.250%—04/01/2020	645
		3,814
PHARMACEUTICALS—2.1%
	Jazz Investments I Ltd.
1,685	1.875%—08/15/2021	1,740
	Pacira Pharmaceuticals Inc.
565	2.375%—04/01/2022[1]	526
	Teva Pharmaceutical Finance Co. LLC
91	0.250%—02/01/2026	80
		2,346
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—12.7%
	Advanced Micro Devices Inc.
192	2.125%—09/01/2026	303
	Inphi Corp.
596	0.750%—09/01/2021	622
	Integrated Device Technology Inc.
1,369	0.875%—11/15/2022	1,580
	Intel Corp.
1,046	3.493%—12/15/2035	1,757
	Lam Research Corp.
213	1.250%—05/15/2018	737
	Microchip Technology Inc.
365	1.625%—02/15/2025	673
1,515	1.625%—02/15/2027[1]	1,915
		2,588
	Micron Technology Inc.
547	3.000%—11/15/2043	851
	ON Semiconductor Corp.
1,819	1.000%—12/01/2020	2,354
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	Silicon Laboratories Inc.
$1,040	1.375%—03/01/2022[1]	$ 1,252
	Stmicroelectronics NV
1,400	0.250%—07/03/2024	1,806
	Teradyne Inc.
450	1.250%—12/15/2023[1]	651
		14,501
SOFTWARE—15.3%
	Citrix Systems Inc.
1,709	0.500%—04/15/2019	2,100
	FireEye Inc.
1,609	1.625%—06/01/2035	1,505
	Hubspot Inc.
861	0.250%—06/01/2022[1]	973
	Nice Systems Inc.
538	1.250%—01/15/2024[1]	622
	Nuance Communications Inc.
1,781	1.000%—12/15/2035	1,644
	Proofpoint Inc.
1,281	0.750%—06/15/2020	1,657
	Red Hat Inc.
626	0.250%—10/01/2019	1,041
	Rovi Corp.
833	0.500%—03/01/2020	813
	Salesforce.com Inc.
737	0.250%—04/01/2018	1,134
	ServiceNow Inc.
169	0.000%—11/01/2018[2]	290
1,645	0.000%—06/01/2022[1,2]	1,853
		2,143
	Verint Systems Inc.
2,083	1.500%—06/01/2021	2,050
	Workday Inc.
1,175	0.250%—10/01/2022[1]	1,191
410	1.500%—07/15/2020	601
		1,792
		17,474
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
	Electronics For Imaging Inc.
837	0.750%—09/01/2019	818
THRIFTS & MORTGAGE FINANCE—0.9%
	Lendingtree Inc.
700	0.625%—06/01/2022[1]	994
TRANSPORTATION INFRASTRUCTURE—2.0%
	Macquarie Infrastructure Corp.
1,176	2.000%—10/01/2023	1,134
1,073	2.875%—07/15/2019	1,133
		2,267
TOTAL CONVERTIBLE BONDS
(Cost $108,200)		112,382

CORPORATE BONDS & NOTES—1.0%
HEALTH CARE PROVIDERS & SERVICES—1.0%
	Centene Corp.
655	5.625%—02/15/2021	681

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	HCA Inc.
$463	6.500%—02/15/2020	$ 500
TOTAL CORPORATE BONDS & NOTES
(Cost $1,178)		1,181

SHORT-TERM INVESTMENTS—1.2%
(Cost $1,368)
REPURCHASE AGREEMENTS
1,368	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $1,397)	1,368
TOTAL INVESTMENTS—100.5%
(Cost $110,746)		114,931
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.5)%		(545)
TOTAL NET ASSETS—100.0%		$114,386
FAIR VALUE MEASUREMENTS
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $33,870,000 or 30% of net assets.
2	Zero coupon bond.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Robert Kricheff
Since 2015
Neil Wechsler
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark Shenkman

Justin W. Slatky

Eric Dobbin

Steven N. Schweitzer

Robert Kricheff

Neil Wechsler

Management’s Discussion of
Fund Performance
Market review
The high-yield market experienced intermittent slumps during the year as concerns about a possible nuclear conflict on the Korean Peninsula, political turmoil in Washington, D.C., and sporadic periods of weakness in crude oil prices pressured the market. Each time, however, the weakness was short-lived as investors refocused their attention on positive factors and hopes that the potential passage of a comprehensive tax reform package would accelerate growth and boost the financial markets. The ICE BofAML US Non-Distressed High Yield Index (the “Index”) returned 8.62% for the 12 months ended October 31, 2017. With the “risk-on” environment resurfacing, triple-C rated credits within the Index surged by 12.27% for the period, well above the single-B and double-B gains of 8.97% and 7.71%, respectively. Default rates plunged from approximately 3% as of October 31, 2016 to 1% as of October 31, 2017. The J.P. Morgan U.S. High-Yield trailing twelve-month default rate is now at its lowest level since March 2014 as of October 31, 2017. Not surprisingly, approximately half of this year’s defaults have occurred in the Retail and Energy sectors.
As is typical over the summer months, July and August saw a somewhat lower level of new issuance than the first six months of the year. Immediately following the Labor Day holiday weekend, however, the new issuance floodgates opened. With interest rates trending at low levels and pent-up demand for bonds following the late-August doldrums, a plethora of companies sought to opportunistically access the high-yield market to refinance existing debt and extend maturities. New issuance volume remained at high levels with most of the proceeds being used for refinancing purposes, and new issue credit quality was relatively high. Notably, with crude oil prices improving throughout the year, there was a meaningful increase in new issuance tied to the Energy sector.
Lastly, with economic growth showing encouraging signs and corporate profitability displaying improvement, the rating agencies noted improving credit metrics, as 82 companies receiving rating upgrades versus just 47 receiving downgrades in the third quarter of 2017.
performance
The Harbor High-Yield Bond Fund gained 8.16% (Institutional Class), 7.98% (Administrative Class), 7.79% (Investor Class), and 8.23% (Retirement Class) during the year ended October 31, 2017, underperforming the Index return of 8.62%. The performance was achieved with slightly lower duration and yield than the Fund’s benchmark, the ICE BofAML US Non-Distressed High Yield Index. The Fund’s security selection in Utilities: gas and underweight in Financials: banking slightly detracted from performance, while security selection and overweight in Telecom: Satellites and security selection in Financials: services contributed to relative performance.
Over the period, the Fund strategically increased exposure to BB-rated credits, the highest rating bucket in the high-yield universe. While we expect a continuation of a “modest growth” expansion cycle, we have started to see some more pockets of volatility and believe the Fund is well-positioned for both of these trends as of the end of the period.

Harbor High-Yield Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
HCA Inc.	1.6%
Numericable-SFR SA	1.1%
Sprint Corp.	1.1%
Valeant Pharmaceuticals International Inc.	1.1%
Navient Corp.	1.0%
Tenet Healthcare Corp.	1.0%
CCO Holdings LLC	0.9%
Chesapeake Energy Corp.	0.9%
DISH DBS Corp.	0.9%
Cequel Communications Holdings I LLC	0.8%
Outlook & Strategy
The “devil is in the details” as to which aspects of corporate and personal tax reform will ultimately come to fruition, when and if those changes are enacted, and how those revisions will impact the federal deficit, but even a diluted plan could provide some uplift to corporate profitability, consumer confidence, and economic results. Meanwhile, the Federal Reserve (Fed) has now taken the first modest step toward reducing the size of its $4.5 trillion balance sheet and appears likely to raise rates again before the calendar year is over. However, we believe the Fed will continue to move at a glacial pace, its balance sheet should decline slowly and predictably, and rate hikes should be clearly telegraphed. With solid economic momentum, both in the U.S. and abroad, improving corporate earnings, default rates lingering near multi-year lows and likely to stay there, and the absence of aggressive Fed hikes causing a sudden end to the current expansion, we believe that the high-yield market should continue to hold up well in what is still a relatively low global interest rate environment.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024
Cusip	411511553
Ticker	HYFAX
Inception Date	12/01/2002
Net Expense Ratio	0.67% [a]
Total Net Assets (000s)	$1,387,213

ADMINISTRATIVE CLASS

Fund #	2224
Cusip	411511546
Ticker	HYFRX
Inception Date	12/01/2002
Net Expense Ratio	0.92% [a]
Total Net Assets (000s)	$1,753

INVESTOR CLASS

Fund #	2424
Cusip	411511538
Ticker	HYFIX
Inception Date	12/01/2002
Net Expense Ratio	1.04% [a]
Total Net Assets (000s)	$42,753

RETIREMENT CLASS

Fund #	2524
Cusip	411512379
Ticker	HNHYX
Inception Date	03/01/2016
Net Expense Ratio	0.61% [a]
Total Net Assets (000s)	$41,975

Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	6.18%	6.42%
Yield to Maturity	5.57%	6.02%
Current 30-Day Yield (Institutional Class)	4.01%	6.32%
Weighted Average Maturity	5.89 years	6.32 years
Weighted Average Duration	2.94 years	3.62 years
Beta vs. ICE BofAML U.S. Non-Distressed High Yield Index	1.16	N/A
Portfolio Turnover (Year Ended 10/31/2017)	56%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	1.90%
>1 to 5	40.84%
>5 to 10	54.70%
>10 to 15	1.09%
>15 to 20	0.28%
>20 to 25	1.19%
>25 yrs.	0.00%

a	Reflects a contractual management fee waiver effective through February 28, 2018

Harbor High-Yield Bond Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. High Yield Index and the ICE BofAML US Non-Distressed High Yield Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	8.16%	4.85%	6.15%	12/01/2002	$ 90,812
Administrative Class	7.98	4.61	5.90	12/01/2002	88,705
Investor Class	7.79	4.47	5.76	12/01/2002	87,564
Retirement Class[1]	8.23	4.89	6.17	03/01/2016	90,998
Comparative Indices
ICE BofAML U.S. Non-Distressed High Yield	8.62%	6.33%	6.69%	—	$ 95,535
ICE BofAML U.S. High Yield	9.14	6.29	7.69	—	104,922
As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.71% (Gross) (Institutional Class); 0.92% (Net) and 0.96% (Gross) (Administrative Class); 1.04% (Net) and 1.08% (Gross) (Investor Class); and 0.59% (Net) and 0.63% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 3.2%)

BANK LOAN OBLIGATIONS—4.1%
Principal Amount		Value
CHEMICALS—0.3%
	Solenis International LP
	Second-Lien Term Loan
$5,000	8.131% (3 Month USD Libor + 6.750) 07/31/2022[1]	$ 4,998
COMMERCIAL SERVICES & SUPPLIES—0.9%
	Brand Energy & Infrastructure Services Inc.
9,416	5.631% (3 Month USD Libor + 4.250) 06/21/2024[1]	9,480
	Granite Acquisition Inc.
	Term Loan B
3,662	5.381% (3 Month USD Libor + 4.000) 12/17/2021[1]	3,708
	Term Loan C
91	5.381% (3 Month USD Libor + 4.000) 12/17/2021[1]	92
		3,800
		13,280
ELECTRICAL EQUIPMENT—0.4%
	Cortes NP Acquisition Corp.
	Term Loan B
5,322	5.381% (3 Month USD Libor + 4.000) 11/30/2023[1]	5,347
FOOD & STAPLES RETAILING—0.1%
	Clover Merger Sub Inc.
	Initial Term Loans
2,235	9.131% (3 Month USD Libor + 7.750) 08/15/2025[1]	2,179
HOTELS, RESTAURANTS & LEISURE—0.2%
	Amaya Holdings BV
2,687	4.881% (3 Month USD Libor + 3.500) 08/01/2021[1]	2,708
	Second-Lien Term Loan B
591	8.381% (3 Month USD Libor + 7.000) 08/01/2022[1]	597
		3,305
INTERNET SOFTWARE & SERVICES—0.2%
	Ancestry.com Inc.
1,168	4.631% (3 Month USD Libor + 3.250) 10/19/2023[1]	1,180
1,422	9.631% (3 Month USD Libor + 8.250) 10/19/2024[1]	1,458
		2,638
OIL, GAS & CONSUMABLE FUELS—0.8%
	California Resources Corporation
	Term Loan
3,050	11.756% (3 Month USD Libor + 10.375) 12/31/2021[1]	3,274
	Chesapeake Energy Corp.
8,000	8.881% (3 Month USD Libor + 7.500) 08/23/2021[1]	8,614
		11,888

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SOFTWARE—0.3%
	Greeneden US Holdings II LLC
	Term Loan B 2
$4,020	5.381% (3 Month USD Libor + 3.750) 12/01/2023[1]	$ 4,045
SPECIALTY RETAIL—0.9%
	Ascena Retail Group Inc.
	Term Loan B
7,653	5.881% (3 Month USD Libor + 4.500) 08/21/2022[1]	6,675
	Bass Pro Group LLC
6,150	6.381% (3 Month USD Libor + 5.000) 09/25/2024[1]	5,992
		12,667
TOTAL BANK LOAN OBLIGATIONS
(Cost $59,735)		60,347

CORPORATE BONDS & NOTES—92.7%
AEROSPACE & DEFENSE—2.2%
	Bombardier Inc.
6,550	6.000%—10/15/2022[2]	6,484
2,000	6.125%—01/15/2023[2]	2,004
		8,488
	KLX Inc.
225	5.875%—12/01/2022[2]	236
	Moog Inc.
10,000	5.250%—12/01/2022[2]	10,400
	Orbital ATK Inc.
2,000	5.500%—10/01/2023	2,135
	TransDigm Inc.
6,820	6.500%—07/15/2024-05/15/2025	7,058
	Triumph Group Inc.
3,670	5.250%—06/01/2022	3,652
615	7.750%—08/15/2025[2]	659
		4,311
		32,628
AIR FREIGHT & LOGISTICS—0.5%
	Park Aerospace Holdings Ltd.
225	5.250%—08/15/2022[2]	235
325	5.500%—02/15/2024[2]	338
		573
	XPO Logistics Inc.
6,000	6.500%—06/15/2022[2]	6,323
		6,896
AUTO COMPONENTS—1.3%
	American Axle & Manufacturing Inc.
925	6.500%—04/01/2027[2]	947
5,000	6.625%—10/15/2022	5,184
		6,131
	American Tire Distributors Inc.
2,700	10.250%—03/01/2022[2]	2,828
	Delphi Jersey Holdings plc
3,495	5.000%—10/01/2025[2]	3,530
	Goodyear Tire & Rubber Co.
3,155	4.875%—03/15/2027	3,218
	ZF North America Capital Inc.
3,000	4.000%—04/29/2020[2]	3,109
		18,816
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTOMOBILES—0.4%
	Jaguar Land Rover Automotive plc
$2,020	4.500%—10/01/2027[2]	$ 2,005
	Tesla Inc.
4,115	5.300%—08/15/2025[2]	3,976
		5,981
BANKS—0.6%
	Royal Bank of Scotland Group plc
5,000	5.125%—05/28/2024	5,357
3,320	6.000%—12/19/2023	3,703
		9,060
BEVERAGES—0.2%
	Cott Holdings Inc.
2,500	5.500%—04/01/2025[2]	2,584
BIOTECHNOLOGY—0.1%
	Avantor Inc.
1,785	6.000%—10/01/2024[2]	1,823
BUILDING PRODUCTS—1.9%
	Griffon Corp.
7,500	5.250%—03/01/2022	7,648
2,660	5.250%—03/01/2022[2]	2,712
		10,360
	Masonite International Corp.
600	5.625%—03/15/2023[2]	632
	RSI Home Products Inc.
1,660	6.500%—03/15/2023[2]	1,747
	Standard Industries Inc.
230	5.125%—02/15/2021[2]	238
5,000	5.500%—02/15/2023[2]	5,288
		5,526
	Summit Materials LLC
7,870	6.125%—07/15/2023	8,205
310	8.500%—04/15/2022	348
		8,553
	USG Corp.
1,700	4.875%—06/01/2027[2]	1,768
		28,586
CHEMICALS—2.7%
	A Schulman Inc.
4,240	6.875%—06/01/2023	4,489
	Alpha 3 BV / Alpha US BidCo Inc.
2,000	6.250%—02/01/2025[2]	2,060
	Consolidated Energy Finance SA
965	6.750%—10/15/2019[2]	983
	Koppers Inc.
1,135	6.000%—02/15/2025[2]	1,220
	Nova Chemicals Corp.
1,325	5.250%—06/01/2027[2]	1,351
3,100	4.875%—06/01/2024[2]	3,166
3,000	5.250%—08/01/2023[2]	3,105
		7,622
	Platform Specialty Products Corp.
7,140	6.500%—02/01/2022[2]	7,417
1,150	10.375%—05/01/2021[2]	1,250
		8,667

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—Continued
	PQ Corp.
$4,500	6.750%—11/15/2022[2]	$ 4,883
	Tronox Finance LLC
4,255	7.500%—03/15/2022[2]	4,484
	Univar USA Inc.
5,000	6.750%—07/15/2023[2]	5,288
		39,696
COMMERCIAL SERVICES & SUPPLIES—3.3%
	Advanced Disposal Services Inc.
4,050	5.625%—11/15/2024[2]	4,222
	Brand Energy & Infrastructure Services Inc.
2,200	8.500%—07/15/2025[2]	2,332
	Brink's Co.
2,445	4.625%—10/15/2027[2]	2,439
	Carlson Travel Inc.
1,350	6.750%—12/15/2023[2]	1,340
	Clean Harbors Inc.
5,000	5.125%—06/01/2021	5,081
	Covanta Holding Corp.
1,025	5.875%—07/01/2025	1,017
6,500	6.375%—10/01/2022	6,728
		7,745
	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	5,131
	GFL Environmental Inc.
2,000	5.625%—05/01/2022[2]	2,085
2,300	9.875%—02/01/2021[2]	2,458
		4,543
	GW Honos Security Corp.
1,550	8.750%—05/15/2025[2]	1,655
	Harland Clarke Holdings Corp.
1,415	8.375%—08/15/2022[2]	1,495
	Kar Auction Services Inc.
1,425	5.125%—06/01/2025[2]	1,478
	LSC Communications Inc.
2,235	8.750%—10/15/2023[2]	2,305
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,180
	RR Donnelley & Sons Co.
4,125	6.000%—04/01/2024	3,867
1,250	6.500%—11/15/2023	1,206
		5,073
	Wrangler Buyer Corp.
1,555	6.000%—10/01/2025[2]	1,598
		48,617
COMMUNICATIONS EQUIPMENT—1.0%
	Commscope Inc.
400	5.000%—06/15/2021[2]	410
	Commscope Technologies LLC
570	5.000%—03/15/2027[2]	556
	Hughes Satellite Systems Corp.
1,500	6.500%—06/15/2019	1,597
2,500	6.625%—08/01/2026	2,644
4,250	7.625%—06/15/2021	4,786
		9,027
	Telesat Canada
2,000	8.875%—11/15/2024[2]	2,245
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—Continued
	Viasat Inc.
$2,035	5.625%—09/15/2025[2]	$ 2,067
		14,305
CONSTRUCTION & ENGINEERING—0.5%
	AECOM
2,650	5.125%—03/15/2027	2,733
5,000	5.750%—10/15/2022	5,244
		7,977
CONSUMER FINANCE—2.3%
	Ally Financial Inc.
800	4.125%—03/30/2020	828
3,015	4.625%—05/19/2022	3,196
750	4.750%—09/10/2018	767
880	5.750%—11/20/2025	976
2,230	7.500%—09/15/2020	2,517
1,883	8.000%—11/01/2031	2,498
		10,782
	Navient Corp.
2,500	5.000%—10/26/2020	2,581
1,335	6.750%—06/25/2025	1,400
2,000	7.250%—09/25/2023	2,176
		6,157
	Navient Corp. MTN[3]
2,655	5.500%—01/25/2023	2,698
5,005	7.250%—01/25/2022	5,449
		8,147
	OneMain Financial Holdings Inc.
2,000	6.750%—12/15/2019[2]	2,078
	Springleaf Finance Corp.
1,500	6.000%—06/01/2020	1,577
1,000	6.125%—05/15/2022	1,058
3,000	7.750%—10/01/2021	3,382
		6,017
		33,181
CONTAINERS & PACKAGING—2.9%
	Ard Finance SA
4,500	7.125%—09/15/2023	4,804
	Ardagh Packaging Finance plc
2,970	6.000%—06/30/2021-02/15/2025[2]	3,129
	Berry Plastics Corp.
2,650	5.500%—05/15/2022	2,753
	Bway Holding Co.
1,600	5.500%—04/15/2024[2]	1,670
6,035	7.250%—04/15/2025[2]	6,276
		7,946
	Cascades Inc.
7,025	5.500%—07/15/2022[2]	7,271
4,050	5.750%—07/15/2023[2]	4,273
		11,544
	Flex Acquisition Co. Inc.
2,950	6.875%—01/15/2025[2]	3,055
	Reynolds Group Issuer Inc.
1,000	5.750%—10/15/2020	1,019
	Signode Industrial Group Lux SA
7,500	6.375%—05/01/2022[2]	7,828
		42,078

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED FINANCIAL SERVICES—0.7%
	Dae Funding LLC
$470	4.000%—08/01/2020[2]	$ 478
3,960	4.500%—08/01/2022[2]	4,025
4,260	5.000%—08/01/2024[2]	4,361
		8,864
	Virtu Financial
1,700	6.750%—06/15/2022[2]	1,772
		10,636
DIVERSIFIED TELECOMMUNICATION SERVICES—4.1%
	Altice Financing SA
550	6.500%—01/15/2022[2]	570
2,100	7.500%—05/15/2026[2]	2,313
		2,883
	CenturyLink Inc.
3,000	5.625%—04/01/2020	3,139
2,150	5.800%—03/15/2022	2,190
1,675	7.500%—04/01/2024	1,784
		7,113
	Frontier Communications Corp.
3,725	7.125%—01/15/2023	2,879
210	7.625%—04/15/2024	162
1,170	10.500%—09/15/2022	1,029
1,640	11.000%—09/15/2025	1,396
		5,466
	GCI Inc.
7,000	6.750%—06/01/2021	7,184
2,460	6.875%—04/15/2025	2,675
		9,859
	Inmarsat Finance plc
9,700	4.875%—05/15/2022[2]	9,944
725	6.500%—10/01/2024[2]	783
		10,727
	Intelsat Jackson Holdings SA
1,000	5.500%—08/01/2023	856
1,625	7.250%—10/15/2020	1,572
5,915	7.500%—04/01/2021	5,634
		8,062
	Level 3 Communications Inc.
1,925	5.750%—12/01/2022	1,983
	Level 3 Financing Inc.
1,100	6.125%—01/15/2021	1,123
	Telecom Italia Capital SA
625	6.000%—09/30/2034	703
775	6.375%—11/15/2033	903
		1,606
	Telecom Italia SpA
2,875	5.303%—05/30/2024[2]	3,109
	Zayo Group LLC
8,000	6.000%—04/01/2023	8,450
		60,381
ELECTRIC UTILITIES—0.3%
	Talen Energy Supply LLC
1,000	6.500%—06/01/2025	870
3,000	9.500%—07/15/2022[2]	3,098
		3,968
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
	Anixter Inc.
$9,000	5.125%—10/01/2021	$ 9,630
750	5.500%—03/01/2023	822
		10,452
ENERGY EQUIPMENT & SERVICES—1.9%
	Archrock Partners LP
3,000	6.000%—04/01/2021-10/01/2022	2,997
	Hornbeck Offshore Services Inc.
3,940	5.000%—03/01/2021	2,108
	Precision Drilling Corp.
1,405	6.625%—11/15/2020	1,423
	Pride International LLC
1,000	7.875%—08/15/2040	840
1,100	8.500%—06/15/2019	1,171
		2,011
	Transocean Inc.
1,565	6.800%—03/15/2038	1,279
1,335	7.500%—01/15/2026[2]	1,380
		2,659
	Trinidad Drilling Ltd.
2,375	6.625%—02/15/2025[2]	2,322
	Unit Corp.
4,900	6.625%—05/15/2021	4,943
	Weatherford International Ltd.
2,000	7.750%—06/15/2021	2,068
5,900	8.250%—06/15/2023	5,944
1,000	9.875%—02/15/2024	1,075
		9,087
		27,550
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.1%
	Communications Sales & Leasing Inc.
1,035	7.125%—12/15/2024[2]	960
1,195	8.250%—10/15/2023	1,153
		2,113
	Corecivic Inc.
2,080	4.750%—10/15/2027	2,091
	CyrusOne LP
1,555	5.000%—03/15/2024[2]	1,635
440	5.375%—03/15/2027[2]	471
		2,106
	Equinix Inc.
2,740	5.375%—05/15/2027	2,942
	FelCor Lodging LP
5,650	5.625%—03/01/2023	5,869
2,315	6.000%—06/01/2025	2,506
		8,375
	GEO Group Inc.
2,650	5.875%—01/15/2022	2,753
	Iron Mountain Inc.
1,345	4.875%—09/15/2027[2]	1,375
5,000	5.750%—08/15/2024	5,150
		6,525
	Kennedy-Wilson Inc.
5,000	5.875%—04/01/2024	5,194
	Ladder Capital Finance LLC
2,510	5.250%—10/01/2025[2]	2,507

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	MPT Operating Partnership LP
$1,430	5.000%—10/15/2027	$ 1,473
1,500	6.375%—03/01/2024	1,629
		3,102
	Qualitytech LP
1,505	4.750%—11/15/2025[2]	1,540
	RHP Hotel Properties LP
3,000	5.000%—04/15/2021	3,090
	Sabra Health Care LP
1,800	5.500%—02/01/2021	1,857
	SBA Communications Corp.
1,745	4.000%—10/01/2022[2]	1,780
		45,975
FOOD & STAPLES RETAILING—1.0%
	Albertsons Companies LLC
7,700	5.750%—03/15/2025	6,815
2,250	6.625%—06/15/2024	2,126
		8,941
	Rite Aid Corp.
5,620	6.125%—04/01/2023[2]	5,262
		14,203
FOOD PRODUCTS—0.6%
	Dean Foods Co.
215	6.500%—03/15/2023[2]	216
	Dole Food Co. Inc.
3,725	7.250%—06/15/2025[2]	4,041
	Post Holdings Inc.
4,500	6.000%—12/15/2022[2]	4,731
		8,988
GAS UTILITIES—1.1%
	Amerigas Partners LP
950	5.500%—05/20/2025	976
2,850	5.750%—05/20/2027	2,925
		3,901
	Ferrellgas LP
6,550	6.500%—05/01/2021	6,239
4,005	6.750%—06/15/2023	3,745
		9,984
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,596
		15,481
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Hill-Rom Holdings Inc.
1,700	5.000%—02/15/2025[2]	1,747
	Hologic Inc.
2,590	5.250%—07/15/2022[2]	2,713
		4,460
HEALTH CARE PROVIDERS & SERVICES—7.6%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	1,025
5,200	6.500%—03/01/2024	5,505
		6,530
	Air Medical Merger Sub Corp.
4,330	6.375%—05/15/2023[2]	4,200
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Centene Corp.
$2,000	4.750%—01/15/2025	$ 2,070
7,750	5.625%—02/15/2021	8,060
		10,130
	Community Health Systems Inc.
1,000	5.125%—08/01/2021	972
5,750	6.250%—03/31/2023	5,542
		6,514
	DaVita HealthCare Partners Inc.
3,425	5.000%—05/01/2025	3,382
	DaVita Inc.
250	5.125%—07/15/2024	251
3,730	5.750%—08/15/2022	3,849
		4,100
	Envision Healthcare Corp.
7,150	5.125%—07/01/2022[2]	7,293
	HCA Holdings Inc.
2,500	6.250%—02/15/2021	2,694
	HCA Inc.
2,600	4.500%—02/15/2027	2,633
2,700	4.750%—05/01/2023	2,832
6,770	5.500%—06/15/2047	6,905
6,050	5.875%—05/01/2023-02/15/2026	6,478
2,350	6.500%—02/15/2020	2,538
		21,386
	MEDNAX Inc.
625	5.250%—12/01/2023[2]	652
	Molina Healthcare Inc.
2,500	4.875%—06/15/2025[2]	2,487
2,000	5.375%—11/15/2022	2,091
		4,578
	RegionalCare Hospital Partners Holdings Inc.
6,400	8.250%—05/01/2023[2]	6,752
	Sterigenics-Nordion Topco LLC
7,025	8.125%—11/01/2021[2]	7,174
	TeamHealth Holdings Inc.
3,010	6.375%—02/01/2025[2]	2,784
	Tenet Healthcare Corp.
750	4.375%—10/01/2021	751
5,876	4.625%—07/15/2024[2]	5,803
1,390	6.875%—11/15/2031	1,181
1,150	7.500%—01/01/2022[2]	1,215
4,740	8.125%—04/01/2022	4,764
		13,714
	Thc Escrow Corp. III
770	5.125%—05/01/2025[2]	753
	Wellcare Health Plans Inc.
4,875	5.250%—04/01/2025	5,143
	West Street Merger Sub Inc.
4,100	6.375%—09/01/2025[2]	4,177
		111,956
HOTELS, RESTAURANTS & LEISURE—2.1%
	Brinker International Inc.
2,500	3.875%—05/15/2023	2,469
1,075	5.000%—10/01/2024[2]	1,077
		3,546

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	CRC Escrow Issuer LLC
$2,130	5.250%—10/15/2025[2]	$ 2,149
	Eldorado Resorts Inc.
1,005	6.000%—04/01/2025	1,065
	ESH Hospitality Inc.
4,050	5.250%—05/01/2025[2]	4,197
	Hilton Worldwide Finance LLC
300	4.625%—04/01/2025	310
	Landry's Inc.
2,935	6.750%—10/15/2024[2]	2,994
	Melco Resorts Finance Ltd.
3,525	4.875%—06/06/2025[2]	3,566
	MGM Growth Properties Operating Partnership LP
695	4.500%—01/15/2028[2]	695
	New Red Finance Inc.
2,000	5.000%—10/15/2025[2]	2,040
	Pinnacle Entertainment Inc.
1,750	5.625%—05/01/2024	1,816
	Scientific Games International Inc.
1,330	5.000%—10/15/2025[2]	1,353
850	6.250%—09/01/2020	862
3,000	6.625%—05/15/2021	3,116
565	7.000%—01/01/2022[2]	599
		5,930
	Viking Cruises Ltd.
2,025	5.875%—09/15/2027[2]	2,045
		30,353
HOUSEHOLD DURABLES—1.5%
	Calatlantic Group Inc.
1,075	5.000%—06/15/2027	1,131
475	5.250%—06/01/2026	508
400	5.875%—11/15/2024	447
1,270	8.375%—05/15/2018	1,315
		3,401
	Kronos Acquisition Holdings Inc.
6,050	9.000%—08/15/2023[2]	5,844
	Lennar Corp.
500	4.125%—12/01/2018	509
6,410	4.500%—11/15/2019-04/30/2024	6,646
		7,155
	M/I Homes Inc.
1,205	5.625%—08/01/2025	1,231
	Tri Pointe Group Inc.
1,400	4.875%—07/01/2021	1,470
2,125	5.250%—06/01/2027	2,175
		3,645
		21,276
HOUSEHOLD PRODUCTS—1.2%
	Energizer Holdings Inc.
4,000	5.500%—06/15/2025[2]	4,210
	First Quality Finance Co. Inc.
10,000	4.625%—05/15/2021[2]	10,150
	Prestige Brands Inc.
3,650	5.375%—12/15/2021[2]	3,768
		18,128
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.1%
	AES Corp.
1,950	5.125%—09/01/2027	2,007
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—Continued
$4,500	5.500%—04/15/2025	$ 4,781
300	6.000%—05/15/2026	325
		7,113
	Calpine Corp.
1,670	5.500%—02/01/2024	1,605
3,395	5.750%—01/15/2025	3,240
		4,845
	Dynegy Inc.
4,750	7.375%—11/01/2022	5,100
3,175	8.000%—01/15/2025[2]	3,488
150	8.125%—01/30/2026[2]	167
		8,755
	Nextera Energy Operating Partners LP
1,450	4.250%—09/15/2024[2]	1,468
1,000	4.500%—09/15/2027[2]	1,009
		2,477
	NRG Energy Inc.
5,600	6.250%—07/15/2022-05/01/2024	5,963
1,475	6.625%—01/15/2027	1,578
		7,541
		30,731
INSURANCE—0.8%
	AssuredPartners Inc.
2,205	7.000%—08/15/2025[2]	2,304
	NFP Corp.
5,100	6.875%—07/15/2025[2]	5,317
	Usis Merger Sub Inc.
4,375	6.875%—05/01/2025[2]	4,550
		12,171
INTERNET & DIRECT MARKETING RETAIL—0.2%
	NetFlix Inc.
3,035	4.875%—04/15/2028[2]	3,020
INTERNET SOFTWARE & SERVICES—0.1%
	Verisign Inc.
1,575	4.750%—07/15/2027	1,636
IT SERVICES—1.4%
	Alliance Data Systems Corp.
2,500	5.375%—08/01/2022[2]	2,562
2,600	6.375%—04/01/2020[2]	2,636
		5,198
	Alliance Data Systems Corp. MTN[3]
3,175	5.875%—11/01/2021[2]	3,294
	First Data Corp.
1,995	5.375%—08/15/2023[2]	2,080
1,850	5.750%—01/15/2024[2]	1,943
		4,023
	WEX Inc.
7,805	4.750%—02/01/2023[2]	8,039
		20,554
LEISURE PRODUCTS—0.1%
	Vista Outdoor Inc.
1,500	5.875%—10/01/2023	1,556

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LIFE SCIENCES TOOLS & SERVICES—0.7%
	Eagle Holding Co. II LLC
$3,000	7.625%—05/15/2022[2]	$ 3,105
	inVentiv Group Holdings Inc.
1,200	7.500%—10/01/2024[2]	1,329
	Jaguar Holding Co. II
2,500	6.375%—08/01/2023[2]	2,616
	Quintiles IMS Inc.
495	5.000%—10/15/2026[2]	527
	Quintiles Transnational Corp.
2,350	4.875%—05/15/2023[2]	2,456
		10,033
MACHINERY—0.2%
	Allison Transmission Inc.
1,200	4.750%—10/01/2027[2]	1,215
	CNH Industrial Capital LLC
150	4.375%—04/05/2022	159
	EnPro Industries Inc.
1,925	5.875%—09/15/2022[2]	2,024
		3,398
MEDIA—12.8%
	Altice Luxembourg SA
3,800	7.750%—05/15/2022[2]	4,028
	AMC Entertainment Holdings Inc.
1,125	5.750%—06/15/2025	1,100
1,925	5.875%—11/15/2026	1,884
		2,984
	AMC Networks Inc.
2,990	4.750%—08/01/2025	2,994
	Block Communications Inc.
2,550	6.875%—02/15/2025[2]	2,767
	Cable One Inc.
2,885	5.750%—06/15/2022[2]	3,022
	Cablevision Systems Corp.
8,850	8.000%—04/15/2020	9,823
	CBS Radio Inc.
1,750	7.250%—11/01/2024[2]	1,840
	CCO Holdings LLC
2,000	5.000%—02/01/2028[2]	1,995
8,200	5.125%—05/01/2023-05/01/2027[2]	8,400
5,250	5.250%—03/15/2021-09/30/2022	5,415
3,500	5.875%—04/01/2024[2]	3,736
		19,546
	Cequel Communications Holdings I LLC
6,000	5.125%—12/15/2021[2]	6,135
6,000	6.375%—09/15/2020[2]	6,136
		12,271
	Clear Channel Worldwide Holdings Inc.
5,700	7.625%—03/15/2020	5,714
	CSC Holdings LLC
1,250	5.250%—06/01/2024	1,248
630	10.875%—10/15/2025[2]	773
		2,021
	DISH DBS Corp.
5,000	5.000%—03/15/2023	4,850
6,330	5.875%—11/15/2024	6,362
3,325	6.750%—06/01/2021	3,499
		14,711
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	MDC Partners Inc.
$3,485	6.500%—05/01/2024[2]	$ 3,572
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,873
2,000	6.375%—04/01/2023	2,090
		4,963
	Midcontinent Finance Corp.
4,370	6.875%—08/15/2023[2]	4,709
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[2]	5,213
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,488
	Radiate HoldCo LLC
5,300	6.625%—02/15/2025[2]	5,221
	Regal Entertainment Group
510	5.750%—02/01/2025	523
	SFR Group SA
11,050	6.000%—05/15/2022[2]	11,533
200	6.250%—05/15/2024[2]	210
4,250	7.375%—05/01/2026[2]	4,585
		16,328
	Sinclair Television Group Inc.
4,000	6.125%—10/01/2022	4,140
	Sirius XM Radio Inc.
7,500	6.000%—07/15/2024[2]	8,025
	Time Inc.
8,000	5.750%—04/15/2022[2]	8,110
1,515	7.500%—10/15/2025[2]	1,524
		9,634
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	5,100
	Tribune Media Co.
11,300	5.875%—07/15/2022	11,780
	Univision Communications Inc.
4,775	5.125%—02/15/2025[2]	4,757
1,509	6.750%—09/15/2022[2]	1,568
		6,325
	UPCB Finance IV Ltd.
7,500	5.375%—01/15/2025[2]	7,706
	Virgin Media Secured Finance plc
1,070	5.500%—08/15/2026[2]	1,122
	WMG Acquisition Corp.
1,700	5.625%—04/15/2022[2]	1,770
5,000	6.750%—04/15/2022[2]	5,280
		7,050
	Ziggo Bond Finance BV
3,255	5.875%—01/15/2025[2]	3,365
		187,985
METALS & MINING—5.2%
	AK Steel Corp.
825	6.375%—10/15/2025	815
2,050	7.000%—03/15/2027	2,075
		2,890
	Alcoa Nederland Holding BV
2,000	6.750%—09/30/2024[2]	2,233
975	7.000%—09/30/2026[2]	1,116
		3,349

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	Alliance Resource Operating Partners
$2,825	7.500%—05/01/2025[2]	$ 2,994
	Anglo American Capital plc
2,550	4.750%—04/10/2027[2]	2,700
2,650	9.375%—04/08/2019[2]	2,920
		5,620
	ArcelorMittal SA
1,690	7.250%—03/01/2041	2,083
	Big River Steel LLC
2,050	7.250%—09/01/2025[2]	2,204
	BlueScope Steel Finance Ltd.
3,000	6.500%—05/15/2021[2]	3,143
	Commercial Metals Co.
1,070	5.375%—07/15/2027	1,107
	Constellium NV
5,285	5.750%—05/15/2024[2]	5,351
4,040	6.625%—03/01/2025[2]	4,202
		9,553
	FMG Resources August 2006 Pty Ltd.
3,810	4.750%—05/15/2022[2]	3,905
3,075	5.125%—05/15/2024[2]	3,175
3,985	9.750%—03/01/2022[2]	4,463
		11,543
	Freeport-McMoRan Inc.
5,000	3.875%—03/15/2023	4,956
2,430	5.400%—11/14/2034	2,382
1,435	5.450%—03/15/2043	1,356
		8,694
	Grinding Media Inc.
3,375	7.375%—12/15/2023[2]	3,679
	Hudbay Minerals Inc.
1,600	7.250%—01/15/2023[2]	1,732
700	7.625%—01/15/2025[2]	775
		2,507
	Kinross Gold Corp.
1,230	4.500%—07/15/2027[2]	1,248
	Novelis Corp.
1,120	5.875%—09/30/2026[2]	1,157
3,105	6.250%—08/15/2024[2]	3,284
		4,441
	Steel Dynamics Inc.
300	5.125%—10/01/2021	309
	SunCoke Energy Partners LP
2,975	7.500%—06/15/2025[2]	3,139
	Teck Resources Ltd.
7,800	4.750%—01/15/2022	8,268
		76,771
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Starwood Property Trust Inc.
2,000	5.000%—12/15/2021	2,100
OIL, GAS & CONSUMABLE FUELS—10.3%
	Ascent Resources Utica Holdings LLC
1,950	10.000%—04/01/2022[2]	2,126
	Baytex Energy Corp.
550	5.125%—06/01/2021[2]	524
6,025	5.625%—06/01/2024[2]	5,633
		6,157
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Cheniere Corpus Christi Holdings LLC
$2,075	5.125%—06/30/2027[2]	$ 2,145
3,910	5.875%—03/31/2025	4,247
		6,392
	Cheniere Energy Partners LP
3,485	5.250%—10/01/2025[2]	3,598
	Chesapeake Energy Corp.
3,939	8.000%—12/15/2022-06/15/2027[2]	4,091
	Consol Mining Corp.
1,800	11.000%—11/15/2025[2]	1,854
	Continental Resources Inc.
2,010	4.500%—04/15/2023	2,040
1,405	4.900%—06/01/2044	1,316
		3,356
	Crestwood Midstream Partners LP
1,050	5.750%—04/01/2025	1,082
	Crownrock Finance Inc.
1,920	5.625%—10/15/2025[2]	1,954
	Denbury Resources Inc.
4,900	5.500%—05/01/2022	3,099
4,450	9.000%—05/15/2021[2]	4,372
		7,471
	Energy Transfer Equity LP
1,000	7.500%—10/15/2020	1,130
	Extraction Oil & Gas Holdings LLC
1,665	7.375%—05/15/2024[2]	1,782
1,515	7.875%—07/15/2021[2]	1,613
		3,395
	Genesis Energy LP
2,050	5.750%—02/15/2021	2,092
750	6.000%—05/15/2023	755
455	6.500%—10/01/2025	463
4,500	6.750%—08/01/2022	4,669
		7,979
	Global Partners LP
1,450	7.000%—06/15/2023	1,475
	Great Western Petroleum LLC
1,000	9.000%—09/30/2021[2]	1,030
	Gulfport Energy Corp.
1,500	6.000%—10/15/2024	1,508
1,205	6.375%—01/15/2026[2]	1,219
		2,727
	Jonah Energy LLC
420	7.250%—10/15/2025[2]	421
	Jupiter Resources Inc.
3,500	8.500%—10/01/2022[2]	2,511
	Murphy Oil Corp.
6,165	4.700%—12/01/2022	6,227
1,900	6.125%—12/01/2042	1,883
		8,110
	NGL Energy Partners LP
2,535	5.125%—07/15/2019	2,542
1,215	6.875%—10/15/2021	1,227
4,425	7.500%—11/01/2023	4,436
		8,205

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	NGPL Pipeco LLC
$555	4.375%—08/15/2022[2]	$ 573
2,085	4.875%—08/15/2027[2]	2,163
		2,736
	Oasis Petroleum Inc.
3,890	6.875%—03/15/2022-01/15/2023	3,999
	QEP Resources Inc.
50	5.250%—05/01/2023	49
500	6.875%—03/01/2021	534
		583
	Range Resources Corp.
4,565	5.875%—07/01/2022	4,702
	Rockies Express Pipeline LLC
2,830	6.000%—01/15/2019[2]	2,943
1,365	6.875%—04/15/2040[2]	1,529
		4,472
	Rose Rock Midstream LP
5,500	5.625%—07/15/2022-11/15/2023	5,423
	Sanchez Energy Corp.
200	6.125%—01/15/2023	168
8,650	7.750%—06/15/2021	8,088
		8,256
	SemGroup Corp.
2,750	6.375%—03/15/2025[2]	2,723
	SM Energy Co.
350	6.125%—11/15/2022	354
	Southwestern Energy Co.
1,025	7.500%—04/01/2026	1,065
1,005	7.750%—10/01/2027	1,046
		2,111
	Summit Midstream Holdings LLC
2,150	5.750%—04/15/2025	2,204
	Sunoco LP
6,500	6.250%—04/15/2021	6,825
	Tallgrass Energy Finance Corp.
4,500	5.500%—09/15/2024[2]	4,674
	Targa Resources Partners LP
660	5.000%—01/15/2028[2]	665
	Tesoro Logistics LP
5,390	5.500%—10/15/2019	5,700
	Whiting Petroleum Corp.
3,525	5.000%—03/15/2019	3,573
4,083	5.750%—03/15/2021	4,124
		7,697
	Wildhorse Resource Development Corp.
3,725	6.875%—02/01/2025[2]	3,706
	Williams Cos. Inc.
670	8.750%—03/15/2032	886
	WPX Energy Inc.
7,950	8.250%—08/01/2023	8,993
		151,773
PHARMACEUTICALS—1.6%
	Endo Finance LLC
2,500	5.375%—01/15/2023[2]	2,025
500	7.250%—01/15/2022[2]	462
		2,487
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Mallinckrodt International Finance SA
$2,000	4.750%—04/15/2023	$ 1,695
1,000	5.625%—10/15/2023[2]	939
800	5.750%—08/01/2022[2]	787
		3,421
	Valeant Pharmaceuticals International Inc.
4,195	5.375%—03/15/2020[2]	4,148
3,225	5.500%—11/01/2025[2]	3,302
2,300	5.625%—12/01/2021[2]	2,107
3,365	6.375%—10/15/2020[2]	3,352
1,775	6.500%—03/15/2022[2]	1,888
3,500	7.500%—07/15/2021[2]	3,461
		18,258
		24,166
PROFESSIONAL SERVICES—1.1%
	Camelot Finance SA
8,565	7.875%—10/15/2024[2]	9,229
	Nielsen Co. Luxembourg Sarl
1,625	5.500%—10/01/2021[2]	1,678
	Nielsen Finance LLC.
1,500	4.500%—10/01/2020	1,524
1,850	5.000%—04/15/2022[2]	1,910
		3,434
	Tempo Acquisition LLC
2,125	6.750%—06/01/2025[2]	2,157
		16,498
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
	Realogy Group LLC
5,500	5.250%—12/01/2021[2]	5,699
ROAD & RAIL—1.1%
	Avis Budget Car Rental LLC
2,000	5.125%—06/01/2022[2]	2,018
1,000	5.250%—03/15/2025[2]	981
1,000	5.500%—04/01/2023	1,016
		4,015
	Herc Rentals Inc.
2,340	7.500%—06/01/2022[2]	2,545
2,911	7.750%—06/01/2024[2]	3,209
		5,754
	Hertz Corp.
1,300	5.875%—10/15/2020	1,298
4,475	7.625%—06/01/2022[2]	4,677
		5,975
		15,744
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	Advanced Micro Devices Inc.
2,850	7.000%—07/01/2024	3,028
2,300	7.500%—08/15/2022	2,608
		5,636
	Micron Technology Inc.
3,500	5.250%—01/15/2024[2]	3,697
125	5.500%—02/01/2025	133
		3,830
		9,466

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SOFTWARE—1.3%
	CDK Global Inc.
$500	3.800%—10/15/2019	$ 514
	Infor Software Parent LLC
6,286	7.125%—05/01/2021[2]	6,490
	Infor US Inc.
3,500	6.500%—05/15/2022	3,674
	Informatica LLC
2,305	7.125%—07/15/2023[2]	2,357
	Nuance Communications Inc.
28	5.375%—08/15/2020[2]	28
2,275	5.625%—12/15/2026[2]	2,429
3,000	6.000%—07/01/2024	3,252
		5,709
	Symantec Corp.
1,000	5.000%—04/15/2025[2]	1,048
		19,792
SPECIALTY RETAIL—1.2%
	Asbury Automotive Group Inc.
200	6.000%—12/15/2024	212
	Lithia Motors Inc.
995	5.250%—08/01/2025[2]	1,046
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,129
	PetSmart Inc.
4,625	5.875%—06/01/2025[2]	4,047
10,250	7.125%—03/15/2023[2]	7,841
		11,888
		17,275
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
	Diamond 1 Finance Corp.
1,965	5.875%—06/15/2021[2]	2,063
	EMC Corp.
345	2.650%—06/01/2020	341
	NCR Corp.
3,500	5.875%—12/15/2021	3,631
900	6.375%—12/15/2023	961
		4,592
	Seagate HDD Cayman
2,000	4.875%—03/01/2024[2]	2,028
		9,024
TEXTILES, APPAREL & LUXURY GOODS—0.1%
	Hanesbrands Inc.
1,175	4.625%—05/15/2024[2]	1,215
THRIFTS & MORTGAGE FINANCE—1.1%
	Nationstar Mortgage LLC
4,750	6.500%—08/01/2018-07/01/2021	4,821
747	7.875%—10/01/2020	764
		5,585
	Quicken Loans Inc.
10,000	5.750%—05/01/2025[2]	10,650
		16,235
TRADING COMPANIES & DISTRIBUTORS—0.8%
	Aircastle Ltd.
1,940	6.250%—12/01/2019	2,081
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	CD&R Waterworks Merger Sub LLC
$1,835	6.125%—08/15/2025[2]	$ 1,862
	United Rentals North America Inc.
495	4.625%—10/15/2025	508
1,975	4.875%—01/15/2028	1,990
1,325	5.500%—05/15/2027	1,421
3,950	5.750%—11/15/2024	4,202
		8,121
		12,064
WIRELESS TELECOMMUNICATION SERVICES—2.7%
	Softbank Corp.
1,210	4.500%—04/15/2020[2]	1,252
	Sprint Capital Corp.
2,635	6.875%—11/15/2028	2,818
	Sprint Communications Inc.
6,500	6.000%—11/15/2022	6,841
2,210	7.000%—08/15/2020	2,393
1,050	9.000%—11/15/2018[2]	1,114
		10,348
	Sprint Corp.
4,990	7.125%—06/15/2024	5,406
4,250	7.250%—09/15/2021	4,643
2,975	7.625%—02/15/2025	3,288
2,375	7.875%—09/15/2023	2,660
		15,997
	T-Mobile USA Inc.
600	4.000%—04/15/2022	622
850	5.125%—04/15/2025	892
850	5.375%—04/15/2027	922
1,000	6.000%—03/01/2023	1,056
300	6.125%—01/15/2022	313
5,500	6.500%—01/15/2024-01/15/2026	6,041
		9,846
		40,261
TOTAL CORPORATE BONDS & NOTES
(Cost $1,324,583)		1,365,202

SHORT-TERM INVESTMENTS—0.7%
(Cost $10,568)
REPURCHASE AGREEMENTS
10,568	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $10,784)	10,568
TOTAL INVESTMENTS—97.5%
(Cost $1,394,886)		1,436,117
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		37,577
TOTAL NET ASSETS—100.0%		$1,473,694

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2017.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $705,939,000 or 48% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of
Fund Performance
MARKET REVIEW
The coordinated efforts of global central banks to normalize policy continued to be a focus for fixed income markets for the fiscal year ended October 31, 2017. Overall, markets continued to be resilient to a myriad of geopolitical events, with volatility generally remaining below the long-term average.
To start the fiscal year, Donald Trump stunned many in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This rate hike, though, was perceived by many as more dovish given the largely unchanged views put forth by the Fed. Inflation expectations were generally stable over the period, despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement.
Over the second half of the fiscal year, geopolitics dominated headlines and contributed to brief bouts of market volatility. Still, robust risk appetite continued, largely underpinned by a solid fundamental backdrop. Despite geopolitical uncertainty, volatility remained relatively low for the most part, equities rallied and credit spreads tightened.
Financial conditions in the U.S. continued to ease even as the Fed raised rates and unveiled details of its plan to gradually reduce its balance sheet. The perception of a hawkish leaning at the September Fed meeting contributed to a rebound in yields on U.S. Treasuries. The Fed confirmed it would begin unwinding its balance sheet and released a more hawkish than anticipated “dot plot”, raising expectations for another rate hike this year. More broadly, global central bankers also struck a less accommodative tone as rhetoric from the European Central Bank (ECB), Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in “easy” monetary policy in the form of rate hikes, tapering, or balance sheet normalization.
Abroad, Emmanuel Macron’s presidential victory in France, in addition to the non-populist outcome of the Dutch election earlier this year, tempered risks related to more nationalist, anti-EU outcomes in the eurozone. Recent and upcoming elections in Germany and Italy continued to underscore political event risks that remain on the horizon in the eurozone, though we believe fundamentals remain solid amidst a synchronized recovery in growth.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12 months ended October 31, 2017. The Fund returned 2.82% (Institutional Class) and 2.56% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 0.90%. The Fund outperformed the index for the 3-year, 5-year and 10-year periods ended October 31, 2017.

Harbor Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association TBA	32.6%
U.S. Treasury	26.8%
Japan Treasury Discount Bill	10.0%
Federal National Mortgage Association	7.2%
Nykredit Realkredit AS	5.9%
Federal National Mortgage Association REMIC	3.6%
Federal Home Loan Mortgage Corp. TBA	3.3%
Brazil Letras Do Tesouro Nacional	3.0%
Nordea Kredit Realkreditaktieselskab	1.7%
Government National Mortgage Association TBA	1.6%
The following strategies helped the Fund’s returns for fiscal year 2017:
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation amid strong investor demand and a recovery in the housing sector
•	An allocation to high-yield bonds, as the sector outperformed over the fiscal year
•	An allocation to TIPS, or treasury inflation-protected securities, as inflation expectations rose, causing TIPS to outperform
•	A long exposure to a basket of developed market currencies, particularly the euro and the yen, as both currencies appreciated during the fiscal year,
The following strategies were negative or neutral for the Fund’s returns:
•	An underweight to investment grade credit as this sector outperformed given continued spread tightening
•	A short to a basket of Asian emerging market currencies, including the South Korean won and the Singapore dollar, as they appreciated over the period.
OUTLOOK & STRATEGY
We expect world GDP growth in 2018 to remain steady at 2.75%–3.25%, unchanged from 2017. Overall, we see a low near-term risk of recession, a moderate pickup in underlying inflation in the advanced economies, mildly supportive fiscal policies and only a gradual removal of accommodative central bank policy. However, we do see risks that could upset the calm: the aging U.S. expansion, the coming end of central bank balance sheet expansion, and China’s course following its 19th National Communist Party Congress in October.
In the U.S., we see growth below-consensus at 1.75%–2.25% in 2018, albeit still above trend, as the U.S. expansion matures and slack in the labor market keeps eroding. We believe the disappearing slack should make it difficult to sustain the current pace of job and output growth, and we also do not expect a significant acceleration of productivity growth. We forecast core inflation to increase to 2% over the course of 2018, with some upward pressure on wages. We believe the Fed will continue along its trajectory of gradual tightening with two or three rate hikes by the end of 2018.
For the Eurozone, we expect growth will be in a range of 1.75%‒2.25% in 2018, significantly above trend. We believe that a key risk for the outlook is the Italian elections in the first half of 2018, although the political risk looks more contained than earlier this year, as the Euroskeptical parties have toned down their rhetoric. We think core inflation will make only moderate progress toward the ECB’s target of “below but close to 2%” and forecast inflation in a range of 1.0%–1.5% for 2018. In our view, the ECB is likely to gradually taper its bond purchases over 2018 and keep policy rates at record lows until well into 2019.
In the emerging markets of Brazil, Russia, India and Mexico, we expect growth to rise to 4% in 2018, slightly above consensus, as recoveries in Brazil and Russia become more entrenched. Overall, most emerging economies are, from our perspective, at a different stage of the economic cycle than developed economies and should still benefit from relatively easy global policy conditions. We expect continued disinflation, with headline consumer price indexes falling to around 4.2% in 2018. In China, we expect growth to decelerate in 2018 from the current 6.6% pace. Our wide forecast range of 5.5%–6.5% reflects uncertainty about the leadership’s prospective stance on financial stability, deleveraging and economic growth following the Party Congress. If the leadership continues to focus on suppressing volatility, growth could hold up at higher levels, but if policy pivots, the changes could weigh heavily on growth and lead to greater tolerance for a depreciating Chinese yuan.
With respect to portfolio strategy:
•	We are modestly underweight duration overall. The Fund is overweight to U.S. duration and has short duration exposure in other developed regions, including the eurozone, the U.K. and Japan. We expect rates in the U.S. to be relatively range bound but positioning in Japan serves as a cheap hedge against global rates moving higher. U.K. and eurozone rates may also face pressure as their central banks shift towards reducing accommodation.
•	We continue to have a favorable view of TIPS but have tactically moderated positioning to reflect some technical headwinds. TIPS are still attractive as inflation expectations embedded in markets remain low. They are attractively-priced hedges against upside surprises in inflation over the medium-term.
•	We remain underweight investment grade corporates but have more diversified credit exposures in other sectors and are more focused on security selection over generic beta exposure, while holding positions in mortgage credit and select high-yield issues.

Harbor Bond Fund
Managers' Commentary—Continued

•	We remain tactical with currency positioning. While we expect to maintain net long developed market currency positioning versus a basket of Asian emerging market currencies, the composition of relative value exposures may change tactically as market conditions evolve. The Fund also has long exposures to the Brazilian real and the Mexican peso, which are benefitting from higher central bank policy rates, improving commodity prices, and declining inflation pressures.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014
Cusip	411511108
Ticker	HABDX
Inception Date	12/29/1987
Net Expense Ratio	0.51% [a]
Total Net Assets (000s)	$2,159,390

ADMINISTRATIVE CLASS

Fund #	2214
Cusip	411511686
Ticker	HRBDX
Inception Date	11/01/2002
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$30,376
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	2.49%	3.06%
Yield to Maturity	3.74%	2.57%
Current 30-Day Yield (Institutional Class)	2.37%	2.60%
Weighted Average Maturity	7.20 years	8.25 years
Weighted Average Duration	5.00 years	5.96 years
Portfolio Turnover (Year Ended 10/31/2017)	654%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	-14.60%
>1 to 5	83.98%
>5 to 10	21.32%
>10 to 15	0.29%
>15 to 20	0.00%
>20 to 25	3.25%
>25 yrs.	5.76%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Bond Fund
Institutional Class	2.82%	2.43%	5.16%	12/29/1987	$16,543
Administrative Class	2.56	2.17	4.90	11/01/2002	16,140
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	4.19%	—	$15,070
As stated in the Fund’s current prospectus, the expense ratios were 0.51% (Net) and 0.61% (Gross) (Institutional Class); and 0.76% (Net) and 0.86% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

a	Reflects a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any), each effective through February 28, 2018

Harbor Bond Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -43.0%)
ASSET-BACKED SECURITIES—9.7%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$6,500	2.531% (3 Month USD Libor + 1.220) 01/30/2026[2,3]	$ 6,529
	Apidos CLO XVIII[1]
	Series 2014 Cl. 18A
4,000	2.483% (3 Month USD Libor + 1.120) 07/22/2026[2,3]	4,010
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
6,800	2.539% (1 Month USD Libor + 1.300) 04/15/2027[2,3]	6,909
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,778	1.398% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,676
	Series 2005-W2 Cl. A2C
2,823	1.598% (1 Month USD Libor + 0.360) 10/25/2035[2]	2,837
	Series 2004-W11 Cl. M3
939	2.363% (1 Month USD Libor + 0.750) 11/25/2034[2]	921
		6,434
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
6,034	2.479% (1 Month USD Libor + 0.830) 08/15/2033[2]	6,075
	Cent CLO 21 Ltd.[1]
	Series 2014 Cl. A1BR
5,700	2.527% (3 Month USD Libor + 1.210) 07/27/2026[2,3]	5,722
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
2,418	1.388% (1 Month USD Libor + 0.150) 05/25/2037[2]	2,357
	Series 2006-ABC1 Cl. A3
4,649	1.478% (1 Month USD Libor + 0.240) 05/25/2036[2]	2,616
	Series 2006-2 Cl. M1
1,200	1.638% (1 Month USD Libor + 0.400) 06/25/2036[2]	1,176
	Series 2001-BC3 Cl. A
171	1.718% (1 Month USD Libor + 0.240) 12/25/2031[2]	138
		6,287
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. APR
5,500	2.259% (3 Month USD Libor + 0.900) 10/15/2027[2,3]	5,500
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
$636	1.388% (1 Month USD Libor + 0.150) 07/25/2036[2]	$ 635
	Flagship VII Ltd.
	Series 2013 Cl. 7A
4,600	2.427% (3 Month USD Libor + 1.120) 01/20/2026[2,3]	4,624
	Ford Credit Auto Lease Trust
	Series 2017-A Cl. A2B
4,600	1.379% (1 Month USD Libor + 0.140) 11/15/2019[2]	4,602
	Series 2017-A Cl. A2A
3,300	1.560%—11/15/2019	3,300
		7,902
	Fortress Credit BSL II Ltd.
	Series 2013-2A Cl. A1FR
6,800	2.456% (3 Month USD Libor + 1.150) 10/19/2025[2,3]	6,831
	GM Financial Consumer Automobiles Receivables Trust
	Series 2017-1A Cl. A2A
5,500	1.510%—03/16/2020[3]	5,497
	GSAA Trust
	Series 2006-20 Cl. 1A2
5,124	1.418% (1 Month USD Libor + 0.180) 12/25/2046[2]	3,126
	Series 2007-9 Cl. A1A
2,048	6.000%—08/25/2047	1,904
		5,030
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
123	1.308% (1 Month USD Libor + 0.070) 12/25/2036[2]	66
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
3,044	1.937% (1 Month USD Libor + 0.700) 07/25/2035[2]	3,069
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,645	1.408% (1 Month USD Libor + 0.170) 12/25/2036[2]	2,552
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
3,333	2.288% (1 Month USD Libor + 1.050) 06/25/2035[2]	3,131
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
4,531	1.528% (1 Month USD Libor + 0.290) 01/25/2036[2]	4,471
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
1,068	6.174%—05/25/2035[4]	794
	Kitty Hawk CLO LLC[1]
	Series 2015 Cl. 1A
4,000	2.569% (3 Month USD Libor + 1.210) 04/15/2027[2,3]	4,020
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
6,213	1.478% (1 Month USD Libor + 0.240) 06/25/2036[2]	3,773
	Mid-State Trust
	Series 2004-1 Cl. A
1,337	6.005%—08/15/2037	1,455

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
$2,239	1.368% (1 Month USD Libor + 0.130) 10/25/2036[2]	$ 2,074
	Series 2007-HE1 Cl. A2C
2,407	1.388% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,631
		3,705
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
1,403	2.138% (1 Month USD Libor + 0.600) 07/25/2032[2]	1,416
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
5,504	1.538% (1 Month USD Libor + 0.300) 07/26/2066[2,3]	5,513
	Novastar Mortgage Funding Trust
	Series 2007-2 Cl. A2C
6,105	1.418% (1 Month USD Libor + 0.180) 09/25/2037[2]	5,108
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
5,500	2.370%—09/14/2032[3]	5,491
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,987	1.488% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,228
	OZLM Funding V Ltd.
	Series 2013 Cl. 5A
5,700	2.483% (3 Month USD Libor + 1.130) 01/17/2026[2,3]	5,730
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
8,274	1.718% (1 Month USD Libor + 0.480) 08/25/2035[2]	8,261
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,891	1.368% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,578
	RAMP Trust
	Series 2004-RS8 Cl. MII1
750	2.137% (1 Month USD Libor + 0.600) 08/25/2034[2]	736
	RASC Trust
	Series 2005-EMX3 Cl. M5
3,400	1.888% (1 Month USD Libor + 0.650) 09/25/2035[2]	3,230
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
13,852	1.898% (1 Month USD Libor + 0.440) 08/25/2035[2]	8,886
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	1.448% (1 Month USD Libor + 0.210) 10/25/2036[2]	4,840
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
65	5.130%—09/01/2023	69
	Series 2009-20A Cl. 1
2,942	5.720%—01/01/2029	3,209
	Series 2008-20H Cl. 1
5,968	6.020%—08/01/2028	6,557
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2001-20A Cl. 1
$80	6.290%—01/01/2021	$ 84
		9,919
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
1,400	1.368% (1 Month USD Libor + 0.130) 12/25/2036[2]	1,399
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,267	1.348% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,598
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
24,705	1.468% (1 Month USD Libor + 0.230) 01/25/2037[2,3]	17,231
	Student Loan Marketing Association Student Loan Marketing Association
	Series 2013-B Cl. A2A
6,162	1.850%—06/17/2030[3]	6,160
	Telos CLO Ltd.[1]
	Series 2014 Cl. 6A
4,500	2.623% (3 Month USD Libor + 1.270) 01/17/2027[2,3]	4,518
	Venture XVI CLO Ltd.[1]
	Series 2014 Cl. 16A
6,800	2.424% (3 Month USD Libor + 1.120) 04/15/2026[2,3]	6,820
	Volt LXI LLC
	Series 2017-NPL8 Cl. A1
5,131	3.125%—06/25/2047[3,4]	5,158
TOTAL ASSET-BACKED SECURITIES
(Cost $200,784)		211,841

COLLATERALIZED MORTGAGE OBLIGATIONS—8.0%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
3,404	1.358% (1 Month USD Libor + 0.120) 08/25/2036[2]	2,192
	Alba plc
	Series 2007-1 Cl. A3
£3,072	0.503%—03/17/2039[5]	3,935
	Banc of America Funding Corp.
	Series 2007-C Cl. 7A5
$1,397	1.539% (1 Month USD Libor + 0.300) 05/20/2047[2]	1,272
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
	Series 2016-ASHF Cl. A
7,000	3.139% (1 Month USD Libor + 1.900) 12/15/2033[2,3]	7,047
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
9,250	1.448% (1 Month USD Libor + 0.210) 05/25/2047[2]	8,729
	Series 2011-RR5 Cl. 12A1
649	5.028%—03/26/2037[3,4]	640
	Series 2011-RR4 Cl. 8A1
2,738	5.250%—02/26/2036[3,5]	2,329
	Series 2011-RR5 Cl. 5A1
3,377	5.250%—08/26/2037[3,5]	3,480
		15,178

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
$20	2.779%—11/25/2030[5]	$ 19
	Series 2004-10 Cl. 12A3
44	3.346%—01/25/2035[5]	45
	Series 2004-1 Cl. 12A5
420	3.633%—04/25/2034[5]	422
	Series 2006-4 Cl. 1A1
658	3.676%—10/25/2036[5]	635
		1,121
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
300	1.678% (1 Month USD Libor + 0.220) 07/25/2035[2]	302
	BX Trust
	Series 2017 Cl. A
6,800	2.159%—07/15/2034[3,5]	6,829
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
2,364	3.551%—09/25/2036[5]	2,322
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
8,391	1.569% (1 Month USD Libor + 0.330) 11/20/2035[2]	7,962
	Series 2006-6BC Cl. 1A2
4,407	1.637% (1 Month USD Libor + 0.400) 05/25/2036[2]	3,556
	Series 2005-84 Cl. 1A1
3,632	3.269%—02/25/2036[5]	3,121
	Series 2005-20CB Cl. 2A5
2,900	5.500%—07/25/2035	2,682
	Series 2006-36T2 Cl. 1A4
1,397	5.750%—12/25/2036	1,035
	Series 2006-39CB Cl. 1A20
5,873	6.000%—01/25/2037	5,743
		24,099
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
1,309	3.780%—09/25/2047[5]	1,277
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
450	6.000%—11/25/2035	382
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
6,451	1.388% (1 Month USD Libor + 0.150) 03/25/2037[2]	5,881
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
3,024	1.809% (Fed 12 Month Treasury Average CMT + 0.920) 03/19/2046[2]	2,763
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£2,804	0.477%—06/15/2044[5]	3,612
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$1,721	3.125%—02/25/2036[5]	1,678
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
1	6.750%—08/21/2031	—
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	GS Mortgage Securities Corp. Trust
	Series 2016-RENT Cl. A
$6,900	3.203%—02/10/2029[3]	$ 7,033
	GSMPS Mortgage Loan Trust
	Series 2006-RP2 Cl. 1AF1
6,270	1.637% (1 Month USD Libor + 0.400) 04/25/2036[2,3]	5,525
	GSR Mortgage Loan Trust
	Series 2005-AR7 Cl. 6A1
472	3.407%—11/25/2035[5]	468
	Series 2005-AR3 Cl. 3A1
795	3.630%—05/25/2035[5]	754
	Series 2006-2F Cl. 2A13
2,279	5.750%—02/25/2036	2,231
		3,453
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,001	2.058% (1 Month USD Libor + 0.410) 11/19/2034[2]	894
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
5,426	1.418% (1 Month USD Libor + 0.180) 12/25/2036[2]	5,353
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	2.963% (1 Month USD Libor + 1.150) 10/25/2034[2]	1,521
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
7	2.557%—01/25/2032[5]	6
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,018	6.500%—07/25/2037	2,002
	IndyMac INDX Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
1,643	3.269%—01/25/2036[5]	1,496
	Series 2007-AR13 Cl. 4A1
16,350	3.314%—07/25/2037[5]	13,957
		15,453
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2016-WPT Cl. A
5,000	2.677% (1 Month USD Libor + 1.450) 10/15/2033[2,3]	5,025
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
3,767	3.558%—10/25/2036[5]	3,351
	Series 2006-S1 Cl. 3A1
1,005	5.500%—04/25/2036	1,029
		4,380
	JP Morgan Re-REMIC[6]
	Series 2009-7 Cl. 11A1
89	3.611%—09/27/2036[3,5]	92
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,342	0.977%—12/15/2049[5]	1,755
	Merrill Lynch Alternative Note Asset Trust
	Series 2007-F1 Cl. 2A6
$701	6.000%—03/25/2037	572
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
65	1.487% (1 Month USD Libor + 0.250) 11/25/2035[2]	62

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. ASB
$6,000	3.040%—04/15/2048	$ 6,136
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
3,678	3.687%—10/25/2035[5]	3,688
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
5,178	1.423% (1 Month USD Libor + 0.185) 08/25/2036[2]	4,762
	Series 2007-QS4 Cl. 3A9
2,565	6.000%—03/25/2037	2,299
		7,061
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
19,123	6.250%—08/25/2037	9,810
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
356	4.032%—02/25/2037[5]	288
	Series 2006-SA1 Cl. 2A1
363	4.412%—02/25/2036[5]	332
		620
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£2,020	0.462%—06/12/2044[5]	2,596
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$2,865	1.388% (1 Month USD Libor + 0.150) 02/25/2037[2]	2,413
	Series 2001-21A Cl. 3A1
771	3.584%—04/25/2035[5]	772
		3,185
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
595	1.487% (1 Month USD Libor + 0.250) 07/19/2035[2]	584
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
930	3.675%—01/25/2037[5]	885
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR13 Cl. A1A1
287	1.528% (1 Month USD Libor + 0.290) 10/25/2045[2]	289
	Series 2005-AR6 Cl. 2A1A
596	1.698% (1 Month USD Libor + 0.230) 04/25/2045[2]	587
	Series 2006-AR11 Cl. 3A1A
2,565	1.809% (Fed 12 Month Treasury Average CMT + 0.920) 09/25/2046[2]	2,379
		3,255
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
3,951	3.304%—07/25/2036[5]	3,855
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $157,458)		174,691

CORPORATE BONDS & NOTES—28.6%
Principal Amount		Value
AUTOMOBILES—1.1%
	Ford Motor Credit Co. LLC
$5,000	2.551%—10/05/2018	$ 5,032
1,550	3.200%—01/15/2021	1,586
10,050	8.125%—01/15/2020	11,268
		17,886
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,853
800	3.200%—07/13/2020	818
1,400	6.750%—06/01/2018	1,439
		5,110
	Volkswagen Group of America Finance LLC
1,700	1.650%—05/22/2018[3]	1,698
		24,694
BANKS—14.2%
	Banco Espirito Santo SA MTN[7]
€3,500	0.000%—01/15/2018*	1,182
	Bank of America Corp. MTN[7]
$18,300	2.393% (3 Month USD Libor + 1.070) 03/22/2018[2]	18,363
4,030	5.650%—05/01/2018	4,108
7,800	6.875%—04/25/2018	7,991
		30,462
	Barclays Bank plc
1,700	7.750% (USD Swap Semi 30/360 5Y + 6.833) 04/10/2023[2]	1,740
£3,600	14.000%—06/15/2019[5,8]	5,636
		7,376
	Barclays plc
$6,300	3.419% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,612
5,200	3.684%—01/10/2023	5,316
€2,300	6.500%—09/15/2019[5,8]	2,887
£2,400	7.000%—06/15/2049[5,8]	3,374
		18,189
	BB&T Corp. MTN[7]
$19,500	2.180% (3 Month USD Libor + 0.860) 06/15/2018[2]	19,584
	BBVA Bancomer SA
1,200	6.500%—03/10/2021[3]	1,316
	CIT Group Inc.
600	3.875%—02/19/2019	611
100	5.375%—05/15/2020	107
334	5.500%—02/15/2019[3]	350
		1,068
	Citigroup Inc.
3,500	1.700%—04/27/2018	3,499
3,000	2.350%—08/02/2021	2,987
4,000	2.746% (3 Month USD Libor + 1.430) 09/01/2023[2]	4,111
6,800	2.750%—04/25/2022	6,827
		17,424
	JP Morgan Chase & Co.
5,500	2.400%—06/07/2021	5,511
4,500	2.550%—03/01/2021	4,530
5,000	2.750%—06/23/2020	5,079
		15,120

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		KBC Bank NV
	$3,600	8.000%—01/25/2023[5]	$ 3,654
		Lloyds Bank plc
	7,300	12.000% (3 Month USD Libor + 11.756) 12/16/2024[2,3,8]	9,887
		Lloyds Banking Group plc
	£4,200	7.000%—12/29/2049[5,8]	5,948
		National Australia Bank Ltd.
	$950	2.250%—03/16/2021[3]	948
		Nordea Kredit Realkreditaktieselskab
DKK$	239,648	1.000%—10/01/2018	38,058
		Nykredit Realkredit AS
	590,600	1.000%—04/01/2018-10/01/2018	93,546
	80,700	2.000%—04/01/2018-10/01/2018	12,830
			106,376
		Royal Bank of Canada
	$4,300	2.300%—03/22/2021	4,311
		Sumitomo Mitsui Financial Group Inc.
	6,900	2.997% (3 Month USD Libor + 1.680) 03/09/2021[2]	7,121
		Sumitomo Mitsui Trust Bank Ltd.
	8,100	1.764% (1 Month USD Libor + 0.440) 09/19/2019[2,3]	8,109
		Wells Fargo & Co.
	3,100	2.610% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,191
	11,500	7.980% (3 Month USD Libor + 3.770) 03/15/2018[2,8]	11,751
			14,942
			311,075
BIOTECHNOLOGY—0.2%
		Baxalta Inc.
	5,200	2.875%—06/23/2020	5,278
BUILDING PRODUCTS—0.0%
		Owens Corning
	300	4.200%—12/01/2024	316
CAPITAL MARKETS—4.9%
		Blackstone CQP Holdco LP
	3,900	6.000%—08/18/2021[3]	3,906
	8,000	6.500%—03/20/2021[3]	8,101
			12,007
		BM & FBOVESPA SA
	1,300	5.500%—07/16/2020	1,373
		Credit Suisse Group Funding Guernsey Ltd.
	8,900	3.750%—03/26/2025	9,155
	3,445	3.800%—09/15/2022	3,583
			12,738
		Deutsche Bank AG
	3,500	2.329% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,515
		Deutsche Bank AG MTN[7]
	13,700	2.850%—05/10/2019	13,824
		E*Trade Financial Corp.
	5,100	2.950%—08/24/2022	5,107
		Goldman Sachs Group Inc.
	7,700	2.160% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,701
		Morgan Stanley MTN[7]
	1,700	2.125%—04/25/2018	1,703
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CAPITAL MARKETS—Continued
	$11,700	2.647% (3 Month USD Libor + 1.280) 04/25/2018[2]	$ 11,763
	8,508	5.625%—09/23/2019	9,051
			22,517
		Piper Jaffray Cos.
	2,000	5.060%—10/09/2018[3]	2,041
		UBS AG
	8,000	1.897% (3 Month USD Libor + 0.580) 06/08/2020[2,3]	8,041
		UBS AG MTN[7]
	6,800	1.637% (3 Month USD Libor + 0.320) 12/07/2018[2,3]	6,815
	1,800	2.166% (3 Month USD Libor + 0.850) 06/01/2020[2]	1,823
			8,638
		UBS Group Funding Jersey Ltd.
	8,500	3.000%—04/15/2021[3]	8,634
			106,136
CONSUMER FINANCE—1.0%
		Capital One Financial Corp.
	5,500	1.832% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,506
	5,400	2.400%—10/30/2020	5,401
			10,907
		Discover Bank
	2,900	2.600%—11/13/2018	2,918
		Discover Financial Services
	5,000	5.500% (3 Month USD Libor + 3.076) 12/31/2099[2,8]	5,106
		OneMain Financial Holdings Inc.
	1,600	6.750%—12/15/2019[3]	1,662
	1,500	7.250%—12/15/2021[3]	1,562
			3,224
			22,155
DIVERSIFIED FINANCIAL SERVICES—2.7%
		Brfkredit AS
DKK$	12,300	1.000%—04/01/2018	1,938
		Cantor Fitzgerald LP
	$5,400	6.500%—06/17/2022[3]	6,050
		Depository Trust & Clearing Corp.
	3,000	4.875% (3 Month USD Libor + 3.167) 06/15/2020[2,3,8]	3,120
		Leaseplan Corp. NV
	7,300	2.875%—01/22/2019[3]	7,312
		Nykredit Realkredit AS
DKK$	137,900	2.000%—04/01/2018	21,819
		Realkredit Danmark AS
	66,600	1.000%—04/01/2018	10,495
		Rio Oil Finance Trust
	$1,791	9.250%—07/06/2024[3]	1,945
	6,665	9.750%—01/06/2027[3]	7,190
			9,135
			59,869
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
		AT&T Inc.
	6,400	2.800%—02/17/2021	6,496

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
$5,000	3.600%—02/17/2023	$ 5,175
5,000	4.450%—05/15/2021	5,355
		17,026
	Verizon Communications Inc.
2,070	2.946%—03/15/2022	2,103
12,695	3.376%—02/15/2025[3]	12,792
		14,895
		31,921
ELECTRIC UTILITIES—0.3%
	FirstEnergy Corp.
5,840	4.250%—03/15/2023	6,187
ENERGY EQUIPMENT & SERVICES—0.2%
	Odebrecht Drilling Norbe VIII/IX Ltd.
5,291	0.000%—06/30/2022*,3	3,212
	Odebrecht Offshore Drilling Finance Ltd.
3,774	0.000%—10/1/2023*,3	1,391
165	0.000%—10/01/2023*,3	64
		1,455
		4,667
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
	AvalonBay Communities Inc. MTN[7]
4,400	3.450%—06/01/2025	4,537
FOOD & STAPLES RETAILING—0.0%
	CVS Pass-Through Trust
585	6.943%—01/10/2030	696
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Boston Scientific Corp.
4,900	2.850%—05/15/2020	4,972
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	ERP Operating LP
5,500	3.375%—06/01/2025	5,630
	Simon Property Group LP
6,000	2.500%—09/01/2020	6,058
		11,688
OIL, GAS & CONSUMABLE FUELS—0.4%
	Enbridge Inc.
5,500	1.750% (3 Month USD Libor + 0.400) 01/10/2020[2]	5,495
	Genesis Energy LP
2,100	5.625%—06/15/2024	2,090
		7,585
PHARMACEUTICALS—0.2%
	Teva Pharmaceutical Finance Netherlands III BV
4,334	1.400%—07/20/2018	4,312
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
	Tesco Property Finance 5 plc
£2,268	5.661%—10/13/2041	3,558
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.2%
	Dell International LLC
$4,000	5.450%—06/15/2023[3]	4,387
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
TOBACCO—0.5%
		BAT Capital Corp
	$1,500	1.905% (3 Month USD Libor + 0.590) 08/14/2020[2,3]	$ 1,508
	6,500	2.195% (3 Month USD Libor + 0.880) 08/15/2022[2,3]	6,565
			8,073
		Imperial Brands Finance plc
	2,000	2.050%—02/11/2018[3]	2,001
			10,074
WIRELESS TELECOMMUNICATION SERVICES—0.1%
		Sprint Capital Corp.
	1,700	6.900%—05/01/2019	1,798
TOTAL CORPORATE BONDS & NOTES
(Cost $625,914)			625,905

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
	36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—17.0%
Principal Amount
		Brazil Letras Do Tesouro Nacional
R$	217,300	0.000%—01/01/2018-07/01/2018[9]	63,723
		Brazil Notas Do Tesouro Nacional Série F
	79,600	10.000%—01/01/2023	25,562
		Bundesrepublik Deutschland
	€2,100	2.500%—07/04/2044	3,214
	3,100	3.250%—07/04/2042	5,316
			8,530
		Hellenic Railways Organization SA
	3,500	5.014%—12/27/2017	4,062
		Japan Bank For International Cooperation
	$6,800	2.375%—07/21/2022	6,799
		Japan Finance Organization For Municipalities MTN[7]
	6,800	2.625%—04/20/2022[3]	6,824
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	6,860
		Japan Treasury Discount Bill
	¥24,750,000	0.000%—11/06/2017-01/29/2018[9]	217,699
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,074
CAD$	5,600	3.150%—06/02/2022	4,555
	$3,800	4.000%—10/07/2019	3,949
	2,300	4.400%—04/14/2020	2,431
			17,009

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		Province of Quebec Canada
CAD$	4,700	3.500%—07/29/2020-12/01/2022	$ 4,082
	13,900	4.250%—12/01/2021	11,741
			15,823
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $385,853)			372,891

MORTGAGE PASS-THROUGH—52.0%
		Federal Home Loan Mortgage Corp.
	$9	3.050% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.209) 06/01/2024[2]	10
	46	3.339% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.250) 08/01/2035[2]	49
	368	4.500%—12/01/2040-09/01/2041	394
	1,259	5.500%—02/01/2038-07/01/2038	1,402
	4,842	6.000%—01/01/2029-05/01/2040	5,466
			7,321
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	19,141	1.278%—08/25/2022[5]	969
		Federal Home Loan Mortgage Corp. REMIC[6]
	7,158	1.634% (1 Month USD Libor + 0.400) 06/15/2041[2]	7,183
	28	1.684% (1 Month USD Libor + 0.450) 11/15/2030[2]	28
	58	8.000%—08/15/2022	64
	8	9.000%—12/15/2020	8
			7,283
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	130	2.089% (Fed 12 Month Treasury Average CMT + 1.200) 02/25/2045[2]	132
		Series E3 Cl. A
	107	3.269%—08/15/2032[5]	111
			243
		Federal Home Loan Mortgage Corp. TBA[10]
	38,000	3.500%—12/13/2046	38,991
	14,000	4.000%—11/14/2046	14,693
	15,000	4.500%—11/12/2045-12/13/2046	16,016
			69,700
		Federal Housing Authority Project
	1	7.400%—02/01/2021	1 [y]
		Federal National Mortgage Association
	241	2.289% (Fed 12 Month Treasury Average CMT + 1.400) 10/01/2040[2]	245
	5,300	2.310%—08/01/2022	5,304
	10,938	2.475%—04/01/2019	11,003
	6,000	2.870%—09/01/2027	6,025
	1,203	3.000%—02/01/2021-11/01/2025	1,234
	446	3.330%—11/01/2021	462
	75	3.387% (12 Month USD Libor + 1.674) 05/01/2035[2]	79
	1,277	3.448% (12 Month USD Libor + 1.693) 08/01/2035[2]	1,343
	162	3.500%—03/01/2026-05/01/2027	169
	1,166	3.580% (12 Month USD Libor + 1.715) 06/01/2035[2]	1,228
	88,697	4.000%—04/01/2018-12/13/2046	92,930
	11,388	4.500%—01/01/2018-10/01/2042	11,988
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$6,897	5.000%—12/01/2022-07/01/2044	$ 7,515
36,373	5.500%—02/01/2023-09/01/2041	40,516
10,887	6.000%—03/01/2023-06/01/2040	12,320
		192,361
	Federal National Mortgage Association REMIC[6]
	Series 2015-38 Cl. DF
7,834	1.542% (1 Month USD Libor + 0.310) 06/25/2055[2]	7,827
	Series 2006-5 Cl. 3A2
104	3.288%—05/25/2035[5]	109
	Series 2011-98 Cl. ZL
69,036	3.500%—10/25/2041	69,192
	Series 2003-25 Cl. KP
644	5.000%—04/25/2033	704
	Series 2003-W1 Cl. 1A1
202	6.500%—12/25/2042[5]	218
		78,050
	Federal National Mortgage Association TBA[10]
274,000	3.000%—01/17/2028-12/13/2047	273,859
236,000	3.500%—12/19/2031-12/13/2047	242,697
106,000	4.000%—11/13/2047	111,234
82,000	4.500%—12/13/2046-11/13/2047	87,649
		715,439
	Government National Mortgage Association
28,373	5.000%—08/15/2033-11/20/2047	30,813
	Government National Mortgage Association II
159	2.125% (US Treasury Yield Curve Rate T Note 1 Year CMT + 7.500) 08/20/2022-07/20/2027[2]	163
120	2.250% (US Treasury Yield Curve Rate T Note 1 Year CMT + 7.500) 10/20/2025-11/20/2029[2]	124
354	2.375% (US Treasury Yield Curve Rate T Note 1 Year CMT + 3.000) 01/20/2025-02/20/2032[2]	368
23	2.500% (US Treasury Yield Curve Rate T Note 1 Year CMT + 1.500) 12/20/2024[2]	23
27	2.625% (US Treasury Yield Curve Rate T Note 1 Year CMT + 1.500) 05/20/2024[2]	27
		705
	Government National Mortgage Association TBA[10]
2,000	3.000%—11/21/2046	2,023
9,000	3.500%—11/21/2046	9,336
24,000	4.000%—12/21/2046-11/20/2047	25,193
		36,552
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,135,655)		1,139,437

MUNICIPAL BONDS—1.1%
	Chicago Transit Authority
170	6.300%—12/01/2021	181
	City of Chicago, IL
5,800	7.750%—01/01/2042	6,340
	Clark County, NV
4,000	6.350%—07/01/2029	4,280
	University of California
12,270	4.858%—05/15/2112	13,413
TOTAL MUNICIPAL BONDS
(Cost $22,089)		24,214

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—26.6%
Principal Amount		Value
	U.S. Treasury Bonds
$19,600	2.250%—08/15/2046	$ 17,172
34,200	2.500%—02/15/2045-02/15/2046	31,794
4,800	2.750%—08/15/2047	4,676
16,800	2.875%—05/15/2043	16,883
9,400	3.000%—05/15/2042	9,698
69,800	3.125%—02/15/2042-08/15/2044	73,418
1,800	3.625%—02/15/2044	2,061
4,200	4.250%—05/15/2039	5,239
10,500	4.375%—05/15/2040	13,338
12,000	4.625%—02/15/2040	15,740
		190,019
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[11]	16,682
21,000	1.750%—09/30/2022[11]	20,732
25,100	1.875%—07/31/2022	24,953
94,000	2.000%—08/31/2021-12/31/2021[11]	94,353
51,300	2.125%—09/30/2024	50,972
147,200	2.250%—11/15/2024-08/15/2027[11]	146,151
38,300	2.375%—05/15/2027	38,319
		392,162
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $593,231)		582,181

SHORT-TERM INVESTMENTS—11.5%
BANKER'S ACCEPTANCE—0.4%
	Bank of Nova Scotia
7,100	1.000%—11/27/2017	5,499
	Toronto Dominion Bank
4,400	1.000%—11/20/2017	3,409
		8,908
CERTIFICATES OF DEPOSIT—1.7%
	Barclays plc
28,800	1.940%—09/04/2018	28,843
	Mizuho Bank Ltd.
9,500	2.010% (3 Month USD Libor + 0.700) 12/12/2017[2]	9,500
		38,343
COMMERCIAL PAPER—3.4%
	Arrow Electronics Inc.
5,500	1.800%—11/14/2017[3]	5,496
	Deutsche Telekom AG
5,000	1.630%—01/30/2018	4,979
	Electricite de France SA
9,200	1.870%—01/05/2018	9,175
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
COMMERCIAL PAPER—Continued
	Enbridge Energy Prtns
$5,000	2.250%—12/05/2017[3]	$ 4,989
	ENI Finance USA Inc.
5,000	1.500%—12/06/2017	4,993
	Entergy Corp.
5,200	1.650%—11/17/2017	5,196
	Enterprise Prods Oper LLC
400	1.410%—11/20/2017	400
	Glencore Funding LLC
6,600	1.650%—01/17/2018	6,576
	ING US Funding LLC
5,100	1.430% (1 Month USD Libor + 0.190) 07/23/2018[2]	5,100
	Southern Co. Gas Capital
5,500	1.520%—01/03/2018	5,486
	Toyota Industries Comm
7,000	1.375%—02/22/2018	6,971
	Transcanada American
15,300	1.550%—12/11/2017	15,274
		74,635
REPURCHASE AGREEMENTS—5.7%
95,400	Repurchase Agreement with Barclays Capital Inc. dated October 31, 2017 due November 01, 2017 at 1.180% collateralized by U.S. Treasury Notes (value $96,371)	95,400
14,689	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $14,984)	14,689
13,800	Repurchase Agreement with Paribas dated October 31, 2017 due November 01, 2017 at 1.200% collateralized by U.S. Treasury Inflation Indexed Bonds (value $14,008)	13,800
		123,889
U.S. GOVERNMENT OBLIGATIONS—0.3%
	U.S. Treasury Bills
5,749	1.035%—01/04/2018	5,738
TOTAL SHORT-TERM INVESTMENTS
(Cost $251,573)		251,513
TOTAL INVESTMENTS—154.5%
(Cost $3,372,572)		3,382,673
CASH AND OTHER ASSETS, LESS LIABILITIES—(54.5)%		(1,192,907)
TOTAL NET ASSETS—100.0%		$ 2,189,766

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Short)	195	12/18/2017	CAD$ 26,799	$ 72
Euro-BTP Futures (Short)	198	12/07/2017	€ 27,639	(493)
Euro-BUND Futures (Long)	777	12/07/2017	126,457	594
Euro-OAT Futures (Short)	1,052	12/07/2017	165,648	(1,679)
Euro-Schatz Futures (Short)	321	12/07/2017	36,037	(35)
United Kingdom GILT Futures 90 day (Short)	237	12/27/2017	£ 29,466	828

Harbor Bond Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Government Bond Futures 10 year (Long)	5	12/13/2017	¥ 752,350	$ (21)
Eurodollar Futures-CME 90 day (Short)	1,826	12/18/2017	$ 449,607	610
Eurodollar Futures-CME 90 day (Short)	583	03/19/2018	143,345	237
Eurodollar Futures-CME 90 day (Short)	361	06/18/2018	88,657	166
Eurodollar Futures-CME 90 day (Short)	589	12/17/2018	144,415	198
Eurodollar Futures-CME 90 day (Short)	265	03/18/2019	64,938	34
Eurodollar Futures-CME 90 day (Short)	950	06/17/2019	232,667	75
Eurodollar Futures-CME 90 day (Short)	440	09/16/2019	107,712	93
U.S. Treasury Bond Futures 30 year (Short)	492	12/19/2017	75,015	1,172
U.S. Treasury Note Futures 5 year (Long)	5,409	12/29/2017	633,867	(5,760)
U.S. Treasury Note Futures 10 year (Long)	959	12/19/2017	119,815	(484)
Ultra U.S. Treasury Bond Futures 30 year (Long)	368	12/19/2017	60,639	(1,061)
Total Futures Contracts				$(5,454)

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Bund Futures (Put)	Eurex	€ 145.00	11/24/2017	829	$11	$10
Total Purchased Options that Require Periodic Settlement of Variation Margin					$11	$10
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Eurodollar Futures (Put)	CME Group	$ 98.25	03/19/2018	1,090	$ 96	$ 61
Federal National Mortgage Association Futures 30 year (Put)	JP Morgan Chase Bank NA	72.00	12/06/2017	32,900,000	1	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	106.50	11/24/2017	196	2	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	111.75	11/24/2017	3,122	27	3
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	112.25	11/24/2017	3,421	29	4
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	107.50	11/24/2017	4	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	114.00	11/24/2017	271	2	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	114.50	11/24/2017	210	2	—
Total Purchased Options Not Settled Through Variation Margin					$159	$ 68
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	6,000,000	$ 637	$161
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.940	08/20/2018	5,300,000	518	120
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.910	08/20/2018	16,600,000	1,637	410
Total Purchased Swap Options Not Settled Through Variation Margin							$2,792	$691
Total Purchased Options							$2,962	$769

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2017
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.950 [j]	03/12/2020	14,100,000	$ 119	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.690 [j]	04/07/2020	33,900,000	302	—

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	$ 217.970[j]	09/29/2020	15,100,000	$ 195	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.950 [j]	03/10/2020	5,100,000	38	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.010 [j]	10/13/2020	15,600,000	153	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	$ 6.30	01/11/2018	7,900,000	421	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	3.48	01/30/2018	6,200,000	64	(60)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	3.35	11/30/2017	3,200,000	22	(22)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.40	01/03/2018	4,000,000	38	(41)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.40	12/27/2017	9,700,000	91	(87)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	3.41	12/28/2017	4,900,000	39	(44)
Currency Option U.S. Dollar vs. South Korean Won (Call)	Société Générale Paris	1,169.00	11/09/2017	4,200,000	29	(1)
Currency Option U.S. Dollar vs. South Korean Won (Call)	UBS AG Stamford	1,168.00	11/09/2017	9,000,000	63	(2)
Eurodollar Futures (Call)	CME Group	98.75	03/19/2018	1,090	116	(7)
Total Written Options Not Settled Through Variation Margin					$1,690	$(264)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	49,600,000	$1,155	$(137)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Pay	2.800	08/20/2018	72,800,000	1,625	(200)
Total Written Swap Options Not Settled Through Variation Margin							$2,780	$(337)
Total Written Options							$4,470	$(601)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 7,760	AUD$ 10,161	12/04/2017	$ 14
JP Morgan Chase Bank NA	$ 7,903	AUD$ 10,161	11/02/2017	(127)
BNP Paribas SA	AUD$ 10,161	$ 7,763	11/02/2017	(14)
BNP Paribas SA	$ 19,906	R$ 68,400	04/03/2018	613
Citibank NA	$ 1,240	R$ 3,911	11/03/2017	(45)
Citibank NA	$ 1,226	R$ 3,911	12/04/2017	(36)
Deutsche Bank AG	$ 3,184	R$ 10,406	11/03/2017	(5)
Goldman Sachs Bank USA	$ 3,136	R$ 10,276	11/03/2017	4
JP Morgan Chase Bank	$ 7,839	R$ 25,000	01/03/2018	(257)
JP Morgan Chase Bank	$ 480	R$ 1,653	01/03/2018	21
BNP Paribas SA	R$ 1,653	$ 483	01/03/2018	(18)
Citibank NA	R$ 3,911	$ 1,230	11/03/2017	36
Citibank NA	R$ 83,900	$ 24,960	07/03/2018	74
Deutsche Bank AG	R$ 10,406	$ 3,176	11/03/2017	(4)
Goldman Sachs Bank USA	R$ 10,276	$ 3,145	11/03/2017	6
Goldman Sachs Bank USA	R$ 54,500	$ 16,225	07/03/2018	60
HSBC Bank USA	R$ 28,500	$ 8,446	04/03/2018	(104)
JP Morgan Chase Bank	R$ 35,600	$ 9,764	01/03/2018	(1,033)
JP Morgan Chase Bank	R$ 140,800	$ 41,756	04/03/2018	(482)
JP Morgan Chase Bank	R$ 56,700	$ 16,862	07/03/2018	44
Barclays Bank plc	$ 18,702	£ 14,041	11/15/2017	(46)
Goldman Sachs Bank USA	$ 1,183	£ 872	11/15/2017	(24)
JP Morgan Chase Bank NA	$ 1,851	£ 1,392	11/15/2017	(2)
BNP Paribas SA	£ 3,351	$ 4,334	11/15/2017	(119)
Citibank NA	£ 7,079	$ 9,261	11/15/2017	(145)
Goldman Sachs Bank USA	£ 7,620	$ 9,930	11/15/2017	(195)
Goldman Sachs Bank USA	£ 12,848	$ 17,443	11/15/2017	371
JP Morgan Chase Bank NA	£ 13,909	$ 17,989	11/15/2017	(492)
Citibank NA	$ 5,728	CAD$ 7,345	11/02/2017	(34)
Goldman Sachs Bank USA	$ 10,013	CAD$ 12,927	11/02/2017	7
Goldman Sachs Bank USA	$ 3,696	CAD$ 4,747	12/04/2017	(15)

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	$ 3,764	CAD$ 4,833	11/01/2017	$ (17)
JP Morgan Chase Bank NA	$ 12,497	CAD$ 16,082	11/02/2017	(31)
UBS AG	$ 5,695	CAD$ 7,345	12/04/2017	—
BNP Paribas SA	CAD$ 7,094	$ 5,496	12/04/2017	(4)
Citibank NA	CAD$ 25,046	$ 20,137	11/02/2017	722
Goldman Sachs Bank USA	CAD$ 12,927	$ 10,016	12/04/2017	(7)
JP Morgan Chase Bank NA	CAD$ 3,963	$ 3,138	11/02/2017	66
UBS AG	CAD$ 7,345	$ 5,694	11/02/2017	—
Goldman Sachs Bank USA	DKK$ 165,215	$ 26,746	04/03/2018	629
Goldman Sachs Bank USA	DKK$ 81,978	$ 13,412	07/02/2018	373
Goldman Sachs Bank USA	DKK$ 12,005	$ 1,971	10/01/2018	49
Société Générale	DKK$ 139,535	$ 22,482	07/02/2018	287
Société Générale	DKK$ 433,353	$ 71,330	10/01/2018	1,964
UBS AG	DKK$ 34,790	$ 5,554	01/02/2018	86
UBS AG	DKK$ 183,270	$ 29,383	04/03/2018	412
UBS AG	DKK$ 70,933	$ 11,465	07/02/2018	182
UBS AG	DKK$ 25,415	$ 4,100	10/01/2018	32
BNP Paribas SA	$ 15,431	€ 12,970	11/15/2017	(311)
BNP Paribas SA	$ 32,855	€ 28,226	11/15/2017	51
Citibank NA	$ 40,457	€ 34,364	11/15/2017	(396)
JP Morgan Chase Bank NA	$ 14,817	€ 12,384	11/15/2017	(380)
UBS AG	$ 2,309	€ 1,952	11/15/2017	(33)
Citibank NA	€ 2,698	$ 3,233	11/15/2017	88
Deutsche Bank AG	€ 15,666	$ 18,704	11/15/2017	441
Goldman Sachs Bank USA	€ 949	$ 1,104	11/15/2017	(2)
JP Morgan Chase Bank NA	€ 58,077	$ 69,646	11/15/2017	1,940
Credit Suisse International	$ 328	₹ 21,478	12/04/2017	3
Citibank NA	$ 2,732	¥ 307,500	11/15/2017	(26)
Deutsche Bank AG	$ 14,595	¥ 1,657,000	11/15/2017	(13)
Deutsche Bank AG	$ 2,733	¥ 311,500	11/15/2017	8
Goldman Sachs Bank USA	$ 57,958	¥ 6,332,500	11/15/2017	(2,230)
JP Morgan Chase Bank NA	$ 71,692	¥ 7,985,100	11/15/2017	(1,421)
JP Morgan Chase Bank NA	$ 16,087	¥ 1,835,300	11/15/2017	64
BNP Paribas SA	¥ 5,550,000	$ 50,695	11/13/2017	1,858
BNP Paribas SA	¥ 3,872,800	$ 34,635	11/15/2017	553
BNP Paribas SA	¥ 1,600,000	$ 14,287	01/10/2018	163
Citibank NA	¥ 1,370,000	$ 12,430	11/06/2017	379
JP Morgan Chase Bank NA	¥ 800,000	$ 7,261	11/06/2017	223
JP Morgan Chase Bank NA	¥ 621,400	$ 5,462	11/15/2017	(6)
JP Morgan Chase Bank NA	¥ 11,865,200	$ 108,206	11/15/2017	3,789
JP Morgan Chase Bank NA	¥ 4,860,000	$ 44,661	11/20/2017	1,882
JP Morgan Chase Bank NA	¥ 1,220,000	$ 10,886	01/10/2018	116
JP Morgan Chase Bank NA	¥ 3,460,000	$ 30,944	01/22/2018	381
JP Morgan Chase Bank NA	¥ 3,600,000	$ 32,028	01/29/2018	217
UBS AG	¥ 1,051,000	$ 9,337	11/15/2017	88
UBS AG	¥ 1,220,000	$ 10,972	11/27/2017	230
UBS AG	¥ 1,070,000	$ 9,641	12/18/2017	207
Citibank NA	$ 2,560	MEX$ 49,326	12/15/2017	(8)
Deutsche Bank AG	$ 10,984	MEX$ 212,792	12/15/2017	27
HSBC Bank USA	$ 36,848	MEX$ 710,465	12/15/2017	(85)
JP Morgan Chase Bank NA	NZD$ 826	$ 594	11/02/2017	29
Citibank NA	$ 20,219	SGD$ 27,446	12/04/2017	(78)
Citibank NA	$ 4,450	SGD$ 6,066	12/04/2017	2
HSBC Bank USA	$ 3,271	SGD$ 4,467	12/04/2017	7
Goldman Sachs Bank USA	SGD$ 53,201	$ 39,087	12/04/2017	47
Citibank NA	$ 1	₩ 1,146	12/04/2017	—
Credit Suisse International	$ 1	₩ 1,146	12/04/2017	—
Goldman Sachs Bank USA	$ 1,879	₩ 2,152,770	12/04/2017	47
HSBC Bank USA	$ 6,859	₩ 7,754,923	12/04/2017	78
UBS AG	₩ 78,255,113	$ 68,884	12/04/2017	(1,116)
Goldman Sachs Bank USA	$ 9,247	TWD$ 276,948	12/18/2017	(30)
Royal Bank of Scotland plc	$ 11,453	TWD$ 342,674	12/18/2017	(48)
Société Générale	TWD$ 2,070,584	$ 68,642	12/04/2017	(212)
Total Forward Currency Contracts				$ 9,319

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil Cetip Interbank Deposit	Pay	8.180%	At maturity	01/02/2020	R$ 139,700	$(108)	$ 16	$ (124)
CME Group	Brazil Cetip Interbank Deposit	Pay	8.220	At maturity	01/02/2020	314,900	(175)	(97)	(78)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	2.700	Semiannual	12/19/2024	CAD$ 6,500	(220)	(535)	315
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	1.750	Semiannual	12/16/2046	1,900	255	(25)	280
LCH Group	EUR-EURIBOR-Act/ 360-Bloomberg 6-Month	Pay	1.500	Annual	03/21/2048	€ 5,500	(111)	(193)	82
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.000	Semiannual	03/21/2023	£ 39,300	448	(359)	807
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semiannual	03/21/2028	34,000	(310)	(882)	572
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750	Semiannual	03/21/2048	10,500	(499)	(419)	(80)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semiannual	03/18/2026	¥ 12,590,000	(688)	(718)	30
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semiannual	09/20/2027	2,180,000	(33)	(114)	81
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.000	Semiannual	12/16/2019	$ 46,700	(438)	(1,240)	802
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.250	Semiannual	06/21/2020	73,300	994	1,702	(708)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.500	Semiannual	12/20/2027	35,600	(331)	(1,019)	688
Interest Rate Swaps									$2,667
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Buy	1.000%	06/20/2022	1.320%	Quarterly	€ 5,000	$ 30	$(245)	$275
ICE Group	Volkswagen International Finance 5.380% due 05/22/2018	Buy	1.000	12/20/2017	0.131	Quarterly	€ 2,100	6	16	(10)
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000	06/20/2021	0.400	Quarterly	$ 2,100	55	12	43
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000	12/20/2021	0.486	Quarterly	$ 6,900	185	2	183
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Buy	1.000	09/20/2020	0.439	Quarterly	$ 8,000	154	127	27
Credit Default Swaps										$518

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000%	06/20/2018	0.721%	Quarterly	$ 900	$ 4	$(131)	$ 135
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	1.407	Quarterly	400	2	(42)	44
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	03/20/2020	1.528	Quarterly	200	1	(36)	37
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	1.407	Quarterly	2,100	10	(237)	247
Credit Default Swaps										$ 463
Total Swaps										$3,648

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2017 — (1.1)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 21,500	Federal National Mortgage Association TBA[10] 6.000%—11/13/2047	$24,198	$(24,139)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 211,841	$—	$ 211,841
Collateralized Mortgage Obligations	—	174,691	—	174,691
Corporate Bonds & Notes	—	625,905	—	625,905
Escrow	—	—	—	—
Foreign Government Obligations	—	372,891	—	372,891
Mortgage Pass-Through	—	1,139,436	1	1,139,437
Municipal Bonds	—	24,214	—	24,214
U.S. Government Obligations	—	582,181	—	582,181
Short-Term Investments
Banker’s Acceptance	—	8,908	—	8,908
Certificates of Deposit	—	38,343	—	38,343
Commercial Paper	—	74,635	—	74,635
Repurchase Agreements	—	123,889	—	123,889
U.S. Government Obligations	—	5,738	—	5,738
Total Investments in Securities	$ —	$3,382,672	$ 1	$3,382,673
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 18,970	$—	$ 18,970
Futures Contracts	4,079	—	—	4,079
Purchased Options	78	691	—	769
Swap Agreements	—	4,648	—	4,648
Total Financial Derivative Instruments - Assets	$ 4,157	$ 24,309	$—	$ 28,466
Liability Category
Fixed Income Investments Sold Short	$ —	$ (24,139)	$—	$ (24,139)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (9,651)	$—	$ (9,651)
Futures Contracts	(9,533)	—	—	(9,533)

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Swap Agreements	$ —	$ (1,000)	$—	$ (1,000)
Written Options	(7)	(594)	—	(601)
Total Financial Derivative Instruments - Liabilities	$(9,540)	$ (11,245)	$—	$ (20,785)
Total Investments	$(5,383)	$3,371,597	$ 1	$3,366,215
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Corporate Bonds & Notes	$23,331	$—	$(23,750)	$—	$475	$(56)	$—	$—	$—
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	5	—	(4)	—	1	(1)	—	—	1
	$23,336	$—	$(23,754)	$—	$476	$(57)	$—	$—	$ 1
There were no transfers between levels during the year.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2017 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Escrow
General Motors Co. Escrow	$ —	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
Mortgage Pass-Through
Federal Housing Authority Project	$ 1	Income Approach	Base Price	100.40
	$ 1
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$95,381	$—	$—	$159,649	$255,030

Harbor Bond Fund
Portfolio of Investments—Continued

*		Security in Default.
1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Variable rate security, the stated rate represents the rate in effect at October 31, 2017.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $282,179,000 or 13% of net assets.
4		Step coupon security, the stated rate represents the rate in effect at October 31, 2017.
5		Floating rate security, the stated rate represents the rate in effect at October 31, 2017.
6		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
7		MTN after the name of a security stands for Medium Term Note.
8		Perpetuity bond, the maturity date represents the next callable date.
9		Zero coupon bond.
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2017. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		At October 31, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $24,733,000 or 1% of net assets.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j		Amount represents Index Value.
w		Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Escrow	$(15)
	Mortgage Pass-Through	—
$(15)
x		Fair Valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value which is a Level 3 input.
y		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
AUD$		Australian Dollar
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
¥		Chinese Yuan
DKK$		Denmark Krone
€		Euro
₹		Indian Rupee
MEX$		Mexican Peso
NZD$		New Zealand Dollar
SGD$		Singapore Dollar
R		South African Rand
₩		South Korean Won
TWD$		New Taiwan Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital.
Mihir P. Worah

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
The coordinated efforts of global central banks to normalize policy continued to be a focus for fixed income markets for the fiscal year ended October 31, 2017. Overall, markets continued to be resilient to a myriad of geopolitical events, with volatility generally remaining below the long-term average.
To start the fiscal year, Donald Trump stunned many in winning the U.S. presidential election at the end of 2016, but the market reaction was almost as surprising. Most markets focused on the pro-growth and inflationary potential of fiscal stimulus as many risk assets rallied, while inflation expectations and yields rose. Following the election, volatility fell, equities rallied, credit spreads tightened and the dollar strengthened as investors anticipated expansionary fiscal policy, tax cuts, and deregulation. As such, the U.S. Federal Reserve (Fed) raised rates for just the second time in a decade (as widely expected), but with a hawkish tilt as the “blue dots” increased for 2017.
This optimism continued into the new year and solid U.S. economic data, relatively easy financial conditions, and both business and consumer optimism gave the Fed an opportunity to continue on its path toward policy normalization. This second rate hike, though, was perceived by many as more dovish given the largely unchanged views put forth by the Fed. Inflation expectations were generally stable over the period, despite fluctuations in oil prices related to building inventories in the U.S. and concerns over OPEC’s adherence to its production cut agreement.
Over the second half of the fiscal year, geopolitics dominated headlines and contributed to brief bouts of market volatility. Still, robust risk appetite continued, largely underpinned by a solid fundamental backdrop. Despite geopolitical uncertainty, volatility remained relatively low for the most part, equities rallied and credit spreads tightened.
Financial conditions in the U.S. continued to ease even as the Fed raised rates and unveiled details of its plan to gradually reduce its balance sheet. The perception of a hawkish leaning at the September Federal Reserve meeting contributed to a rebound in U.S. rates. The Fed confirmed it would begin unwinding its balance sheet and released a more hawkish than anticipated “dot plot”, raising expectations for another rate hike in 2017. More broadly, global central bankers also struck a less accommodative tone as rhetoric from the European Central Bank (ECB), Bank of England, and Bank of Canada highlighted positive economic outlooks and suggested the potential for a reduction in “easy” monetary policy in the form of rate hikes, tapering, or balance sheet normalization.
Abroad, Emmanuel Macron’s presidential victory in France, in addition to the non-populist outcome of the Dutch election earlier this year, tempered risks related to more nationalist, anti-EU outcomes in the eurozone. Recent and upcoming elections in Germany and Italy continued to underscore political event risks that remain on the horizon in the eurozone, though we believe fundamentals remain solid amidst a synchronized recovery in growth.
PERFORMANCE
Harbor Real Return Fund returned 0.92% (Institutional Class) and 0.62% (Administrative Class) for fiscal 2017, compared with the -0.11% return of the Bloomberg Barclays U.S. TIPS Index, the Fund’s benchmark.
The following strategies helped the Fund’s returns during the fiscal year:
•	A modest allocation to non-agency mortgages as non-agency mortgage backed securities performed well amid continued favorable market technicals and stable residential real estate fundamentals

Harbor Real Return Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	118.0%
Federal National Mortgage Association	6.2%
Federal National Mortgage Association TBA	3.0%
U.K. Gilt Inflation Linked	2.6%
Japan Treasury Discount Bill	1.9%
New Zealand Government Bond	1.2%
Lavender Trust	0.9%
Japan Government CPI Linked Bond	0.8%
Navient Corp.	0.8%
Long Beach Mortgage Loan Trust	0.7%
•	An allocation to select U.S. dollar-denominated emerging market debt, as these positions outperformed over the period
•	Nominal interest rate strategies in the U.S., specifically an underweight to longer-dated maturities, as yields rose during the 2017 fiscal year.
Security selection and positioning within high-yield credit were negative or neutral for returns during the fiscal year.
OUTLOOK & STRATEGY
We expect world GDP growth in 2018 to remain steady at 2.75%–3.25%, unchanged from 2017. Overall, we see a low near-term risk of recession, a moderate pickup in underlying inflation in the advanced economies, mildly supportive fiscal policies and only a gradual removal of accommodative central bank policy. However, we do see risks that could upset the calm: the aging U.S. expansion, the coming end of central bank balance sheet expansion, and China’s course following its 19th National Communist Party Congress in October.
In the U.S., we see growth below-consensus at 1.75%–2.25% in 2018, albeit still above trend, as the U.S. expansion matures and slack in the labor market keeps eroding. We believe the disappearing slack should make it difficult to sustain the current pace of job and output growth, and we also do not expect a significant acceleration of productivity growth. We forecast core inflation to increase to 2% over the course of 2018, with some upward pressure on wages. We believe the Fed will continue along its trajectory of gradual tightening with two or three rate hikes by the end of 2018.
For the Eurozone, we expect growth will be in a range of 1.75%‒2.25% in 2018, significantly above trend. We believe that a key risk for the outlook is the Italian elections in the first half of 2018, although the political risk looks more contained than earlier this year, as the Euroskeptical parties have toned down their rhetoric. We think core inflation will make only moderate progress toward the ECB’s target of “below but close to 2%” and forecast inflation in a range of 1.0%–1.5% for 2018. In our view, the ECB is likely to gradually taper its bond purchases over 2018 and keep policy rates at record lows until well into 2019.
In the emerging markets of Brazil, Russia, India and Mexico, we expect growth to rise to 4% in 2018, slightly above consensus, as recoveries in Brazil and Russia become more entrenched. Overall, most emerging economies are, from our perspective, at a different stage of the economic cycle than developed economies and should still benefit from relatively easy global policy conditions. We expect continued disinflation, with headline consumer price indexes falling to around 4.2% in 2018. In China, we expect growth to decelerate in 2018 from the current 6.6% pace. Our wide forecast range of 5.5%–6.5% reflects uncertainty about the leadership’s prospective stance on financial stability, deleveraging and economic growth following the Party Congress. If the leadership continues to focus on suppressing volatility, growth could hold up at higher levels, but if policy pivots, the changes could weigh heavily on growth and lead to greater tolerance for a depreciating Chinese yuan.
With respect to portfolio strategy:
•	We maintained an underweight duration position overall at October 31, 2017, sourced primarily in U.K. and Japanese rates. We favor rate exposure in countries offering higher real yields, including inflation-linked bonds in New Zealand
•	Within TIPS, we favor the belly of the real yield curve given higher real rates; we plan to seek attractive security mispricings, including taking exposure in off-the-run vs. on-the-run issues given relative cheapness
•	U.K. long-dated breakevens appear rich to us while U.S. breakevens remains attractively priced; we plan to pursue this opportunity by going overweight U.S. versus short exposure to U.K. breakevens
•	Within currency, we are long select emerging market countries, including the Brazilian real and Indian rupee.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025
Cusip	411511520
Ticker	HARRX
Inception Date	12/01/2005
Net Expense Ratio	0.54% [a]
Total Net Assets (000s)	$99,929

ADMINISTRATIVE CLASS

Fund #	2225
Cusip	411511512
Ticker	HRRRX
Inception Date	12/01/2005
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$1,461
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.40%	0.73%
Yield to Maturity	2.90%	2.35%
Current 30-Day Yield (Institutional Class)	0.13%	0.77%
Weighted Average Maturity	7.85 years	8.36 years
Weighted Average Duration	7.47 years	7.74 years
Portfolio Turnover (Year Ended 10/31/2017)	758%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	19.54%
>1 to 5	15.68%
>5 to 10	52.21%
>10 to 15	0.52%
>15 to 20	0.14%
>20 to 25	2.21%
>25 yrs.	9.70%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. TIPS Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	0.92%	-0.38%	3.81%	12/01/2005	$14,530
Administrative Class	0.62	-0.64	3.54	12/01/2005	14,155
Comparative Index
Bloomberg Barclays U.S. TIPS	-0.11%	-0.11%	3.81%	—	$14,530
As stated in the Fund’s current prospectus, the expense ratios were 0.54% (Net) and 0.88% (Gross) (Institutional Class); and 0.79% (Net) and 1.13% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2018. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018

Harbor Real Return Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -44.7%)
ASSET-BACKED SECURITIES—2.0%
Principal Amount		Value
	Countrywide Asset-Backed Certificates
	Series 2006-19 Cl. 2A3
$100	1.488% (1 Month USD Libor + 0.250) 03/25/2037[1]	$ 91
	Fremont Home Loan Trust
	Series 2006-C Cl. 1A1
27	1.373% (1 Month USD Libor + 0.135) 10/25/2036[1]	25
	GSAMP Trust
	Series 2004-WF Cl. M2
126	2.888% (1 Month USD Libor + 1.100) 10/25/2034[1]	123
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
300	1.538% (1 Month USD Libor + 0.300) 01/25/2036[1]	237
	Series 2005-WL2 Cl. M2
500	1.973% (1 Month USD Libor + 0.490) 08/25/2035[1]	501
		738
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
196	1.478% (1 Month USD Libor + 0.240) 06/25/2036[1]	119
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
103	1.308% (1 Month USD Libor + 0.070) 10/25/2036[1]	61
	Morgan Stanley Mortgage Loan Trust
	Series 2006-15XS Cl. A6A
118	5.910%—11/25/2036[2]	56
	Navient Student Loan Trust
	Series 2016-7A Cl.A
180	2.388% (1 Month USD Libor + 1.150) 03/25/2066[1,3]	183
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
73	4.034%—06/25/2033[2]	74
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	1.518% (1 Month USD Libor + 0.280) 05/25/2036[1]	182
	Volt LXII LLC
	Series 2017-NPL9 Cl. A1
99	0.000%—09/25/2047[2,3]	99
	WhiteHorse VI Ltd
	Series 2012 1A Cl. A1R
312	2.511% (3 Month USD Libor + 1.200) 02/03/2025[1,3]	313
TOTAL ASSET-BACKED SECURITIES
(Cost $1,875)		2,064

BANK LOAN OBLIGATIONS—0.1%
(Cost $97)
	Petroleo Global Trading Term Loan
100	3.450%—02/19/2020	98

COLLATERALIZED MORTGAGE OBLIGATIONS—1.6%
Principal Amount		Value
	Alliance Bancorp Trust
	Series 2007 Cl. OA1
$73	1.478% (1 Month USD Libor + 0.240) 07/25/2037[1]	$ 61
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-12 Cl. 23A1
52	3.314%—02/25/2036[4]	51
	Series 2006-2 Cl. 3A2
28	3.674%—07/25/2036[4]	27
		78
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
376	2.034% (1 Month USD Libor + 0.800) 08/25/2035[1,3]	344
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
23	3.483%—04/20/2035[4]	23
	First Horizon Alternative Mortgage Securities Trust
	Series 2006-FA8 Cl. 1A7
12	6.000%—02/25/2037	10
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,137	6.250%—10/26/2036[3]	956
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
97	3.150%—06/25/2036[4]	98
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
53	1.637% (1 Month USD Libor + 0.400) 01/25/2046[1]	26
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2003-AR9 Cl. 2A
22	3.356%—09/25/2033[4]	22
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,430)		1,618

CORPORATE BONDS & NOTES—5.8%
AUTOMOBILES—0.1%
	American Honda Finance Corp. MTN[5]
100	1.741% (3 Month USD Libor + 0.350) 11/05/2021[1]	100
BANKS—0.9%
	ING Bank NV MTN[5]
100	2.625%—12/05/2022[3]	101
	Santander Holdings USA Inc.
600	2.767% (3 Month USD Libor + 1.450) 11/24/2017[1]	600
	Toronto Dominion Bank
200	2.250%—03/15/2021[3]	200
		901
CAPITAL MARKETS—1.7%
	Deutsche Bank AG
500	4.250%—10/14/2021	524
	Goldman Sachs Group Inc.
500	2.520% (3 Month USD Libor + 1.200) 09/15/2020[1]	510
100	2.876% (3 Month USD Libor + 0.821) 10/31/2022[1]	100
		610
	UBS AG
300	1.897% (3 Month USD Libor + 0.580) 06/08/2020[1,3]	301
	UBS AG MTN[5]
300	1.637% (3 Month USD Libor + 0.320) 12/07/2018[1,3]	301
		1,736

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CONSUMER FINANCE—1.3%
		Ally Financial Inc.
	$100	3.500%—01/27/2019	$ 102
	300	3.600%—05/21/2018	302
	100	4.750%—09/10/2018	102
			506
		Navient Corp. MTN[5]
	740	3.978% (US CPI Urban Consumers YoY + 2.250) 05/03/2019[1,6]	737
	100	5.500%—01/15/2019	104
			841
			1,347
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
		AT&T Inc.
	100	2.009% (3 Month USD Libor + 0.650) 01/15/2020[1]	101
	100	5.150%—02/14/2050	99
			200
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
		Boston Scientific Corp.
	200	2.850%—05/15/2020	203
INTERNET SOFTWARE & SERVICES—0.1%
		eBay Inc.
	100	2.750%—01/30/2023	100
MULTI-UTILITIES—0.1%
		Sempra Energy
	100	1.732% (3 Month USD Libor + 0.450) 03/15/2021[1]	100
OIL, GAS & CONSUMABLE FUELS—0.8%
		Enbridge Inc.
	100	1.750% (3 Month USD Libor + 0.400) 01/10/2020[1]	100
		Petrobras Global Finance BV
	425	5.299%—01/27/2025[3]	427
	200	7.375%—01/17/2027	222
			649
			749
TOBACCO—0.1%
		BAT Capital Corp
	100	1.905% (3 Month USD Libor + 0.590) 08/14/2020[1,3]	101
TRADING COMPANIES & DISTRIBUTORS—0.3%
		AerCap Ireland Capital Ltd.
	300	4.625%—10/30/2020	319
TOTAL CORPORATE BONDS & NOTES
(Cost $5,705)			5,856

FOREIGN GOVERNMENT OBLIGATIONS—7.6%
		Argentina Bonar Bonds
ARG$	118	23.826%—04/03/2022[4]	7
		Argentina Pom Politica Monetaria
	2,500	27.095%—06/21/2020[4]	156
		Argentine Republic Government International Bond
	$300	6.875%—01/26/2027	328
		Australia Government Bond
AUD$	200	3.000%—09/20/2025[6]	214
		Canadian Government RRB Bonds
CAD$	297	4.250%—12/01/2026[6]	311
FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		Japan Government CPI Linked Bond[6]
	¥90,392	0.100%—03/10/2027	$ 838
		Japan Treasury Discount Bill
	220,000	0.000%—11/06/2017[7]	1,935
		Mexican Bonos
MEX$	2,386	7.750%—05/29/2031	128
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[6]	1,194
		U.K. Gilt Inflation Linked[6]
	£1,528	0.125%—03/22/2026-11/22/2065	2,539
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $7,806)			7,650

MORTGAGE PASS-THROUGH—9.8%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$258	1.834% (1 Month USD Libor + 0.600) 12/15/2037[1]	261
		Federal National Mortgage Association
	6,000	4.000%—12/13/2046	6,287
		Federal National Mortgage Association REMIC[8]
	49	1.587% (1 Month USD Libor + 0.350) 07/25/2037[1]	49
	73	1.617% (1 Month USD Libor + 0.380) 07/25/2037[1]	74
	36	1.677% (1 Month USD Libor + 0.440) 05/25/2036[1]	36
	178	1.917% (1 Month USD Libor + 0.680) 02/25/2041[1]	181
			340
		Federal National Mortgage Association TBA[9]
	3,000	3.500%—12/13/2047	3,078
TOTAL MORTGAGE PASS-THROUGH
(Cost $9,974)			9,966

U.S. GOVERNMENT OBLIGATIONS—117.8%
		U.S. Treasury Bonds
	1,580	2.750%—08/15/2047	1,539
		U.S. Treasury Inflation Indexed Bonds[6]
	16,677	0.125%—04/15/2019-07/15/2024[10]	16,668
	2,985	0.250%—01/15/2025	2,953
	6,010	0.375%—07/15/2023-07/15/2025	6,035
	12,571	0.625%—07/15/2021-02/15/2043	12,785
	1,801	0.750%—02/15/2042-02/15/2045	1,738
	1,637	0.875%—02/15/2047	1,618
	466	1.000%—02/15/2046	475
	450	1.250%—07/15/2020	468
	6,984	1.375%—02/15/2044	7,725
	12,072	1.875%—07/15/2019	12,557
	1,102	2.000%—01/15/2026	1,237
	1,954	2.125%—01/15/2019-02/15/2041	2,202
	33,677	2.375%—01/15/2025-01/15/2027	38,473
	3,579	2.500%—01/15/2029	4,315
	577	3.625%—04/15/2028	754
	149	3.875%—04/15/2029	203
			110,206
		U.S. Treasury Notes
	500	2.000%—05/31/2024-02/15/2025	492
	1,200	2.125%—03/31/2024-07/31/2024	1,193
	100	2.250%—11/15/2024	100
	800	2.500%—05/15/2024	815

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$4,500	2.750%—02/15/2024	$ 4,653
440	3.000%—05/15/2047	451
		7,704
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $120,385)		119,449

SHORT-TERM INVESTMENTS—0.9%
CERTIFICATES OF DEPOSIT—0.8%
	Barclays plc
300	1.781% (3 Month USD Libor + 0.460) 03/16/2018[1]	300
200	1.827% (3 Month USD Libor + 0.470) 05/17/2018[1]	200
300	1.940%—09/04/2018	301
		801
SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
REPURCHASE AGREEMENTS—0.1%
$109	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $114)	$ 109
TOTAL SHORT-TERM INVESTMENTS
(Cost $909)		910
TOTAL INVESTMENTS—145.6%
(Cost $148,181)		147,611
CASH AND OTHER ASSETS, LESS LIABILITIES—(45.6)%		(46,221)
TOTAL NET ASSETS—100.0%		$101,390

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
United Kingdom GILT Futures 90 day (Short)	16	12/27/2017	£ 1,989	$ 57
U.S. Treasury Bond Futures 30 year (Short)	25	12/19/2017	$ 3,812	70
U.S. Treasury Note Futures 2 year (Short)	21	12/29/2017	4,522	19
U.S. Treasury Note Futures 5 year (Short)	95	12/29/2017	11,133	56
U.S. Treasury Note Futures 10 year (Long)	28	12/19/2017	3,498	(12)
Ultra U.S. Treasury Bond Futures 30 year (Long)	4	12/19/2017	659	(9)
Total Futures Contracts				$181

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2017
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-Bund Futures (Call)	Eurex	€ 165.00	11/24/2017	9	$1	$—
Euro-Bund Futures (Put)	Eurex	159.00	11/24/2017	28	4	3
Total Purchased Options that Require Periodic Settlement of Variation Margin					$5	$ 3
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/ Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Eurodollar Futures (Put)	CME Group	$ 98.25	03/19/2018	55	$ 5	$ 3
Federal National Mortgage Association Futures 30 year (Call)	JP Morgan Chase Bank NA	122.00	12/06/2017	1,000,000	—	—
USD ICE Swap Rate Index 10 year - Cap (Put)	Deutsche Bank AG	0.260 [j]	03/29/2018	4,900,000	2	1
USD ICE Swap Rate Index 10 year - Cap (Put)	Morgan Stanley Capital Services LLC	0.260 [j]	04/03/2018	5,300,000	3	2
Total Purchased Options Not Settled Through Variation Margin					$ 10	$ 6
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	3-Month USD-LIBOR	Receive	2.770%	07/16/2018	1,350,000	$ 16	$13
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.150	06/15/2018	350,000	35	3

Harbor Real Return Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	3-Month USD-LIBOR	Receive	2.150%	06/15/2018	350,000	$ 35	$42
Total Purchased Swap Options Not Settled Through Variation Margin							$ 86	$58
Total Purchased Options							$101	$67

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2017
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-Bund Futures (Call)	Eurex	€ 164.00	11/24/2017	9	$2	$ (2)
Euro-Bund Futures (Put)	Eurex	158.00	11/24/2017	30	2	—
Total Written Options that Require Periodic Settlement of Variation Margin					$4	$ (2)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/ Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	243.270 [j]	04/22/2024	4,000,000	$ 29	$ (1)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.170 [j]	05/16/2024	300,000	2	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.690 [j]	04/07/2020	3,600,000	32	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.970 [j]	09/29/2020	500,000	7	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	233.550 [j]	01/22/2018	600,000	6	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.810 [j]	03/24/2020	1,700,000	19	(4)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	238.640 [j]	10/02/2020	1,000,000	19	(3)
Eurodollar Futures (Call)	CME Group	$ 98.75	03/19/2018	55	6	—
Eurozone HICP Ex. Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.720 [j]	06/22/2035	400,000	18	(5)
Federal National Mortgage Association Futures 30 year (Call)	Credit Suisse International	$ 103.16	12/06/2017	1,000,000	2	(1)
Federal National Mortgage Association Futures 30 year (Call)	Credit Suisse International	103.31	11/06/2017	1,000,000	2	—
Federal National Mortgage Association Futures 30 year (Put)	Credit Suisse International	102.16	12/06/2017	1,000,000	3	(2)
Federal National Mortgage Association Futures 30 year (Put)	Credit Suisse International	102.31	11/06/2017	1,000,000	1	—
USD ICE Swap Rate Index 30 year - Cap (Put)	Deutsche Bank AG	0.230 [j]	03/29/2018	4,900,000	2	(2)
USD ICE Swap Rate Index 30 year - Cap (Put)	Morgan Stanley Capital Services LLC	0.230 [j]	04/03/2018	5,300,000	2	(2)
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	$ 155.00	11/24/2017	2	2	(1)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.00	11/24/2017	5	2	(2)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	125.50	11/24/2017	8	2	(2)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	126.50	11/24/2017	5	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	127.50	11/24/2017	9	6	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	123.50	11/24/2017	8	2	(1)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	124.00	11/24/2017	8	3	(1)
Total Written Options Not Settled Through Variation Margin					$168	$(27)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Call)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	600,000	$ 5	$ —
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	2.600	11/07/2017	600,000	5	(3)
Total Written Swap Options Not Settled Through Variation Margin							$ 10	$ (3)
Total Written Options							$182	$(32)

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2017
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	$ 24	ARG$ 423	12/20/2017	$ —
Goldman Sachs Bank USA	$ 116	ARG$ 2,133	01/12/2018	—
Goldman Sachs Bank USA	$ 200	ARG$ 3,720	02/14/2018	(2)
HSBC Bank USA	$ 90	ARG$ 1,684	02/14/2018	—
BNP Paribas SA	ARG$ 795	$ 42	02/14/2018	—
JP Morgan Chase Bank	ARG$ 531	$ 28	02/14/2018	—
JP Morgan Chase Bank NA	AUD$ 900	$ 703	11/02/2017	14
Citibank NA	$ 226	R$ 712	11/03/2017	(8)
Citibank NA	$ 156	R$ 499	12/04/2017	(5)
Société Générale	$ 65	R$ 213	11/03/2017	—
Citibank NA	R$ 213	$ 65	11/03/2017	—
Citibank NA	R$ 499	$ 157	11/03/2017	5
Société Générale	R$ 213	$ 67	11/03/2017	2
UBS AG	$ 2,511	£ 1,918	11/02/2017	36
BNP Paribas SA	£ 60	$ 79	11/02/2017	(1)
Citibank NA	£ 198	$ 261	11/02/2017	(2)
Credit Suisse International	£ 89	$ 119	11/02/2017	1
JP Morgan Chase Bank NA	£ 1,571	$ 2,106	11/02/2017	19
UBS AG	£ 1,918	$ 2,513	12/04/2017	(37)
JP Morgan Chase Bank NA	$ 260	CAD$ 335	11/02/2017	(1)
JP Morgan Chase Bank NA	CAD$ 742	$ 594	11/02/2017	18
Citibank NA	$ 72	COL$ 215,245	11/01/2017	(1)
Citibank NA	COL$ 215,245	$ 71	11/01/2017	—
Citibank NA	COL$ 215,245	$ 72	01/31/2018	2
JP Morgan Chase Bank NA	$ 246	€ 209	11/02/2017	(2)
Citibank NA	€ 230	$ 271	11/02/2017	3
JP Morgan Chase Bank NA	€ 216	$ 254	11/02/2017	2
Credit Suisse International	$ 359	₹ 23,487	12/04/2017	3
BNP Paribas SA	₹ 4,749	$ 73	12/04/2017	—
Citibank NA	₹ 2,903	$ 44	12/04/2017	(1)
JP Morgan Chase Bank	₹ 2,771	$ 42	12/04/2017	(1)
Citibank NA	$ 160	¥ 17,900	11/02/2017	(2)
JP Morgan Chase Bank NA	$ 613	¥ 69,900	11/02/2017	2
Citibank NA	¥ 140,000	$ 1,270	11/06/2017	39
Goldman Sachs Bank USA	¥ 87,800	$ 781	11/02/2017	9
JP Morgan Chase Bank NA	¥ 80,000	$ 726	11/06/2017	22
JP Morgan Chase Bank NA	¥ 69,900	$ 614	12/04/2017	(2)
Goldman Sachs Bank USA	$ 101	MEX$ 1,915	12/15/2017	(2)
Goldman Sachs Bank USA	MEX$ 2,881	$ 160	12/15/2017	11
JP Morgan Chase Bank NA	MEX$ 447	$ 24	12/15/2017	1
Citibank NA	$ 1,182	NZD$ 1,722	11/02/2017	(3)
Citibank NA	NZD$ 1,722	$ 1,181	12/04/2017	3
JP Morgan Chase Bank NA	NZD$ 1,722	$ 1,238	11/02/2017	59
Citibank NA	$ 103	RUS$ 5,984	02/16/2018	(2)
BNP Paribas SA	$ 97	R 1,373	12/06/2017	—
Citibank NA	$ 102	R 1,373	11/06/2017	(5)
BNP Paribas SA	R 1,373	$ 97	11/06/2017	—
BNP Paribas SA	₩ 103,576	$ 91	12/04/2017	(2)
Deutsche Bank AG	₩ 186,730	$ 164	12/04/2017	(3)
Total Forward Currency Contracts				$169

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2017
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil Cetip Interbank Deposit	Pay	9.650%	At maturity	01/02/2025	R$ 3,400	$ (9)	$ (3)	$ (6)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.165	At maturity	12/15/2021	€ 140	1	—	1

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.385%	At maturity	12/15/2026	€ 330	$ (2)	$ 1	$ (3)
LCH Group	French Consumer Price Index Ex Tobacco	Pay	1.438	At maturity	06/15/2027	400	(2)	—	(2)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	Semiannual	03/21/2028	£ 1,000	(9)	(34)	25
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	Semiannual	03/21/2048	300	(14)	(7)	(7)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	At maturity	05/15/2030	610	6	(7)	13
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At maturity	06/15/2030	600	10	9	1
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100	At maturity	06/15/2031	300	(32)	(36)	4
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.470	At maturity	09/15/2032	1,540	(13)	2	(15)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.358	At maturity	04/15/2035	200	(3)	(4)	1
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.585	At maturity	10/15/2046	240	(13)	(15)	2
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.428	At maturity	03/15/2047	40	3	—	3
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	1.000	Semiannual	09/18/2023	¥ 40,000	(18)	(15)	(3)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.300	Semiannual	09/20/2027	130,000	(2)	(2)	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.300	Semiannual	03/20/2028	10,000	—	—	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.450	Semiannual	03/20/2029	340,000	(15)	(19)	4
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.200	Lunar	06/05/2024	MEX$ 4,600	(1)	—	(1)
CME Group	Mexico Interbank TIIE 28 Day	Pay	8.310	Lunar	11/28/2036	1,300	5	7	(2)
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.480	Lunar	06/18/2037	1,450	(2)	—	(2)
CME Group	New Zeland 90 Day Bank Bill Futures Rate Agreement	Pay	3.250	Semiannual	03/21/2028	NZD$ 600	—	2	(2)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/15/2018	$ 1,000	1	4	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	Semiannual	06/21/2019	9,300	49	56	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semiannual	10/25/2023	1,000	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semiannual	11/19/2023	1,000	18	—	18
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.680	Semiannual	12/12/2023	1,000	18	—	18
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semiannual	12/19/2023	800	8	(6)	14

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500%	Semiannual	02/22/2026	$ 3,160	$ 5	$ —	$ 5
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semiannual	03/16/2026	2,900	19	—	19
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semiannual	04/21/2026	1,700	19	(10)	29
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	Semiannual	04/27/2026	2,000	23	(7)	30
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.850	Semiannual	07/27/2026	600	19	(2)	21
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semiannual	07/27/2026	3,500	89	53	36
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	Semiannual	12/07/2026	6,000	56	48	8
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semiannual	12/20/2047	1,170	29	36	(7)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.970	Semiannual	10/25/2048	200	(13)	—	(13)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semiannual	11/19/2048	100	(6)	—	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.950	Semiannual	12/12/2048	100	(6)	—	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	Semiannual	12/19/2048	100	(1)	3	(4)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	Semiannual	12/21/2026	1,570	66	(46)	112
LCH Group	Federal Funds Effective Rate US	Pay	2.000	Annual	12/15/2047	300	16	—	16
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.710	At maturity	04/27/2018	900	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.680	At maturity	04/28/2018	1,500	(1)	—	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.078	At maturity	03/29/2019	3,300	18	—	18
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.935	At maturity	04/27/2019	900	3	—	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.026	At maturity	11/23/2020	500	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.021	At maturity	11/25/2020	400	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.550	At maturity	07/26/2021	300	7	10	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.602	At maturity	09/12/2021	310	6	9	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.063	At maturity	05/12/2025	100	1	—	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At maturity	07/26/2026	300	(11)	(16)	5
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At maturity	09/12/2026	200	(6)	(2)	(4)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801%	At maturity	09/12/2026	$ 310	$ (9)	$(15)	$ 6
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/12/2026	200	(6)	(10)	4
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At maturity	09/15/2026	200	(6)	(10)	4
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.067	At maturity	07/25/2027	400	(3)	—	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.180	At maturity	09/20/2027	170	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.150	At maturity	09/25/2027	200	—	—	—
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.156	At maturity	10/17/2027	400	(1)	—	(1)
Interest Rate Swaps									$335
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Series 28 Version 1	Buy	1.000%	12/20/2022	0.500%	Quarterly	€ 1,500	$ (47)	$ (40)	$ (7)
ICE Group	Markit iTraxx Europe Indices Series 26 Version 1	Buy	1.000	12/20/2021	0.360	Quarterly	€ 500	(16)	(8)	(8)
ICE Group	Markit CDX North America High Yield Index Series 29	Buy	5.000	12/20/2022	3.102	Quarterly	$ 1,400	(126)	(110)	(16)
Credit Default Swaps										$(31)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500%	At maturity	07/15/2022	$ 300	$(28)	$ 7	$ (35)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.788	At maturity	07/18/2026	1,200	(38)	(1)	(37)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At maturity	07/20/2026	1,200	(36)	—	(36)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/20/2026	100	(3)	—	(3)
Interest Rate Swaps									$(111)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON INDICES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Intercontinental Exchange LIBOR USD 3-month	Receive	$ —	At Maturity	03/20/2018	$ 100	$(2)	$—	$(2)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount[e] (000s)	Value [f] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	1.160%	Quarterly	$ 200	$ (1)	$(14)	$ 13
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.160	Quarterly	100	—	(8)	8
HSBC Bank USA NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	03/20/2018	0.429	Quarterly	300	1	—	1
HSBC Bank USA NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2022	1.527	Quarterly	100	(2)	(6)	4
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	1.160	Quarterly	100	—	(7)	7
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	10/17/2057	0.000	Monthly	100	—	(5)	5
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	09/17/2058	0.000	Monthly	100	—	(6)	6
Credit Default Swaps										$ 44
Total Swaps										$235

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2017 — (4.0)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 3,000	Federal National Mortgage Association TBA[1] 3.000%—12/13/2047	$ 3,000	$ (2,997)
1,000	Federal National Mortgage Association TBA[1] 3.500%—11/13/2047	1,029	(1,028)
80	U.S. Treasury Notes 3.000%— 5/15/2047	81	(82)
	Total Fixed Income Investments Sold Short	$ 4,110	$ (4,107)

Harbor Real Return Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2017 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 2,064	$—	$ 2,064
Bank Loan Obligations	—	98	—	98
Collateralized Mortgage Obligations	—	1,618	—	1,618
Corporate Bonds & Notes	—	5,856	—	5,856
Foreign Government Obligations	—	7,650	—	7,650
Mortgage Pass-Through	—	9,966	—	9,966
U.S. Government Obligations	—	119,449	—	119,449
Short-Term Investments
Certificates Of Deposit	—	801	—	801
Repurchase Agreements	—	109	—	109
Total Investments in Securities	$ —	$147,611	$—	$147,611
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 251	$—	$ 251
Futures Contracts	202	—	—	202
Purchased Options	6	61	—	67
Swap Agreements	—	484	—	484
Total Financial Derivative Instruments - Assets	$208	$ 796	$—	$ 1,004
Liability Category
Fixed Income Investments Sold Short	$ —	$ (4,107)	$—	$ (4,107)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (82)	$—	$ (82)
Futures Contracts	(21)	—	—	(21)
Swap Agreements	—	(249)	—	(249)
Written Options	(9)	(23)	—	(32)
Total Financial Derivative Instruments - Liabilities	$ (30)	$ (354)	$—	$ (384)
Total Investments	$178	$143,946	$—	$144,124
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2017.
Valuation Description	Balance Beginning at 11/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2017[w] (000s)
Asset-Backed Securities	$500	$—	$(189)	$—	$—	$2	$—	$(313) [h]	$—
There were no transfers between Levels 1 and 2 during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2017.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$—	$33,723	$—	$4,757	$38,480

Harbor Real Return Fund
Portfolio of Investments—Continued

1		Variable rate security, the stated rate represents the rate in effect at October 31, 2017.
2		Step coupon security, the stated rate represents the rate in effect at October 31, 2017.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2017, the aggregate value of these securities was $3,326,000 or 3% of net assets.
4		Floating rate security, the stated rate represents the rate in effect at October 31, 2017.
5		MTN after the name of a security stands for Medium Term Note.
6		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
7		Zero coupon bond.
8		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2017. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
10		At October 31, 2017, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $250,000 or less than 1% of net assets.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
g		At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
h		Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing input.
j		Amount represents Index Value.
w		Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2017 (000s)
	Asset-Backed Securities	$1
$1
ARG$		Argentine Peso
AUD$		Australian Dollar
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
COL$		Colombian Peso
€		Euro
₹		Indian Rupee
¥		Japanese Yen
MEX$		Mexican Peso
NZD$		New Zealand Dollar
PLN$		Polish Zloty
R		South African Rand
₩		South Korean Won
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth O’Donnell, CFA
Since 2003
BNP (formerly Fisher Francis Trees & Watts, Inc.) has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth O’Donnell

Management’s Discussion of
Fund Performance
Market Review
Global economic growth rebounded in the twelve months ended October 31, 2017 with advances in both emerging and advanced economies. The U.S. economy expanded at an above trend pace while Europe and Japan experienced a rebound in growth coupled with a decline in deflationary pressures. This pattern of improving global growth trends was a welcome sign for many central banks as they looked to unwind post crisis-era stimulus measures.
In late 2016, the Federal Reserve (Fed) commenced with the second tightening of monetary policy in the cycle. Volatility decreased as markets discounted the future path of interest rates. Despite expectation for a slow pace of normalization, two additional rate hikes closely followed at the March and June Federal Open Market Committee (FOMC) meetings. Currently, markets generally expect the next increase in short term interest rates to occur in December 2017. Federal Reserve Chair Janet Yellen continued to assert that monetary policy remains accommodative and that further tightening will continue at a gradual pace. This increasingly transparent Fed has served to suppress volatility in the front end of the yield curve.
Short term U.S. Treasury Note yields increased during the fiscal year as markets discounted the path of Fed policy. In contrast to the front-end, intermediate yields remained in a tight range flattening the slope of the yield curve. Money market yields climbed throughout the year while remaining anchored to monetary policy rates. The increase was welcomed by money market investors who have endured several years of low returns.
Performance
Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2017, the Fund returned 0.73% (Institutional and Administrative Classes). This compared favorably with the return of 0.72% for the Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 40 days with some variability throughout the 12-month period.
Outlook & Strategy
Looking ahead, we expect monetary policy to become less accommodative in 2018 as interest rate policy normalizes. We believe that the stimulus burden will shift from monetary to fiscal policy across advanced economies as the impact of non-traditional central bank policy measures wanes. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.5% and that wage pressures will emerge throughout the year as incremental gains in the labor sector push the economy well through estimates of full employment. We also believe that business investment will recover and provide additional support for a sustainable trajectory of domestic growth.
The Fed’s policy stance will depend on the evolution of global financial conditions. In our opinion the Fed will likely continue on the slow path to policy normalization with the target Federal Funds rate serving as the primary metric. We expect the next tightening to occur late in December followed by three additional steps in the following calendar year. We do not expect any changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or reverse repo facility. We believe that money market yields are likely to increase steadily in the coming year as short-term markets continue to incorporate future expectations for the path of monetary policy. We also do not expect the Fed to alter the prescribed path of balance sheet reduction as detailed earlier in the year. We believe that the portfolio will continue to benefit from policy tightening and that the transparency of the FOMC will provide us with

Harbor Money Market Fund
Manager’s Commentary—Continued

TOP ISSUERS (% of net assets)
U.S. Treasury	41.0%
Federal Home Loan Bank	32.4%
Federal National Mortgage Association	19.0%
Federal Home Loan Mortgage Corp.	7.3%
the opportunity to tactically adjust the Fund’s duration profile as short-term interest rates rise.

This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—October 31, 2017 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015
Cusip	411511405
Ticker	HARXX
Inception Date	12/29/1987
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$169,637

ADMINISTRATIVE CLASS

Fund #	2215
Cusip	411511660
Ticker	HRMXX
Inception Date	11/01/2002
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$1,545

Portfolio Statistics
	Portfolio	Benchmark
Yield to Maturity	0.97%	1.02%
Weighted Average Maturity	0.09 years	0.16 years
Weighted Average Duration	0.09 years	0.16 years
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2007 through 10/31/2017

TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.73%	0.25%	0.50%	12/29/1987	$10,514
Administrative Class	0.73	0.25	0.47	11/01/2002	10,479
Comparative Index
ICE BofAML U.S. 3-Month Treasury Bill	0.72%	0.24%	0.45%	—	$10,458

Current 7-day subsidized[b] SEC yield for period ended 10/31/2017:	Institutional Class: 1.03%	Administrative Class: 1.03%
Current 7-day unsubsidized[c] SEC yield for period ended 10/31/2017:	Institutional Class: 0.67%	Administrative Class: 0.42%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflects a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018, as well as a voluntary fee waiver that may be discontinued at any time
b	Reflects reimbursement or waivers currently in effect
c	Does not reflect reimbursements or waivers currently in effect

Harbor Money Market Fund
Portfolio of Investments—October 31, 2017

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash of 0.2%)
GOVERNMENT AGENCY DEBT—58.7%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$6,050	1.010%—11/14/2017	$ 6,048
20,258	1.015%—11/08/2017-11/27/2017	20,247
3,000	1.020%—11/09/2017	2,999
6,000	1.023%—11/29/2017	5,995
15,000	1.024%—11/20/2017-12/01/2017	14,990
5,300	1.080%—01/05/2018	5,290
		55,569
	Federal Home Loan Mortgage Corp. Discount Notes
8,000	0.995%—11/22/2017	7,995
4,400	0.997%—11/02/2017	4,400
		12,395
	Federal National Mortgage Association Discount Notes
5,816	0.846%—11/22/2017	5,813
7,150	0.980%—11/15/2017	7,147
6,000	0.995%—11/27/2017	5,996
7,000	1.000%—12/04/2017	6,993
1,600	1.050%—01/05/2018	1,597
5,000	1.060%—01/08/2018	4,990
		32,536
TOTAL GOVERNMENT AGENCY DEBT
(Cost $100,500)		100,500

TREASURY DEBT—41.0%†
Principal Amount		Value
	U.S. Treasury Bills
$10,750	0.968%—12/07/2017	$ 10,739
13,000	0.972%—11/30/2017	12,990
5,700	0.983%—11/16/2017	5,698
12,000	0.997%—11/24/2017	11,992
10,000	1.029%—01/11/2018	9,980
9,975	1.035%—01/04/2018	9,957
8,950	1.061%—01/18/2018	8,929
TOTAL TREASURY DEBT
(Cost $70,285)		70,285

REPURCHASE AGREEMENTS—0.1%
(Cost $134)
Principal Amount
$134	Repurchase Agreement with Fixed Income Clearing Corp. dated October 31, 2017 due November 01, 2017 at 0.001% collateralized by U.S. Treasury Notes (value $142)	134
TOTAL INVESTMENTS—99.8%
(Cost $170,919)		170,919
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		263
TOTAL NET ASSETS—100.0%		$171,182

FAIR VALUE MEASUREMENTS
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$110,746	$1,394,886	$3,372,572	$148,181	$170,919
Investments, at value	$113,563	$1,425,549	$3,258,784	$147,502	$170,785
Repurchase agreements	1,368	10,568	123,889	109	134
Cash-restricted	—	—	367	681	—
Cash	—	94	271	1	1
Foreign currency, at value (cost: $0, $0, $3,341, $232 and $0)	—	—	3,330	230	—
Receivables for:
Investments sold	921	22,744	591,724	19,367	—
Foreign currency spot contracts	—	—	77	—	—
Capital shares sold	5	2,373	1,024	68	383
Interest	470	22,392	10,437	562	—
Unrealized appreciation on open forward currency contracts	—	—	18,970	251	—
Unrealized appreciation on OTC swap agreements	—	—	463	44	—
Variation margin on options and futures contracts	—	—	6,180	15	—
Variation margin on centrally cleared swap agreements	—	—	81	3	—
Purchased options not settled through variation margin, at value (premiums paid: $0, $0, $2,951, $96 and $0)	—	—	759	64	—
Options sold	—	—	163	23	—
Prepaid registration fees	9	38	25	25	20
Other assets	17	118	519	38	38
Total Assets	116,353	1,483,876	4,017,063	168,983	171,361
LIABILITIES
Payables for:
Due to broker	—	—	10,633	—	—
Investments purchased	1,749	8,239	1,513,226	24,273	—
Foreign currency spot contracts	—	—	1,240	—	—
Capital shares reacquired	26	604	4,214	344	100
Interest on investments sold short	—	—	—	1	—
Investments sold short, at value (proceeds: $0, $0, $24,198, $4,110 and $0)	—	—	24,139	4,107	—
Written options not settled through variation margin, at value (premiums received: $0, $0, $4,470, $178 and $0)	—	—	601	30	—
Swap premiums received	—	—	446	39	—
Unrealized depreciation on OTC swap agreements	—	—	—	113	—
Sale-buyback financing transactions	—	—	255,030	38,480	—
Variation margin on options and futures contracts	—	—	6,339	1	—
Unrealized depreciation on open forward currency contracts	—	—	9,651	82	—
Accrued expenses:
Management fees	72	705	844	41	26
12b-1 fees	1	10	7	—	1
Transfer agent fees	8	103	149	7	12
Trustees' fees and expenses	2	14	17	1	1
Other	109	507	761	74	39
Total Liabilities	1,967	10,182	1,827,297	67,593	179
NET ASSETS	$114,386	$1,473,694	$2,189,766	$101,390	$171,182
Net Assets Consist of:
Paid-in capital	$101,198	$1,500,280	$2,217,667	$131,644	$171,148
Accumulated undistributed net investment income/(loss)	(147)	8,810	18,676	1,144	34
Accumulated net realized gain/(loss)	9,150	(76,626)	(64,746)	(31,527)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	4,185	41,230	8,981	(571)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	9,188	700	—
	$114,386	$1,473,694	$2,189,766	$101,390	$171,182

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$87,391	$1,387,213	$2,159,390	$99,929	$169,637
Shares of beneficial interest[1]	7,754	135,806	184,942	10,612	169,637
Net asset value per share[2]	$ 11.27	$ 10.21	$ 11.68	$ 9.42	$ 1.00
Administrative Class
Net assets	$ 395	$ 1,753	$ 30,376	$ 1,461	$ 1,545
Shares of beneficial interest[1]	35	171	2,599	155	1,545
Net asset value per share[2]	$ 11.26	$ 10.25	$ 11.69	$ 9.42	$ 1.00
Investor Class
Net assets	$ 2,015	$ 42,753	N/A	N/A	N/A
Shares of beneficial interest[1]	179	4,175	N/A	N/A	N/A
Net asset value per share[2]	$ 11.25	$ 10.24	N/A	N/A	N/A
Retirement Class
Net assets	$24,585	$ 41,975	N/A	N/A	N/A
Shares of beneficial interest[1]	2,182	4,106	N/A	N/A	N/A
Net asset value per share[2]	$ 11.27	$ 10.22	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Year Ended October 31, 2017

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 6,153	$102,448	$ 84,068	$ 3,460	$1,089
Consent fee income	3	263	—	—	—
Foreign taxes withheld	—	—	(50)	—	—
Total Investment Income	6,156	102,711	84,018	3,460	1,089
Operating Expenses
Management fees	2,064	10,101	10,930	504	304
12b-1 fees:
Administrative Class	1	10	83	5	4
Investor Class	6	174	N/A	N/A	N/A
Shareholder communications	47	262	252	21	6
Custodian fees	35	85	295	73	23
Transfer agent fees:
Institutional Class	260	1,372	1,944	90	131
Administrative Class	1	4	29	1	1
Investor Class	5	143	N/A	N/A	N/A
Retirement Class	1	3	N/A	N/A	N/A
Professional fees	12	51	69	3	7
Trustees' fees and expenses	11	53	69	3	4
Registration fees	62	73	62	32	42
Miscellaneous	14	28	31	7	8
Expenses before interest expense	2,519	12,359	13,764	739	530
Interest expense	—	—	697	346	—
Total expenses	2,519	12,359	14,461	1,085	530
Management fees waived	(91)	(674)	(638)	—	(304)
Transfer agent fees waived	(28)	(152)	(209)	(9)	(14)
Other expenses reimbursed	—	—	(1,221)	(158)	(212)
Net expenses	2,400	11,533	12,393	918	—
Net Investment Income/(Loss)	3,756	91,178	71,625	2,542	1,089
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	26,914	31,901	(11,827)	(187)	—
Foreign currency transactions	—	—	3,406	810	—
Investments sold short	—	—	389	2	—
Swap agreements	—	—	(1,498)	(484)	—
Futures contracts	—	—	(9,040)	(213)	—
Purchased options	—	—	(1,600)	(29)	—
Written options	—	—	6,308	82	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,408)	8,088	(52,106)	(3,170)	—
Forwards currency contracts	—	—	4,351	(147)	—
Investments sold short	—	—	69	4	—
Swap agreements	—	—	50,162	1,392	—
Futures contracts	—	—	3	117	—
Purchased options	—	—	521	165	—
Written options	—	—	(843)	(91)	—
Translations of assets and liabilities in foreign currencies	—	—	(1,221)	(14)	—
Net gain/(loss) on investment transactions	23,506	39,989	(12,926)	(1,763)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$27,262	$131,167	$ 58,699	$ 779	$1,089
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 3,756	$ 4,152	$ 91,178	$ 94,071
Net realized gain/(loss) on investments	26,914	(9,260)	31,901	(85,774)
Change in net unrealized appreciation/(depreciation) of investments	(3,408)	13,769	8,088	104,959
Net increase/(decrease) in assets resulting from operations	27,262	8,661	131,167	113,256
Distributions to Shareholders
Net investment income:
Institutional Class	(5,060)	(7,671)	(88,164)	(87,833)
Administrative Class	(5)	(7)	(210)	(223)
Investor Class	(30)	(32)	(3,528)	(4,226)
Retirement Class	(173)	(9)	(1,550)	(42)
Net realized gain on investments:
Institutional Class	—	(6,871)	—	—
Administrative Class	—	(7)	—	—
Investor Class	—	(34)	—	—
Retirement Class	—	—	—	—
Total distributions to shareholders	(5,268)	(14,631)	(93,452)	(92,324)
Net Increase/(Decrease) Derived from Capital Share Transactions	(333,925)	56,629	(475,537)	328,505
Net increase/(decrease) in net assets	(311,931)	50,659	(437,822)	349,437
Net Assets
Beginning of period	426,317	375,658	1,911,516	1,562,079
End of period*	$ 114,386	$426,317	$1,473,694	$1,911,516
* Includes accumulated undistributed net investment income/(loss) of:	$ (147)	$ (1,178)	$ 8,810	$ 11,084
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$ 71,625	$ 85,711	$ 2,542	$ 1,918	$ 1,089	$ 443
(13,862)	24,402	(19)	(6,353)	—	—
936	12,245	(1,744)	10,477	—	—
58,699	122,358	779	6,042	1,089	443

(66,863)	(111,734)	(1,578)	(2,275)	(1,099)	(476)
(931)	(1,912)	(16)	(55)	(11)	(5)
—	—	—	—	—	—
—	—	—	—	—	—

(33,573)	(22,480)	—	—	—	—
(538)	(439)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(101,905)	(136,565)	(1,594)	(2,330)	(1,110)	(481)
(243,730)	(441,670)	(9,177)	(25,971)	31,950	(39,217)
(286,936)	(455,877)	(9,992)	(22,259)	31,929	(39,255)

2,476,702	2,932,579	111,382	133,641	139,253	178,508
$2,189,766	$2,476,702	$101,390	$111,382	$171,182	$139,253
$ 18,676	$ 16,767	$ 1,144	$ (522)	$ 34	$ 55

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 118,396	$ 177,327	$ 298,904	$ 901,011
Net proceeds from redemption fees	5	2	32	27
Reinvested distributions	1,599	3,868	46,533	46,534
Cost of shares reacquired	(475,619)	(126,893)	(811,755)	(611,877)
Net increase/(decrease) in net assets	$(355,619)	$ 54,304	$(466,286)	$ 335,695
Administrative Class
Net proceeds from sale of shares	$ 50	$ 6	$ 817	$ 628
Reinvested distributions	5	14	203	223
Cost of shares reacquired	(81)	—	(3,992)	(542)
Net increase/(decrease) in net assets	$ (26)	$ 20	$ (2,972)	$ 309
Investor Class
Net proceeds from sale of shares	$ 2,678	$ 693	$ 22,940	$ 42,066
Net proceeds from redemption fees	—	—	1	2
Reinvested distributions	30	66	3,502	4,191
Cost of shares reacquired	(2,902)	(586)	(72,679)	(55,542)
Net increase/(decrease) in net assets	$ (194)	$ 173	$ (46,236)	$ (9,283)
Retirement Class
Net proceeds from sale of shares	$ 22,088	$ 2,206	$ 42,380	$ 1,826
Net proceeds from redemption fees	1	—	1	—
Reinvested distributions	173	9	1,501	42
Cost of shares reacquired	(348)	(83)	(3,925)	(84)
Net increase/(decrease) in net assets	$ 21,914	$ 2,132	$ 39,957	$ 1,784
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$ 297,400	$ 301,167	$ 13,033	$ 11,200	$ 632,718	$ 579,783
—	—	—	—	—	—
96,574	129,049	1,531	2,204	1,095	474
(630,922)	(852,459)	(22,733)	(38,609)	(601,142)	(620,014)
$(236,948)	$(422,243)	$ (8,169)	$(25,205)	$ 32,671	$ (39,757)

$ 7,619	$ 6,631	$ 172	$ 419	$ 2,553	$ 2,643
1,464	2,345	16	55	11	5
(15,865)	(28,403)	(1,196)	(1,240)	(3,285)	(2,108)
$ (6,782)	$ (19,427)	$ (1,008)	$ (766)	$ (721)	$ 540

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
SHARES
Institutional Class
Shares sold	10,860	17,034	29,512	94,211
Shares issued due to reinvestment of distributions	148	383	4,624	4,844
Shares reacquired	(43,282)	(12,521)	(80,242)	(63,167)
Net increase/(decrease) in shares outstanding	(32,274)	4,896	(46,106)	35,888
Beginning of period	40,028	35,132	181,912	146,024
End of period	7,754	40,028	135,806	181,912
Administrative Class
Shares sold	5	1	80	65
Shares issued due to reinvestment of distributions	—	1	20	23
Shares reacquired	(7)	—	(392)	(56)
Net increase/(decrease) in shares outstanding	(2)	2	(292)	32
Beginning of period	37	35	463	431
End of period	35	37	171	463
Investor Class
Shares sold	244	68	2,260	4,293
Shares issued due to reinvestment of distributions	3	7	348	437
Shares reacquired	(262)	(56)	(7,139)	(5,704)
Net increase/(decrease) in shares outstanding	(15)	19	(4,531)	(974)
Beginning of period	194	175	8,706	9,680
End of period	179	194	4,175	8,706
Retirement Class
Shares sold	1,988	217	4,160	187
Shares issued due to reinvestment of distributions	16	1	149	4
Shares reacquired	(32)	(8)	(386)	(8)
Net increase/(decrease) in shares outstanding	1,972	210	3,923	183
Beginning of period	210	—	183	—
End of period	2,182	210	4,106	183
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

25,632	25,652	1,389	1,205	632,718	579,725
8,483	11,133	164	249	1,095	474
(54,503)	(72,530)	(2,424)	(4,225)	(601,142)	(620,014)
(20,388)	(35,745)	(871)	(2,771)	32,671	(39,815)
205,330	241,075	11,483	14,254	136,966	176,781
184,942	205,330	10,612	11,483	169,637	136,966

659	563	18	45	2,553	2,642
129	203	2	6	11	5
(1,376)	(2,429)	(128)	(135)	(3,285)	(2,108)
(588)	(1,663)	(108)	(84)	(721)	539
3,187	4,850	263	347	2,266	1,727
2,599	3,187	155	263	1,545	2,266

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Year Ended October 31, 2017

(All amounts in thousands)
Harbor Real Return Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 779
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,001,300)
Proceeds from sales of long-term securities	992,364
Proceeds from short-term portfolio investments, net	5,466
Increase in receivable for investments sold	(5,007)
Decrease in foreign spot contracts receivable	7
Decrease in interest receivable	57
Decrease in variation margin on options and futures contracts	4
Decrease in variation margin on swap agreements	33
Decrease in options sold	3
Increase in prepaid registration fees	(2)
Increase in other assets	(30)
Increase in payable for investments purchased	7,694
Increase in interest on investments sold short	1
Increase in investments sold short	4,110
Decrease in premiums from written options not settled through variation margin	(248)
Increase in swap premiums received	4
Increase in variation margin on options and futures contracts	1
Decrease in management fees payable	(4)
Increase in other liabilities	20
Net change in unrealized appreciation/(depreciation) on investments	3,166
Net change in unrealized appreciation/(depreciation) on forwards	147
Net change in unrealized appreciation/(depreciation) on OTC swaps	(827)
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(153)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	89
Net realized loss on investments	185
Net realized loss on purchased options	29
Net amortization and earned inflation component ..	635
Net cash provided by operating activities	7,223
Cash flows from financing activities:
Proceeds from shares sold	13,159
Payment on shares redeemed	(23,662)
Cash dividends paid	(47)
Increase in sale-buyback financing transactions	2,906
Decrease in due to broker	(26)
Decrease in cash-restricted	412
Net cash used for financing activities	(7,258)
Net decrease in cash and foreign currency	(35)
Cash and foreign currency:
Beginning of period	$ 266
End of period	231
Reinvestment of dividends	$ 1,547
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 346
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 10.53	$ 10.63	$ 11.20	$ 10.95	$ 10.01
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.12 [e]	0.15 [e]	0.19	0.20
Net realized and unrealized gains/(losses) on investments	0.78	0.19	(0.08)	0.38	0.96
Total from investment operations	0.91	0.31	0.07	0.57	1.16
Less Distributions
Dividends from net investment income	(0.17)	(0.22)	(0.22)	(0.21)	(0.22)
Distributions from net realized capital gains[1]	—	(0.19)	(0.42)	(0.11)	—
Total distributions	(0.17)	(0.41)	(0.64)	(0.32)	(0.22)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	11.27	10.53	10.63	11.20	10.95
Net assets end of period (000s)	$87,391	$421,671	$373,421	$353,370	$267,251
Ratios and Supplemental Data (%)
Total return[b]	8.74%	3.12%	0.72%	5.23%	11.80%
Ratio of total expenses to average net assets[2]	0.79	0.77	0.75	0.74	0.79
Ratio of net expenses to average net assets[a]	0.76	0.76	0.75	0.74	0.79
Ratio of net investment income to average net assets[a]	1.18	1.15	1.37	1.58	1.82
Portfolio turnover	102	102	81	54	45

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 10.52	$ 10.61	$ 11.18	$ 10.94	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.08 [e]	0.11 [e]	0.11	0.16
Net realized and unrealized gains/(losses) on investments	0.77	0.20	(0.08)	0.40	0.97
Total from investment operations	0.86	0.28	0.03	0.51	1.13
Less Distributions
Dividends from net investment income	(0.13)	(0.18)	(0.18)	(0.16)	(0.19)
Distributions from net realized capital gains[1]	—	(0.19)	(0.42)	(0.11)	—
Total distributions	(0.13)	(0.37)	(0.60)	(0.27)	(0.19)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	11.25	10.52	10.61	11.18	10.94
Net assets end of period (000s)	$ 2,015	$ 2,039	$ 1,861	$ 1,941	$ 2,452
Ratios and Supplemental Data (%)
Total return[b]	8.26%	2.85%	0.35%	4.76%	11.41%
Ratio of total expenses to average net assets[2]	1.16	1.14	1.12	1.11	1.16
Ratio of net expenses to average net assets[a]	1.12	1.13	1.12	1.11	1.16
Ratio of net investment income to average net assets[a]	0.81	0.77	1.00	1.24	1.49
Portfolio turnover	102	102	81	54	45
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2017	2016	2015	2014	2013
$10.53	$10.62	$11.19	$10.94	$10.00

0.10 [e]	0.09 [e]	0.12 [e]	0.13	0.16
0.77	0.20	(0.08)	0.41	0.98
0.87	0.29	0.04	0.54	1.14

(0.14)	(0.19)	(0.19)	(0.18)	(0.20)
—	(0.19)	(0.42)	(0.11)	—
(0.14)	(0.38)	(0.61)	(0.29)	(0.20)
— *	— *	— *	— *	— *
11.26	10.53	10.62	11.19	10.94
$ 395	$ 392	$ 376	$ 306	$ 427

8.37%	2.96%	0.47%	4.97%	11.55%
1.04	1.02	1.00	0.99	1.04
1.00	1.01	1.00	0.99	1.04
0.93	0.90	1.11	1.35	1.61
102	102	81	54	45

Retirement Class
2017	2016 [f]
$ 10.53	$ 9.78

0.14 [e]	0.08 [e]
0.78	0.75
0.92	0.83

(0.18)	(0.08)
—	—
(0.18)	(0.08)
— *	—
11.27	10.53
$24,585	$2,215

8.81%	8.51% [c]
0.72	0.73 [d]
0.67	0.71 [d]
1.24	1.13 [d]
102	102

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 9.99	$ 10.00	$ 10.85	$ 11.19	$ 11.15
Income from Investment Operations
Net investment income/(loss)[a]	0.55 [e]	0.53 [e]	0.57 [e]	0.60	0.64
Net realized and unrealized gains/(losses) on investments	0.24	(0.02)	(0.66)	(0.05)	0.06
Total from investment operations	0.79	0.51	(0.09)	0.55	0.70
Less Distributions
Dividends from net investment income	(0.57)	(0.52)	(0.54)	(0.62)	(0.64)
Distributions from net realized capital gains[1]	—	—	(0.22)	(0.27)	(0.02)
Total distributions	(0.57)	(0.52)	(0.76)	(0.89)	(0.66)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	10.21	9.99	10.00	10.85	11.19
Net assets end of period (000s)	$1,387,213	$1,817,902	$1,460,808	$1,707,788	$1,880,044
Ratios and Supplemental Data (%)
Total return[b]	8.16%	5.46%	(0.79)%	5.10%	6.55%
Ratio of total expenses to average net assets[2]	0.72	0.70	0.69	0.68	0.68
Ratio of net expenses to average net assets[a]	0.67	0.66	0.65	0.64	0.64
Ratio of net investment income to average net assets[a]	5.43	5.43	5.51	5.43	5.56
Portfolio turnover	56	58	49	48	57

	Investor Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 10.01	$ 10.02	$ 10.87	$ 11.21	$ 11.16
Income from Investment Operations
Net investment income/(loss)[a]	0.52 [e]	0.49 [e]	0.53 [e]	0.59	0.66
Net realized and unrealized gains/(losses) on investments	0.24	(0.02)	(0.66)	(0.08)	0.01
Total from investment operations	0.76	0.47	(0.13)	0.51	0.67
Less Distributions
Dividends from net investment income	(0.53)	(0.48)	(0.50)	(0.58)	(0.60)
Distributions from net realized capital gains[1]	—	—	(0.22)	(0.27)	(0.02)
Total distributions	(0.53)	(0.48)	(0.72)	(0.85)	(0.62)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	10.24	10.01	10.02	10.87	11.21
Net assets end of period (000s)	$ 42,753	$ 87,155	$ 96,957	$ 100,194	$ 114,564
Ratios and Supplemental Data (%)
Total return[b]	7.79%	5.02%	(1.15)%	4.70%	6.22%
Ratio of total expenses to average net assets[2]	1.09	1.07	1.06	1.05	1.05
Ratio of net expenses to average net assets[a]	1.04	1.03	1.02	1.01	1.01
Ratio of net investment income to average net assets[a]	5.08	5.09	5.14	5.06	5.19
Portfolio turnover	56	58	49	48	57
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2017	2016	2015	2014	2013
$10.01	$10.02	$10.87	$11.21	$11.16

0.53 [e]	0.51 [e]	0.55 [e]	0.60	0.70
0.25	(0.02)	(0.67)	(0.08)	(0.02)
0.78	0.49	(0.12)	0.52	0.68

(0.54)	(0.50)	(0.51)	(0.59)	(0.61)
—	—	(0.22)	(0.27)	(0.02)
(0.54)	(0.50)	(0.73)	(0.86)	(0.63)
— *	— *	— *	— *	— *
10.25	10.01	10.02	10.87	11.21
$1,753	$4,631	$4,314	$4,773	$5,519

7.98%	5.18%	(1.03)%	4.82%	6.33%
0.97	0.95	0.94	0.93	0.93
0.92	0.91	0.90	0.89	0.89
5.20	5.20	5.26	5.18	5.32
56	58	49	48	57

Retirement Class
2017	2016 [f]
$ 10.00	$ 9.40

0.55 [e]	0.36 [e]
0.25	0.61
0.80	0.97

(0.58)	(0.37)
—	—
(0.58)	(0.37)
— *	— *
10.22	10.00
$41,975	$1,828

8.23%	10.49% [c]
0.65	0.66 [d]
0.61	0.61 [d]
5.44	5.38 [d]
56	58

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 11.88	$ 11.92	$ 12.28	$ 12.22	$ 13.03
Income from Investment Operations
Net investment income/(loss)[a]	0.36 [e]	0.37 [e]	0.34 [e]	0.25	0.30
Net realized and unrealized gains/(losses) on investments	(0.04)	0.16	(0.18)	0.16	(0.30)
Total from investment operations	0.32	0.53	0.16	0.41	— *
Less Distributions
Dividends from net investment income	(0.35)	(0.48)	(0.41)	(0.35)	(0.30)
Distributions from net realized capital gains[1]	(0.17)	(0.09)	(0.11)	—	(0.51)
Total distributions	(0.52)	(0.57)	(0.52)	(0.35)	(0.81)
Net asset value end of period	11.68	11.88	11.92	12.28	12.22
Net assets end of period (000s)	$2,159,390	$2,438,815	$2,874,705	$4,125,889	$6,626,361
Ratios and Supplemental Data (%)
Total return[b]	2.82%	4.70%	1.32%	3.40%	(0.05)%
Ratio of total expenses to average net assets[2]	0.63	0.60	0.58	0.56	0.56
Ratio of net expenses to average net assets[a]	0.54	0.53	0.52	0.54	0.53
Ratio of net expenses excluding interest expense to average net assets[a]	0.51	0.51	0.52	0.54	0.53
Ratio of net investment income to average net assets[a]	3.15	3.16	2.80	1.90	2.36
Portfolio turnover	654	592	586	439	446

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 9.48	$ 9.15	$ 10.18	$ 10.41	$ 11.54
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [e]	0.15 [e]	0.10 [e]	0.40	0.10
Net realized and unrealized gains/(losses) on investments	(0.14)	0.35	(0.43)	(0.20)	(0.84)
Total from investment operations	0.09	0.50	(0.33)	0.20	(0.74)
Less Distributions
Dividends from net investment income	(0.15)	(0.17)	(0.70)	(0.03)	(0.18)
Distributions from net realized capital gains[1]	—	—	—	(0.40)	(0.21)
Total distributions	(0.15)	(0.17)	(0.70)	(0.43)	(0.39)
Net asset value end of period	9.42	9.48	9.15	10.18	10.41
Net assets end of period (000s)	$ 99,929	$ 108,890	$ 130,467	$ 169,969	$ 404,689
Ratios and Supplemental Data (%)
Total return[b]	0.92%	5.55%	(3.32)%	2.07%	(6.67)%
Ratio of total expenses to average net assets[2]	1.03	0.87	0.77	0.63	0.61
Ratio of net expenses to average net assets[a]	0.87	0.73	0.68	0.62	0.61
Ratio of net expenses excluding interest expense to average net assets[a]	0.54	0.55	0.58	0.60	0.59
Ratio of net investment income to average net assets[a]	2.42	1.63	1.06	1.91	0.92
Portfolio turnover	758	611	531	427	285
See page 82 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2017	2016	2015	2014	2013
$ 11.89	$ 11.93	$ 12.28	$ 12.23	$ 13.03

0.34 [e]	0.34 [e]	0.30 [e]	0.22	0.27
(0.05)	0.16	(0.16)	0.15	(0.29)
0.29	0.50	0.14	0.37	(0.02)

(0.32)	(0.45)	(0.38)	(0.32)	(0.27)
(0.17)	(0.09)	(0.11)	—	(0.51)
(0.49)	(0.54)	(0.49)	(0.32)	(0.78)
11.69	11.89	11.93	12.28	12.23
$30,376	$37,887	$57,874	$102,591	$138,575

2.56%	4.42%	1.13%	3.05%	(0.23)%
0.88	0.85	0.83	0.81	0.81
0.79	0.78	0.77	0.79	0.78
0.76	0.76	0.77	0.79	0.78
2.90	2.89	2.47	1.66	2.11
654	592	586	439	446

Administrative Class
2017	2016	2015	2014	2013
$ 9.46	$ 9.15	$ 10.17	$ 10.41	$ 11.55

0.21 [e]	0.13 [e]	0.08 [e]	0.21	0.06
(0.15)	0.34	(0.42)	(0.03)	(0.84)
0.06	0.47	(0.34)	0.18	(0.78)

(0.10)	(0.16)	(0.68)	(0.02)	(0.15)
—	—	—	(0.40)	(0.21)
(0.10)	(0.16)	(0.68)	(0.42)	(0.36)
9.42	9.46	9.15	10.17	10.41
$ 1,461	$ 2,492	$ 3,174	$ 3,481	$ 3,542

0.62%	5.26%	(3.47)%	1.81%	(6.94)%
1.26	1.12	1.02	0.88	0.86
1.10	0.98	0.93	0.87	0.86
0.77	0.80	0.83	0.85	0.84
2.19	1.38	0.90	2.08	0.69
758	611	531	427	285

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	— *,e	— *,e	— *	— *
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	0.01	— *	— *	— *	— *
Less Distributions
Dividends from net investment income	(0.01)	— *	— *	— *	— *
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.01)	— *	— *	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$169,637	$136,986	$176,781	$157,801	$137,042
Ratios and Supplemental Data (%)
Total return[b]	0.73%	0.30%	0.08%	0.06%	0.09%
Ratio of total expenses to average net assets[2]	0.35	0.36	0.32	0.30	0.31
Ratio of net expenses to average net assets[a]	—	—	—	—	—
Ratio of net investment income to average net assets[a]	0.72	0.27	0.08	0.06	0.09

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period
f	For the period March 1, 2016 (inception) through October 31, 2016
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2017	2016	2015	2014	2013
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$1.00

0.01 [e]	— *,e	— *,e	— *	— *
—	—	—	—	—
0.01	— *	— *	— *	— *

(0.01)	— *	— *	— *	— *
—	—	—	—	—
(0.01)	— *	— *	— *	— *
1.00	1.00	1.00	1.00	1.00
$1,545	$2,267	$1,727	$2,177	$ 376

0.73%	0.30%	0.08%	0.06%	0.09%
0.60	0.61	0.57	0.55	0.56
—	—	—	—	—
0.70	0.28	0.07	0.06	0.09

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of October 31, 2017, Harbor High-Yield Bond Fund had $8,040,000 in unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the year, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Commitments and When-Issued Securities
During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2017 was $76,698,000 at a weighted average interest rate of 0.898% for the Harbor Bond Fund and $33,504,000 at a weighted average interest rate of 1.033% for the Harbor Real Return Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found at the end of each Fund’s Portfolio of Investments schedule.
Short Sales
During the year, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their respective exposure to the bond markets and to fluctuations in interest rates and currency values. Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their respective exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2017 for Harbor Bond Fund and Harbor Real Return Fund was $3,600,000 and $1,000,000, respectively.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, Harbor Bond Fund and Harbor Real Return Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities. When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate,

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their respective exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2017, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
Investment Company Reporting Modernization
The Funds have adopted the Amendments to Regulation S-X as detailed in the SEC final rule on Investment Company Reporting Modernization (the “Rule”) which requires standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The derivative schedules included in a Fund’s Portfolio of Investments have been prepared to incorporate the new columns required by the Rule which became effective as of August 1, 2017. The adoption of the Rule had no impact on any Fund’s net assets or results of operations.
New Accounting Pronouncements
In November 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2016-18, Restricted Cash, which amends the Accounting Standards Codification (“ASC”) 230, Statement of Cash Flows, to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2017 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$ —	$ 310,706	$ —	$ 631,945
Harbor High-Yield Bond Fund	—	905,788	—	1,364,632
Harbor Bond Fund	18,624,538	1,157,921	19,159,003	966,823
Harbor Real Return Fund	981,307	19,993	965,634	26,730

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65% [a]	0.62%
Harbor High-Yield Bond Fund	0.60 [b]	0.56%
Harbor Bond Fund	0.48 [c]	0.45%
Harbor Real Return Fund	0.48	0.48%
Harbor Money Market Fund	0.20 [d]	0.18%

a	Effective March 1, 2017, the Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2018.
b	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2018.
c	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2018.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the period, the following expense limitation agreements were in effect:
•	Harbor Bond Fund. For the period November 1, 2016 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Real Return Fund. For the period November 1, 2016 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018.
•	Harbor Money Market Fund. For the period November 1, 2016 through October 31, 2017, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2018. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2017 to 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares

a	For the period November 1, 2016 through February 28, 2017, the Transfer Agent Fees were 0.08% for the Institutional and Administrative Class shares, 0.20% for the Investor Class shares, and 0.03% for the Retirement Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	—	29,976	29,775	135,145	194,896	1.9%
Harbor High-Yield Bond Fund	—	—	—	64,190	64,190	0.0
Harbor Bond Fund	43,100	—	N/A	N/A	43,100	0.0
Harbor Real Return Fund	15,912	—	N/A	N/A	15,912	0.1
Harbor Money Market Fund	94,959,450	25,440	N/A	N/A	94,984,890	55.5
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $128,000 for the year ended October 31, 2017.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Accrued Expenses” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2017 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 6
Harbor High-Yield Bond Fund	34
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, swap agreement transactions, paydown reclasses, use of equalization, tax treatment of contingent payment debt instruments, and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Convertible Securities Fund	$ 2,543	$(8,572)	$6,029
Harbor High-Yield Bond Fund	—	—	—
Harbor Bond Fund	(1,922)	1,922	—
Harbor Real Return Fund	718	(716)	(2)
Harbor Money Market Fund	—	—	—
The tax composition of each Fund’s distributions is as follows:

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	As of October 31, 2017			As of October 31, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Convertible Securities Fund	$ 5,268	$—	$ 5,268	$ 7,719	$6,912	$ 14,631
Harbor High-Yield Bond Fund	93,452	—	93,452	92,324	—	92,324
Harbor Bond Fund	101,905	—	101,905	136,565	—	136,565
Harbor Real Return Fund	1,594	—	1,594	2,330	—	2,330
Harbor Money Market Fund	1,110	—	1,110	481	—	481
As of October 31, 2017, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Convertible Securities Fund	$ 9,918	$—	$ 3,287
Harbor High-Yield Bond Fund	8,897	—	40,965
Harbor Bond Fund	26,001	—	(4,817)
Harbor Real Return Fund	1,507	—	(2,968)
Harbor Money Market Fund	42	—	—
At October 31, 2017, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor High-Yield Bond Fund	$ 4,340	$72,024	$76,364
Harbor Bond Fund	19,914	29,089	49,003
Harbor Real Return Fund	4,683	24,096	28,779
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund	$ 111,644	$ 4,904	$ (1,617)	$ 3,287
Harbor High-Yield Bond Fund*	1,395,152	55,203	(14,238)	40,965
Harbor Bond Fund*	3,403,301	60,649	(65,466)	(4,817)
Harbor Real Return Fund*	151,117	2,086	(5,054)	(2,968)
Harbor Money Market Fund	170,919	—	—	—

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2017, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2017, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$18,970	$ —	$18,970
Unrealized appreciation on OTC swap agreements[b]	—	—	463	463
Variation margin on centrally cleared swap agreements[a,b]	3,657	—	528	4,185
Variation margin on options and futures contracts (futures)[a]	4,079	—	—	4,079
Variation margin on options and futures contracts (options)[a]	10	—	—	10
Purchased options, at value	759	—	—	759
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (9,651)	$ —	$ (9,651)
Variation margin on centrally cleared swap agreements[a,b]	(990)	—	(10)	(1,000)
Variation margin on options and futures contracts (futures)[a]	(9,533)	—	—	(9,533)
Written options, at value	(344)	(257)	—	(601)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$251	$ —	$ 251
Unrealized appreciation on OTC swap agreements[b]	—	—	44	44
Variation margin on centrally cleared swap agreements[a,b]	440	—	—	440
Variation margin on options and futures contracts (futures)[a]	202	—	—	202
Variation margin on options and futures contracts (options)[a]	3	—	—	3
Purchased options, at value	64	—	—	64
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (82)	$ —	$ (82)
Unrealized depreciation on OTC swap agreements[b]	(113)	—	—	(113)
Variation margin on centrally cleared swap agreements[a,b]	(105)	—	(31)	(136)
Variation margin on options and futures contracts (futures)[a]	(21)	—	—	(21)
Variation margin on options and futures contracts (options)[a]	(2)	—	—	(2)
Written options, at value	(30)	—	—	(30)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $446,000 and $39,000 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2017, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$4,630	$ —	$ 4,630
Futures contracts	(9,040)	—	—	(9,040)
Purchased options	(1,600)	—	—	(1,600)
Written options	2,621	3,687	—	6,308
Swaps agreements	(3,803)	—	2,305	(1,498)
Net realized gain/(loss) on derivatives	$(11,822)	$8,317	$2,305	$(1,200)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$4,351	$ —	$ 4,351
Futures contracts	3	—	—	3
Purchased options	521	—	—	521
Written options	(769)	(74)	—	(843)
Swaps agreements	50,362	—	(200)	50,162
Change in unrealized appreciation/(depreciation) on derivatives	$50,117	$4,277	$(200)	$54,194
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$751	$ —	$ 751
Futures contracts	(213)	—	—	(213)
Purchased options	(29)	—	—	(29)
Written options	55	27	—	82
Swaps agreements	(401)	—	(83)	(484)
Net realized gain/(loss) on derivatives	$(588)	$778	$(83)	$ 107

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(147)	$—	$ (147)
Futures contracts	117	—	—	117
Purchased options	165	—	—	165
Written options	(75)	(15)	(1)	(91)
Swaps agreements	1,389	—	3	1,392
Change in unrealized appreciation/(depreciation) on derivatives	$1,596	$(162)	$ 2	$1,436
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2017, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2017, each Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2017, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2017, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2017:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master/Global Repurchase Agreement
Barclays Capital Inc.	$ 95,400	$—	$ —	$ —	$ 95,400	$(95,400)	$ —
Fixed Income Clearing Corp.	14,689	—	—	—	14,689	(14,689)	—
BNP Paribas NY	13,800	—	—	—	13,800	(13,800)	—
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	—	—	(95,380)	—	(95,380)	—	(95,380)
Credit Suisse Securities LLC	—	—	—	(24,139)	(24,139)	—	(24,139)
UBS Securities LLC	—	—	(159,650)	—	(159,650)	959	(158,691)
Total Borrowings and Other Financing Transactions	$123,889	$—	$(255,030)	$(24,139)
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master/Global Repurchase Agreement
Fixed Income Clearing Corp.	$109	$—	$ —	$ —	$ 109	$(109)	$ —

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master Securities Forward Transactions Agreements
Barclays Capital Inc.	$ —	$—	$(32,857)	$(1,030)	$(33,887)	$ —	(33,887)
BNP Paribas NY	—	—	(866)	—	(866)	—	(866)
Credit Suisse Securities LLC	—	—	—	(1,798)	(1,798)	—	(1,798)
Goldman Sachs & Co. LLC	—	—	—	(1,028)	(1,028)	—	(1,028)
JP Morgan Chase Bank	—	—	—	(7)	(7)	—	(7)
Merrill Lynch	—	—	—	(44)	(44)	—	(44)
Morgan Stanley Co. Inc.	—	—	—	(200)	(200)	—	(200)
UBS Securities LLC	—	—	(4,757)	—	(4,757)	—	(4,757)
Total Borrowings and Other Financing Transactions	$109	$—	$(38,480)	$(4,107)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2017.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ —	$ —	$ —	$ —	$ (46)	$ —	$—	$ (46)	$ (46)	$ 46	$ —
BNP Paribas SA	3,252	—	135	3,387	(466)	—	—	(466)	2,921	(2,620)	301
Citibank NA	1,301	—	—	1,301	(768)	—	—	(768)	533	(410)	123
Credit Suisse International	3	—	—	3	—	(60)	—	(60)	(57)	57	—
Deutsche Bank AG	476	—	—	476	(22)	(22)	—	(44)	432	(432)	—
Goldman Sachs Bank USA	1,593	281	—	1,874	(2,503)	(309)	—	(2,812)	(938)	591	(347)
Goldman Sachs International	—	—	44	44	—	—	—	—	44	—	44
HSBC Bank USA	85	—	—	85	(189)	—	—	(189)	(104)	—	(104)
HSBC Bank USA NA	—	—	37	37	—	—	—	—	37	—	37
JP Morgan Chase Bank	65	—	—	65	(1,772)	—	—	(1,772)	(1,707)	—	(1,707)
JP Morgan Chase Bank NA	8,707	—	247	8,954	(2,476)	—	—	(2,476)	6,478	(4,340)	2,138
Morgan Stanley Capital Services LLC	—	410	—	410	—	(200)	—	(200)	210	(210)	—
Royal Bank of Scotland plc	—	—	—	—	(48)	—	—	(48)	(48)	—	(48)
Société Générale	2,251	—	—	2,251	(212)	—	—	(212)	2,039	—	2,039
Société Générale Paris	—	—	—	—	—	(1)	—	(1)	(1)	—	(1)
UBS AG	1,237	—	—	1,237	(1,149)	—	—	(1,149)	88	—	88
UBS AG Stamford	—	—	—	—	—	(2)	—	(2)	(2)	—	(2)
Total Over-the-Counter Exposure	$18,970	$691	$463	$20,124	$(9,651)	$(594)	$—	$(10,245)

*	Of the total collateral received and/or pledged listed in the table above, $8,012 cash has been received as collateral.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
BNP Paribas SA	$ —	$—	$—	$ —	$ (3)	$ —	$ —	$ (3)	$ (3)	$—	$ (3)
Citibank NA	52	—	—	52	(29)	—	—	(29)	23	—	23
Credit Suisse International	4	—	13	17	—	(3)	—	(3)	14	—	14
Deutsche Bank AG	—	46	8	54	(3)	(2)	(35)	(40)	14	—	14
Goldman Sachs Bank USA	20	—	—	20	(4)	(5)	—	(9)	11	—	11
Goldman Sachs International	—	—	11	11	—	—	(2)	(2)	9	—	9
HSBC Bank USA NA	—	—	5	5	—	—	—	—	5	—	5
JP Morgan Chase Bank	—	—	—	—	(1)	—	—	(1)	(1)	—	(1)
JP Morgan Chase Bank NA	137	—	7	144	(5)	(8)	—	(13)	131	—	131
Morgan Stanley Capital Services LLC	—	15	—	15	—	(2)	(76)	(78)	(63)	—	(63)
Royal Bank of Scotland plc	—	—	—	—	—	(3)	—	(3)	(3)	—	(3)
Société Générale	2	—	—	2	—	—	—	—	2	—	2
UBS AG	36	—	—	36	(37)	—	—	(37)	(1)	—	(1)
Total Over-the-Counter Exposure	$251	$ 61	$ 44	$356	$(82)	$(23)	$(113)	$(218)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Effective December 1, 2017, Harbor Capital began reducing its voluntary expense waiver for the Harbor Money Market Fund and may further reduce the voluntary waiver throughout 2018.

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (five of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2017, and the related statements of operations and cash flows (Harbor Real Return Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2017, the results of their operations and cash flows (Harbor Real Return Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.90	$1,000	$1,036.60
Hypothetical (5% return)		3.87	1,000	1,021.28
Administrative Class	1.00%
Actual		$5.13	$1,000	$1,035.20
Hypothetical (5% return)		5.09	1,000	1,020.04
Investor Class	1.12%
Actual		$5.75	$1,000	$1,034.90
Hypothetical (5% return)		5.70	1,000	1,019.42
Retirement Class	0.67%
Actual		$3.44	$1,000	$1,037.00
Hypothetical (5% return)		3.41	1,000	1,021.74

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor High-Yield Bond Fund
Institutional Class	0.67%
Actual		$3.43	$1,000	$1,029.90
Hypothetical (5% return)		3.41	1,000	1,021.74
Administrative Class	0.92%
Actual		$4.71	$1,000	$1,029.60
Hypothetical (5% return)		4.69	1,000	1,020.45
Investor Class	1.04%
Actual		$5.31	$1,000	$1,028.30
Hypothetical (5% return)		5.29	1,000	1,019.83
Retirement Class	0.61%
Actual		$3.13	$1,000	$1,030.30
Hypothetical (5% return)		3.11	1,000	1,022.05
Harbor Bond Fund
Institutional Class	0.51%
Actual		$2.60	$1,000	$1,024.40
Hypothetical (5% return)		2.60	1,000	1,022.57
Administrative Class	0.76%
Actual		$3.87	$1,000	$1,022.20
Hypothetical (5% return)		3.87	1,000	1,021.28
Harbor Real Return Fund
Institutional Class	0.54%
Actual		$2.73	$1,000	$1,004.50
Hypothetical (5% return)		2.75	1,000	1,022.41
Administrative Class	0.77%
Actual		$3.89	$1,000	$1,003.60
Hypothetical (5% return)		3.92	1,000	1,021.23
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,004.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,004.70
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Reflective of all fee waivers and expense reimbursements (excluding interest expense, if any)
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	3%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2017:
Amount (000s)
Harbor Convertible Securities Fund	$ 4,707
Harbor Bond Fund	34,111
For the fiscal year ended October 31, 2017, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2017 will receive a Form 1099-DIV in January 2018 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds
Additional Information—Continued

Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Convertible Securities Fund	18,790,592	3,444,688	2,418	1,310,336
Harbor High-Yield Bond Fund	106,310,802	232,560	151,173	20,951,685
Harbor Bond Fund	85,601,369	3,272,756	1,704,846	35,727,141
Harbor Real Return Fund[a]	4,763,427	196,593	60,854	3,381,084
Harbor Money Market Fund	75,782,877	2,004,219	807,882	1,040,284
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Convertible Securities Fund	18,790,592	3,444,688	2,418	1,310,336
Harbor High-Yield Bond Fund	106,305,737	227,656	161,143	20,951,685
Harbor Bond Fund	85,655,964	3,226,234	1,696,772	35,727,141
Harbor Real Return Fund[a]	4,763,710	196,275	60,890	3,381,084
Harbor Money Market Fund	75,776,728	2,010,074	808,175	1,040,284

a	Meeting held on October 18, 2017

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).

Glossary—Continued

Financial Terms—Continued
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Glossary—Continued

Financial Terms—Continued
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.FI.1017

Annual Report
October 31, 2017
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income	HARAX
Harbor Target Retirement 2015 Fund	HARGX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
I am honored to be writing my first shareholder letter to you as Chairman of the Board of Trustees of Harbor Funds. David Van Hooser, our long-standing Chairman, retired from the Board of Trustees on September 22, 2017 after 17 years of distinguished service. Over that 17 year tenure, I have admired how Dave has maintained a singular focus on serving the best interests of Harbor Funds and its shareholders. He has served as an example to me and the other women and men who work diligently to support Harbor Funds. I remain committed to carrying on the responsibility that Dave so fully embraced to place the interests of Harbor Funds and its shareholders first.
We have also had other changes on the Board of Trustees over the past year. Rodger Smith, our long-standing Lead Independent Trustee, retired from the Board on December 31, 2016 after a 29 year tenure. He was replaced as Lead Independent Trustee by Randy Hack, who has served on the Board since 2010. Shareholders also elected two new independent Trustees to the Board on September 22, 2017 in Katie Quirk and Joe Dowling. With their election, eight of the nine members of the Board are independent of Harbor Capital Advisors, the investment adviser to Harbor Funds.
market review
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity and fixed income funds. In the fiscal year ended October 31, 2017, most equity funds had double digit gains while most fixed income funds had single digit or modest returns.
The fiscal year began with a global market rally fueled by optimism that the new U.S. administration might implement tax cuts, infrastructure spending and reduced regulation. Better-than-expected corporate earnings, economic growth and job gains drove U.S. stocks higher throughout the remainder of the 12-month period. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 23.98% for the fiscal year.
International markets expanded through fiscal 2017 against a supportive backdrop of an ongoing industrial recovery in China and improving economic activity in Europe. Emerging markets outperformed their developed market peers. The MSCI All Country World Ex U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of 23.64%.
U.S. Treasury rates remained low, which provided a favorable backdrop for most fixed income asset classes, although the high-yield market performed significantly better than investment-grade bonds. The Bloomberg Barclays U.S. Aggregate Bond Index (an index of U.S. investment grade bonds) returned 0.90% for the fiscal year, whereas the ICE BofAML U.S. Non-Distressed High Yield Index had a return of 8.62%.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the following pages. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
1

	Returns For Periods Ended October 31, 2017
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	23.98%	15.12%	7.61%	10.60%
S&P 500 (large cap stocks)	23.63	15.18	7.51	10.50
Russell Midcap® (mid cap stocks)	21.09	14.87	8.09	12.11
Russell 2000® (small cap stocks)	27.85	14.49	7.63	10.45
Russell 3000® Growth (growth stocks)	29.80	16.71	9.05	10.16
Russell 3000® Value (value stocks)	18.30	13.48	6.07	10.68
International & Global
MSCI EAFE (ND) (foreign stocks)	23.44%	8.53%	1.10%	5.62%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	27.51	13.03	4.18	N/A
MSCI World (ND) (global stocks)	22.77	11.56	4.10	7.44
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	23.64	7.29	0.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	26.45	4.83	0.60	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	2.35%	-9.37%	-6.93%	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.62%	6.33%	6.69%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90	2.04	4.19	6.43%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-0.11	-0.11	3.81	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	0.72	0.24	0.45	3.35
Stay focused on the long-term
Major U.S. indexes hit record levels toward the end of the fiscal year, supported by continued earnings gains and favorable economic data. Against this backdrop, the third calendar quarter of 2017 marked the eighth consecutive quarter of gains for U.S. equities.
With equities having rallied for an extended period, it is reasonable to question whether the market’s advance might be due for a slowdown or even a reversal in the near future. For even the most experienced investment professionals, it is difficult to reliably predict the movements of stock prices or bond prices with certainty, particularly in the shorter-term.
We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity, strategic markets and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 21, 2017

Charles F. McCain
Chairman
2

Harbor Target Retirement Funds
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
Most securities markets delivered positive results during the fiscal year ended October 31, 2017, though stocks resoundingly outperformed bonds. Many of the broad global equity markets flourished with gains above 20%, while returns for most fixed income markets were generally modest to flat.
The Russell 3000® Index, an index of U.S. stocks, increased by 23.98%. It is noteworthy that most categories within the domestic equity market--large, medium, or small cap; growth or value--posted double-digit returns during the fiscal period. Growth stocks outperformed value stocks and returns from small cap stocks bounded ahead of returns from large cap stocks. Small cap growth stocks, as measured by the Russell 2000® Growth Index, led the way with a return of 31.00%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 23.63%. Ten of the S&P 500’s 11 sectors posted gains during the year, led by Information Technology (+39%), Financials (+37%) and Materials (+29%). Telecommunications Services (-1%) was the only sector that declined.
Non-U.S. stocks performed in-line with U.S. stocks during the fiscal period. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, gained 23.44%. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 26.45% (all international and global returns are in U.S. dollars). Most large developed and emerging countries delivered attractive double-digit returns. The returns for all eleven sectors within both indices were positive, with the Information Technology sector taking the lead (+40% for EAFE and +52% in Emerging Markets).
Bonds of various types posted mixed results during the period. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, increased by a modest 0.90%. Inflation-protected U.S. government bonds, measured by the Bloomberg Barclays U.S. TIPS Index, finished the fiscal year period down 0.11%. The ICE BofAML U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, rose 8.62%.
Performance
Performance of the Funds within the Harbor Target Retirement Fund series for the twelve-month period ended October 31, 2017 was positive in absolute terms and compared with each Fund’s Composite Index benchmark. As expected based on market returns, the Funds’ absolute results varied based upon their allocations to equities or fixed income. The most conservative Fund, Harbor Target Retirement Income Fund, with a target equity allocation of 20%, rose 7.17%. Harbor Target Retirement 2055 Fund, with a target equity allocation of 93%, advanced by 23.34%. Please refer to the tables in this section below for the results of each Target Retirement Fund, common benchmarks, and the respective Composite Indexes.
Consistent with the results of the market benchmarks, the Funds’ equity fund holdings delivered the highest absolute performance during the period while their fixed income fund holdings provided smaller gains.
The performance of the fixed income fund holdings was positive across the lineup for the twelve-month period. Harbor Bond Fund, the largest fixed income underlying fund position, gained 2.82%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 1.92%. (All underlying fund returns cited are for the respective fund’s Institutional Class shares.) Harbor Bond Fund benefited from its allocation to out-of-benchmark-sector positions such as non-agency mortgage-backed securities, high-yield bonds, and developed market currencies, particularly the Euro and the Japanese Yen as both currencies appreciated during the fiscal year. Harbor High-Yield Bond Fund, the second largest fixed income underlying fund position, gained 8.16% but lagged its benchmark the ICE BofAML U.S. Non-Distressed High Yield Bond Index by 0.46% due to the Harbor High-Yield Bond Fund’s higher-quality emphasis, defensive interest-rate positioning, and security selection in the Oil & Gas and Retail sectors.
Turning to domestic equity fund performance, each of the equity fund holdings had double-digit returns ranging from 19.16% to 33.00%, with most underlying funds being ahead of their benchmark on a relative basis. Harbor Large Cap Value Fund, the Fund’s largest U.S. equity fund holding, gained 26.00% to outperform the Russell 1000® Value by 8.22%. Strong stock

3

Harbor Target Retirement Funds
Managers Commentary—Continued

selection particularly in the Information Technology, Industrials, Financials and Consumer Discretionary sectors drove the Harbor Large Cap Value Fund’s results. Harbor Capital Appreciation Fund, the Funds’ second largest U.S. equity fund holding, returned 32.52%, beating its benchmark by 2.81%. Its relative performance was helped by stock selection in the Consumer Discretionary and Information Technology sectors plus the portfolio’s underweight to the Consumer Staples sector.
The international and global stock funds held by the Funds were also strong absolute performers, with returns ranging from 18.24% to 24.74%. Unlike the U.S. stock funds, most of these underlying funds trailed their benchmarks. Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor International Growth Fund trailed their benchmarks by 5.20%, 1.35% and 0.26%, respectively. Performance impacts from various country allocations, sector weights and stock selection decisions were mixed across the three funds. Common detractors included an overweight position in Japan for the Harbor Diversified International All Cap Fund and Harbor International Growth Fund, plus stock selection and an underweight to the Financials sector for all three underlying funds. The Financials sector is the largest sector weight in the benchmarks and it was also one of the top three performing sectors during the fiscal period.
HARBOR TARGET RETIREMENT FUNDS	Total Return Year Ended October 31, 2017
Harbor Target Retirement Income Fund	7.17%
Harbor Target Retirement 2015 Fund	8.43
Harbor Target Retirement 2020 Fund	10.77
Harbor Target Retirement 2025 Fund	12.38
Harbor Target Retirement 2030 Fund	14.18
Harbor Target Retirement 2035 Fund	16.31
Harbor Target Retirement 2040 Fund	18.26
Harbor Target Retirement 2045 Fund	20.37
Harbor Target Retirement 2050 Fund	22.40
Harbor Target Retirement 2055 Fund	23.34

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2017
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	0.90%
MSCI EAFE (ND) (foreign stocks)	23.44
Russell 3000® (entire U.S. stock market)	23.98

HARBOR TARGET RETIREMENT FUND INDICES	Total Return Year Ended October 31, 2017
Composite Index Income	5.97%
Composite Index 2015	7.30
Composite Index 2020	9.81
Composite Index 2025	11.53
Composite Index 2030	13.27
Composite Index 2035	15.24
Composite Index 2040	17.10
Composite Index 2045	19.11
Composite Index 2050	21.17
Composite Index 2055	22.13
4

Harbor Target Retirement Funds
Managers Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2017
EQUITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	32.52%	17.88%	9.42%	11.73%	N/A	N/A	12/29/1987	0.65% [d]	0.70%
Harbor Mid Cap Growth Fund	31.00	14.51	6.51	4.61	N/A	N/A	11/01/2000	0.87	0.87
Harbor Small Cap Growth Fund	26.72	15.42	8.13	8.70	N/A	N/A	11/01/2000	0.86	0.86
Harbor Large Cap Value Fund	26.00	16.36	7.31	10.22	N/A	N/A	12/29/1987	0.68 [e]	0.73
Harbor Mid Cap Value Fund	19.16	15.57	8.36	8.34	N/A	N/A	03/01/2002	0.86 [d]	0.87
Harbor Small Cap Value Fund	33.00	17.12	8.52	11.12	N/A	N/A	12/14/2001	0.87	0.87
Harbor International Fund	18.24	6.14	1.34	10.77	N/A	N/A	12/29/1987	0.79 [d]	0.80
Harbor Diversified International All Cap Fund	22.29	N/A	N/A	9.35	N/A	N/A	11/02/2015	0.85 [e]	1.23
Harbor International Growth Fund	23.38	8.67	0.57	4.02	N/A	N/A	11/01/1993	0.85 [e]	0.91
Harbor Global Leaders Fund	24.74	13.11	N/A	17.40	N/A	N/A	03/01/2009	0.90 [e]	1.05
FIXED INCOME
Harbor High-Yield Bond Fund	8.16%	4.85%	6.15%	7.14%	N/A	N/A	12/01/2002	0.67% [d,e]	0.71%
Harbor Bond Fund	2.82	2.43	5.16	7.09	N/A	N/A	12/29/1987	0.51 [e]	0.61
Harbor Real Return Fund	0.92	-0.38	3.81	3.87	N/A	N/A	12/01/2005	0.54 [e]	0.88
SHORT-TERM
Harbor Money Market Fund	0.73%	0.25%	0.50%	3.21%	1.03%	0.67%	12/29/1987	0.28% [d,e]	0.37%
Outlook
Fiscal year 2017 may be remembered for the very strong performance of equity markets relative to fixed-income markets. Stocks’ wide outperformance relative to bonds during the past 12 months continues a trend that has now lasted for several years. Very long-term results, and intuition, suggest that stocks should be expected to deliver returns over many years that are superior to bond returns.
However, at this point it may be helpful to remember that there is a place for other types of investments such as bonds and short-term investments in investors’ portfolios. Though these options do not have the same long-term return potential that stocks possess, we believe bonds and cash instruments offer other benefits such as different return patterns than stocks, lower absolute volatility, ballast during challenging equity market environments, and current income potential.
The takeaway from the preceding paragraphs should not be that stocks’ future prospects are dimming or that bonds and cash are about to begin a long period of outstanding gains relative to their histories, or even the reverse. Instead, it is our view that it is prudent to take a long-term perspective rather than to overreact to conditions than may prove transitory, and of course to maintain broadly diversified portfolios. We believe that broad diversification of the Funds’ portfolios, not just across asset classes, but also within the equity and fixed-income groups, as well as skilled active management by the subadvisers of the underlying Harbor funds, should enable the Funds to meet their objectives.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 28, 2018
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2018
5

Harbor Target Retirement Funds
Asset allocation framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF October 31, 2017
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	12%	11%	10%	8%	7%	6%	5%	4%	3%	3%
Harbor Mid Cap Growth Fund	6	6	5	5	4	3	3	2	2	1
Harbor Small Cap Growth Fund	5	5	5	4	4	3	3	2	2	1
Harbor Large Cap Value Fund	14	13	11	10	9	7	6	5	4	3
Harbor Mid Cap Value Fund	9	9	7	7	6	5	4	3	2	2
Harbor Small Cap Value Fund	7	6	6	5	4	4	3	3	2	1
Harbor International Fund	12	11	10	9	7	6	5	5	3	3
Harbor Diversified International All Cap Fund	11	11	10	9	7	6	5	4	3	2
Harbor International Growth Fund	12	11	10	9	8	6	5	5	3	3
Harbor Global Leaders Fund	5	5	4	3	3	2	2	2	1	1
Total Equity	93	88	78	69	59	48	41	35	25	20
Fixed Income
Harbor High-Yield Bond Fund	3%	5%	9%	12%	16%	19%	20%	17%	14%	13%
Harbor Bond Fund	4	7	12	17	21	26	29	32	37	39
Harbor Real Return Fund	0	0	1	2	4	7	10	12	15	18
Total Fixed Income	7	12	22	31	41	52	59	61	66	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	4%	9%	10%
Total Short-Term	0	0	0	0	0	0	0	4	9	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
6

Harbor Target Retirement Income Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	20.1%
Harbor Large Cap Value Fund	3.0%
Harbor Capital Appreciation Fund	2.6%
Harbor Diversified International All Cap Fund	2.5%
Harbor International Fund	2.5%
Harbor International Growth Fund	2.5%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.4%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.2%
Harbor Global Leaders Fund	1.1%
Fixed Income Funds	69.9%
Harbor Bond Fund	39.3%
Harbor Real Return Fund	17.6%
Harbor High-Yield Bond Fund	13.0%
Short-Term Investments	10.0%
Harbor Money Market Fund	10.0%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	7.17%	4.05%	6.18%	01/02/2009	$16,982
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index Income	5.97	3.96	5.84	—	16,509
As stated in the Fund’s current prospectus, the expense ratio was 0.61% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
7

Harbor Target Retirement Income Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—20.1%
Shares		Value
4,730	Harbor Capital Appreciation Fund	$ 356
16,135	Harbor Mid Cap Growth Fund	181
10,706	Harbor Small Cap Growth Fund	161
27,678	Harbor Large Cap Value Fund	412
11,443	Harbor Mid Cap Value Fund	267
5,429	Harbor Small Cap Value Fund	196
4,956	Harbor International Fund	347
29,394	Harbor Diversified International All Cap Fund	347
22,126	Harbor International Growth Fund	347
5,853	Harbor Global Leaders Fund	148
TOTAL EQUITY FUNDS
(Cost $2,217)		2,762

FIXED INCOME FUNDS—69.9%
175,483	Harbor High-Yield Bond Fund	1,792
FIXED INCOME FUNDS—Continued
Shares		Value
462,372	Harbor Bond Fund	$ 5,401
256,822	Harbor Real Return Fund	2,419
TOTAL FIXED INCOME FUNDS
(Cost $9,846)		9,612

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,372)
1,372,356	Harbor Money Market Fund	1,372
TOTAL INVESTMENTS—100.0%
(Cost $13,435)		13,746
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$13,746

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
8

Harbor Target Retirement 2015 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	24.9%
Harbor Large Cap Value Fund	3.7%
Harbor International Fund	3.2%
Harbor Capital Appreciation Fund	3.1%
Harbor Diversified International All Cap Fund	3.1%
Harbor International Growth Fund	3.1%
Harbor Mid Cap Value Fund	2.4%
Harbor Small Cap Value Fund	1.8%
Harbor Mid Cap Growth Fund	1.7%
Harbor Small Cap Growth Fund	1.5%
Harbor Global Leaders Fund	1.3%
Fixed Income Funds	66.3%
Harbor Bond Fund	37.1%
Harbor Real Return Fund	15.5%
Harbor High-Yield Bond Fund	13.7%
Short-Term Investments	8.8%
Harbor Money Market Fund	8.8%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	8.43%	4.91%	7.43%	01/02/2009	$18,823
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2015	7.30	4.82	7.09	—	18,307
As stated in the Fund’s current prospectus, the expense ratio was 0.62% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
9

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—24.9%
Shares		Value
2,617	Harbor Capital Appreciation Fund	$ 197
9,290	Harbor Mid Cap Growth Fund	105
6,249	Harbor Small Cap Growth Fund	94
15,575	Harbor Large Cap Value Fund	232
6,525	Harbor Mid Cap Value Fund	152
3,133	Harbor Small Cap Value Fund	113
2,824	Harbor International Fund	197
16,715	Harbor Diversified International All Cap Fund	197
12,536	Harbor International Growth Fund	197
3,210	Harbor Global Leaders Fund	81
TOTAL EQUITY FUNDS
(Cost $1,250)		1,565

FIXED INCOME FUNDS—66.3%
84,611	Harbor High-Yield Bond Fund	864
FIXED INCOME FUNDS—Continued
Shares		Value
199,459	Harbor Bond Fund	$2,330
103,604	Harbor Real Return Fund	976
TOTAL FIXED INCOME FUNDS
(Cost $4,194)		4,170

SHORT-TERM INVESTMENTS—8.8%
(Cost $553)
553,313	Harbor Money Market Fund	553
TOTAL INVESTMENTS—100.0%
(Cost $5,997)		6,288
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$6,288

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
10

Harbor Target Retirement 2020 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	34.5%
Harbor Large Cap Value Fund	5.0%
Harbor Diversified International All Cap Fund	4.4%
Harbor International Fund	4.4%
Harbor International Growth Fund	4.4%
Harbor Capital Appreciation Fund	4.3%
Harbor Mid Cap Value Fund	3.3%
Harbor Small Cap Value Fund	2.5%
Harbor Mid Cap Growth Fund	2.4%
Harbor Small Cap Growth Fund	2.1%
Harbor Global Leaders Fund	1.7%
Fixed Income Funds	61.3%
Harbor Bond Fund	32.7%
Harbor High-Yield Bond Fund	16.9%
Harbor Real Return Fund	11.7%
Short-Term Investments	4.2%
Harbor Money Market Fund	4.2%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	10.77%	5.76%	8.17%	01/02/2009	$19,998
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2020	9.81	5.69	7.85	—	19,487
As stated in the Fund’s current prospectus, the expense ratio was 0.66% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
11

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—34.5%
Shares		Value
15,982	Harbor Capital Appreciation Fund	$ 1,204
58,019	Harbor Mid Cap Growth Fund	652
39,096	Harbor Small Cap Growth Fund	589
93,736	Harbor Large Cap Value Fund	1,394
39,691	Harbor Mid Cap Value Fund	926
19,417	Harbor Small Cap Value Fund	702
17,292	Harbor International Fund	1,209
102,574	Harbor Diversified International All Cap Fund	1,209
77,018	Harbor International Growth Fund	1,208
18,895	Harbor Global Leaders Fund	478
TOTAL EQUITY FUNDS
(Cost $7,805)		9,571

FIXED INCOME FUNDS—61.3%
460,112	Harbor High-Yield Bond Fund	4,698
FIXED INCOME FUNDS—Continued
Shares		Value
776,040	Harbor Bond Fund	$ 9,064
344,633	Harbor Real Return Fund	3,246
TOTAL FIXED INCOME FUNDS
(Cost $17,189)		17,008

SHORT-TERM INVESTMENTS—4.2%
(Cost $1,163)
1,162,866	Harbor Money Market Fund	1,163
TOTAL INVESTMENTS—100.0%
(Cost $26,157)		27,742
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$27,742

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Target Retirement 2025 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	40.5%
Harbor Large Cap Value Fund	5.9%
Harbor Capital Appreciation Fund	5.1%
Harbor Diversified International All Cap Fund	5.1%
Harbor International Fund	5.1%
Harbor International Growth Fund	5.1%
Harbor Mid Cap Value Fund	3.9%
Harbor Small Cap Value Fund	3.0%
Harbor Mid Cap Growth Fund	2.8%
Harbor Small Cap Growth Fund	2.5%
Harbor Global Leaders Fund	2.0%
Fixed Income Funds	59.5%
Harbor Bond Fund	29.7%
Harbor High-Yield Bond Fund	20.2%
Harbor Real Return Fund	9.6%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	12.38%	6.41%	8.75%	01/02/2009	$20,982
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2025	11.53	6.37	8.56	—	20,655
As stated in the Fund’s current prospectus, the expense ratio was 0.69% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
13

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—40.5%
Shares		Value
14,289	Harbor Capital Appreciation Fund	$ 1,076
52,487	Harbor Mid Cap Growth Fund	590
35,469	Harbor Small Cap Growth Fund	534
83,749	Harbor Large Cap Value Fund	1,245
35,690	Harbor Mid Cap Value Fund	833
17,510	Harbor Small Cap Value Fund	633
15,562	Harbor International Fund	1,088
92,192	Harbor Diversified International All Cap Fund	1,087
69,193	Harbor International Growth Fund	1,086
16,698	Harbor Global Leaders Fund	422
TOTAL EQUITY FUNDS
(Cost $7,197)		8,594

FIXED INCOME FUNDS—59.5%
Shares		Value
420,255	Harbor High-Yield Bond Fund	$ 4,291
539,326	Harbor Bond Fund	6,299
215,858	Harbor Real Return Fund	2,034
TOTAL FIXED INCOME FUNDS
(Cost $12,647)		12,624
TOTAL INVESTMENTS—100.0%
(Cost $19,844)		21,218
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$21,218

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
14

Harbor Target Retirement 2030 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	48.4%
Harbor Large Cap Value Fund	7.1%
Harbor Diversified International All Cap Fund	6.1%
Harbor International Fund	6.1%
Harbor International Growth Fund	6.1%
Harbor Capital Appreciation Fund	6.0%
Harbor Mid Cap Value Fund	4.7%
Harbor Small Cap Value Fund	3.6%
Harbor Mid Cap Growth Fund	3.3%
Harbor Small Cap Growth Fund	3.0%
Harbor Global Leaders Fund	2.4%
Fixed Income Funds	51.6%
Harbor Bond Fund	25.8%
Harbor High-Yield Bond Fund	19.1%
Harbor Real Return Fund	6.7%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	14.18%	7.30%	9.46%	01/02/2009	$22,217
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2030	13.27	7.20	9.31	—	21,944
As stated in the Fund’s current prospectus, the expense ratio was 0.70% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
15

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—48.4%
Shares		Value
22,918	Harbor Capital Appreciation Fund	$ 1,726
84,583	Harbor Mid Cap Growth Fund	951
57,317	Harbor Small Cap Growth Fund	863
135,386	Harbor Large Cap Value Fund	2,013
57,937	Harbor Mid Cap Value Fund	1,352
28,341	Harbor Small Cap Value Fund	1,024
25,095	Harbor International Fund	1,754
148,704	Harbor Diversified International All Cap Fund	1,753
111,530	Harbor International Growth Fund	1,750
26,685	Harbor Global Leaders Fund	676
TOTAL EQUITY FUNDS
(Cost $11,305)		13,862

FIXED INCOME FUNDS—51.6%
Shares		Value
534,561	Harbor High-Yield Bond Fund	$ 5,458
631,169	Harbor Bond Fund	7,372
204,499	Harbor Real Return Fund	1,926
TOTAL FIXED INCOME FUNDS
(Cost $14,871)		14,756
TOTAL INVESTMENTS—100.0%
(Cost $26,176)		28,618
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$28,618

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2035 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	59.1%
Harbor Large Cap Value Fund	8.5%
Harbor Capital Appreciation Fund	7.5%
Harbor Diversified International All Cap Fund	7.5%
Harbor International Fund	7.5%
Harbor International Growth Fund	7.5%
Harbor Mid Cap Value Fund	5.7%
Harbor Small Cap Value Fund	4.3%
Harbor Mid Cap Growth Fund	4.0%
Harbor Small Cap Growth Fund	3.7%
Harbor Global Leaders Fund	2.9%
Fixed Income Funds	40.9%
Harbor Bond Fund	21.3%
Harbor High-Yield Bond Fund	15.7%
Harbor Real Return Fund	3.9%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	16.31%	8.37%	10.15%	01/02/2009	$23,479
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2035	15.24	8.13	10.01	—	23,229
As stated in the Fund’s current prospectus, the expense ratio was 0.72% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
17

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—59.1%
Shares		Value
14,924	Harbor Capital Appreciation Fund	$ 1,124
54,233	Harbor Mid Cap Growth Fund	609
36,510	Harbor Small Cap Growth Fund	550
86,204	Harbor Large Cap Value Fund	1,282
36,759	Harbor Mid Cap Value Fund	858
18,043	Harbor Small Cap Value Fund	652
16,022	Harbor International Fund	1,120
95,120	Harbor Diversified International All Cap Fund	1,121
71,496	Harbor International Growth Fund	1,122
17,213	Harbor Global Leaders Fund	436
TOTAL EQUITY FUNDS
(Cost $7,365)		8,874

FIXED INCOME FUNDS—40.9%
Shares		Value
230,732	Harbor High-Yield Bond Fund	$ 2,356
273,767	Harbor Bond Fund	3,198
61,311	Harbor Real Return Fund	577
TOTAL FIXED INCOME FUNDS
(Cost $6,128)		6,131
TOTAL INVESTMENTS—100.0%
(Cost $13,493)		15,005
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$15,005

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Target Retirement 2040 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	68.7%
Harbor Large Cap Value Fund	10.0%
Harbor Capital Appreciation Fund	8.7%
Harbor Diversified International All Cap Fund	8.7%
Harbor International Fund	8.7%
Harbor International Growth Fund	8.7%
Harbor Mid Cap Value Fund	6.6%
Harbor Small Cap Value Fund	5.0%
Harbor Mid Cap Growth Fund	4.7%
Harbor Small Cap Growth Fund	4.2%
Harbor Global Leaders Fund	3.4%
Fixed Income Funds	31.3%
Harbor Bond Fund	17.0%
Harbor High-Yield Bond Fund	12.0%
Harbor Real Return Fund	2.3%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	18.26%	9.49%	10.78%	01/02/2009	$24,698
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2040	17.10	9.14	10.71	—	24,562
As stated in the Fund’s current prospectus, the expense ratio was 0.74% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
19

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—68.7%
Shares		Value
28,885	Harbor Capital Appreciation Fund	$ 2,175
103,807	Harbor Mid Cap Growth Fund	1,167
69,709	Harbor Small Cap Growth Fund	1,050
167,647	Harbor Large Cap Value Fund	2,493
70,967	Harbor Mid Cap Value Fund	1,656
34,662	Harbor Small Cap Value Fund	1,253
30,859	Harbor International Fund	2,157
183,574	Harbor Diversified International All Cap Fund	2,164
137,953	Harbor International Growth Fund	2,164
33,899	Harbor Global Leaders Fund	858
TOTAL EQUITY FUNDS
(Cost $13,746)		17,137

FIXED INCOME FUNDS—31.3%
Shares		Value
292,384	Harbor High-Yield Bond Fund	$ 2,985
363,445	Harbor Bond Fund	4,245
60,751	Harbor Real Return Fund	573
TOTAL FIXED INCOME FUNDS
(Cost $7,843)		7,803
TOTAL INVESTMENTS—100.0%
(Cost $21,589)		24,940
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$24,940

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
20

Harbor Target Retirement 2045 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	78.1%
Harbor Large Cap Value Fund	11.4%
Harbor Capital Appreciation Fund	9.9%
Harbor Diversified International All Cap Fund	9.9%
Harbor International Fund	9.9%
Harbor International Growth Fund	9.8%
Harbor Mid Cap Value Fund	7.5%
Harbor Small Cap Value Fund	5.7%
Harbor Mid Cap Growth Fund	5.3%
Harbor Small Cap Growth Fund	4.7%
Harbor Global Leaders Fund	4.0%
Fixed Income Funds	21.9%
Harbor Bond Fund	11.8%
Harbor High-Yield Bond Fund	8.7%
Harbor Real Return Fund	1.4%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	20.37%	10.49%	11.30%	01/02/2009	$25,735
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2045	19.11	10.04	11.29	—	25,723
As stated in the Fund’s current prospectus, the expense ratio was 0.75% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
21

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—78.1%
Shares		Value
13,018	Harbor Capital Appreciation Fund	$ 981
46,154	Harbor Mid Cap Growth Fund	519
30,965	Harbor Small Cap Growth Fund	466
75,737	Harbor Large Cap Value Fund	1,126
31,937	Harbor Mid Cap Value Fund	745
15,430	Harbor Small Cap Value Fund	558
13,908	Harbor International Fund	972
82,423	Harbor Diversified International All Cap Fund	972
61,887	Harbor International Growth Fund	971
15,465	Harbor Global Leaders Fund	391
TOTAL EQUITY FUNDS
(Cost $6,447)		7,701

FIXED INCOME FUNDS—21.9%
Shares		Value
84,147	Harbor High-Yield Bond Fund	$ 859
99,818	Harbor Bond Fund	1,166
14,553	Harbor Real Return Fund	137
TOTAL FIXED INCOME FUNDS
(Cost $2,141)		2,162
TOTAL INVESTMENTS—100.0%
(Cost $8,588)		9,863
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$9,863

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
22

Harbor Target Retirement 2050 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	87.7%
Harbor Large Cap Value Fund	12.9%
Harbor Capital Appreciation Fund	11.2%
Harbor International Fund	11.1%
Harbor Diversified International All Cap Fund	11.0%
Harbor International Growth Fund	11.0%
Harbor Mid Cap Value Fund	8.5%
Harbor Small Cap Value Fund	6.3%
Harbor Mid Cap Growth Fund	5.9%
Harbor Small Cap Growth Fund	5.3%
Harbor Global Leaders Fund	4.5%
Fixed Income Funds	12.3%
Harbor Bond Fund	6.8%
Harbor High-Yield Bond Fund	5.5%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	22.40%	11.42%	11.78%	01/02/2009	$26,736
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	2.04%	3.91%	—	$14,027
MSCI EAFE (ND)	23.44	8.53	8.68	—	20,847
Russell 3000®	23.98	15.12	15.24	—	34,981
Composite Index 2050	21.17	10.88	11.75	—	26,688
As stated in the Fund’s current prospectus, the expense ratio was 0.77% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
23

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—87.7%
Shares		Value
33,875	Harbor Capital Appreciation Fund	$ 2,551
119,243	Harbor Mid Cap Growth Fund	1,340
80,046	Harbor Small Cap Growth Fund	1,205
197,631	Harbor Large Cap Value Fund	2,939
83,006	Harbor Mid Cap Value Fund	1,936
40,028	Harbor Small Cap Value Fund	1,447
36,074	Harbor International Fund	2,522
213,720	Harbor Diversified International All Cap Fund	2,520
160,544	Harbor International Growth Fund	2,519
40,610	Harbor Global Leaders Fund	1,028
TOTAL EQUITY FUNDS
(Cost $16,292)		20,007

FIXED INCOME FUNDS—12.3%
Shares		Value
123,956	Harbor High-Yield Bond Fund	$ 1,265
132,592	Harbor Bond Fund	1,549
TOTAL FIXED INCOME FUNDS
(Cost $2,784)		2,814
TOTAL INVESTMENTS—100.0%
(Cost $19,076)		22,821
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$22,821

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
24

Harbor Target Retirement 2055 Fund
Fund Summary —October 31, 2017 (Unaudited)

Asset Allocation (% of investments)
Equity Funds	93.0%
Harbor Large Cap Value Fund	13.7%
Harbor Capital Appreciation Fund	11.8%
Harbor International Fund	11.8%
Harbor Diversified International All Cap Fund	11.7%
Harbor International Growth Fund	11.7%
Harbor Mid Cap Value Fund	9.0%
Harbor Small Cap Value Fund	6.7%
Harbor Mid Cap Growth Fund	6.2%
Harbor Small Cap Growth Fund	5.6%
Harbor Global Leaders Fund	4.8%
Fixed Income Funds	7.0%
Harbor Bond Fund	3.9%
Harbor High-Yield Bond Fund	3.1%
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2017
TOTAL RETURNS For the periods ended 10/31/2017	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	23.34%	N/A	8.55%	11/01/2014	$12,790
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	0.90%	N/A	2.40%	—	$10,737
MSCI EAFE (ND)	23.44	N/A	6.08	—	11,937
Russell 3000®	23.98	N/A	10.53	—	13,504
Composite Index 2055	22.13	N/A	7.85	—	12,546
As stated in the Fund’s current prospectus, the expense ratio was 0.78% (Institutional Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Glossary at the end of this report for a description of the Composite Index.
25

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—October 31, 2017

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
4,273	Harbor Capital Appreciation Fund	$ 322
15,045	Harbor Mid Cap Growth Fund	169
10,095	Harbor Small Cap Growth Fund	152
25,145	Harbor Large Cap Value Fund	374
10,539	Harbor Mid Cap Value Fund	246
5,048	Harbor Small Cap Value Fund	182
4,586	Harbor International Fund	321
27,162	Harbor Diversified International All Cap Fund	320
20,376	Harbor International Growth Fund	320
5,207	Harbor Global Leaders Fund	132
TOTAL EQUITY FUNDS
(Cost $2,191)		2,538

FIXED INCOME FUNDS—7.0%
Shares		Value
8,386	Harbor High-Yield Bond Fund	$ 85
8,966	Harbor Bond Fund	105
TOTAL FIXED INCOME FUNDS
(Cost $188)		190
TOTAL INVESTMENTS—100.0%
(Cost $2,379)		2,728
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$2,728

Fair Value Measurements
All holdings at October 31, 2017 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2017 or 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

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27

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—October 31, 2017

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$13,435	$5,997	$26,157	$19,844	$26,176	$13,493	$21,589	$8,588	$19,076	$2,379
Investments in affiliated funds, at value	$13,746	$6,288	$27,742	$21,218	$28,618	$15,005	$24,940	$9,863	$22,821	$2,728
Receivables for:
Investments in affiliated funds sold	—	—	—	—	—	—	1	—	2	—
Capital shares sold	21	—	—	—	92	—	—	5	1	—
Distributions from affiliated funds	1	—	1	—	—	—	—	—	—	—
Total Assets	13,768	6,288	27,743	21,218	28,710	15,005	24,941	9,868	22,824	2,728
LIABILITIES
Payables for:
Investments in affiliated funds purchased	22	—	1	—	72	—	—	5	—	—
Capital shares reacquired	—	—	—	—	20	—	1	—	3	—
Total Liabilities	22	—	1	—	92	—	1	5	3	—
NET ASSETS	$13,746	$6,288	$27,742	$21,218	$28,618	$15,005	$24,940	$9,863	$22,821	$2,728
Net Assets Consist of:
Paid-in capital	$13,793	$6,332	$26,795	$19,964	$26,239	$13,704	$21,382	$8,503	$18,605	$2,374
Accumulated undistributed net investment income/(loss)	20	94	384	279	379	150	198	57	88	5
Accumulated net realized gain/(loss)	(378)	(429)	(1,022)	(399)	(442)	(361)	9	28	383	—
Unrealized appreciation/(depreciation) of investments	311	291	1,585	1,374	2,442	1,512	3,351	1,275	3,745	349
	$13,746	$6,288	$27,742	$21,218	$28,618	$15,005	$24,940	$9,863	$22,821	$2,728
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,746	$6,288	$27,742	$21,218	$28,618	$15,005	$24,940	$9,863	$22,821	$2,728
Shares of beneficial interest[1]	1,486	571	2,802	1,663	3,093	1,039	2,681	639	2,191	228
Net asset value per share[2]	$ 9.25	$11.02	$ 9.90	$ 12.76	$ 9.25	$ 14.44	$ 9.30	$15.43	$ 10.42	$11.97

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement Funds
StatementS of Operations—Year Ended October 31, 2017

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$337	$155	$ 646	$ 427	$ 631	$ 271	$ 396	$ 133	$ 264	$ 19
Total Investment Income	337	155	646	427	631	271	396	133	264	19
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	337	155	646	427	631	271	396	133	264	19
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(91)	(22)	(64)	(18)	233	(83)	301	104	555	19
Distributions received from affiliated funds	115	59	235	131	242	128	228	93	244	18
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	583	325	1,887	1,534	2,527	1,668	2,796	1,292	3,142	356
Net gain/(loss) on investment transactions	607	362	2,058	1,647	3,002	1,713	3,325	1,489	3,941	393
Net Increase/(Decrease) in Net Assets Resulting from Operations	$944	$517	$2,704	$2,074	$3,633	$1,984	$3,721	$1,622	$4,205	$412

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.

29

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30

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 337	$ 396	$ 155	$ 203	$ 646	$ 727	$ 427	$ 324
Net realized gain/(loss) on sale of affiliated funds	(91)	(254)	(22)	(287)	(64)	(692)	(18)	(240)
Realized gain distributions received from affiliated funds	115	157	59	107	235	443	131	214
Change in net unrealized appreciation/(depreciation) on affiliated funds	583	201	325	211	1,887	343	1,534	120
Net increase/(decrease) in assets resulting from operations	944	500	517	234	2,704	821	2,074	418
Distributions to Shareholders
Net investment income:
Institutional Class	(410)	(449)	(179)	(261)	(682)	(859)	(349)	(352)
Administrative Class	—	(1)	—	(1)	—	(1)	(1)	—
Investor Class	—	—	—	—	—	—	(1)	(1)
Net realized gain on investments:
Institutional Class	(51)	(466)	—	(218)	(304)	(1,705)	(180)	(501)
Administrative Class	—	(1)	—	(1)	—	(1)	—	(1)
Investor Class	—	—	—	—	—	(1)	—	(1)
Total distributions to shareholders	(461)	(917)	(179)	(481)	(986)	(2,567)	(531)	(856)
Net Increase/(Decrease) Derived from Capital Share Transactions	(574)	(900)	(659)	(955)	569	(123)	5,344	3,246
Net increase/(decrease) in net assets	(91)	(1,317)	(321)	(1,202)	2,287	(1,869)	6,887	2,808
Net Assets
Beginning of period	13,837	15,154	6,609	7,811	25,455	27,324	14,331	11,523
End of period*	$13,746	$13,837	$6,288	$ 6,609	$27,742	$25,455	$21,218	$14,331
* Includes accumulated undistributed net investment income/(loss) of:	$ 20	$ 15	$ 94	$ 83	$ 384	$ 301	$ 279	$ 145
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$ 631	$ 605	$ 271	$ 222	$ 396	$ 385	$ 133	$ 95	$ 264	$ 247	$ 19	$ 11
233	(100)	(83)	(220)	301	128	104	3	555	414	19	(33)
242	528	128	229	228	564	93	180	244	672	18	31
2,527	(414)	1,668	91	2,796	(703)	1,292	(148)	3,142	(1,123)	356	3
3,633	619	1,984	322	3,721	374	1,622	130	4,205	210	412	12

(590)	(700)	(255)	(238)	(386)	(451)	(121)	(106)	(260)	(305)	(18)	(12)
(1)	(1)	(1)	—	(1)	—	—	—	—	(1)	—	—
—	(1)	(1)	—	(1)	—	—	—	—	—	—	—

(855)	(1,477)	(224)	(403)	(930)	(1,314)	(272)	(272)	(1,219)	(1,978)	(28)	(3)
(1)	(1)	—	(1)	(1)	(2)	(1)	(1)	(2)	(3)	—	—
(1)	(1)	—	(1)	(1)	(1)	(1)	(1)	(1)	(2)	—	—
(1,448)	(2,181)	(481)	(643)	(1,320)	(1,768)	(395)	(380)	(1,482)	(2,289)	(46)	(15)
1,760	1,113	1,966	2,811	3,049	1,039	1,383	1,938	1,326	1,587	1,102	481
3,945	(449)	3,469	2,490	5,450	(355)	2,610	1,688	4,049	(492)	1,468	478

24,673	25,122	11,536	9,046	19,490	19,845	7,253	5,565	18,772	19,264	1,260	782
$28,618	$24,673	$15,005	$11,536	$24,940	$19,490	$9,863	$7,253	$22,821	$18,772	$2,728	$1,260
$ 379	$ 252	$ 150	$ 99	$ 198	$ 139	$ 57	$ 31	$ 88	$ 62	$ 5	$ 3
32

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,411	$ 1,979	$ 1,101	$ 1,226	$ 5,095	$ 5,082	$ 7,504	$ 4,503
Reinvested distributions	460	915	178	479	985	2,563	529	853
Cost of shares reacquired	(2,413)	(3,796)	(1,902)	(2,662)	(5,473)	(7,771)	(2,649)	(2,112)
Net increase/(decrease) in net assets	$ (542)	$ (902)	$ (623)	$ (957)	$ 607	$ (126)	$ 5,384	$ 3,244
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	—	1	—	2	1	1
Cost of shares reacquired	(16)	—	(18)	—	(19)	—	(21)	—
Net increase/(decrease) in net assets	$ (16)	$ 1	$ (18)	$ 1	$ (19)	$ 2	$ (20)	$ 1
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	1	—	1	—	1	1	1
Cost of shares reacquired	(16)	—	(18)	—	(19)	—	(21)	—
Net increase/(decrease) in net assets	$ (16)	$ 1	$ (18)	$ 1	$ (19)	$ 1	$ (20)	$ 1
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

$ 6,126	$ 4,715	$ 3,780	$ 4,330	$ 4,661	$ 4,210	$ 3,106	$ 2,976	$ 4,814	$ 3,233	$1,585	$ 847
1,445	2,177	479	641	1,316	1,763	393	378	1,479	2,283	45	15
(5,769)	(5,783)	(2,249)	(2,162)	(2,882)	(4,937)	(2,068)	(1,418)	(4,917)	(3,934)	(504)	(381)
$ 1,802	$ 1,109	$ 2,010	$ 2,809	$ 3,095	$ 1,036	$ 1,431	$ 1,936	$ 1,376	$ 1,582	$1,126	$ 481

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
1	2	1	1	1	2	1	1	2	3	—	—
(22)	—	(23)	—	(24)	—	(25)	—	(27)	—	(12)	—
$ (21)	$ 2	$ (22)	$ 1	$ (23)	$ 2	$ (24)	$ 1	$ (25)	$ 3	$ (12)	$ —

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
1	2	1	1	1	1	1	1	1	2	—	—
(22)	—	(23)	—	(24)	—	(25)	—	(26)	—	(12)	—
$ (21)	$ 2	$ (22)	$ 1	$ (23)	$ 1	$ (24)	$ 1	$ (25)	$ 2	$ (12)	$ —
34

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016
SHARES
Institutional Class
Shares sold	156	226	103	121	537	561	623	391
Shares issued due to reinvestment of distributions	52	107	18	49	110	293	46	77
Shares reacquired	(268)	(432)	(179)	(263)	(581)	(863)	(220)	(186)
Net increase/(decrease) in shares outstanding	(60)	(99)	(58)	(93)	66	(9)	449	282
Beginning of period	1,546	1,645	629	722	2,736	2,745	1,214	932
End of period	1,486	1,546	571	629	2,802	2,736	1,663	1,214
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	1	—	—	—	1
Shares reacquired	(2)	—	(2)	—	(2)	—	(2)	—
Net increase/(decrease) in shares outstanding	(2)	—	(2)	1	(2)	—	(2)	1
Beginning of period	2	2	2	1	2	2	2	1
End of period	—	2	—	2	—	2	—	2
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	1	—	—	—	1
Shares reacquired	(2)	—	(2)	—	(2)	—	(2)	—
Net increase/(decrease) in shares outstanding	(2)	—	(2)	1	(2)	—	(2)	1
Beginning of period	2	2	2	1	2	2	2	1
End of period	—	2	—	2	—	2	—	2
The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016	November 1, 2016 through October 31, 2017	November 1, 2015 through October 31, 2016

700	561	280	345	539	514	219	225	503	357	145	87
176	270	38	53	164	222	30	30	169	262	5	2
(647)	(697)	(168)	(173)	(332)	(615)	(143)	(109)	(511)	(439)	(46)	(41)
229	134	150	225	371	121	106	146	161	180	104	48
2,864	2,730	889	664	2,310	2,189	533	387	2,030	1,850	124	76
3,093	2,864	1,039	889	2,681	2,310	639	533	2,191	2,030	228	124

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)	—
(2)	—	(2)	1	(2)	—	(2)	1	(2)	—	(1)	—
2	2	2	1	2	2	2	1	2	2	1	1
—	2	—	2	—	2	—	2	—	2	—	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	—	—
(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)	—
(2)	—	(2)	1	(2)	—	(2)	1	(2)	—	(1)	—
2	2	2	1	2	2	2	1	2	2	1	1
—	2	—	2	—	2	—	2	—	2	—	1
36

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 8.93	$ 9.19	$ 9.75	$ 9.83	$ 9.95
Income from Investment Operations
Net investment income/(loss)	0.22 [a]	0.25 [a]	0.34 [a]	0.22	0.23
Net realized and unrealized gains/(losses) on investments	0.40	0.08	(0.30)	0.19	0.20
Total from investment operations	0.62	0.33	0.04	0.41	0.43
Less Distributions
Dividends from net investment income	(0.27)	(0.29)	(0.35)	(0.28)	(0.38)
Distributions from net realized capital gains[1]	(0.03)	(0.30)	(0.25)	(0.21)	(0.17)
Total distributions	(0.30)	(0.59)	(0.60)	(0.49)	(0.55)
Net asset value end of period	9.25	8.93	9.19	9.75	9.83
Net assets end of period (000s)	$13,746	$13,805	$15,124	$17,410	$15,510
Ratios and Supplemental Data (%)
Total return	7.17%	3.91%	0.46%	4.32%	4.49%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.46	2.87	3.57	2.14	2.36
Portfolio turnover[3]	16	26	24	20	28

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$10.45	$10.77	$11.68	$ 11.87	$ 11.52
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.29 [a]	0.36 [a]	0.24	0.28
Net realized and unrealized gains/(losses) on investments	0.60	0.05	(0.35)	0.29	0.60
Total from investment operations	0.86	0.34	0.01	0.53	0.88
Less Distributions
Dividends from net investment income	(0.29)	(0.36)	(0.39)	(0.31)	(0.44)
Distributions from net realized capital gains[1]	—	(0.30)	(0.53)	(0.41)	(0.09)
Total distributions	(0.29)	(0.66)	(0.92)	(0.72)	(0.53)
Net asset value end of period	11.02	10.45	10.77	11.68	11.87
Net assets end of period (000s)	$6,288	$6,574	$7,778	$11,200	$10,654
Ratios and Supplemental Data (%)
Total return	8.43%	3.59%	0.13%	4.73%	7.89%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.43	2.82	3.26	2.08	2.43
Portfolio turnover[3]	22	32	26	38	48
See page 41 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

37

HARBOR TARGET RETIREMENT 2020 FUND

	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 9.29	$ 9.94	$ 10.63	$ 10.78	$ 10.43
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.26 [a]	0.32 [a]	0.23	0.26
Net realized and unrealized gains/(losses) on investments	0.73	0.04	(0.30)	0.29	0.68
Total from investment operations	0.96	0.30	0.02	0.52	0.94
Less Distributions
Dividends from net investment income	(0.24)	(0.32)	(0.34)	(0.30)	(0.40)
Distributions from net realized capital gains[1]	(0.11)	(0.63)	(0.37)	(0.37)	(0.19)
Total distributions	(0.35)	(0.95)	(0.71)	(0.67)	(0.59)
Net asset value end of period	9.90	9.29	9.94	10.63	10.78
Net assets end of period (000s)	$27,742	$25,419	$27,290	$31,124	$27,397
Ratios and Supplemental Data (%)
Total return	10.77%	3.56%	0.30%	5.06%	9.43%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.44	2.83	3.19	2.18	2.56
Portfolio turnover[3]	29	33	28	19	36

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 11.78	$ 12.32	$ 13.48	$ 13.44	$12.69
Income from Investment Operations
Net investment income/(loss)	0.29 [a]	0.31 [a]	0.37 [a]	0.29	0.34
Net realized and unrealized gains/(losses) on investments	1.12	0.05	(0.36)	0.40	1.04
Total from investment operations	1.41	0.36	0.01	0.69	1.38
Less Distributions
Dividends from net investment income	(0.28)	(0.37)	(0.41)	(0.36)	(0.45)
Distributions from net realized capital gains[1]	(0.15)	(0.53)	(0.76)	(0.29)	(0.18)
Total distributions	(0.43)	(0.90)	(1.17)	(0.65)	(0.63)
Net asset value end of period	12.76	11.78	12.32	13.48	13.44
Net assets end of period (000s)	$21,218	$14,293	$11,487	$10,612	$8,728
Ratios and Supplemental Data (%)
Total return	12.38%	3.39%	0.11%	5.37%	11.33%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.42	2.69	2.91	2.06	2.44
Portfolio turnover[3]	24	25	25	33	32
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND

	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 8.60	$ 9.19	$ 10.04	$ 10.22	$ 9.56
Income from Investment Operations
Net investment income/(loss)	0.20 [a]	0.21 [a]	0.24 [a]	0.21	0.25
Net realized and unrealized gains/(losses) on investments	0.96	0.01	(0.23)	0.35	1.04
Total from investment operations	1.16	0.22	0.01	0.56	1.29
Less Distributions
Dividends from net investment income	(0.21)	(0.26)	(0.28)	(0.27)	(0.33)
Distributions from net realized capital gains[1]	(0.30)	(0.55)	(0.58)	(0.47)	(0.30)
Total distributions	(0.51)	(0.81)	(0.86)	(0.74)	(0.63)
Net asset value end of period	9.25	8.60	9.19	10.04	10.22
Net assets end of period (000s)	$28,618	$24,634	$25,084	$24,727	$23,994
Ratios and Supplemental Data (%)
Total return	14.18%	2.96%	0.13%	5.79%	14.19%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.30	2.54	2.55	1.99	2.42
Portfolio turnover[3]	29	31	24	22	31

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 12.93	$ 13.56	$14.92	$14.52	$13.01
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.27 [a]	0.30 [a]	0.29	0.33
Net realized and unrealized gains/(losses) on investments	1.75	0.04	(0.26)	0.58	1.85
Total from investment operations	2.03	0.31	0.04	0.87	2.18
Less Distributions
Dividends from net investment income	(0.28)	(0.35)	(0.36)	(0.33)	(0.40)
Distributions from net realized capital gains[1]	(0.24)	(0.59)	(1.04)	(0.14)	(0.27)
Total distributions	(0.52)	(0.94)	(1.40)	(0.47)	(0.67)
Net asset value end of period	14.44	12.93	13.56	14.92	14.52
Net assets end of period (000s)	$15,005	$11,496	$9,007	$7,708	$5,397
Ratios and Supplemental Data (%)
Total return	16.31%	2.70%	0.34%	6.19%	17.43%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	2.06	2.17	2.17	1.64	2.08
Portfolio turnover[3]	26	26	22	39	12
See page 41 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

39

HARBOR TARGET RETIREMENT 2040 FUND

	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 8.42	$ 9.05	$ 9.84	$ 10.01	$ 9.19
Income from Investment Operations
Net investment income/(loss)	0.15 [a]	0.17 [a]	0.18 [a]	0.17	0.22
Net realized and unrealized gains/(losses) on investments	1.30	(0.01)	(0.10)	0.46	1.52
Total from investment operations	1.45	0.16	0.08	0.63	1.74
Less Distributions
Dividends from net investment income	(0.17)	(0.20)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains[1]	(0.40)	(0.59)	(0.65)	(0.57)	(0.66)
Total distributions	(0.57)	(0.79)	(0.87)	(0.80)	(0.92)
Net asset value end of period	9.30	8.42	9.05	9.84	10.01
Net assets end of period (000s)	$24,940	$19,448	$19,805	$18,933	$17,963
Ratios and Supplemental Data (%)
Total return	18.26%	2.36%	0.94%	6.77%	20.63%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.78	2.03	1.96	1.59	2.24
Portfolio turnover[3]	21	30	18	22	22

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$13.51	$14.25	$15.17	$14.85	$12.42
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.21 [a]	0.23 [a]	0.23	0.29
Net realized and unrealized gains/(losses) on investments	2.42	0.01	(0.06)	0.80	2.58
Total from investment operations	2.63	0.22	0.17	1.03	2.87
Less Distributions
Dividends from net investment income	(0.22)	(0.27)	(0.29)	(0.31)	(0.31)
Distributions from net realized capital gains[1]	(0.49)	(0.69)	(0.80)	(0.40)	(0.13)
Total distributions	(0.71)	(0.96)	(1.09)	(0.71)	(0.44)
Net asset value end of period	15.43	13.51	14.25	15.17	14.85
Net assets end of period (000s)	$9,863	$7,211	$5,523	$4,239	$3,340
Ratios and Supplemental Data (%)
Total return	20.37%	1.91%	1.23%	7.17%	23.75%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.50	1.58	1.56	1.37	1.82
Portfolio turnover[3]	32	24	15	21	20
The accompanying notes are an integral part of the Financial Statements.

40

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND

	Institutional Class
Year Ended October 31,	2017	2016	2015	2014	2013
Net asset value beginning of period	$ 9.23	$ 10.39	$ 11.40	$ 11.46	$ 10.17
Income from Investment Operations
Net investment income/(loss)	0.12 [a]	0.12 [a]	0.14 [a]	0.15	0.22
Net realized and unrealized gains/(losses) on investments	1.81	(0.03)	0.05	0.67	2.20
Total from investment operations	1.93	0.09	0.19	0.82	2.42
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.19)	(0.23)	(0.24)
Distributions from net realized capital gains[1]	(0.61)	(1.08)	(1.01)	(0.65)	(0.89)
Total distributions	(0.74)	(1.25)	(1.20)	(0.88)	(1.13)
Net asset value end of period	10.42	9.23	10.39	11.40	11.46
Net assets end of period (000s)	$22,821	$18,728	$19,221	$20,434	$19,170
Ratios and Supplemental Data (%)
Total return	22.40%	1.51%	1.83%	7.61%	26.12%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	1.27	1.34	1.35	1.17	1.88
Portfolio turnover[3]	33	24	24	23	17

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
Year Ended October 31,	2017	2016	2015
Net asset value beginning of period	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)	0.10 [a]	0.11 [a]	0.05 [a]
Net realized and unrealized gains/(losses) on investments	2.17	0.01	0.18
Total from investment operations	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains[1]	(0.20)	(0.04)	—
Total distributions	(0.32)	(0.18)	(0.15)
Net asset value end of period	11.97	10.02	10.08
Net assets end of period (000s)	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	23.34%	1.38%	2.28%
Ratio of total expenses to average net assets[2]	—	—	—
Ratio of net investment income to average net assets[2]	0.95	1.13	0.52
Portfolio turnover[3]	32	33	15

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

41

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2017

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2017 the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by the subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class. The Funds previously offered two additional classes of shares, the Administrative Class and Investor Class, each class representing an interest in the same portfolio of investments of the respective Fund.  As of October 31, 2017, all shares of the Administrative Class and Investor Class shares had been fully redeemed and therefore no shares of either of those classes remained outstanding.  The Funds do not currently intend to continue to offer those classes of shares.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
42

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2014–2016), including all positions expected to be taken upon filing the 2017 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
43

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2017, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 10% of Harbor Global Leaders Fund and 12% of Harbor Real Return Fund.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments,  investment income, realized and unrealized gains or losses for each Fund for the year ended October 31, 2017 are as follows:
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 51	$ 122	$ —	$ 68	$ 20	$ 12
Harbor Mid Cap Growth Fund	22	64	—	54	—	(4)
Harbor Small Cap Growth Fund	25	60	—	41	1	(3)
Harbor Large Cap Value Fund	58	139	4	58	13	21
Harbor Mid Cap Value Fund	58	101	4	19	4	22
Harbor Small Cap Value Fund	34	90	1	39	—	18
Harbor International Fund	63	373	12	84	—	(32)
Harbor Diversified International Fund	354	65	—	51	—	6
Harbor International Growth Fund	45	184	5	55	—	14
Harbor Global Leaders Fund	14	42	—	33	—	(1)
Harbor High-Yield Bond Fund	248	300	102	64	—	(25)
Harbor Bond Fund	708	690	161	(25)	77	(62)
Harbor Real Return Fund	281	297	38	42	—	(57)
Harbor Money Market Fund	167	184	10	—	—	—
Total	$2,128	$2,711	$337	$583	$115	$(91)

44

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 38	$ 103	$ —	$ 38	$ 13	$ 7
Harbor Mid Cap Growth Fund	16	52	—	29	—	—
Harbor Small Cap Growth Fund	16	45	—	24	1	(1)
Harbor Large Cap Value Fund	39	111	2	30	9	15
Harbor Mid Cap Value Fund	34	75	3	17	2	7
Harbor Small Cap Value Fund	20	63	—	23	—	11
Harbor International Fund	41	256	7	51	—	(19)
Harbor Diversified International Fund	213	47	—	27	—	4
Harbor International Growth Fund	29	138	4	33	—	8
Harbor Global Leaders Fund	11	40	—	18	—	—
Harbor Commodity Real Return Fund	3	85	—	2	—	2
Harbor High-Yield Bond Fund	145	229	50	39	—	(19)
Harbor Bond Fund	490	507	70	(14)	34	(24)
Harbor Real Return Fund	220	199	15	8	—	(13)
Harbor Money Market Fund	118	107	4	—	—	—
Total	$1,433	$2,057	$155	$325	$ 59	$(22)

	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 248	$ 364	$ 1	$ 213	$ 63	$ 47
Harbor Mid Cap Growth Fund	137	183	—	174	—	(9)
Harbor Small Cap Growth Fund	145	165	—	132	2	(6)
Harbor Large Cap Value Fund	225	346	13	171	42	81
Harbor Mid Cap Value Fund	237	262	13	38	12	91
Harbor Small Cap Value Fund	145	226	2	135	—	50
Harbor International Fund	267	1,087	37	297	—	(118)
Harbor Diversified International Fund	1,243	215	—	166	—	15
Harbor International Growth Fund	223	528	18	199	—	32
Harbor Global Leaders Fund	67	130	—	100	—	1
Harbor Commodity Real Return Fund	37	723	—	107	—	(74)
Harbor Convertible Securities Fund	32	803	5	(4)	—	17
Harbor High-Yield Bond Fund	1,033	665	251	152	—	(55)
Harbor Bond Fund	2,594	1,277	250	(20)	116	(92)
Harbor Real Return Fund	792	435	48	27	—	(44)
Harbor Money Market Fund	587	141	8	—	—	—
Total	$8,012	$7,550	$646	$1,887	$235	$ (64)

45

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 355	$ 186	$ 1	$ 194	$ 40	$ 23
Harbor Mid Cap Growth Fund	207	102	—	142	—	(12)
Harbor Small Cap Growth Fund	214	95	—	102	2	(6)
Harbor Large Cap Value Fund	433	202	10	153	26	44
Harbor Mid Cap Value Fund	366	164	8	54	7	42
Harbor Small Cap Value Fund	250	151	1	110	—	33
Harbor International Fund	457	723	24	231	—	(84)
Harbor Diversified International Fund	1,004	66	—	144	—	5
Harbor International Growth Fund	339	288	11	180	—	11
Harbor Global Leaders Fund	113	61	—	82	—	(3)
Harbor Commodity Real Return Fund	81	617	—	66	—	(40)
Harbor Convertible Securities Fund	95	778	4	(4)	—	17
Harbor High-Yield Bond Fund	1,949	290	194	93	—	(24)
Harbor Bond Fund	2,917	421	147	(15)	56	(17)
Harbor Real Return Fund	874	139	27	2	—	(7)
Total	$9,654	$4,283	$427	$1,534	$131	$(18)

	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 315	$ 417	$ 1	$ 319	$ 84	$ 69
Harbor Mid Cap Growth Fund	178	208	—	248	—	(7)
Harbor Small Cap Growth Fund	193	177	—	190	3	(8)
Harbor Large Cap Value Fund	334	390	19	182	56	180
Harbor Mid Cap Value Fund	375	316	18	32	16	151
Harbor Small Cap Value Fund	237	292	3	198	—	68
Harbor International Fund	336	1,368	49	338	—	(72)
Harbor Diversified International Fund	1,720	237	—	246	—	25
Harbor International Growth Fund	291	645	24	295	—	50
Harbor Global Leaders Fund	78	158	—	121	—	25
Harbor Commodity Real Return Fund	82	1,256	—	206	—	(150)
Harbor Convertible Securities Fund	58	1,052	6	(5)	—	23
Harbor High-Yield Bond Fund	1,826	544	284	157	—	(56)
Harbor Bond Fund	2,574	786	199	(5)	83	(53)
Harbor Real Return Fund	636	202	28	5	—	(12)
Total	$9,233	$8,048	$631	$2,527	$242	$ 233

46

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 269	$ 190	$ 1	$ 207	$ 49	$ 21
Harbor Mid Cap Growth Fund	164	111	—	156	—	(15)
Harbor Small Cap Growth Fund	163	96	—	114	2	(8)
Harbor Large Cap Value Fund	309	212	11	182	33	31
Harbor Mid Cap Value Fund	282	167	10	79	9	27
Harbor Small Cap Value Fund	176	142	2	128	—	28
Harbor International Fund	302	769	29	254	—	(101)
Harbor Diversified International Fund	1,052	88	—	151	—	6
Harbor International Growth Fund	260	332	14	194	—	6
Harbor Global Leaders Fund	85	76	—	88	—	(3)
Harbor Commodity Real Return Fund	33	633	—	81	—	(52)
Harbor Convertible Securities Fund	11	181	1	(5)	—	8
Harbor High-Yield Bond Fund	850	179	114	56	—	(16)
Harbor Bond Fund	1,162	243	81	(16)	35	(14)
Harbor Real Return Fund	226	42	8	(1)	—	(1)
Total	$5,344	$3,461	$271	$1,668	$128	$ (83)

	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 346	$ 248	$ 2	$ 361	$ 96	$ 89
Harbor Mid Cap Growth Fund	192	130	—	283	—	(7)
Harbor Small Cap Growth Fund	209	116	—	214	4	(8)
Harbor Large Cap Value Fund	392	254	22	313	64	106
Harbor Mid Cap Value Fund	405	220	20	88	18	118
Harbor Small Cap Value Fund	245	218	3	231	—	74
Harbor International Fund	408	1,396	57	337	—	(35)
Harbor Diversified International Fund	1,962	109	—	303	—	8
Harbor International Growth Fund	336	549	27	344	—	51
Harbor Global Leaders Fund	102	97	—	141	—	31
Harbor Commodity Real Return Fund	36	930	—	144	—	(103)
Harbor High-Yield Bond Fund	854	142	148	68	—	(15)
Harbor Bond Fund	1,311	181	109	(30)	46	(7)
Harbor Real Return Fund	168	23	8	(1)	—	(1)
Total	$6,966	$4,613	$396	$2,796	$228	$ 301

47

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 272	$ 196	$ 1	170	$ 43	$ 36
Harbor Mid Cap Growth Fund	136	95	—	132	—	(8)
Harbor Small Cap Growth Fund	139	86	—	98	2	(6)
Harbor Large Cap Value Fund	317	210	10	125	28	64
Harbor Mid Cap Value Fund	266	154	9	43	8	48
Harbor Small Cap Value Fund	160	133	1	110	—	25
Harbor International Fund	333	716	25	208	—	(72)
Harbor Diversified International Fund	974	144	—	129	—	13
Harbor International Growth Fund	286	344	12	156	—	24
Harbor Global Leaders Fund	93	72	—	75	—	4
Harbor Commodity Real Return Fund	27	332	—	23	—	(9)
Harbor High-Yield Bond Fund	379	130	43	22	—	(7)
Harbor Bond Fund	575	188	30	2	12	(9)
Harbor Real Return Fund	78	22	2	(1)	—	1
Total	$4,035	$2,822	$133	$1,292	$ 93	$104

	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 502	$ 540	$ 2	$ 403	$121	$ 135
Harbor Mid Cap Growth Fund	275	299	—	355	—	(27)
Harbor Small Cap Growth Fund	279	263	—	266	5	(18)
Harbor Large Cap Value Fund	529	543	26	275	80	238
Harbor Mid Cap Value Fund	494	403	25	44	22	211
Harbor Small Cap Value Fund	289	369	4	270	—	99
Harbor International Fund	589	2,000	71	517	—	(158)
Harbor Diversified International Fund	2,447	295	—	347	—	21
Harbor International Growth Fund	498	928	34	399	—	68
Harbor Global Leaders Fund	163	197	—	162	—	47
Harbor Commodity Real Return Fund	53	723	—	69	—	(38)
Harbor High-Yield Bond Fund	509	167	63	33	—	(10)
Harbor Bond Fund	678	226	39	2	16	(13)
Total	$7,305	$6,953	$264	$3,142	$244	$ 555

48

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases of affiliated funds (000s)	Sales of affiliated funds (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund				Change in Unrealized Gain/(Loss) from affiliated funds (000s)	Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 178	$ 59	$—	$ 56	$ 9	$ 3
Harbor Mid Cap Growth Fund	93	30	—	33	—	—
Harbor Small Cap Growth Fund	86	24	—	24	—	(1)
Harbor Large Cap Value Fund	206	53	2	45	6	6
Harbor Mid Cap Value Fund	150	38	2	20	2	2
Harbor Small Cap Value Fund	98	32	—	30	—	5
Harbor International Fund	210	177	6	45	—	(8)
Harbor Diversified International Fund	317	37	—	36	—	3
Harbor International Growth Fund	180	86	3	46	—	5
Harbor Global Leaders Fund	69	19	—	21	—	1
Harbor Commodity Real Return Fund	9	48	—	(1)	—	3
Harbor High-Yield Bond Fund	55	10	4	1	—	—
Harbor Bond Fund	69	13	2	—	1	—
Total	$1,720	$626	$ 19	$356	$ 18	$ 19

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
49

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2017. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.  The voluntary waiver may be discontinued at any time.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional shares
Administrative Class	0.00% of the average daily net assets of all Administrative shares
Investor Class	0.12% of the average daily net assets of all Investor shares
Harbor Services Group has voluntarily waived its transfer agent fees during the year ended October 31, 2017. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2017, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group		Percentage of Outstanding Shares
	Institutional Class	Total
Harbor Target Retirement 2020 Fund	13,976	13,976	0.5%
Harbor Target Retirement 2025 Fund	81,007	81,007	4.9
Harbor Target Retirement 2030 Fund	31,268	31,268	1.0
Harbor Target Retirement 2035 Fund	23,357	23,357	2.2
Harbor Target Retirement 2040 Fund	139	139	0.0
Harbor Target Retirement 2045 Fund	1,576	1,576	0.2
Harbor Target Retirement 2050 Fund	11,710	11,710	0.5
Harbor Target Retirement 2055 Fund	6,182	6,182	2.7
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the year ended October 31, 2017.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in Underlying Funds. Reclassifications
50

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2017 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Target Retirement Income Fund	$ 78	$ (78)	$—
Harbor Target Retirement 2015 Fund	35	(35)	—
Harbor Target Retirement 2020 Fund	119	(119)	—
Harbor Target Retirement 2025 Fund	58	(58)	—
Harbor Target Retirement 2030 Fund	87	(87)	—
Harbor Target Retirement 2035 Fund	37	(37)	—
Harbor Target Retirement 2040 Fund	51	(51)	—
Harbor Target Retirement 2045 Fund	14	(14)	—
Harbor Target Retirement 2050 Fund	22	(22)	—
Harbor Target Retirement 2055 Fund	1	(1)	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2017			As of October 31, 2016
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$410	$ 51	$ 461	$450	$ 467	$ 917
Harbor Target Retirement 2015 Fund	179	—	179	262	219	481
Harbor Target Retirement 2020 Fund	682	304	986	865	1,702	2,567
Harbor Target Retirement 2025 Fund	351	180	531	353	503	856
Harbor Target Retirement 2030 Fund	591	857	1,448	702	1,479	2,181
Harbor Target Retirement 2035 Fund	257	224	481	238	405	643
Harbor Target Retirement 2040 Fund	388	932	1,320	451	1,317	1,768
Harbor Target Retirement 2045 Fund	121	274	395	106	274	380
Harbor Target Retirement 2050 Fund	260	1,222	1,482	306	1,983	2,289
Harbor Target Retirement 2055 Fund	18	28	46	12	3	15
As of October 31, 2017, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Target Retirement Income Fund	$ 28	$ 82	$ (155)
Harbor Target Retirement 2015 Fund	93	—	(76)
Harbor Target Retirement 2020 Fund	385	—	624
Harbor Target Retirement 2025 Fund	280	—	991
Harbor Target Retirement 2030 Fund	410	38	1,930
Harbor Target Retirement 2035 Fund	150	—	1,230
Harbor Target Retirement 2040 Fund	213	252	3,096
Harbor Target Retirement 2045 Fund	76	113	1,172
Harbor Target Retirement 2050 Fund	112	537	3,568
Harbor Target Retirement 2055 Fund	10	33	310
51

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2017, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce the Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Target Retirement 2015 Fund	$—	$61	$61
Harbor Target Retirement 2020 Fund	—	60	60
Harbor Target Retirement 2025 Fund	—	17	17
Harbor Target Retirement 2035 Fund	—	78	78
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2017 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$13,901	$ 79	$(234)	$ (155)
Harbor Target Retirement 2015 Fund*	6,364	—	(76)	(76)
Harbor Target Retirement 2020 Fund*	27,119	804	(180)	624
Harbor Target Retirement 2025 Fund*	20,227	1,032	(41)	991
Harbor Target Retirement 2030 Fund	26,688	2,060	(130)	1,930
Harbor Target Retirement 2035 Fund*	13,775	1,259	(29)	1,230
Harbor Target Retirement 2040 Fund	21,844	3,143	(47)	3,096
Harbor Target Retirement 2045 Fund	8,691	1,172	—	1,172
Harbor Target Retirement 2050 Fund	19,253	3,568	—	3,568
Harbor Target Retirement 2055 Fund	2,418	310	—	310

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.
Note 6—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
52

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund of the Harbor Funds at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2017
53

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017 through October 31, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,035.50
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,040.60
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,049.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,055.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,062.00
Hypothetical (5% return)		0.00	1,000	1,025.21
54

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,071.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,078.90
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,087.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,095.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00**	$1,000	$1,099.20
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.
55

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2017:
Amount (000s)
Harbor Target Retirement Income Fund	$ 51
Harbor Target Retirement 2015 Fund	—
Harbor Target Retirement 2020 Fund	304
Harbor Target Retirement 2025 Fund	181
Harbor Target Retirement 2030 Fund	856
Harbor Target Retirement 2035 Fund	224
Harbor Target Retirement 2040 Fund	932
Harbor Target Retirement 2045 Fund	273
Harbor Target Retirement 2050 Fund	1,222
Harbor Target Retirement 2055 Fund	28

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
56

Harbor Target Retirement Funds
Additional Information—Continued

Special meeting of shareholders
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders elected six trustees to the Board of Trustees of Harbor Funds. Scott M. Amero, Robert A. Kasdin, and Ann M. Spruill were previously appointed as Trustees but had not been elected by shareholders. Raymond J. Ball, Donna J. Dean, and Randall A. Hack continue to serve on the Board.
Trustee	For	Withhold
Scott M. Amero	1,047,869,265	14,860,642
Joseph L. Dowling III	1,046,335,272	16,394,636
Robert A. Kasdin	1,047,514,035	15,215,872
Charles F. McCain	1,047,667,935	15,061,973
Kathryn L. Quirk	1,046,812,694	15,917,214
Ann M. Spruill	1,047,274,165	15,455,742
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding borrowing.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Target Retirement Income Fund	1,512,041	-	-	-
Harbor Target Retirement 2015 Fund	580,094	-	-	-
Harbor Target Retirement 2020 Fund	2,817,680	-	-	-
Harbor Target Retirement 2025 Fund	1,514,721	-	-	-
Harbor Target Retirement 2030 Fund	3,147,718	-	-	-
Harbor Target Retirement 2035 Fund	961,496	-	-	-
Harbor Target Retirement 2040 Fund	2,551,273	-	-	-
Harbor Target Retirement 2045 Fund	632,365	-	-	-
Harbor Target Retirement 2050 Fund	2,097,942	-	-	-
Harbor Target Retirement 2055 Fund	181,834	-	-	-
At a special meeting of the shareholders of the Harbor Funds held on September 22, 2017, shareholders approved an amendment to each Fund’s fundamental investment restriction regarding lending.
Fund Name	For	Against	Abstain	Broker Non-Vote
Harbor Target Retirement Income Fund	1,512,041	-	-	-
Harbor Target Retirement 2015 Fund	580,094	-	-	-
Harbor Target Retirement 2020 Fund	2,817,680	-	-	-
Harbor Target Retirement 2025 Fund	1,514,721	-	-	-
Harbor Target Retirement 2030 Fund	3,147,718	-	-	-
Harbor Target Retirement 2035 Fund	961,496	-	-	-
Harbor Target Retirement 2040 Fund	2,551,273	-	-	-
Harbor Target Retirement 2045 Fund	632,365	-	-	-
Harbor Target Retirement 2050 Fund	2,097,942	-	-	-
Harbor Target Retirement 2055 Fund	181,834	-	-	-
57

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
As of December 2017
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (54) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (73) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (66) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (53) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-Present); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (70) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (private equity firm) (2002-2013).	32	None
Robert Kasdin (59) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
58

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (65) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (63) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (48)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (42) Chief Compliance Officer and Secretary	Since 2017 Since 2007	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (46) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (49) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (58) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (45) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
59

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (38) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (53) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (49) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
60

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
61

Glossary

Benchmark Descriptions
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index—The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML 3-Month U.S. Treasury Bill Index—The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
62

Glossary—Continued

Benchmark Descriptions—Continued
Russell 1000® Index—The Russell 1000® Index is an unmanaged index generally representative of the U.S. market for larger capitalization stocks as it includes the largest 1000 securities in the Russell 3000® Index by market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
63

Glossary—Continued

Benchmark Descriptions—Continued
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index Income—The Composite Index Income is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index Income match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2015 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2020 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield
64

Glossary—Continued

Benchmark Descriptions—Continued
Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2040 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2045 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
65

Glossary—Continued

Financial Terms
12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Cap—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Market Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed or distributed by the same company that hold themselves out to investors as related companies for the purposes of investment and investor services.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Management Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
66

Glossary—Continued

Financial Terms—Continued
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
67

Glossary—Continued

Financial Terms—Continued
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
68

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Chief Compliance Officer
& Secretary
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.TR.1017

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2017			Fiscal Year Ended October 31, 2016
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$770,169	N/A	N/A	$699,400	N/A	N/A
(b) Audit-Related Fees.	$ 3,000[1]	$51,250 [2]	N/A	$ 3,000[1]	$51,250 [2]	N/A
(c) Tax Fees.	$345,618 [3]	$ 0[4]	N/A	$492,550 [3]	$ 8,400[4]	N/A
(d) All Other Fees.	$ 16,850[5]	$ 2,550[6]	N/A	$ 19,550[5]	$ 2,760[6]	N/A
1	Includes fees related to the issuance of consents for N-1A filings.
2	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3	Includes fees related to tax compliance, including foreign tax reclaim filings.
4	Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).
5	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.
6	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)	(1)	Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2017: $365,468
Fiscal Year Ended October 31, 2016: $515,100
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2017: $53,800
Fiscal Year Ended October 31, 2016: $62,440
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 21st day of December, 2017 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/Charles F. McCain, Esq.

Charles F. McCain, Esq.
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/Charles F. McCain, Esq. Charles F. McCain, Esq.	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2017
By:	/s/Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 21, 2017

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).